UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-10385
Pacific Life Funds
(Exact name of registrant as specified in charter)
700 Newport Center Drive, P.O. Box 7500
Newport Beach, CA 92660
(Address of principal executive offices) (Zip code)
Robin S. Yonis
Vice President and General Counsel of Pacific Life Funds
Pacific Life Fund Advisors LLC
700 Newport Center Drive, P.O. Box 9000
Newport Beach, CA 92660
(Name and address of agent for service)
Copies to:
Anthony H. Zacharski, Esq.
Dechert LLP
90 State House Square
Hartford, CT 06103
Registrant’s telephone number, including area code: 949-219-6767
Date of fiscal year end: March 31
Date of reporting period: April 1, 2008 — March 31, 2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

As of March 31, 2009

ANNUAL REPORT

PACIFIC LIFE FUNDS
PORTFOLIO OPTIMIZATION FUNDS

TABLE OF CONTENTS

PACIFIC LIFE FUNDS

Letter to Shareholders	A-1

Performance Discussion	A-2

Disclosure of Fund Expenses	B-1

Schedules of Investments and Notes	C-1

Financial Statements:

Statements of Assets and Liabilities	D-1

Statements of Operations	D-7

Statements of Changes in Net Assets	D-10

Statement of Cash Flows	D-16

Financial Highlights	E-1

Notes to Financial Statements	F-1

Report of Independent Registered Public Accounting Firm	F-27

Trustees and Officers Information	G-1

Special Meeting of Shareholders	G-5

Approval of Investment Advisory Agreement and Fund Management Agreements	G-6

Where to Go for More Information	G-11

PACIFIC LIFE FUNDS
Dear Shareholders:
     We are pleased to share with you the Pacific Life Funds Annual Report dated March 31, 2009.
     Pacific Life Funds is comprised of 23 separate funds (each individually a “fund” and collectively, the “funds”). Pacific Life Fund Advisors LLC (PLFA), as adviser to the funds, supervises the management of all of the funds and manages six of the funds directly. PLFA also does business under the name “Pacific Asset Management” and manages the PL Money Market Fund under that name. For the other funds, Pacific Life Funds and PLFA have retained other firms to serve as managers under PLFA’s supervision. The funds and the managers as of March 31, 2009 are listed below:

Portfolio Manager	Fund
Pacific Life Fund Advisors LLC	PL Portfolio Optimization Conservative Fund
PL Portfolio Optimization Moderate-Conservative Fund
PL Portfolio Optimization Moderate Fund
PL Portfolio Optimization Moderate-Aggressive Fund
PL Portfolio Optimization Aggressive Fund
Pacific Asset Management	PL Money Market Fund
Fred Alger Management, Inc. (Alger)	PL Small-Cap Growth Fund
AllianceBernstein L.P. (AllianceBernstein)	PL International Value Fund
ClearBridge Advisors, LLC (ClearBridge)	PL Large-Cap Value Fund
Goldman Sachs Asset Management, L.P. (Goldman Sachs)	PL Short Duration Bond Fund
Highland Capital Management, L.P. (Highland Capital)	PL Floating Rate Loan Fund
Janus Capital Management LLC (Janus)	PL Growth LT Fund
Lazard Asset Management LLC (Lazard)	PL Mid-Cap Equity Fund (formerly called Mid-Cap Value Fund)
Loomis, Sayles & Company, L.P. (Loomis Sayles)	PL Large-Cap Growth Fund
MFS Investment Management (MFS)	PL International Large-Cap Fund
NFJ Investment Group LLC (NFJ)	PL Small-Cap Value Fund
OppenheimerFunds, Inc. (Oppenheimer)	PL Main Street® Core Fund
PL Emerging Markets Fund
Pacific Investment Management Company LLC (PIMCO)	PL Managed Bond Fund
PL Inflation Managed Fund
Van Kampen	PL Comstock Fund
PL Mid-Cap Growth Fund
PL Real Estate Fund
     We appreciate your confidence in the Pacific Life Funds and look forward to serving your financial needs in the years to come.
Sincerely,

James T. Morris	Mary Ann Brown
Chairman of the Board and Chief Executive Officer	President
Pacific Life Funds	Pacific Life Funds

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION

     This report and financial statements contained herein are provided for the general information of investors with beneficial interests in Pacific Life Funds. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Pacific Life Funds’ prospectus which contains information about the Pacific Life Funds and each of its funds, including their investment objectives, risks, charges and expenses. You should read the prospectus carefully before investing. There is no assurance that a fund will achieve its investment objective. Each fund is subject to market risk. The value of a fund changes as its asset values go up or down. The value of a fund’s shares will fluctuate, and when redeemed, may be worth more or less than their original cost.
     The total return for each fund (including the 7-day yield for the PL Money Market Fund) includes reinvestment of all dividends and capital gain distributions, if any, and does not include deductions of any applicable sales charges. Past performance is not predictive of future performance. Performance figures for each class reflect the deduction of any applicable maximum front-end sales charge at the time of investment and reflect any applicable contingent deferred sales charge that would be deducted upon redemption at the end of the period presented.
     The composite benchmarks are composed using the four broad-based Indices for the PL Portfolio Optimization Funds. The percentage amounts of each broad-based index within each composite benchmark are based on each fund’s target asset class allocations in effect during the applicable period. The percentages attributed to a broad-based index within a composite benchmark will change if a fund’s target asset class allocations change.
     This report shows you the performance of the funds compared to benchmark Indices. Index performance is provided for illustrative and comparative purposes only and does not predict or depict the performance of the funds. Indices are unmanaged, do not incur transaction costs and cannot be purchased directly by investors. Index returns on equity securities include reinvested dividends. For index returns on fixed income securities, total returns are equal to the change in price plus the coupon return.
     The following market commentaries are written by the adviser and managers and as such, are based on their opinions of how their fund(s) performed during the year. The views expressed in the commentaries reflect those of the managers as of the date of this report. Any such views are subject to change based upon market or other conditions, and Pacific Life Funds, its adviser and the managers disclaim any responsibility to update such views. Any references to “we,” “I,” or “ours” are references to the adviser or manager. The manager may include statements that constitute “forward-looking statements” under the United States (U.S.) securities laws. Forward-looking statements include information concerning possible or assumed future results of the Pacific Life Funds’ investment operations, asset levels, earnings, expenses, industry or market conditions, regulatory developments and other aspects of the Pacific Life Funds’ operations or general economic conditions. In addition, when used in this report, words such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “projects” and future or conditional verbs such as “will,” “may,” “could,” “should” and “would,” or any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward-looking statements are not guarantees of performance or economic results. They involve risks, uncertainties and assumptions. Although such statements are based on expectations that a manager believes to be reasonable, actual results may differ materially from expectations. Investors must not rely on any forward-looking statements. In connection with any forward-looking statements and any investment in the Pacific Life Funds, investors should carefully consider the investment objectives, policies and risks described in the Pacific Life Funds’ current Prospectus and Statement of Additional Information, as filed with the Securities and Exchange Commission (SEC), which may be obtained from the SEC’s website at www.sec.gov.
PL Portfolio Optimization Funds
     The Portfolio Optimization Funds are five risk-based funds (PL Portfolio Optimization Funds) that commenced operations on December 31, 2003. Each of the PL Portfolio Optimization Funds invests a specified target amount in various funds of the Pacific Life Funds to accomplish the risk/return profile that corresponds to the respective PL Portfolio Optimization Fund. Each PL Portfolio Optimization Fund seeks to optimize returns for a given level of risk (or minimize risk for a given level of return). The market conditions noted below affected each of the PL Portfolio Optimization Funds during the trailing 12-month period ending March 31, 2009.
Market Conditions
     Most markets experienced significant volatility over the trailing 12-month period ending March 31, 2009. During the period, market participants had to digest negative news events that flowed one after another, which had a domino effect throughout global markets. The extent and magnitude of the downturn caught many market observers by surprise. Subprime concerns started to surface in late 2007, but the spillage spread more drastically and severely than many had anticipated. The declining U.S. housing market flooded its way through the global financial system, changing the landscape as the events unfolded.
     Major stock markets fell at rates unseen in decades. For the trailing 12-month period ending March 31, 2009, the U.S. broad equity market (as represented by the S&P 500 Index) declined 38.09%. The international market (as measured by the Morgan Stanley Capital International Europe, Australasia and Far East “MSCI EAFE” Index) fell 46.51%. The turbulent environment led many to seek flight-to-safety in U.S. Treasuries, helping the Barclays Capital U.S. Aggregate Bond Index generate a gain of 3.13% for the period. However, not all fixed income segments avoided losses. High yield bond and non-agency mortgage indices had double-digit losses over the year. Much of the overall market decline can be attributed to the credit crisis that gained momentum throughout 2008.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
     The past year quickly unwound gains from the economic boom that was fueled by the abundance of cheap credit and loose lending/underwriting standards. As optimistic sentiments reversed, asset values quickly declined and caused a downward spiral that led to the current recession. Government regulators attempted many efforts to rejuvenate the economy by pumping liquidity into the system. Although their efforts may have prevented a deeper crisis, they were unable to stop the bear market that impartially affected nearly all investment types and styles.
     The defensive sectors which are typically less cyclically sensitive (i.e. health care, consumer staples and utilities) fared better throughout 2008. On the flip side, the financials sector struggled the most during the down cycle, affecting nearly all industries as credit sources froze. This lack of credit encouraged many investment managers to focus on companies with relatively low debt and solid balance sheet management. This environment presented difficult challenges to companies that relied heavily on leverage.
     In 2008, value-oriented styles fared better than growth-oriented styles. However, that trend reversed in the first quarter of 2009 and growth-based indices have been considerably outperforming their value counterparts in 2009. For the first quarter of 2009, the Russell 1000 Growth and the Russell 1000 Value Indices returned -4.12% and -16.77%, respectively. This, however, does not confirm a market reversal toward an aggressive stance. Instead, technology companies, typically considered growth stocks, have led the charge in 2009. Larger technology companies tend to depend less on debt, generate reliable cash flows and are generally better prepared to maneuver around an economic slowdown. Evidence may indicate that a bottom may have been reached, but it may be too early to determine if the recent activity marks the start of the next bull market.
     The overall market started 2009 with some volatility but was gaining positive momentum late in the first quarter of 2009. For the quarter, the Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index and the Barclays Capital U.S. TIPS (Treasury Inflation Protected Securities) Index gained 6.61% and 5.52%, respectively. Additionally, the MSCI Emerging Markets Index avoided a loss by gaining 0.95%. The technology sector (as measured by the S&P 500 Sector/Information Technology Index) produced a positive return of 4.30% in the first quarter of 2009. However, the sustainability of the recent run-up in the market will depend on economic fundamentals. The stock markets and bond yields are considered to be leading indicators of economic cycles, but the sustainability of the longer term trend may likely be supported by lagging indicators such as employment growth.
Performance
     Since the performance of each PL Portfolio Optimization Fund is a composite of the performance of each of the underlying funds in which it invests, which may include money market, bonds, domestic equities and international funds, there is no one, broad-based industry index to use as a comparison to a PL Portfolio Optimization Fund’s performance. Therefore, we have provided information regarding two broad-based indices to use as a comparison to each fund’s performance.
     In addition, to assist in performance comparisons, composite benchmarks were constructed for each PL Portfolio Optimization Fund; each comprised of the four broad-based indices shown below. The composite benchmarks were constructed with allocations to each asset class that correspond to the target allocations for the PL Portfolio Optimization Funds. However, the actual allocation of any PL Portfolio Optimization Fund will naturally vary from these targets as a result of market performance over time. The one-year performance of these four broad-based composite benchmarks is shown in the following table. The underlying funds’ performance listed is net of all fund expenses.

1-Year
Performance
Broad-Based Indices	as of 3-31-09
S&P 500 Index (U.S. Stocks)	-38.09%
Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index (International Stocks)	-46.51%
Barclays Capital U.S. Aggregate Bond Index (Fixed Income)	3.13%
Merrill Lynch U.S. 3-Month T-Bill Index (Cash)	1.21%
     It should be noted that the benchmark indices for the underlying funds may differ from the PL Portfolio Optimization Funds broad-based indices:
     The PL Portfolio Optimization Funds had investments in the following underlying funds, which were primary contributors to performance relative to the broad-based indices:

1-Year
Performance
Underlying Funds	as of 3-31-09
PL Small-Cap Growth A (U.S. Stocks)	-35.53%
PL Large-Cap Value A (U.S. Stocks)	-35.61%
PL Small-Cap Value A (U.S. Stocks)	-36.39%
PL International Large-Cap A (International Stocks)	-40.24%
PL Emerging Markets A (International Stocks)	-42.31%

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
     The PL Portfolio Optimization Funds had investments in the following underlying funds, that were primary detractors from performance relative to the broad-based indices:

1-Year
Performance
Underlying Funds	as of 3-31-09
PL Real Estate A (U.S. Stocks)	-58.24%
PL International Value A (International Stocks)	-50.74%
PL Floating Rate Loan A (Fixed Income)	-14.37%*
PL Inflation Managed A (Fixed Income)	-3.85%
PL Managed Bond A (Fixed Income)	0.07%

*	Returns are from since inception date 6-30-2008
PL Portfolio Optimization Conservative Fund
Q. How did the fund perform over the year ended March 31, 2009?
A. For the year ended March 31, 2009, the fund’s Class A returned -10.78%, compared to a 3.13% return for the Barclays Capital U.S. Aggregate Bond Index, a -38.09% return for the S&P 500 Index, and a -7.08% return for the PL Portfolio Optimization Conservative Composite Benchmark.

The following graph shows the value as of March 31, 2009 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmarks is also shown. Performance data for Class B, C, and R shares will vary due to differences in fees and sales charges.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2009

	Class A	Class B	Class C	Class R
PL Portfolio Optimization Conservative

1 Year Total Return:
Without sales charge	-10.78%	-11.51%	-11.63%	-11.07%
With maximum sales charge	-15.66%	-15.69%	-12.47%	N/A
Barclays Capital U.S. Aggregate Bond Index	3.13%
S&P 500 Index	-38.09%
PL Portfolio Optimization Conservative Composite Benchmark	-7.08%

5 Year Total Return:
Without sales charge	1.07%	0.44%	0.43%	N/A
With maximum sales charge	-0.07%	0.10%	0.43%	N/A
Barclays Capital U.S. Aggregate Bond Index	4.13%
S&P 500 Index	-4.76%
PL Portfolio Optimization Conservative Composite Benchmark	2.50%

Since Inception (December 31, 2003):
Without sales charge	1.30%	0.69%	0.66%	0.25%
With maximum sales charge	0.22%	0.36%	0.66%	N/A
Barclays Capital U.S. Aggregate Bond Index	4.45%
S&P 500 Index	-4.24%
PL Portfolio Optimization Conservative Composite Benchmark	2.79%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
A. The PL Portfolio Optimization Conservative Fund has the majority of its concentration in a diverse group of four fixed income funds and one money market fund, as well as a minor allocation to domestic and international equity funds. The fund underperformed its composite benchmark over the trailing 12-month period.
     While the fixed income funds represented only a minor portion of the overall absolute loss for the period, their allocation detracted from relative performance compared to its composite benchmark. With respect to the broad-based fixed income benchmark (Barclays Capital U.S. Aggregate Bond Index), both the PL Inflation Managed Fund and PL Floating Rate Loan Fund drove the underperformance. Positive contributions to absolute returns from other fixed income funds such as the PL Short Duration Bond Fund and PL Managed Bond Fund were not enough to offset the underperformance within this segment.
     Although equity funds represent approximately 20% of the PL Portfolio Optimization Conservative Fund, the sizeable decline in equity markets had a meaningful impact on returns. The equity funds were largely responsible for the absolute loss for the year; however, the domestic and international equity components as a group were roughly in-line with their respective broad-based components of the composite benchmark. The domestic equity funds that outperformed the S&P 500 Index offset those that underperformed. This was also the case for the international equity funds versus the MSCI EAFE Index.
PL Portfolio Optimization Moderate-Conservative Fund
Q. How did the fund perform over the year ended March 31, 2009?
A. For the year ended March 31, 2009, the fund’s Class A returned -19.15%, compared to a 3.13% return for the Barclays Capital U.S. Aggregate Bond Index, a -38.09% return for the S&P 500 Index, and a -16.52% return for the PL Portfolio Optimization Moderate-Conservative Composite Benchmark.

The following graph shows the value as of March 31, 2009 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmarks is also shown. Performance data for Class B, C, and R shares will vary due to differences in fees and sales charges.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2009

	Class A	Class B	Class C	Class R
PL Portfolio Optimization Moderate-Conservative

1 Year Total Return:
Without sales charge	-19.15%	-19.85%	-19.84%	-19.36%
With maximum sales charge	-23.61%	-23.66%	-20.60%	N/A
Barclays Capital U.S. Aggregate Bond Index	3.13%
S&P 500 Index	-38.09%
PL Portfolio Optimization Moderate-Conservative Composite Benchmark	-16.52%

5 Year Total Return:
Without sales charge	-0.23%	-0.86%	-0.85%	N/A
With maximum sales charge	-1.35%	-1.21%	-0.85%	N/A
Barclays Capital U.S. Aggregate Bond Index	4.13%
S&P 500 Index	-4.76%
PL Portfolio Optimization Moderate-Conservative Composite Benchmark	1.02%

Since Inception (December 31, 2003):
Without sales charge	0.05%	-0.58%	-0.56%	-2.37%
With maximum sales charge	-1.02%	-0.90%	-0.56%	N/A
Barclays Capital U.S. Aggregate Bond Index	4.45%
S&P 500 Index	-4.24%
PL Portfolio Optimization Moderate-Conservative Composite Benchmark	1.40%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
A. The PL Portfolio Optimization Moderate-Conservative Fund has just over half of its allocation in a diverse group of four fixed income funds. The remainder is allocated to nine domestic and two international equity funds. The fund underperformed its composite benchmark for the trailing 12-month period.
     On an absolute basis, the fixed income funds amounted to a small portion of the loss for the period. However, the fixed income allocation detracted from performance relative to its composite benchmark. Compared to the fixed income component of the composite benchmark (Barclays Capital U.S. Aggregate Bond Index), the PL Inflation Managed Fund and the PL Floating Rate Loan Fund largely drove the underperformance. Positive contributions to absolute returns from other fixed income funds such as the PL Short Duration Bond Fund and PL Managed Bond Fund were not enough to offset the underperformance within this segment.
     The majority of the negative return for the period stemmed from the equity component of the fund. Reflective of the overall stock market, both value and growth-oriented funds experienced significant declines during the year. However, the fund’s domestic and international equity components as a group were roughly in-line with their respective broad-based equity components of the composite benchmark. Among the domestic equity funds, the PL Comstock Fund and PL Mid-Cap Equity Fund underperformed the S&P 500 Index. Better performing funds like PL Large-Cap Value Fund helped relative performances within the domestic equity segment. Similar to the fund’s domestic counterpart, the underperformance of the PL International Value Fund versus the MSCI EAFE Index was limited by the outperformance of the PL International Large-Cap Fund.
PL Portfolio Optimization Moderate Fund
Q. How did the fund perform over the year ended March 31, 2009?
A. For the year ended March 31, 2009, the fund’s Class A returned -27.25%, compared to a 3.13% return for the Barclays Capital U.S. Aggregate Bond Index, a -38.09% return for the S&P 500 Index, and a -25.15% return for the PL Portfolio Optimization Moderate Composite Benchmark.

The following graph shows the value as of March 31, 2009 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmarks is also shown. Performance data for Class B, C, and R shares will vary due to differences in fees and sales charges.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2009

	Class A	Class B	Class C	Class R
PL Portfolio Optimization Moderate

1 Year Total Return:
Without sales charge	-27.25%	-27.95%	-28.02%	-27.48%
With maximum sales charge	-31.25%	-31.41%	-28.71%	N/A
Barclays Capital U.S. Aggregate Bond Index	3.13%
S&P 500 Index	-38.09%
PL Portfolio Optimization Moderate Composite Benchmark	-25.15%

5 Year Total Return:
Without sales charge	-1.32%	-1.94%	-1.96%	N/A
With maximum sales charge	-2.43%	-2.28%	-1.96%	N/A
Barclays Capital U.S. Aggregate Bond Index	4.13%
S&P 500 Index	-4.76%
PL Portfolio Optimization Moderate Composite Benchmark	-0.58%

Since Inception (December 31, 2003):
Without sales charge	-0.99%	-1.61%	-1.65%	-4.81%
With maximum sales charge	-2.05%	-1.93%	-1.65%	N/A
Barclays Capital U.S. Aggregate Bond Index	4.45%
S&P 500 Index	-4.24%
PL Portfolio Optimization Moderate Composite Benchmark	-0.11%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The PL Portfolio Optimization Moderate Fund invests primarily in a diverse group of ten domestic and three international equity funds as well as four fixed income funds. The fund underperformed its composite benchmark for the trailing 12-month period.
     The fund’s largest component, domestic equity, had mixed results. In general, the domestic equity market experienced significant declines during the year. The losses generated by the equity portion of the fund represented the majority of the negative returns for the period. The PL Comstock Fund and PL Mid-Cap Equity Fund underperformed the broad-based domestic equity component of the composite benchmark (S&P 500 Index). The PL Small-Cap Value Fund and PL Small-Cap Growth Fund positively contributed to relative performance.
     On the international front, the fund’s relative performance was in-line with the international component of its composite benchmark. The underperformance of the PL International Value Fund was countered by the outperformance of the PL International Large-Cap Fund and PL Emerging Markets Fund.
     In absolute terms, the fixed income component represented a minor portion of the overall loss for the period. However, the fixed income allocation detracted from performance relative to the composite benchmark. Compared to the fixed income component of the composite benchmark (Barclays Capital U.S. Aggregate Bond Index), the PL Inflation Managed Fund coupled with the PL Floating Rate Loan Fund largely drove the underperformance. Positive contributions to absolute returns from other fixed income funds such as the PL Short Duration Bond Fund and PL Managed Bond Fund were not enough to offset the underperformance within this segment.
PL Portfolio Optimization Moderate-Aggressive Fund
Q. How did the fund perform over the year ended March 31, 2009?
A. For the year ended March 31, 2009, the fund’s Class A returned -35.15%, compared to a 3.13% return for the Barclays Capital U.S. Aggregate Bond Index, a -38.09% return for the S&P 500 Index, and a -33.32% return for the PL Portfolio Optimization Moderate-Aggressive Composite Benchmark.

The following graph shows the value as of March 31, 2009 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmarks is also shown. Performance data for Class B, C, and R shares will vary due to differences in fees and sales charges.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2009

	Class A	Class B	Class C	Class R
PL Portfolio Optimization Moderate-Aggressive

1 Year Total Return:
Without sales charge	-35.15%	-35.97%	-36.12%	-35.38%
With maximum sales charge	-38.74%	-39.06%	-36.74%	N/A
Barclays Capital U.S. Aggregate Bond Index	3.13%
S&P 500 Index	-38.09%
PL Portfolio Optimization Moderate-Aggressive Composite Benchmark	-33.32%

5 Year Total Return:
Without sales charge	-3.12%	-3.78%	-3.82%	N/A
With maximum sales charge	-4.21%	-4.11%	-3.82%	N/A
Barclays Capital U.S. Aggregate Bond Index	4.13%
S&P 500 Index	-4.76%
PL Portfolio Optimization Moderate-Aggressive Composite Benchmark	-2.34%

Since Inception (December 31, 2003):
Without sales charge	-2.77%	-3.42%	-3.48%	-7.80%
With maximum sales charge	-3.81%	-3.74%	-3.48%	N/A
Barclays Capital U.S. Aggregate Bond Index	4.45%
S&P 500 Index	-4.24%
PL Portfolio Optimization Moderate-Aggressive Composite Benchmark	-1.79%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The PL Portfolio Optimization Moderate-Aggressive Fund invests primarily in a diverse group of ten domestic and three international equity funds, with a small allocation to fixed income funds. The fund underperformed its composite benchmark for the trailing 12-month period.
     The fund’s domestic equity allocation experienced mixed results. In general, the domestic equity market experienced significant declines during the year. Underperforming the domestic equity component of the composite benchmark (S&P 500 Index), the PL Large-Cap Growth Fund and PL Mid-Cap Growth Fund detracted from relative performance. On the other hand, the PL Small-Cap Value Fund and PL Small-Cap Growth Fund contributed positively to performance. The PL Real Estate Fund experienced a sizeable loss over the period that dampened returns for the period.
     On the international front, the fund’s performance was generally in-line with the international component of its composite benchmark. The underperformance of the PL International Value Fund was countered by the outperformance of the PL International Large-Cap Fund and PL Emerging Markets Fund.
     In absolute terms, the fixed income component represented an insignificant amount of the overall loss for the period. The PL Inflation Managed Fund coupled with the PL Floating Rate Loan Fund underperformed the fixed income component of the composite benchmark (Barclays Capital U.S. Aggregate Bond Index).
PL Portfolio Optimization Aggressive Fund
Q. How did the fund perform over the year ended March 31, 2009?
A. For the year ended March 31, 2009, the fund’s Class A returned -40.88%, compared to a 3.13% return for the Barclays Capital U.S. Aggregate Bond Index, a -38.09% return for the S&P 500 Index, and a -39.33% return for the PL Portfolio Optimization Aggressive Composite Benchmark.

The following graph shows the value as of March 31, 2009 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmarks is also shown. Performance data for Class B, C, and R shares will vary due to differences in fees and sales charges.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2009

	Class A	Class B	Class C	Class R
PL Portfolio Optimization Aggressive

1 Year Total Return:
Without sales charge	-40.88%	-42.04%	-41.99%	-41.17%
With maximum sales charge	-44.13%	-44.86%	-42.55%	N/A
Barclays Capital U.S. Aggregate Bond Index	3.13%
S&P 500 Index	-38.09%
PL Portfolio Optimization Aggressive Composite Benchmark	-39.33%

5 Year Total Return:
Without sales charge	-4.43%	-5.20%	-5.20%	N/A
With maximum sales charge	-5.51%	-5.54%	-5.20%	N/A
Barclays Capital U.S. Aggregate Bond Index	4.13%
S&P 500 Index	-4.76%
PL Portfolio Optimization Aggressive Composite Benchmark	-3.89%

Since Inception (December 31, 2003):
Without sales charge	-4.08%	-4.83%	-4.83%	-10.13%
With maximum sales charge	-5.10%	-5.15%	-4.83%	N/A
Barclays Capital U.S. Aggregate Bond Index	4.45%
S&P 500 Index	-4.24%
PL Portfolio Optimization Aggressive Composite Benchmark	-3.29%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The PL Portfolio Optimization Aggressive Fund invests in a diverse group of ten domestic and three international equity funds. The fund underperformed its composite benchmark for the trailing 12-month period.
     The fund primarily invests in domestic equity, which was the largest detractor from performance for the period. In general, the domestic equity market experienced significant declines during the year. The PL Large-Cap Growth Fund and PL Mid-Cap Growth Fund underperformed the equity component of the composite benchmark (S&P 500 Index). On the other hand, the PL Small-Cap Value Fund and PL Small-Cap Growth Fund contributed positively to performance. The PL Real Estate Fund experienced a sizeable loss over the period that dampened returns for the period.
     On the international front, the fund’s performance was generally in-line with the international component of the composite benchmark. The underperformance of the PL International Value Fund was countered by the outperformance of the PL International Large-Cap Fund and PL Emerging Markets Fund.
PL Money Market Fund
Q. How did the fund perform over the year ended March 31, 2009?
A. For the year ended March 31, 2009, the fund’s Class A returned 1.27%, compared to a 1.21% return for its benchmark, the Merrill Lynch U.S. 3-Month Treasury Bill (T-Bill) Index, and a 1.68% return for the Lipper Money Market Funds Index. The current yield measured during the seven-day period ending March 31, 2009 was 0.00%.

The following graph shows the value as of March 31, 2009 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmarks is also shown.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2009

Class A
PL Money Market Fund

1 Year Total Return:
Without sales charge	1.27%
Merrill Lynch U.S. 3-Month T-Bill Index	1.21%
Lipper Money Market Funds Index	1.68%

5 Year Total Return:
Without sales charge	2.59%
Merrill Lynch U.S. 3-Month T-Bill Index	3.21%
Lipper Money Market Funds Index	3.02%

Since Inception (September 28, 2001):
Without sales charge	1.87%
Merrill Lynch U.S. 3-Month T-Bill Index	2.65%
Lipper Money Market Funds Index	2.35%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. In response to a slowing economy and unprecedented events in the financial system, the Federal Reserve (“Fed”) cut the Federal Funds rate four times during the 12-month period ending March 31, 2009, moving the rate during that period from 2.25% to its year-end target, a range of 0.00% to 0.25%. In addition to the actions by the Fed, aggressive policy actions were also taken by the U.S. Department of the Treasury (“U.S. Treasury”) and U.S. Congress.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
     For the fund’s fiscal year ending March 31, 2009, the S&P 500 Index declined approximately 40%; oil retreated from a high of $147 a barrel in July to a low of $35 a barrel in December. The financials sector was also overwhelmed by a series of difficulties throughout the year: the Bear Stearns Cos., Inc. (Bear Stearns) was taken over by JP Morgan Chase & Co. (JPMorgan Chase) in a U.S. Government-assisted transaction; the U.S. Government’s Federal Housing Finance Agency placed Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac) into conservatorship; Lehman Brothers Holdings, Inc. (Lehman Brothers) filed for bankruptcy; American International Group, Inc. (AIG) received multiple rounds of assistance from the Fed and the U.S. Treasury; Washington Mutual, Inc. (after being placed into receivership) saw the majority of its assets sold to JPMorgan Chase; a major money market fund “broke the buck” (net asset value (NAV) was below $1 per share); and U.S. Congress agreed to provide loans to General Motors Corp. and Chrysler. In one of the more widely discussed programs, U.S. Congress authorized the use of $700 billion through the Troubled Assets Relief Program (TARP).
     Liquidity concerns and market volatility were heightened in the first half of 2008, but increased significantly in the second half of the year. The Lehman Brothers bankruptcy in mid-September 2008 intensified these already elevated levels. As concerns around credit exposures in money market funds rose, outflows from these funds began. In order to remain liquid, many money market funds invested a large percentage of their assets in overnight securities which exacerbated some of the dislocations in the short-term funding markets.
     Given the importance of the money market industry, there were multiple U.S. Government programs enacted to reduce stresses in these markets. Several were directed at money market funds and their investors, with others focused on frequent issuers of short term debt. The main issuer-focused program was the Commercial Paper Funding Facility (CPFF) which created a vehicle, financed by the Fed, which would purchase commercial paper directly from eligible Tier 1 commercial paper issuers. This supported higher credit quality issuers (Tier 1 issuers) but also widened the gap in short-term funding costs between Tier 1 issuers and lower rated Tier 2 issuers. These programs were largely successful and as the fourth quarter of 2008 progressed, short-term funding markets began functioning more efficiently.
     Certain events during the reporting period created two different dynamics for the fund’s management. Starting in April 2008, in anticipation of future rate cuts by the Fed, we, at Pacific Asset Management, began to lengthen the weighted average maturity (WAM) of the fund in order to lock in higher yields. As the year progressed, however, the stresses in the short-term markets increased and maintaining strong liquidity became more significant. Beginning in September, we felt it prudent to shorten the WAM in order to limit credit risk and increase the liquidity of the fund. This “shortened” WAM remained in place for the majority of the fourth quarter with typical calendar year end pressures magnifying the effect. Additionally, the absence of asset backed commercial paper (ABCP), structured investment vehicles (SIVs), or broker-dealer investments was beneficial to the fund’s liquidity.
     Our investment strategy is weighted towards liquid, top-tier U.S. industrial commercial paper with a mix of financial and banking related notes, as well as floating rate notes and certificates of deposits. We at Pacific Asset Management continue to manage the fund with a focus on stability, liquidity, and current income through a consistent, disciplined investment approach emphasizing industry and asset type diversification.
PL Small-Cap Growth Fund
Q. How did the fund perform over the year ended March 31, 2009?
A. For the year ended March 31, 2009, the fund’s Class A returned -35.53%, compared to a -36.36% return for its benchmark, the Russell 2000 Growth Index.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

The following graph shows the value as of March 31, 2009 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2009

Class A
PL Small-Cap Growth Fund

1 Year Total Return:
Without sales charge	-35.53%
With maximum sales charge	-39.07%
Russell 2000 Growth Index	-36.36%

5 Year Total Return:
Without sales charge	-6.65%
With maximum sales charge	-7.70%
Russell 2000 Growth Index	-5.37%

Since Inception (September 28, 2001):
Without sales charge	-2.55%
With maximum sales charge	-3.28%
Russell 2000 Growth Index	0.62%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. Eager to shake off the financial, housing, and credit crises that plagued 2008, pundits looked toward 2009 as a time of recovery. But the first quarter experienced continued volatility as the markets retested and surpassed 2008’s lows. While the fourth quarter of 2008 experienced a real Gross Domestic Product (GDP) drop of 6.2%, the consensus expectation is that first-quarter GDP will fall 5.3%. Despite a March rally and the U.S. Government’s continued efforts to stop the economic deterioration, the markets will have dropped for the sixth consecutive quarter. A recovery may not come soon but eventually it will come; many predict the middle or end of 2009 is when we will begin to see some kind of turnaround and an end to the current recession.
     By the conclusion of the 12-month period ending March 31, 2009:
•	The steepest market drop had come on March 9, 2009, when the S&P 500 Index fell to 676.

•	By the first quarter’s end, the S&P 500 Index had recovered from the steepest point of its first-quarter drop but was still down 11.7% from the start of the year.

•	Unemployment had reached a 25-year high of 8.5%, according to the U.S. Bureau of Labor Statistics.

•	Other economic indicators were more optimistic: Consumer spending inched higher in both January and February, up 1.0% and 0.2%, respectively, according to the Commerce Department.

•	The Obama administration had alleviated some fear by revealing the major brush strokes of its economic-recovery plan.

•	U.S. Government involvement in the credit markets helped push rates on fixed-rate 30-year mortgages to a record-low 4.85%, encouraging refinancing and fresh interest in home buying that resulted in the 1.7% rise in home prices in January, ending months of decline, according to the Federal Housing Finance Agency’s monthly House Price Index.
     During the past 12 months, the S&P 500 Index was down 38.09% while the Dow Jones Industrial Average (DJIA) was down 39.98%. Small-capitalization stocks performed slightly better than their large-capitalization counterparts; the Russell 1000 Index, a large-capitalization index, was down 38.27%, while the stocks in the small-capitalization index, the Russell 2000 Index, posted a decline of 37.50%. Value indices also underperformed growth counterparts. The Russell 1000 Value Index posted a loss of 42.42% while the Russell 1000 Growth Index was down 34.28%. Within the small-capitalization space, value stocks underperformed growth stocks, as the Russell 2000 Value Index was down 38.89% while the Russell 2000 Growth Index was down 36.36%.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
     During the past year, Alger’s investment philosophy and process remained unchanged: a research intensive, bottom-up, fundamental approach to discover the fastest-growing companies undergoing positive dynamic change. During the reporting period, the fund slightly outperformed the benchmark.
     The largest fund weightings were in the information technology and health care sectors. The largest sector that was overweight for the period was in information technology. The largest sector that was underweight for the period was in health care. Favorable stock selection in the industrials and materials sectors was the most important relative contributor to the fund’s performance. Sectors that detracted from fund performance included consumer staples and energy.
     Among the most important relative contributors to fund performance were Darden Restaurants, Inc., small-business marketing services company, VistaPrint Ltd.; anti-infective drug maker, Optimer Pharmaceuticals, Inc.; semiconductor manufacturer, Marvell Technology Group Ltd.; and professional schools operator, Corinthian Colleges, Inc. Conversely, detracting from overall fund results on a relative basis were spirit beverages business, Central European Distribution Corp.; Tenet Healthcare Corp.; clinical research organization, ICON P.L.C. (ADS); oil and gas exploration company, Mariner Energy Inc.; and mining company, Bucyrus International, Inc.
     As of March 31, 2009, the fund remained well diversified, consisting of investments in 106 equity securities across 43 industries. The top five industries of the fund were: software, biotechnology, semiconductors & semiconductor equipment, health care equipment & supplies and hotels, restaurants & leisure. We at Alger believe that the market rallies that were experienced at the end of the first quarter of 2009 do not, unfortunately, indicate the beginning of a bull market; especially as first-quarter earnings reports dampen investor enthusiasm. But we believe optimism will ultimately prevail, and that the end of the recession could be in sight. The recession could last into the third quarter, with GDP growth occurring in 2010. Between now and then, we believe a slow, though not steady, recovery will reveal itself as 2009 progresses. By the end of the year, we believe unemployment, a lagging indicator, could be as high as 10%, and with a rise in unemployment, generally comes a decline in consumer confidence. However, lagging indicators have had less of an impact on investor behavior recently since they are understood to not be an accurate reflection of the current state of affairs. Another positive for the general economic outlook is that consumers are now saving at greater rates than they have in decades, and that money is expected to flow back into investments as consumer confidence begins to return.
     While regaining past market highs may take years, we believe long-term investors understand the value of investments made at lows in portfolios with long durations. As professional investors, we spend most of our investing lifetime in an environment where the markets are fairly or fully valued. We are excited today because there are investment opportunities we may never again see in our investing lifetime.
PL International Value Fund
Q. How did the fund perform over the year ended March 31, 2009?
A. For the year ended March 31, 2009, the fund’s Class A returned -50.74%, compared to a -46.51% return for its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

The following graph shows the value as of March 31, 2009 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2009

Class A
PL International Value Fund

1 Year Total Return:
Without sales charge	-50.74%
With maximum sales charge	-53.47%
MSCI EAFE Index	-46.51%

5 Year Total Return:
Without sales charge	-6.54%
With maximum sales charge	-7.58%
MSCI EAFE Index	-2.18%

Since Inception (September 28, 2001):
Without sales charge	-1.97%
With maximum sales charge	-2.71%
MSCI EAFE Index	2.05%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. Equity markets around the world tumbled during the past year, as turmoil in the financial system threatened to plunge the global economy into a deep and prolonged recession. However, markets rallied in March 2009 as investors took heart from renewed U.S. Government efforts to stabilize the banking system but still ended the period down substantially. Sentiment was boosted by tentative signs that the cyclical downturn in world economic growth may be close to a trough. However, with the outlook for growth and corporate profits clouded in uncertainty, investor confidence remained very fragile.
     All sectors of the market were down for the period, led by financials and construction & housing stocks. The defensive health care sector held up relatively better. The fund underperformed the benchmark during the reporting period. Stock selection and the fund’s overweight position in the industrial commodities sector was the largest detractor from the fund’s performance returns. This included holdings in mining group Xstrata P.L.C. and steel maker Voestalpine A.G. Other detractors from fund performance included financial holdings: HBOS P.L.C., The Royal Bank of Scotland Group P.L.C. and Fortis Bank A.S. However, some of the holdings within the financials sector, including Catlin Group Ltd., Munich Re, RSA Insurance Group P.L.C., Fairfax Financial Holdings Ltd. and Credit Suisse Group A.G., were positive contributors to the fund’s performance.
     Sector selection also contributed positively to the fund’s performance, led by an overweight position to the energy sector and an underweight position to the construction & housing sector. Heightened investor anxiety has created significant market anomalies and a particularly fertile environment for value investing. The most attractive value stocks are now selling at a deep discount to the market and the value opportunity is remarkably diverse, spanning most sectors. We at AllianceBernstein continue to take advantage of investor overreaction to economic and industrial stresses, using our deep fundamental research capabilities to uncover investment opportunities and identify undervalued companies arising from current market volatility. We believe the fund is well positioned to be resilient through a potentially extended economic downturn and to capture the long-term value opportunity when investor confidence improves and equity markets rebound.
PL Large-Cap Value Fund
Q. How did the fund perform over the year ended March 31, 2009?
A. For the year ended March 31, 2009, the fund’s Class A returned -35.61%, compared to a -42.42% return for its benchmark, the Russell 1000 Value Index.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

The following graph shows the value as of March 31, 2009 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2009

Class A
PL Large-Cap Value Fund

1 Year Total Return:
Without sales charge	-35.61%
With maximum sales charge	-39.13%
Russell 1000 Value Index	-42.42%

5 Year Total Return:
Without sales charge	-5.14%
With maximum sales charge	-6.21%
Russell 1000 Value Index	-4.94%

Since Inception (September 28, 2001):
Without sales charge	-2.12%
With maximum sales charge	-2.85%
Russell 1000 Value Index	-0.77%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. For several years, low interest rates and loose underwriting standards contributed to rapid growth in mortgage debt which supported rising home prices and funded elevated levels of consumer spending. These factors created the appearance of a strong economy that was ultimately unsustainable. As home prices softened and borrowers showed signs of stress, the virtuous cycle began to unwind. Deteriorating credit lead to tighter underwriting standards and pressured consumer spending which in turn caused an economic slowdown in the U.S. and subsequently throughout the world.
     Since the peak in mid-2006, U.S. national home prices, as measured by S&P/Case-Shiller 20-City Composite Home Price Index, declined an unprecedented 26.74% through calendar year end 2008. As home prices continued to fall, the values of even highly rated structured financial products collateralized by residential mortgages declined precipitously putting enormous pressure on the entire financial system. This led to the near collapse of and the U.S. Government-assisted sale of The Bear Stearns Cos., Inc.; forced a conservatorship of the nation’s two largest mortgage companies, Fannie Mae and Freddie Mac; and the U.S. Government seizure of the country’s largest thrift institution, Washington Mutual, Inc. The U.S. Government’s decision to allow Lehman Brothers Holdings, Inc., the fourth largest and oldest investment bank in the country, to fail and file for bankruptcy, rippled throughout global financial markets. Concerned about the fragility of the financial system, the U.S. Government was effectively forced to nationalize American International Group, Inc., the largest U.S. insurance company. Consequently, many of the largest financial institutions, such as The Goldman Sachs Group, Inc. (Goldman Sachs), Morgan Stanley and GE Capital, a subsidiary of General Electric Co. (parent company), dependent on capital market funding, were forced to raise capital at distressed prices. Following the collapse of Lehman Brothers, the Reserve Fund (the oldest and largest money market fund in the country) “broke the buck,” NAV was below $1 per share shaking the confidence of investors and effectively seizing the credit markets.
     As the economy continued to deteriorate, central banks across the globe responded with aggressive interest rate cuts. In the U.S., the Fed lowered the Fed Funds rate from 2.25% at the start of the fiscal year to a target range of 0.0-0.25%. Slower global economic growth reduced demand for commodities causing prices to decline. Oil dropped 66% from the high of $146.69 a barrel in mid-July 2008 to $49.66 a barrel at the end of the fiscal year. Easing inflationary pressures provided some relief to consumers and businesses.
     While the financial system remains very fragile, we believe that aggressive U.S. Government intervention has provided some level of stability. The year 2008 ended with the U.S. Government’s effort to restore confidence and provide capital support by implementing the unprecedented and controversial $700 billion TARP, approved by U.S. Congress. Additionally, through coordinated actions involving the Fed, the U.S. Treasury, and the Federal Deposit Insurance Corporation (FDIC), the U.S. Government established a variety of extraordinary funding vehicles to restore and unfreeze the credit markets. In addition to supporting the banking sector, the administration provided financial assistance to the perennially challenged domestic automotive industry. Aggressive U.S. Government intervention, which might

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
involve a pre-packaged bankruptcy of General Motors Corp. (GM), is aimed at restoring the industry’s long-term viability. The recent announcement by the Fed to purchase up to $1.25 trillion of mortgages and treasuries has pushed the 10-year bond yield to 2.71% and 30-year fixed rate mortgages to 4.85% at fiscal year end. Furthermore, the $787 billion economic stimulus plan and implementation of the Public-Private Investment Partnership (PPIP) are aimed at stabilizing the financial system and restoring economic growth over time. However, the U.S. Government action will result in record budget deficits with unknown long-term consequences.
     A challenging economic environment combined with an unprecedented U.S. Government intervention created an extraordinary level of investor uncertainty. However, these concerns are significantly reflected in lower equity prices. While we cannot predict the length or depth of the current recession, we are increasingly optimistic that long-term investors will benefit from current opportunities.
     The ClearBridge managers for the fund emphasize individual security selection, while diversifying portfolio investments by position size and across industries, in an effort to reduce risk. The managers seek to identify those companies with favorable valuations and attractive return potential. In the stock selection process, the managers consider company fundamentals that may include: competitive position, quality of management, balance sheet strength and valuation. We attempt to identify companies whose stock prices are believed to not fully reflect their intrinsic value. In this environment, we continue to seek a balance between short-term risks and long-term opportunities as we focus on companies we believe have strong franchises capable of generating attractive returns over time.
     All sectors of the S&P 500 Index declined during the period. The sectors that lagged behind the S&P 500 Index in the last 12 months were financials (-63.03%), industrials (-50.51%) and materials (-45.11%). The sectors that were down the least, in absolute terms, included health care (-19.74%), consumer staples (-22.64%) and telecommunication services (-25.17%).
     The fund’s outperformance relative to the benchmark during the reporting period was attributable to both security selection and sector allocation. Security selection was strongest within the financials and consumer staples sectors and weakest in the energy and telecommunication services sectors. However, this was partially offset by underweight positions in both the health care and energy sectors.
     Top absolute contributors to fund performance during the period included Roche Holding A.G., State Street Corp., News Corp. (Class A), Lehman Brothers Holdings, Inc. and Pfizer, Inc. The fund’s exposure to health care was increased by adding Roche and Pfizer Canada, Inc. (Pfizer) to the fund. Concerns about health care reform compressed valuations in this sector offering, an attractive entry point for long-term investors.
     Stocks that detracted from the fund’s absolute performance during this same period included General Electric Co., Bank of America Corp., Wells Fargo & Co., News Corp. (Class B) and Liberty Media Corp.-Entertainment. Recent capital market events have put pressure on the portfolio of assets at GE Capital and the consolidated balance sheet of General Electric Co. Despite cyclical challenges, we remain reasonably confident in the long-term prospects for General Electric Co.
     The fund’s exposure to industrials and financials sectors were reduced during the period and the consumer staples and energy weightings were increased. The fund is currently overweight in the consumer staples, consumer discretionary and telecommunication services sectors and underweight in the health care, utilities and financials sectors versus the benchmark.
PL Short Duration Bond Fund
Q. How did the fund perform over the year ended March 31, 2009?
A. For the year ended March 31, 2009, the fund’s Class A returned 0.75%, compared to a 3.61% return for its benchmark, the Merrill Lynch 1-3 Year U.S. Treasury Index.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

The following graph shows the value as of March 31, 2009 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2009

Class A
PL Short Duration Bond Fund

1 Year Total Return:
Without sales charge	0.75%
With maximum sales charge	-4.75%
Merrill Lynch 1-3 Year U.S. Treasury Index	3.61%

5 Year Total Return:
Without sales charge	2.36%
With maximum sales charge	1.21%
Merrill Lynch 1-3 Year U.S. Treasury Index	3.87%

Since Inception (December 31, 2003):
Without sales charge	2.43%
With maximum sales charge	1.33%
Merrill Lynch 1-3 Year U.S. Treasury Index	3.88%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. During the reporting period, the global financial crisis reached historic proportions and rapidly spread to the overall economy, sending the U.S. economy into a serious recession despite several historic responses from policy makers. The fall of 2008 proved to be a turning point for the global financial markets. During this time, the U.S. Government seized mortgage giants Fannie Mae and Freddie Mac, helped to keep American International Group, Inc. solvent, provided insurance for money market funds and passed the $700 billion TARP, among many other measures. Arguably the most pivotal event, the Lehman Brothers Holdings, Inc. bankruptcy filing, shook financial markets to its core and led to an extreme flight to quality.
     Economic data from every corner of the world suggested that growth was in freefall during the reporting period. Without exception, consumption, investment, income and profits had fallen rapidly and, in many cases, were and are at historically low levels. The economy contracted far more at the end of 2008 than initially anticipated, as fourth quarter GDP was revised downward to -6.3%, the worst reading since the 1982 recession. Employment, which tends to lag the overall growth trend, also deteriorated significantly. Through the end of the reporting period, non-farm payrolls declined for 15 consecutive months with total losses of over 3.3 million for the past five months. Not surprisingly, weakness persisted in the housing market, with the S&P/Case-Shiller 20-City Composite Home Price Index was down nearly 30% from its 2006 peak through January 2009 and average home prices were at similar levels to what they were in late 2003. Falling equity and home prices, tightening credit and high unemployment rates have taken a toll on the consumer. In February, the Conference Board Consumer Confidence Index reached its lowest level in the series’ history dating back to 1967. Meanwhile, inflationary pressures diminished significantly, with lower energy prices paving the way for a retrenchment (peak-to-trough decline) in headline consumer price index (CPI).
     During the reporting period, the Federal Open Market Committee (FOMC) cut the target for the Fed Funds from 2.25% to a range of 0-0.25%. The cut marked the end of conventional easing and the FOMC subsequently moved forward with unconventional approaches to easing credit conditions. In late 2008, the Fed announced a program to purchase up to $500 billion in agency mortgage-backed securities over the next six months. This was later expanded to an astounding $1.25 trillion. In March, the Fed also announced it would purchase up to $300 billion in U.S. Treasury debt over the next six months. Other recent announcements from the U.S. Government included the $787 billion economic stimulus plan, the American Recovery and Reinvestment Act and the Homeowner Affordability and Stability Plan. The U.S. Government also announced that it will start conducting stress tests of the largest U.S. banking organizations. It vowed to provide them with an extra cushion of support if it is determined that they have insufficient capital buffers to withstand the impact of an economic environment that is more challenging than is currently anticipated. Lastly, Treasury Secretary Geithner unveiled the details of the Obama administration’s plan to cleanse banks’ balance sheets of hundreds of billions of dollars of legacy troubled assets. The plan consists of two parts: a “legacy loans” program to provide financing and capital to purchase loans off of banks’ books; and a securities program that features two separate sub-components: an expansion of the existing Term Asset Backed Securities Lending Facility (TALF)

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
to purchase a broader set of assets, and the PPIP to be managed by the private sector, with financing and some capital provided by the U.S. Government.
     Yields on U.S. Government bonds fell significantly during the period as the negative feedback loop between the real economy and the financial system became more entrenched. The yield on the three-month Treasury bill fell an astounding 111 basis points to end the period at 0.21%. Further out on the curve, yields also rallied, but to a lesser extent; the 10-year note ended the period 75 basis points lower at 2.71%.
     A combination of top-down and bottom-up strategies with a focus on high quality fixed income securities impacted the fund’s returns during the reporting period. Tactical management of the fund’s duration and term structure positioning marginally contributed to the fund’s returns over the reporting period. Within our cross-sector strategies, increased spread volatility and wider spreads across all sectors were a significant drag on fund performance. In particular, wider corporate and agency sector spreads detracted from fund performance. The corporate sector experienced extraordinary volatility during the year due to an unprecedented series of events, the most noteworthy of which was Lehman Brothers Holdings, Inc. filing for bankruptcy (Chapter 11). Within our bottom-up strategies, selection of mortgage-backed securities was the key detractor from fund excess returns during the period. Specifically, security selection of super-senior, credit-enhanced, non-agency-backed adjustable-rate mortgages hurt fund performance. Volatility within the sector, technical pressures and overall market illiquidity contributed to the underperformance of these securities.
     We at Goldman Sachs Asset Management (Goldman Sachs) believe the most likely scenario is that U.S. economic growth will remain negative through the first half of 2009, before turning modestly positive in the second half of the year. The $787 billion economic stimulus plan passed in February 2009 may be worth as much as 3% of the GDP in the second and third quarters of this year. As the economy levels off, the stimulus alone may be enough to offset other areas of the economy and push overall growth into positive territory by the third quarter.
     For the first time in a long while, we view the risks to our forecast as more balanced and not definitively tilted toward the downside. To be sure, serious downside risks remain. We believe that fiscal stimulus will begin to fade into 2010, creating the risk of a renewed downturn in the absence of additional stimulus or a recovery in consumption and business spending. The banking system is also far from being fully repaired and remains a key risk. However, we also see some potential bright spots. First, consumer spending, after a very rapid adjustment, could be bottoming. Second, the policy response has been massive, with the Fed implementing quantitative easing via direct purchases of U.S. Treasuries and agency mortgage securities. The Fed’s purchases have reduced 30-year mortgage rates to less than 5%, the lowest level in the 36-year history of Freddie Mac’s weekly survey. Lower mortgage rates have contributed to preliminary signs of stabilization in the housing market and have reduced consumer debt costs. At the same time, the administration is implementing bank stress tests to identify distressed assets and working to provide banks with a way to dispose of those assets via the proposed Program Protection Implementation Plan. To the extent that these programs and others, such as streamlined mortgage modifications, gain traction, we believe the economic recovery could be stronger than we currently expect.
PL Floating Rate Loan Fund
Q. How did the fund perform over the period ended March 31, 2009?
A. For the period ended March 31, 2009, the fund’s Class A returned -14.37%, compared to a -22.29% return for its benchmark, the Credit Suisse Leveraged Loan Index. The PL Floating Rate Loan Fund commenced operations on June 30, 2008.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

The following graph shows the value as of March 31, 2009 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown.
Performance Comparison
Total Returns (Non-Annualized) for the Period Ended March 31, 2009

Class A
PL Floating Rate Loan Fund

Since Inception (June 30, 2008):
Without sales charge	-14.37%
Credit Suisse Leveraged Loan Index	-22.29%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The fund seeks to provide a high level of current income, consistent with preservation of capital and intends to achieve its objective through investment in bank loans. Bank loans are business loans that have a senior right to payment to most other debts of the borrower. These loans have historically offered interest rates that offer a premium over prevailing market rates, such as the London Interbank Offered Rate (LIBOR) and are reset on a regular schedule. Our strategies are driven by our belief that the leveraged loan markets represent a good long-term investment opportunity. As of March 31, 2009 the fund was well diversified with positions in 25 issuers across 14 industries.
     Approximately 2.61% of the fund was in second lien loan investments. The largest sector positions in the fund were the health care and utility sectors. Some of the fund’s core positions included health care companies (Mylan, Inc. and Talecris Biotherapeutics Holdings Corp.) and communication companies (Cricket Communications, Inc. and Cequel Communications LLC).
     The fund outperformed the benchmark during the eight month reporting period. The performance of the fund was driven primarily by the unprecedented declines in asset valuations across the senior secured bank loan asset class. The fund’s performance was negatively impacted by positions within the chemicals sector which were negatively impacted by slowing manufacturing activity. These positions included Georgia Gulf Corp. and Solutia, Inc. However, there were positions held during the period that contributed positively to the fund’s return, including Alltel Communications, Inc. which paid off at par in early January and health care investments including Talecris and Life Technologies Corp.
     We at Highland Capital believe the performance of the senior secured bank loan market during the period was driven by technical, not fundamental factors. The value in senior secured loans as investments lies with a company’s ability to fulfill its contractual obligation to pay interest and principal due to the investor as defined in the credit agreement, and the prospects of recovery in the event of default. Loan market participants often refer to this as the fundamental value of the investment. In our opinion, the second half of 2008 saw the loan market trade away from this fundamental value driven by excess supply due to forced selling of leveraged entities. This forced selling met a market of few buyers with conviction, caused by a scared investor psyche brought about by the well documented chaos in the financial system and dramatically deteriorating economic news.
     We believe the 2009 loan market will not experience a price drop similar to that seen during the second half of 2008. However, sustained upward momentum will not build until the loan market’s technical factors improve. Improvement implies that forced selling subsides and new money comes into the market to take advantage of favorable pricing. Many market participants believe forced selling in 2009 will be more limited, in part, due to the belief that the more vulnerable market value collateralized loan obligations (CLOs) and total return swaps (TRSs) have been removed from the financial system thanks to the heretofore unimaginable drop in prices experienced during 2008. In their “2009-Year in Credit” articles, Morgan Stanley estimated that over 90% of the remaining CLOs have appropriate safeguards in place to prevent forced selling. Ending the fourth quarter of the reporting period on a positive note, the fund returned 8.33%, outperforming the benchmark which returned 7.16%.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
PL Growth LT Fund
Q. How did the fund perform over the year ended March 31, 2009?
A. For the year ended March 31, 2009, the fund’s Class A returned -37.27% compared to a -34.28% return for its benchmark, the Russell 1000 Growth Index and a -38.09% return for the S&P 500 Index. The fund’s benchmark was changed to the Russell 1000 Growth Index to provide a better comparison to the fund’s growth-oriented style of investing.

The following graph shows the value as of March 31, 2009 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmarks is also shown.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2009

Class A
PL Growth LT Fund

1 Year Total Return:
Without sales charge	-37.27%
With maximum sales charge	-40.75%
Russell 1000 Growth Index	-34.28%
S&P 500 Index	-38.09%

5 Year Total Return:
Without sales charge	-4.64%
With maximum sales charge	-5.71%
Russell 1000 Growth Index	-4.38%
S&P 500 Index	-4.76%

Since Inception (September 28, 2001):
Without sales charge	-2.65%
With maximum sales charge	-3.38%
Russell 1000 Growth Index	-1.87%
S&P 500 Index	-1.63%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. U.S. equity markets declined during the 12-month period ending March 31, 2009, a timeframe characterized by financial market turmoil, a global recession and aggressive U.S. Government and central bank policy action. The S&P 500 Index hit its low for the period in early March amid limited details on the Administration’s bank bailout plan, rising unemployment and growing concern of a protracted global economic slowdown. Markets ended the period rebounding off of these lows on renewed hope that the worst of the crisis may be over. More stable economic news and an announcement by the Fed that it would buy up to $1.25 trillion in U.S. Treasuries, mortgage-backed securities and agency debt added to the March equity rebound. Against this backdrop, the fund underperformed the benchmark.
     During the year, relatively weak performing selections within financials, health care and consumer-related sectors were the primary drivers of the fund’s underperformance compared to the benchmark. Energy and materials were among the sectors that contributed the most to the fund’s relative performance results.
     In terms of identifying stocks for the fund, we at Janus seek to identify business models with high returns on capital, free cash flow growth, sustainable competitive advantages, and attractive valuations that are run by credible management teams focused on creating value for shareholders. We seek to construct a portfolio that is comprised primarily of core growth stocks that we believe we can own for a multi-year period, supplemented by opportunistic growth stocks that have temporarily fallen out of favor in the market.
     Exposure to global brewer Anheuser-Busch InBev N.V. (a result of InBev’s acquisition of Anheuser-Busch which closed in November 2008) held back fund performance returns during the period as investors became concerned over the combined entity’s debt levels given tight credit markets. In our opinion, the company made rapid progress towards shoring up its balance sheet through the sale of some assets, which served to help allay concerns over its leverage profile and helped the stock rebound late in the period. While the slowing economic environment could mean lower beer consumption, we like Anheuser-Busch InBev’s strong brands, perceived pricing power, free cash flow generation, incentive structure and ability to generate strong returns on its invested capital.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
     A difficult credit environment also provided a negative backdrop for the fund and The AES Corp., an electric utility company. During the period, investors generally shied away from companies with a relatively high level of leverage on their balance sheet, detracting from the fund’s performance. The fund’s exposure to AES was trimmed but was still held at quarter end. We believe that AES has a solid group of assets that have historically earned returns greater than the company’s overall cost of capital.
     Genentech, Inc., a biotechnology company, was a strong contributor to the fund’s performance during the period. The stock benefited late in the fiscal year after Roche Holdings A.G., which already owned a majority stake in Genentech, offered to buy the remaining company for $89 per share and later upped that offer to $93 per share. We were initially attracted to Genentech’s line up of cancer drugs.
     In addition, wireless equipment developer QUALCOMM, Inc. was a top contributor to the fund’s performance during the period, benefiting from strong quarterly results relative to its peers. The company has been gaining market share with its chips business and appeared to be weathering the recession better than its competitors. We think the company is well positioned with its differentiated product line and exposure to China, and that it could outperform its peers over the long-term.
     Fiscal and monetary stimuli and other government plans have been steps in the right direction in our view. We believe this flood of liquidity should eventually gain traction and help normalize credit markets and spark economic activity. However, our opinion of the economic environment is that it’s likely to remain difficult over the near term as credit markets still have room to improve, and we don’t see an imminent rebound in consumer spending. We also believe normalized earnings power and returns seem unlikely to reach previous cycle highs coming out of the current economic contraction. Within this environment, we are favoring names we believe have company-specific drivers trading at overly punitive valuations; we are avoiding names that we believe require a strong macro-economic tailwind to perform well.
PL Mid-Cap Equity Fund (formerly called PL Mid-Cap Value Fund)
Q. How did the fund perform over the year ended March 31, 2009?
A. For the year ended March 31, 2009, the fund’s Class A returned -39.44%, compared to a -40.81% return for its benchmark, the Russell Midcap Index.

The following graph shows the value as of March 31, 2009 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2009

Class A
PL Mid-Cap Equity Fund

1 Year Total Return:
Without sales charge	-39.44%
With maximum sales charge	-42.77%
Russell Midcap Index	-40.81%

3 Year Total Return:
Without sales charge	-16.02%
With maximum sales charge	-17.58%
Russell Midcap Index	-15.53%

Since Inception (December 31, 2004):
Without sales charge	-9.22%
With maximum sales charge	-10.41%
Russell Midcap Index	-7.13%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. During the reporting period, U.S. equity markets underwent a period of significant volatility, as the global economy deteriorated and governments took aggressive steps to restore growth. Stocks dropped sharply in September of 2008 in the wake of renewed turmoil in the financial markets, where the collapse of Lehman Brothers Holdings, Inc. heightened concern about potential systematic risk. The U.S. Government’s decision to take control of Fannie Mae, Freddie Mac, and American International Group, Inc. also contributed to the market

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
volatility. Fear of a similar fate prompted The Goldman Sachs Group, Inc. and Morgan Stanley to convert to bank holding companies, forever changing the face of the U.S. financial industry. A constant flow of poor economic data, including negative GDP and rising unemployment figures, called for aggressive government intervention to forestall further deterioration of the economy. While the outlook for the economy remained extremely uncertain, the stock market rally in March of 2009 may have been a positive sign of improving market sentiment towards the stabilization of the financial markets. During the 12-month reporting period, the financials and other cyclical sectors were the hardest hit, although no sector was immune to the decline. Defensive sectors, as such as consumer staples and health care outperformed the overall market. The information technology sector was also surprisingly resilient, as strong cash positions and profitability in many technology companies attracted investors in the midst of the economic downturn. Meanwhile, a persistent global credit crunch and falling asset prices continued to weigh on financial stocks, although the sector led the strong rally in March following the long-awaited bank bailout plan from the U.S. Treasury. The industrials sector was also under pressure, as capital spending fell dramatically. In addition, the energy and materials sectors were weak on the back of slowing global demand, despite the sharp outperformance of these sectors in the first half of 2008.
     The largest contributor to fund performance during the 12-month period was the stock selection process in the financials sector. The sector was one of the worst performing sectors during the period, as investor uncertainty mounted, and the much anticipated policy announcements, meant to bolster confidence in the financial system, lacked key details. However, avoiding areas most impacted by the credit crisis, and owning banks that we at Lazard believed to be soundly managed and well capitalized, such as City National Corp. and Hudson City Bancorp., Inc., benefited fund performance. In addition, the fund’s holdings in insurers such as RenaissanceRe Holdings Ltd. and PartnerRe Ltd. and insurance broker Marsh & McLennan Cos., Inc. contributed to fund performance during the period. Stock selection in the materials sector also contributed to fund performance, as holdings such as Ball Corp. and Bemis Co., Inc. outperformed the benchmark. Ball Corp., a maker of metal and plastic packaging primarily for the food and beverage industry, reported solid earnings for the most recent quarter, and continued to generate robust free cash flows due to its stable revenues, cost cutting efforts, and strong pricing. Bemis, a maker of flexible food packaging, also reported better-than-expected earnings results and delivered strong free cash flows due to solid sales growth and strong pricing. We believe Bemis will benefit from cost cutting initiatives and lower energy costs. In addition, CF Industries Holdings, Inc., a maker of fertilizers, rose sharply as a result of a takeover offer from Agrium of Canada. Conversely, stock selection in the industrials sector detracted from fund performance, as holdings such as Foster Wheeler Ltd. and Textron, Inc. declined. Despite reporting higher-than-expected earnings for the most recent quarter, shares of Foster Wheeler fell as orders for new projects slowed. Textron declined due to concerns about the lack of availability of financing for business jets, the company’s own financial services business, and the uncertainty surrounding current jet orders. For these reasons, the fund’s holding in Textron was sold. Stock selection in the information technology sector hurt fund returns over the period. Shares of Flextronics International Ltd., a provider of electronics manufacturing services, fell as the global economic downturn (and related decline in demand for its customers’ products across all of the industries it serves) caused its customers to reduce their manufacturing and supply chain outsourcing. As a result, the company’s fourth quarter profits and guidance fell short of expectations. Stock selection in the consumer staples sector also negatively contributed to fund performance. Coca-Cola Enterprises, Inc., a company that bottles and distributes The Coca-Cola Co’s beverages, declined over the period. Sales in North America were hurt by slowing demand for immediate-consumption products due to slower traffic at gas stations and convenience stores.
     Amid one of the worst market environments in history, the most pressing issue is how to navigate the uncertainty ahead of us. We believe the severe downturn has laid the groundwork for identifying exceptional investment opportunities. Our priority is to identify high-quality, attractively valued companies, with solid balance sheets, strong organic cash flow, operational flexibility, and market leadership positions by using our qualitative and quantitative approach to investing. Moreover, we believe these companies will enjoy a multi-year period of competitive advantages even when the cycle turns, as they will likely be able to focus on leveraging their strengths while peers attempt to repair severely weakened balance sheets.
PL Large-Cap Growth Fund
Q. How did the fund perform over the year ended March 31, 2009?
A. For the year ended March 31, 2009, the fund’s Class A returned -41.13%, compared to a -34.28% return for its benchmark, the Russell 1000 Growth Index.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

The following graph shows the value as of March 31, 2009 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2009

Class A
PL Large-Cap Growth Fund

1 Year Total Return:
Without sales charge	-41.13%
With maximum sales charge	-44.38%
Russell 1000 Growth Index	-34.28%

5 Year Total Return:
Without sales charge	-9.99%
With maximum sales charge	-11.00%
Russell 1000 Growth Index	-4.38%

Since Inception (September 28, 2001):
Without sales charge	-6.48%
With maximum sales charge	-7.18%
Russell 1000 Growth Index	-1.87%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The 12-month period ending March 31, 2009 was an extremely difficult year for global markets. The S&P 500 Index posted one of its worst years since the 1930s and corporate bond yields soared to extreme levels relative to U.S. Treasuries. The significant increase in the cost of capital greatly depressed stock valuations. Mounting credit concerns put immense pressure on global economic growth, which led to a major sell off in global equity markets. However, as we began 2009, some positive economic news started to surface, with U.S. equity markets already discounting a large amount of bad news.
     The fund underperformed the benchmark during the reporting period primarily due to poor stock selection in the health care, consumer staples and technology sectors. Although there were few positive themes during the reporting period, the fund did have strong stock selection in the consumer discretionary and other energy sectors.
     Amazon.com, Inc., Best Buy Co., Inc. and Family Dollar Stores, Inc. were the strongest absolute contributors to the fund’s performance. Many of the fund’s stronger holdings were from the consumer discretionary sector, the fund’s top performing sector, due to surprisingly stable consumer spending over the first few months of 2009. Amazon.com, Best Buy and Family Dollar posted solid quarterly earnings results during the period and investors reacted favorably.
     CSX Corp., First Solar, Inc. and Blackrock, Inc. had the largest negative impacts on fund performance. CSX shares fell after commodity prices collapsed and initial reports showed factory orders dropped, prompting concern that freight volumes would do the same. First Solar fell in the second half of 2008 despite reporting strong quarterly earnings throughout the period. Investors rotated out of the stock due to concerns that collapsing energy prices worldwide would reduce the consumer’s attraction to alternative energy solutions. The financials sector struggled during the period, though stock selection for this sector was positive for the fund. Within the sector, however, Blackrock had a negative impact on fund performance. The stock fell as investors grew concerned that slumping equity and bond market returns and decreasing cash flows would continue to erode assets under management.
     During the year, we at Loomis did not make many significant changes to the fund. The fund’s position was reduced in the consumer staples sector to seek better growth opportunities; the fund was significantly underweight versus the benchmark in this sector. The majority of proceeds were redeployed into the technology sector. Within the technology sector, the fund’s positions in the communications, computer and software industries were increased. Technology inventory levels have been low, and we believe we will see increased orders to replenish these inventories later this spring. Holdings in the financials and materials and processing sectors also remained overweight in the fund. Within the financials sector, we continue to focus on capital markets and non-credit sensitive transaction processing companies that could benefit from improving market conditions. Within the materials and processing sectors, we continue to focus on agricultural, engineering and mining companies.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
     As we move through 2009, stock selection will remain paramount, given the difficult macro conditions that will likely persist. However, we believe that U.S. equity markets have already discounted a large amount of bad news, and some positive economic news has begun to surface. Additionally, stock valuations for large-capitalization growth stocks remain at attractive levels. With this as a backdrop, we continue to look for opportunities that can position the fund to benefit from a gradual improvement in the equity markets as we work through 2009. The heart of the fund’s growth strategy and investment process of looking for companies’ stock prices that have been undervalued by the market relative to future growth prospects will remain unchanged going forward.
PL International Large-Cap Fund
Q. How did the fund perform over the year ended March 31, 2009?
A. For the year ended March 31, 2009, the fund’s Class A returned -40.24%, compared to a -46.51% return for its benchmark, the MSCI EAFE Index.

The following graph shows the value as of March 31, 2009 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2009

Class A
PL International Large-Cap Fund

1 Year Total Return:
Without sales charge	-40.24%
With maximum sales charge	-43.55%
MSCI EAFE Index	-46.51%

5 Year Total Return:
Without sales charge	-0.61%
With maximum sales charge	-1.74%
MSCI EAFE Index	-2.18%

Since Inception (September 28, 2001):
Without sales charge	1.90%
With maximum sales charge	1.14%
MSCI EAFE Index	2.05%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. For the 12-month period ended March 31, 2009, the fund outperformed the benchmark. The global economy and financial markets experienced substantial deterioration and extraordinary volatility over the reporting period. Strong headwinds in the U.S. included accelerated deterioration in the housing sector, lack of corporate investment, a rapidly declining job market, and a much tighter credit environment. During the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing The Bear Stearns Cos., Inc. to JPMorgan Chase & Co.; the conservatorship of Government Sponsored Enterprises (GSEs), Fannie Mae and Freddie Mac; the bankruptcy of investment bank Lehman Brothers Holdings, Inc.; the Fed’s complex intervention of insurance company American International Group, Inc.; the nationalization of several large European banks; the failure of Washington Mutual, Inc.; the distressed sale of Wachovia Corp.; the virtual failure of Iceland’s banking sector, and the collapse of the global auto industry. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst market decline since the beginning of the credit crisis. Though credit conditions and equity indices improved toward the end of the period, the state of financial and macro-economic dislocation remained very severe.
     While somewhat resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic decline, the more powerful engine of global growth, emerging markets, also displayed weakening dynamics. The synchronized global downturn in economic activity experienced in the fourth quarter of 2008 and the first quarter of 2009 was among the most intense in the post-World War II period.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
     During the 12-month period ending March 31, 2009, the Fed cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. Government designed and implemented fiscal stimulus packages. Although several other global central banks also cut interest rates during the early part of the reporting period, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only later in the reporting period did rapidly slowing global growth result in a very sharp decline in commodity prices, which significantly eased inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated interest rate cut marked the beginning of much more aggressive easing by the major global central banks. By the end of the period, several central banks had approached their lower bound on policy interest rates and were examining the implementation and ramifications of quantitative easing as a means to further loosen monetary policy to offset the continuing fall in global wealth.
     An underweight position in the financials sector contributed to the fund’s performance relative to the benchmark during the reporting period. Not owning weak-performing financial services firm The Royal Bank of Scotland Group P.L.C. (U.K.) was a positive factor to fund performance.
     Favorable stock selection in the technology sector also boosted the fund’s relative performance results. Top contributors in this sector included optical glasses and eyeglasses maker HOYA Corp. (Japan) and semiconductor manufacturer Taiwan Semiconductor Manufacturing Co. Ltd.
     Stock selection in the basic materials sector was another positive factor for fund relative performance. Chemicals manufacturer Shin-Etsu Chemical Co. Ltd. (Japan) was among the top relative contributors to fund performance. Stocks in other sectors that aided the fund’s relative performance returns included pharmaceutical and diagnostic company Roche Holding A.G. (Switzerland), household products manufacturer Reckitt Benckiser Group P.L.C. (U.K.), food company Nestle S.A. (Switzerland), medical device maker Synthes, Inc. (Switzerland), and pharmaceutical company Merck KGaA (Germany).
     The fund’s cash position was also a contributor to relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the benchmark, holding cash helped performance versus the benchmark, which has no cash position.
     A combination of stock selection and an underweight position in the utilities and communications sector detracted from fund performance relative to the benchmark. Not holding the telecommunications company, Telefonica S.A. (Spain), which outperformed the benchmark over the reporting period, hindered the fund’s relative results. The underweight position in the financials sector was a key factor contributing to relative performance of the fund as this sector had suffered significantly over the reporting period. However, despite the fund’s underweight position, several individual securities in the financials sector held by the fund were among the fund’s biggest detractors from performance. These included French insurance giant AXA S.A., banking operator Erste Bank Group A.G. (Austria), reinsurer Swiss Reinsurance Co. (Switzerland), and wealth management firm Julius Baer Holding A.G. (Switzerland).
     Other securities that held back the fund’s relative returns included mining giant BHP Billiton P.L.C. (U.K.) and auto maker Toyota Motor Corp. (Japan). Elsewhere, not owning integrated oil company BP P.L.C. (U.K.) and pharmaceutical firms, AstraZeneca P.L.C. (U.K.) and Novartis A.G. (Switzerland), also hurt the fund’s relative returns as those firms outperformed the benchmark. During the reporting period, currency exposure was a detractor from relative fund performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our funds to have different currency exposure than the benchmark.
     The fund focuses investments in the stocks of companies believed to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies) or in a combination of growth and value companies.
PL Small-Cap Value Fund
Q. How did the fund perform over the year ended March 31, 2009?
A. For the year ended March 31, 2009, the fund’s Class A returned -36.39%, compared to a -38.89% return for its benchmark, the Russell 2000 Value Index.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

The following graph shows the value as of March 31, 2009 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2009

Class A
PL Small-Cap Value Fund

1 Year Total Return:
Without sales charge	-36.39%
Russell 2000 Value Index	-38.89%

Since Inception (June 29, 2007):
Without sales charge	-27.89%
Russell 2000 Value Index	-32.98%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The fund lost substantial ground during the reporting period but managed to outperform the benchmark in a year of historic stock market declines. Widespread credit constriction and a decelerating economy led investors to divest riskier assets in favor of safer U.S. Treasury securities, prompting the slide. All economic sectors within the fund and the benchmark experienced severe declines. In absolute terms, the fund’s exposure to industrials, financials and energy stocks contributed most significantly to the performance declines. On a relative basis, the positive excess returns in the fund can be attributed mainly to favorable stock selection within most economic sectors. The fund also benefited slightly from sector weighting differences. Stock selection decisions among materials and health care companies, an overweight position in utilities companies and a sizeable underweight position along with stock selections in the financials sector contributed to the fund’s outperformance versus the benchmark. Stock selections among industrials and technology companies detracted from relative returns.
     U.S. stocks experienced deep and broad-based declines in an economic retrenchment (peak-to-trough decline), the likes of which have not been seen in decades. Investor concerns early in the year over higher oil prices and economic slowing were overshadowed in the second half of the year by the failures of high-profile financial institutions. The U.S. Government announced unprecedented fiscal and monetary measures to restore economic growth and credit market stability. These included a $787 billion economic stimulus plan and an increase in the size of the Fed’s TALF, which would extend credit against a wide range of securities tied to auto, student and small business loans.
     The fund’s exposure to industrials stocks, including positions in maritime, building materials and industrial equipment companies, contributed to declines in fund performance as the sector’s stocks fell on economic weakness and reduced demand for commodities and manufactured goods.
     In the financials sector, shares of real estate investment trusts (REITs) declined on investor concerns over the potential for higher vacancies and less available credit which detracted from fund performance. However, the fund’s positions in regional banks and specialized insurers performed well relative to the benchmark’s mix of financial services companies.
     In the energy sector, falling crude oil prices caused the fund’s positions in exploration and production companies to weaken, detracting from performance. In addition to lowering revenues, falling oil prices served to reduce the value of exploration companies’ reserves, which may serve as collateral on credit lines.
     In the materials sector, the fund’s positions in gold-oriented companies benefited performance. While demand for gold has grown, worldwide production has been declining and barriers to entry are high for the development of new mines. The world’s central banks, led by the Fed, have taken unprecedented actions to inject liquidity into the global economy. We at NFJ expect continued volatility in a market advance. We continue to fully invest the fund in the equities of dividend-paying companies that we believe show balance sheet strength and the potential for stable future cash flows.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
PL Main Street Core Fund
Q. How did the fund perform over the year ended March 31, 2009?
A. For the year ended March 31, 2009, the fund’s Class A returned -37.66%, compared to a -38.09% return for its benchmark, the S&P 500 Index.

The following graph shows the value as of March 31, 2009 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2009

Class A
PL Main Street Core Fund

1 Year Total Return:
Without sales charge	-37.66%
S&P 500 Index	-38.09%

3 Year Total Return:
Without sales charge	-14.52%
S&P 500 Index	-13.06%

Since Inception (September 30, 2005):
Without sales charge	-10.92%
S&P 500 Index	-9.74%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The fund performed in line with the benchmark in a highly turbulent investment environment. The fund’s performance was most adversely impacted by the extreme market volatility that occurred between September and November of 2008. During this time, stocks in all industry groups lost value regardless of their underlying business fundamentals. A credit crunch that began in 2007 escalated into a full-blown global financial crisis over the second half of 2008 as turmoil spread from the subprime mortgage sector of the U.S. bond market to other financial markets. Declining asset prices compelled highly leveraged financial institutions to raise cash by selling their more liquid and creditworthy holdings, putting downward pressure on a broad range of asset classes. Financial institutions wrote down or wrote off a significant portion of their investments’ value, producing massive losses that led to the insolvency of several major commercial banks, investment banks, mortgage agencies and insurers. The situation reached critical proportions after investment bank Lehman Brothers Holdings, Inc. declared bankruptcy in September 2008, which made lenders reluctant to extend credit to even their best customers. “Frozen” credit markets sharply limited the availability of credit for businesses and consumers and nearly led to the collapse of the global banking system. Governments and central banks responded to the crisis with enormous injections of liquidity, lower short-term interest rates and rescue packages for troubled industries. While these measures helped stabilize the crisis, credit markets remained fragile and business conditions continued to deteriorate through the end of the reporting period.
     Meanwhile, a U.S. economic slowdown that began in late 2007 was exacerbated by the financial crisis, leading to a surge in job losses and additional pressure on slumping home prices. Cash-strapped consumers and anxious businesses curtailed spending, adding fuel to the downturn. The U.S. recession quickly spread to overseas markets, reducing previously robust demand for energy and building materials. Consequently, commodity prices plummeted from previous record levels. Anxious investors engaged in a “flight to safety,” selling riskier assets, such as stocks, in favor of U.S. Treasury securities. Not surprisingly, the financials sector suffered some of the more severe declines amid the banking crisis. The bear market also was especially damaging for traditionally economically sensitive sectors, such as the industrials, materials and consumer discretionary sectors. Conversely, the historically defensive telecommunications services, consumer staples and health care sectors held up somewhat better.
     As always, the fund’s assets were invested in accordance with the signals generated by Oppenheimer’s multi-factor quantitative models, including a model implemented in early 2008 that was designed to consider volatile market conditions. However, the extreme volatility that pervaded the equity markets between September and November was unprecedented and rendered our models relatively ineffective. Our models proved more effective from December 2008 through March 2009, when volatility levels decreased to an extent.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
Throughout the reporting period, and in accordance with historical seasonal patterns, the fund’s focus was shifted away from mega- and large-capitalization stocks that were at the epicenter of the financial crisis. The fund’s resulting underweight exposure to mega- and large-capitalization stocks relative to the benchmark and a correspondingly overweight position in mid- and small-capitalization stocks detracted from the fund’s relative performance when larger-capitalization stocks generally fared better than those with smaller-capitalizations over the reporting period.
     During the 12-month period ending March 31, 2009, Oppenheimer’s models assigned generally high rankings to stocks in the information technology, energy, materials and industrials sectors. Although some of these economically sensitive industry groups were among the weaker sectors of the benchmark, favorable selections of individual stocks produced relatively stronger results for the fund. For example, in the industrials sector, underweight exposure to General Electric Co. enabled the fund to avoid the full brunt of the stock’s steep decline. In the energy sector, positions in Chevron Corp. and Schlumberger Ltd. helped bolster the fund’s relative performance. The fund also achieved better relative results in the hard-hit financials sector, and positions in Lehman Brothers Holdings, Inc., Citigroup, Inc. and American International Group, Inc. were sold. Instead, the fund’s focus was on insurance companies that we regarded as relatively insulated from the financial crisis, such as Chubb Corp. The fund received more disappointing performance results from its stock selections in the consumer discretionary sector, where a number of media companies such as CBS Corp. detracted from the fund’s returns due to plunging advertising revenues. Among health care companies, relatively light positions in large pharmaceutical developers such as Wyeth and Bristol-Myers Squibb Co. also undermined fund relative performance.
     We at Oppenheimer have continued to refine our quantitative models, which are based on historical data generated over many years and market cycles. The fund has continued to emphasize economically sensitive market sectors, such as the information technology, industrials and energy sectors. Finally, the fund has remained fully invested and broadly diversified.
PL Emerging Markets Fund
Q. How did the fund perform over the year ended March 31, 2009?
A. For the year ended March 31, 2009, the fund’s Class A returned -42.31%, compared to a -47.07% return for its benchmark, the Morgan Stanley Capital International Emerging Markets (MSCI EM) Index.

The following graph shows the value as of March 31, 2009 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2009

Class A
PL Emerging Markets Fund

1 Year Total Return:
Without sales charge	-42.31%
MSCI Emerging Markets Index	-47.07%

3 Year Total Return:
Without sales charge	-8.18%
MSCI Emerging Markets Index	-8.15%

Since Inception (September 30, 2005):
Without sales charge	-1.86%
MSCI Emerging Markets Index	-2.05%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. For the 12-month period ended March 31, 2009, emerging markets uniformly suffered declines. Larger-weight equity stock exchanges, such as Russia and India, were particularly troubled. The bulk of the declines occurred during the fourth quarter of 2008, in what was an unprecedented period of volatility for the global markets. Against this backdrop, the fund outperformed the benchmark. The telecommunications services, health care and consumer discretionary sectors were the biggest detractors from the fund’s relative performance. In terms of individual securities, the large losses in Orascom Telecom Holding SAE, the mobile phone operator in North Africa

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
and South Asia, and Gazprom OAO, the Russian oil giant, significantly detracted from fund performance. While all sectors experienced declines during the reporting period, the fund outperformed the benchmark in the consumer staples, financials, industrials, information technology and materials sectors. The fund’s outperformance versus the benchmark was greatest in the information technology sector, where the fund was heavily overweight and had significantly better stock selection versus the benchmark.
     Fund activity was unusually high during the reporting period, a function of managing fund outflows and accommodating for fresh positions. Given these twin forces, the fund’s somewhat larger positions (which have been meaningful outperformers compared to the benchmark) have been trimmed (namely, Taiwan Semiconductor Manufacturing Co. Ltd.), and a number of investments were further consolidated. In keeping with our strategy, we at Oppenheimer were able to capitalize on significant dislocations and generally adverse markets to establish positions in long-term growth stocks. The largest single addition to the fund during the period was Hong Kong Exchanges & Clearing Ltd., which is the stock exchange for Hong Kong. Beyond its rich operating margins and low capital intensity, Hong Kong Exchanges is a structural growth story associated with the privatization and economic reform of China. Hong Kong Exchanges has all the ingredients we look for in a long-term growth company, monopolistic returns and good structural tailwinds. We believe the current market environment has provided an opportunity to acquire positions in companies at more reasonable prices. As we have stated previously, we believe the restructuring of China’s economy has continued to produce productivity gains. We also believe Chinese equities will continue to benefit from increased transparency.
     As commodity prices have collapsed, we have maintained a general aversion and structural underweight position to the sector, though the fund has established positions in select energy companies, such as China National Offshore Oil Corp. Ltd., the Chinese offshore monopoly company. Two other large additions to the fund during the reporting period were in NHN Corp., the Korean internet search and game portal company, and Magnit, the Russian food retailer. The fund’s positions in HSBC Holdings P.L.C., China Petroleum & Chemical Corp. (also known as “Sinopec”), Ping An Insurance Group Co. of China Ltd. and Hon Hai Precision Industry Co. Ltd. were sold during the reporting period.
     Despite the market environment, we remain optimistic with regard to the developing world. We are generally optimistic about the potential of both the larger economies and, in many instances, the currencies of the developing world. There are three broad reasons for our optimistic outlook. First, we believe the structural opportunities in many of the larger developing countries are impressive. What we are witnessing in these markets (India, China, Indonesia, Colombia and Peru, for example) is a demographic snapshot that permits much higher levels of domestic savings, which can then be mobilized for historically high levels of investment. Alongside this higher level of domestic capital formation (and the productivity benefits, thereof), we are witnessing broadly strong commitments to restructuring and removing layers of bureaucracy. Many of these countries realize that economic deliverables are mandatory levers of power retention (China is the most obvious). Growth, capital deepening and productivity are the most sustainable solutions. The second reason for our optimism is a two-pronged view on the global business cycle. The developing world, in our view, is going to represent most global growth in the near future as the developed world (U.K., U.S., Japan and the periphery of continental Europe) experiences deleveraging. Finally, we believe the math in emerging markets is very attractive. Even when we take into account our estimates of a broad 30% to 40% decline in corporate earnings across the emerging world, the valuations are generally excellent. Free cash flow levels for the non-commodity and asset leveraged segments are robust and prices are excellent. Thus, we believe there will be opportunities in emerging markets in the near future. We would also note that, in our opinion, many of the emerging currencies are fundamentally undervalued. Once risk aversion abates somewhat, we think both emerging equities and currencies will emerge as meaningful outperformers.
PL Managed Bond Fund
Q. How did the fund perform over the year ended March 31, 2009?
A. For the year ended March 31, 2009, the fund’s Class A returned 0.07%, compared to a 3.13% return for its benchmark, the Barclays Capital U.S. Aggregate Bond Index (formerly called the Lehman Brothers Aggregate Bond Index).

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

The following graph shows the value as of March 31, 2009 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2009

Class A
PL Managed Bond Fund

1 Year Total Return:
Without sales charge	0.07%
With maximum sales charge	-5.40%
Barclays Capital U.S. Aggregate Bond Index	3.13%

5 Year Total Return:
Without sales charge	3.57%
With maximum sales charge	2.40%
Barclays Capital U.S. Aggregate Bond Index	4.13%

Since Inception (September 28, 2001):
Without sales charge	4.83%
With maximum sales charge	4.05%
Barclays Capital U.S. Aggregate Bond Index	5.01%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. Over the nine-month period ended December 31, 2008, interest rates fell worldwide and yield curves in the U.S., Europe, and the U.K. steepened as investors fled to the safety of U.S. Government bonds, especially shorter maturities. To forestall a recession and unfreeze credit markets during the first quarter of the reporting period, the Fed continued to ease, and reduced the Fed Funds rate by 200 basis points, or 2.0%, and took several unconventional steps: it made several hundred billion dollars of liquidity facilities available to the financial system against an expanded range of collateral, opened its discount window to investment banks, and arranged the rescue of The Bear Stearns Cos., Inc.
     During the middle part of the reporting period, the central bank paused to reassess a U.S. economy buffeted by conflicting pressures of weakening economic indicators on one side and the threat of inflation on the other. However, the crisis, which was originally thought to be contained within the housing market, gradually spread to the corporate sector. The month of September featured a succession of shocking events. These included the U.S. Treasury’s bailout of mortgage agencies, Fannie Mae and Freddie Mac, and insurer, American International Group, Inc., as well as the realignment of the biggest U.S. investment banks via bankruptcy, merger, recapitalization, or transformation into bank holding companies.
     In early October, the U.S. Congress approved the $700 billion TARP proposed by the U.S. Treasury and the Fed to help unclog the flow of credit. As economic data continued to show a weakening economy in the midst of a deep recession, forceful action was taken by the FOMC. In addition to the previously announced U.S. Government programs and continued Fed Fund rate cuts aimed to get the economy growing again, the FOMC stated it would target the Fed Funds rate between 0.0% and 0.25%.
     During the last quarter of the reporting period, uncertainty about government policy toward troubled banks weighed on financial markets, but most non-U.S. Treasury bonds gained once policymakers provided details about programs to add liquidity and unfreeze credit sectors. Yields on U.S. Treasuries rose, especially on the longer end of the yield curve, as investors fretted about the impact of expected new U.S. Treasury issuance to fund policy initiatives. Other policies bolstered non-Treasury markets, including increased Fed purchases of agency mortgage-backed securities and the anxiously awaited introduction by the U.S. Treasury of two programs designed to induce private investment back into securitized debt obligations. As the quarter closed, it remained unclear how much these various policy initiatives would help in moving debt markets back toward pre-crisis levels of liquidity, or whether the policies would be sufficient to resolve the banking system’s capital inadequacy. The global economy remained weak, as evidenced by falling corporate profits, rising unemployment and the growing threat of protectionism.
     With regard to fund performance, above-index duration added to the fund’s performance as yields generally fell during the 12-month reporting period. Yield curve steepening strategies, including exposure to short maturities in the U.S. and U.K., were positive for fund

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
performance as yield curves steepened in these regions. An overweight position to high quality agency mortgage pass-through securities contributed to returns as the sector outperformed duration-like Treasuries for the period. However, holdings of upper tier non-agency mortgage securities detracted from the fund’s returns as demand for these securities remained weak amid a lack of liquidity. An emphasis on bonds of financial companies was negative for fund performance as debt holdings of financials companies fared poorly amid massive global deleveraging and uncertainty about U.S. Government policy. Tactically, exposure to longer maturity municipal bonds detracted from performance as municipal bonds fell victim to both the shortage of liquidity and forced selling during the last quarter of the reporting period. This was slightly mitigated by the strong showing of municipal bonds during the first calendar quarter of 2009 as investors were drawn to historically attractive yields versus U.S. Treasuries. Out-of-index holdings in local currency emerging market bonds, particularly Brazil and Mexico, were negative for performance as emerging markets bonds denominated in local currencies posted losses in U.S. dollar terms due to the continued strength of the U.S. currency during a period of extreme uncertainty.
     We at PIMCO believe that the global recession will continue through 2009 and should produce disinflation and perhaps even deflation in some economies for a time. It is unclear how much traction global policy initiatives will gain by 2010, which suggests an “L-shaped” recovery (recovery may be flat). We expect interest rates to remain low worldwide in this environment, with the 10-year U.S. Treasury yield ranging between 2.0% and 3.0% over the next year.
     With regard to strategy, as the global economy weakens into 2009, PIMCO will place less emphasis on interest rate strategies and more on high grade sector/securities that offer unusually attractive valuations after the massive selling of the last several months. Our approach over the next year will be to avoid assets such as U.S. Treasuries that have benefitted from the flight to liquidity associated with global deleveraging. Instead, we will seek to own assets that have been victims of the economic crisis but that can be expected to benefit from policy support. These assets include high quality mortgage-backed securities, bonds of financial companies, TIPS and municipal bonds. We also expect to initially shun assets that have been victims of the crisis but have no policy support, such as high yield, and all but the highest quality emerging market bonds.
     We will target a slight overweight position to duration in the U.S., Europe and the U.K. as interest rates could trend downward from current levels near the high end of our forecasted ranges while the global economy remains weak. We will look to continue yield curve steepening strategies in the U.S., Europe and the U.K. Monetary easing makes it unlikely that short rates will rise relative to long rates anytime soon. We plan to retain an overweight to high quality agency mortgage pass-throughs, which offer attractive yields and should gain from continued government policy support. We also expect to own upper tier non-agency mortgages and asset-backed bonds, which may benefit from policy initiatives to enhance liquidity in these markets. In credit, we will focus on telecommunications, health care and pipeline sectors that should hold up relatively well in a weak economy. We expect to retain, but not add to, mostly senior positions in financial bonds amid lack of clarity on policy toward bank rescues. We will seek to hold high quality municipal bonds, especially longer maturities, which offer historically attractive yields compared to taxable bonds.
PL Inflation Managed Fund
Q. How did the fund perform over the year ended March 31, 2009?
A. For the year ended March 31, 2009, the fund’s Class A returned -3.85%, compared to a -2.04% return for its benchmark, the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (formerly called the Lehman Brothers Global Real: U.S. TIPS).

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

The following graph shows the value as of March 31, 2009 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2009

Class A
PL Inflation Managed Fund

1 Year Total Return:
Without sales charge	-3.85%
With maximum sales charge	-9.17%
Barclays Capital U.S. TIPS Index	-2.04%

5 Year Total Return:
Without sales charge	3.14%
With maximum sales charge	1.97%
Barclays Capital U.S. TIPS Index	4.15%

Since Inception (December 31, 2002):
Without sales charge	4.74%
With maximum sales charge	3.80%
Barclays Capital U.S. TIPS Index	5.49%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. Over the nine-month period ended December 31, 2008, interest rates fell worldwide as the global recession deepened, capping the most tumultuous year in financial markets since World War II. Massive deleveraging originating in the subprime debacle shook the global financial system in 2008. To forestall a recession and unfreeze credit markets during the first quarter of the reporting period, the Fed continued to ease, and reduced the Fed Funds rate by 200 basis points, or 2.0% and took several unconventional steps: it made several hundred billion dollars of liquidity facilities available to the financial system against an expanded range of collateral, opened its discount window to investment banks, and arranged the rescue of The Bear Stearns Cos., Inc. The TIPS returns were negative for the calendar year 2008 as real interest rates rose amid the global deleveraging process that weighed on most asset classes. The 10-year TIPS Index yielded 2.14 % at calendar year end, 41 basis points higher than at the start of 2008.
     During the last quarter of the reporting period, the TIPS real yield curve steepened dramatically from calendar year end 2008 as short maturities recovered from lows set during that period more as a function of market dislocation and poor liquidity than market fundamentals. Real yields fell, while nominal yields rose, causing breakeven inflation levels to widen and resulted in TIPS outperformance of nominal U.S. Treasuries. In addition, investors returned to the TIPS market amid worries about the long-run inflationary impact of Fed liquidity injections and rising commodity prices. Most beneficial to the TIPS market was the Fed’s announcement that it would purchase up to $300 billion in TIPS across the maturity spectrum and longer-dated nominal U.S. Treasuries in order to increase lending. The significant decline in yields offset the negative inflation accruals from the current disinflationary environment.
     Above benchmark-TIPS duration detracted from the fund’s performance as real yields sold off for much of the period. TIPS security selection, focused on longer-dated maturities, contributed to the fund’s performance. Real yields declined on these issues as markets priced in the long-term inflation risks of stimulative U.S. Government policy. Nominal yield curve steepening strategies, including exposure to short maturities in the U.S., U.K. and Europe also benefitted the fund’s performance, as central banks moved short-term rates lower during the period. Holdings of high quality agency mortgage pass-through securities were slightly positive for the fund’s performance as these bonds gained due to the various bond programs designed to support housing. Modest holdings of bonds of financial companies were a detractor from fund returns as these issues fared poorly amid the massive global deleveraging and uncertainty about government policy. Also, exposure to non-agency mortgage securities impacted the fund’s performance negatively as demand for these securities remained weak amid a lack of liquidity.
     We at PIMCO believe that the global recession will continue throughout 2009 despite fiscal and monetary stimulus being applied by policymakers worldwide. The recession should produce disinflation and may result in deflation in some economies for a time. It is unclear how much traction global policy initiatives will gain by 2010, but when recovery does come, it is unlikely to be very robust, resembling an “L” shape (recovery may be flat), rather than a “U” shape (recovery may gradually pick up) or a “V” shape (recovery may be sharp and

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
quick). The most important dynamic in the global economy today is the collision of three realities: economic, financial and political. As the global recession deepens, the world has come to realize the economic reality that global growth cannot rely on over-leveraged consumers in the developed world to be the spenders of last resort. This is exacerbated by the financial reality that all banks cannot simultaneously deleverage without producing global asset price deflation and dampening private sector risk appetites. Massive fiscal stimulus and expansion of the U.S. Government’s balance sheets could potentially mitigate the deflationary impact of these economic and financial challenges. However, the political reality will inevitably intervene. Politicians and the public may lack the will to support expansionary measures and aid to the financial sector that is large enough to address the problems. A sense of uncertainty pervades financial markets because the ultimate result of the interactions among these economic, financial and political forces is very difficult to forecast. As such, stratification across the investment universe will continue, leaving lower quality assets most vulnerable to policy evolution and deterioration of the real economy. Interest rates will likely remain low worldwide for an extended period of time.
     Real and Nominal Interest Rate Exposures — We expect to keep TIPS overweight with an emphasis on intermediate maturities as long-dated issues have richened from liability-matching demand, while short-dated issues remain prone to weakness from potential bouts of disinflation. We will also maintain our nominal yield curve steepening strategies in the U.S., Europe and the U.K. as easy monetary policy makes it unlikely that short rates will rise relative to long rates anytime soon.
     Sector Exposures — There are a number of opportunities to add value among attractively priced high quality assets. Liquidity injections by the Fed and U.S. Government programs such as the TALF are expected to help bolster these markets. PIMCO will, therefore, retain an exposure to high quality agency mortgage pass-throughs, which offer yields well above TIPS and nominal U.S. Treasuries but with similar credit quality in light of expected U.S. Government support. We will also continue to own upper tier non-agency mortgages and asset-backed bonds, which should benefit from policy initiatives to enhance liquidity in these markets. We also expect to maintain our corporate exposure. However, a lack of clarity in the U.S. Government’s policy toward bank recapitalization will result in a cautious stance on financial bonds.
PL Comstock Fund
Q. How did the fund perform over the year ended March 31, 2009?
A. For the year ended March 31, 2009, the fund’s Class A returned -40.11%, compared to a -42.42% return for its benchmark, the Russell 1000 Value Index.

The following graph shows the value as of March 31, 2009 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2009

Class A
PL Comstock Fund

1 Year Total Return:
Without sales charge	-40.11%
With maximum sales charge	-43.41%
Russell 1000 Value Index	-42.42%

5 Year Total Return:
Without sales charge	-6.78%
With maximum sales charge	-7.83%
Russell 1000 Value Index	-4.94%

Since Inception (September 28, 2001):
Without sales charge	-2.79%
With maximum sales charge	-3.52%
Russell 1000 Value Index	-0.77%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
A. During the 12-month period ended March 31, 2009, the credit crisis continued to roil the markets. The bankruptcies, bailouts and forced consolidations of major U.S. banks triggered a severe loss of confidence among investors. Selling was widespread, affecting all sectors of the market. Economic conditions also continued to deteriorate, with job losses reported in every industry, sinking consumer confidence, a still declining housing market, and significantly weaker corporate earnings. In late 2008, policymakers’ initial attempts to restore stability to the financial system and contain the economic downturn were met with disappointment in the investment community. The market remained volatile in the first quarter of 2009, as investors awaited a solution from the new presidential administration. In the final weeks of the period, stocks rallied on more upbeat news from several large banks followed by an announcement that the Treasury planned to buy “toxic” assets from banks and Wall Street firms. However, uneasiness remained as U.S. automakers continued to struggle and investors awaited first quarter corporate earnings reports.
     The fund outperformed the benchmark. The fund’s performance benefited from stock selection in the health care sector (where the fund owned primarily pharmaceuticals stocks), exposure to the consumer staples sector (one of the market’s relatively better performing groups), and an underweight position in the industrials sector (which was among the worst performing sectors during the period). The main detractors from the fund’s relative performance were underweight positions in the energy and utilities sectors. The broad sector held up better than the fund’s benchmark, but the fund’s exposure was reduced to the relatively stronger sector which limited the benefit of that performance. The basic materials sector was another source of weakness to the fund’s performance, as the fund held a paper company that declined significantly during the period.
     As in all market conditions, the fund continued to seek stocks with reasonable valuations relative to our assessment of fair value. Based on our bottom-up stock selection process, the fund had several notable changes during the year under review. The managers at Van Kampen found select opportunities to invest in the energy sector in October 2008. In late 2008 and early 2009, the fund’s position was trimmed in consumer staples holdings that had performed relatively well and as a result, presented increased risk-return profiles. Finally, the information technology sector weight slightly rose as a result of our adding to existing positions and initiating new positions in those stocks we believed were attractive opportunities. As of the end of the period, the fund held overweight positions relative to the benchmark in the consumer discretionary, consumer staples, health care, and information technology sectors. In contrast, energy, industrials, materials, and telecommunication services represented underweight positions, and the fund had no exposure to the utilities sector. In the financial services sector, the fund held a neutral weight.
PL Mid-Cap Growth Fund
Q. How did the fund perform over the year ended March 31, 2009?
A. For the year ended March 31, 2009, the fund’s Class A returned -40.02%, compared to a -39.58% return for its benchmark, the Russell Midcap Growth Index.

The following graph shows the value as of March 31, 2009 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2009

Class A
PL Mid-Cap Growth Fund

1 Year Total Return:
Without sales charge	-40.02%
With maximum sales charge	-43.31%
Russell Midcap Growth Index	-39.58%

5 Year Total Return:
Without sales charge	-1.48%
With maximum sales charge	-2.60%
Russell Midcap Growth Index	-3.91%

Since Inception (September 28, 2001):
Without sales charge	-2.14%
With maximum sales charge	-2.87%
Russell Midcap Growth Index	1.65%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. Early during the reporting period, the markets turned volatile on the news that several major financial institutions were bankrupt or nearly bankrupt. The U.S. Government interventions and forced consolidations within the financial sector that followed further drove down investor sentiment. The credit markets froze in response, restricting the lending on which consumers and businesses depended. Furthermore, economic conditions continued to deteriorate, as unemployment rose, retail sales dropped, and consumer confidence plummeted. With the U.S. Government’s first rescue effort, TARP, failing to garner investor support, many observers preferred to wait and see what the new presidential administration would propose and the market continued to decline through year end.
     The first two months of 2009 saw more of the same market turbulence. The first stimulus plan announced by the new U.S. Treasury secretary was disappointing to investors; the health of the financial system still seemed uncertain; and weak economic data continued to fuel assertions that the economy could remain in recession all year. However, in March, a more detailed plan from the U.S. Government and more positive news from the banking sector led the market to rally. But investors remained wary, as the first quarter earnings were about to be reported (after the close of the reporting period) and expectations for corporate performance were very low.
     Despite these negative expectations, the fund’s performance rebounded significantly from the second half of 2008, yet we have made few changes to the names held in the fund. Last year we felt that market volatility was far greater than fundamental business volatility. The market was fearful and rotational, and there was little differentiation on fundamentals and quality. Undoubtedly, the start of 2009 has been rocky. Yet, in our view, we are starting to see some focus on company fundamentals. While there has been little visibility in the short-term, we have felt confident that our long-term perspective is likely to fare well over a three- to five-year horizon. The investment team continues to focus on quality — the nature and sustainability of competitive advantage and balance sheet strength.
     The fund’s relative performance was hampered primarily by stock selection in the consumer discretionary sector, although an overweight position in that sector did help performance. Within the sector, holdings in commercial services and hotels/motels were the top detractors from performance. The benefit of an overweight position in the financials sector was overwhelmed by weak stock selection, particularly in the financial information services industry. Both stock selection and an underweight position in the materials and processing sector further dampened the fund’s relative performance returns, due to weakness from building materials stocks.
     However, the fund did experience positive relative performance elsewhere. Despite the negative influence of an overweight position in the other energy sector (which includes oil and natural gas producers), stock selection contributed positively to the fund’s relative performance. Within the sector, relative outperformance was attributable more to what the fund did not hold rather than what it did hold. The energy sector overall was extremely volatile in the last six months of the reporting period, and the fund held natural gas producers with long-lived reserves (in effect, a 30-year reserve, compared to the industry average of six years) that are less dependent on the capital markets for funding, which held up better than some of the oil production companies within the sector. Stock selection in the autos and transportation sector added to the fund’s relative performance returns, which more than offset the negative impact of an overweight allocation. As in the other energy sector, the emphasis on certain companies above others within the sector was advantageous to fund performance. Auto industry stocks were crushed in the latter half of the period; however, the fund did not hold any auto parts/truck holdings. Rather, the fund’s holdings were in logistic and platform companies, which have performed relatively better than the rest of the sector. Finally, both stock selection and an underweight position in the health care sector had the third largest positive effect on the fund’s relative performance, led by holdings in drugs and pharmaceuticals stocks.
     It is our goal to hold a portfolio of high quality growth stocks we believe may perform well regardless of the market environment. The managers at Van Kampen continue to favor companies that have some uniqueness or dynamic competitive advantage in their business model, with a high quality stream of cash flow and earnings growth and the ability to redeploy capital at a high rate of return.
PL Real Estate Fund
Q. How did the fund perform over the year ended March 31, 2009?
A. For the year ended March 31, 2009, the fund’s Class A returned -58.24%, compared to a -58.16% return for its benchmark, the FTSE National Association of Real Estate Investment Trusts (NAREIT) Equity REITs Index.

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)

The following graph shows the value as of March 31, 2009 of a $10,000 investment made in Class A shares since the fund began operations. For comparison purposes, the performance of the fund’s benchmark is also shown.
Performance Comparison
Average Annual Total Returns for the Periods Ended March 31, 2009

Class A
PL Real Estate Fund

1 Year Total Return:
Without sales charge	-58.24%
With maximum sales charge	-60.52%
FTSE NAREIT Equity REITs Index	-58.16%

3 Year Total Return:
Without sales charge	-24.81%
With maximum sales charge	-26.21%
FTSE NAREIT Equity REITs Index	-25.05%

Since Inception (December 31, 2004):
Without sales charge	-12.71%
With maximum sales charge	-13.86%
FTSE NAREIT Equity REITs Index	-13.45%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
Q. Discuss both positive and negative factors that materially affected the fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. In the 12-month period ending March 31, 2009, the real estate investment trust (REIT) sector experienced a significant decline of 58.16%, as measured by the benchmark. Despite the continued deterioration of the credit markets and the weakened outlook for economic growth, REITs posted modest gains from April through September 2008. It appeared that movements in REIT share prices through September were most heavily impacted by investor sentiment, as the sector may have been viewed as a defensive investment due to the lagging negative impact of a weaker economy on company earnings as well as limited transactional evidence of declines in asset values. In wide contrast, the REIT market subsequently declined by 38.80% in the fourth quarter of 2008 and by another 31.90% in the first quarter of 2009, as measured by the benchmark, as the continued deterioration of the credit markets and recessionary economy significantly impacted REIT share prices. Companies with weaker balance sheets suffered the greatest declines as investors assessed the risk that certain REITs would have to engage in highly dilutive equity transactions to repair their balance sheets, but all stocks in the sector declined based on industry consensus that asset values are poised to decline significantly once property transactions resume. Indeed, the profound lack of debt capital and absence of liquidity for assets has caused companies to become highly conservative with regard to their capital planning, and investors to question the viability of a number of listed property companies facing significant upcoming debt maturities.
     Each of the three major sectors of the REIT market suffered significant declines for the reporting period, with the apartment sector meaningfully outperforming, the office sector modestly underperforming and the retail sector significantly underperforming the benchmark. Apartment stocks suffered significant declines but outperformed other REITs as investors were focused on the companies’ relatively stronger balance sheets, largely due to the companies’ continued access to debt financing from Fannie Mae and Freddie Mac, which differentiated them from owners of commercial assets. However, investors appeared to be disappointed with the weak operating outlook for 2009 provided on fourth quarter earnings. The office sector modestly underperformed the benchmark as investors appeared to become more concerned with rapidly rising vacancies and rental pressure due to negative absorption as a result of weakening tenant demand and continued corporate layoffs. The retail sector significantly underperformed the benchmark on investor expectations that weaker retail properties may suffer meaningful occupancy declines due to store closures. In addition, the sector features a number of companies with higher-than-average leverage and near-term debt maturities, which may force the companies to engage in dilutive activity in order to repair their troubled balance sheets. Among the smaller sectors, the health care and storage sectors posted strong performance compared to the benchmark, as they continue to be viewed as defensive sectors in a weak economy. Hotel REITs significantly underperformed the benchmark due to a continued weakening of demand. The weakest performer was the industrials sector as investors became increasingly concerned that the massive global development business platforms for the two largest industrial REITs may be severely impaired in this economic environment, and that these companies may face significant refinancing issues.
     The fund performed roughly in-line with the benchmark during the reporting period. Bottom-up stock selection was favorable but sector allocation detracted from the fund’s relative returns. Stock selection was especially strong in the shopping center, mall, office and

PACIFIC LIFE FUNDS PERFORMANCE DISCUSSION (Continued)
apartment sectors, but the benefit to the fund’s performance was partially offset by stock selection in the hotel sector. From a top-down perspective, the fund’s performance benefited from an overweight position to the apartment sector; however, this was offset by the negative impact of the fund’s overweight position to the hotel and diversified sectors and an underweight position to the storage sector as well as an underweight position to the retail sector.
     The managers at Van Kampen have maintained their core investment philosophy as a real estate value investor. This resulted in the ownership of stocks whose share prices provide real estate exposure at the best valuation relative to their underlying asset values, in our view. Given the unprecedented current lack of clarity on underlying asset values due to the lack of liquidity for assets, we have favored stocks whose share prices in our opinion already more than reflect prospective declines in underlying asset values. In addition, we seek to invest in companies that we believe are well-positioned to weather the current liquidity crisis and have a capital plan that is appropriately conservative due to the uncertain timing of the recovery of the credit markets. We are generally avoiding companies that have been unable (or unwilling) to take the appropriate actions to improve their strained balance sheets. Our company-specific research has led to an overweighting in the fund to a group of companies that are focused in the ownership of upscale urban hotels and apartment properties, and an underweighting to companies concentrated in the ownership of industrial and health care assets.
     Most observers believe that the REIT sector is considerably oversold at current share price levels, with many of the companies providing exposure to real estate at very attractive implied valuations. The bears believe that in the absence of liquidity for assets or a recovery of the credit markets, many of the companies will need to engage in highly dilutive equity offerings at current depressed pricing to meet debt maturities and adhere to covenants. In the short term, share prices may experience incremental weakness, but we believe that expected returns over the medium- and long-term are very compelling given the current pricing, which can provide an entry point that already more than reflects downside risks.

PACIFIC LIFE FUNDS
DISCLOSURE OF FUND EXPENSES
(Unaudited)
     We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur two types of costs: (1) transactions costs such as initial sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, which include advisory fees, administration fees, distribution and/or service fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000.00 made at the beginning of the period and held for the entire six-month period from October 1, 2008 to March 31, 2009.
ACTUAL EXPENSES
     The first section of the table for each fund entitled “Actual Fund Return”, provides information about actual account values and actual expenses based on each fund’s actual performance and each fund’s actual expenses, after any applicable adviser expense reimbursement, administrator fee reductions, advisory fee, and distribution and/or service fee waivers. The “Ending Account Value at 03/31/09” column shown is derived from the fund’s actual performance; the “Annualized Expense Ratio” column shows the fund’s actual annualized expense ratio; and the “Expenses Paid During the Period 10/01/08-03/31/09” column shows the dollar amount that would have been paid by you. All the information illustrated in the following table is based on the past six-month period from October 1, 2008 to March 31, 2009.
     You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, for each fund in your account, simply divide that fund’s value by $1,000.00 (for example, an $8,600.00 fund value divided by $1,000.00 = 8.6), then multiply the result by the number given for your fund(s) in the “Expenses Paid During the Period 10/01/08-03/31/09.”
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
     The second section of the table for each fund, entitled “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on a 5% per year hypothetical rate of return and actual fund’s expenses, after any applicable adviser expense reimbursement, administrator fee reductions, and distributor fee waivers. It assumes that the fund had an annual 5% rate of return before expenses, but that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account values or expenses you paid for the period.
     You may use the hypothetical example information to compare the ongoing costs of investing in the fund compared to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.
     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as initial sales charges (loads) or contingent deferred sales charges. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these other costs were included, your costs would have been higher.

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	the Period (1)
	Value at	Value at	Expense	10/01/08 -
	10/01/08	03/31/09	Ratio	03/31/09

PL Portfolio Optimization Conservative Fund (2)

Actual Fund Return
Class A	$1,000.00	$954.80	0.20%	$0.97
Class B	1,000.00	950.60	0.95%	4.62
Class C	1,000.00	950.30	0.95%	4.62
Class R	1,000.00	953.10	0.45%	2.19

Hypothetical
Class A	$1,000.00	$1,023.93	0.20%	$1.01
Class B	1,000.00	1,020.19	0.95%	4.78
Class C	1,000.00	1,020.19	0.95%	4.78
Class R	1,000.00	1,022.69	0.45%	2.27

PL Portfolio Optimization Moderate-Conservative Fund (2)

Actual Fund Return
Class A	$1,000.00	$885.00	0.20%	$0.94
Class B	1,000.00	881.30	0.95%	4.46
Class C	1,000.00	881.30	0.95%	4.46
Class R	1,000.00	884.10	0.45%	2.11

Hypothetical
Class A	$1,000.00	$1,023.93	0.20%	$1.01
Class B	1,000.00	1,020.19	0.95%	4.78
Class C	1,000.00	1,020.19	0.95%	4.78
Class R	1,000.00	1,022.69	0.45%	2.27

PL Portfolio Optimization Moderate Fund (2)

Actual Fund Return
Class A	$1,000.00	$812.20	0.20%	$0.90
Class B	1,000.00	808.00	0.95%	4.28
Class C	1,000.00	806.60	0.95%	4.28
Class R	1,000.00	810.30	0.45%	2.03

Hypothetical
Class A	$1,000.00	$1,023.93	0.20%	$1.01
Class B	1,000.00	1,020.19	0.95%	4.78
Class C	1,000.00	1,020.19	0.95%	4.78
Class R	1,000.00	1,022.69	0.45%	2.27

PL Portfolio Optimization Moderate-Aggressive Fund (2)

Actual Fund Return
Class A	$1,000.00	$737.80	0.20%	$0.87
Class B	1,000.00	732.00	0.95%	4.10
Class C	1,000.00	731.20	0.95%	4.10
Class R	1,000.00	736.90	0.45%	1.95

Hypothetical
Class A	$1,000.00	$1,023.93	0.20%	$1.01
Class B	1,000.00	1,020.19	0.95%	4.78
Class C	1,000.00	1,020.19	0.95%	4.78
Class R	1,000.00	1,022.69	0.45%	2.27

See explanation of references on page B-3

PACIFIC LIFE FUNDS
DISCLOSURE OF FUND EXPENSES (Continued)
(Unaudited)

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	the Period (1)
	Value at	Value at	Expense	10/01/08 -
	10/01/08	03/31/09	Ratio	03/31/09

PL Portfolio Optimization Aggressive Fund (2)

Actual Fund Return
Class A	$1,000.00	$681.10	0.20%	$0.84
Class B	1,000.00	672.70	0.95%	3.96
Class C	1,000.00	672.70	0.95%	3.96
Class R	1,000.00	679.20	0.45%	1.88

Hypothetical
Class A	$1,000.00	$1,023.93	0.20%	$1.01
Class B	1,000.00	1,020.19	0.95%	4.78
Class C	1,000.00	1,020.19	0.95%	4.78
Class R	1,000.00	1,022.69	0.45%	2.27

PL Money Market Fund

Actual Fund Return
Class A	$1,000.00	$1,004.70	0.74%	$3.70

Hypothetical
Class A	$1,000.00	$1,021.24	0.74%	$3.73

PL Small-Cap Growth Fund

Actual Fund Return
Class A	$1,000.00	$723.20	1.15%	$4.94

Hypothetical
Class A	$1,000.00	$1,019.20	1.15%	$5.79

PL International Value Fund

Actual Fund Return
Class A	$1,000.00	$643.50	1.20%	$4.92

Hypothetical
Class A	$1,000.00	$1,018.95	1.20%	$6.04

PL Large-Cap Value Fund

Actual Fund Return
Class A	$1,000.00	$710.50	1.20%	$5.12

Hypothetical
Class A	$1,000.00	$1,018.95	1.20%	$6.04

PL Short Duration Bond Fund

Actual Fund Return
Class A	$1,000.00	$1,014.70	0.95%	$4.77

Hypothetical
Class A	$1,000.00	$1,020.19	0.95%	$4.78

PL Floating Rate Loan Fund

Actual Fund Return
Class A	$1,000.00	$895.70	1.30%	$6.14

Hypothetical
Class A	$1,000.00	$1,018.45	1.30%	$6.54

PL Growth LT Fund

Actual Fund Return
Class A	$1,000.00	$732.90	1.10%	$4.75

Hypothetical
Class A	$1,000.00	$1,019.45	1.10%	$5.54

PL Mid-Cap Equity Fund (formerly PL Mid-Cap Value Fund)

Actual Fund Return
Class A	$1,000.00	$664.30	1.20%	$4.98

Hypothetical
Class A	$1,000.00	$1,018.95	1.20%	$6.04

PL Large-Cap Growth Fund

Actual Fund Return
Class A	$1,000.00	$724.40	1.30%	$5.59

Hypothetical
Class A	$1,000.00	$1,018.45	1.30%	$6.54

PL International Large-Cap Fund

Actual Fund Return
Class A	$1,000.00	$727.40	1.40%	$6.03

Hypothetical
Class A	$1,000.00	$1,017.95	1.40%	$7.04

PL Small-Cap Value Fund

Actual Fund Return
Class A	$1,000.00	$663.20	1.30%	$5.39

Hypothetical
Class A	$1,000.00	$1,018.45	1.30%	$6.54

PL Main Street Core Fund

Actual Fund Return
Class A	$1,000.00	$701.60	1.00%	$4.24

Hypothetical
Class A	$1,000.00	$1,019.95	1.00%	$5.04

PL Emerging Markets Fund

Actual Fund Return
Class A	$1,000.00	$720.50	1.35%	$5.79

Hypothetical
Class A	$1,000.00	$1,018.20	1.35%	$6.79

PL Managed Bond Fund

Actual Fund Return
Class A	$1,000.00	$1,067.70	0.95%	$4.90

Hypothetical
Class A	$1,000.00	$1,020.19	0.95%	$4.78

PL Inflation Managed Fund

Actual Fund Return
Class A	$1,000.00	$1,026.60	0.95%	$4.80

Hypothetical
Class A	$1,000.00	$1,020.19	0.95%	$4.78

PL Comstock Fund

Actual Fund Return
Class A	$1,000.00	$661.00	1.30%	$5.38

Hypothetical
Class A	$1,000.00	$1,018.45	1.30%	$6.54

See explanation of references on page B-3

PACIFIC LIFE FUNDS
DISCLOSURE OF FUND EXPENSES (Continued)
(Unaudited)

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	the Period (1)
	Value at	Value at	Expense	10/01/08 -
	10/01/08	03/31/09	Ratio	03/31/09

PL Mid-Cap Growth Fund

Actual Fund Return
Class A	$1,000.00	$726.70	1.25%	$5.38

Hypothetical
Class A	$1,000.00	$1,018.70	1.25%	$6.29

PL Real Estate Fund

Actual Fund Return
Class A	$1,000.00	$435.60	1.45%	$5.19

Hypothetical
Class A	$1,000.00	$1,017.70	1.45%	$7.29

(1)	Expenses paid during the period are equal to the fund’s annualized expense ratio (shown in table above), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year then divided by 365 days.

(2)	The annualized expense ratios for all the Portfolio Optimization Funds do not include expenses of the Underlying Funds (see Note 1 to Financial Statements) in which the Portfolio Optimization Funds invest.

PACIFIC LIFE FUNDS
PL PORTFOLIO OPTIMIZATION CONSERVATIVE FUND
Schedule of Investments
March 31, 2009

	Shares	Value
AFFILIATED MUTUAL FUNDS — 99.6%

PL Money Market Fund ‘A’	1,490,508	$1,490,508
PL International Value Fund ‘A’	387,282	2,377,909
PL Large-Cap Value Fund ‘A’	214,657	1,577,726
PL Short Duration Bond Fund ‘A’	1,193,844	11,568,349
PL Floating Rate Loan Fund ‘A’	788,948	6,453,595
PL Growth LT Fund ‘A’	235,808	1,825,156
PL Mid-Cap Equity Fund ‘A’	489,304	2,607,989
PL International Large-Cap Fund ‘A’	180,610	1,656,197
PL Main Street ® Fund ‘A’	716,493	4,377,774
PL Managed Bond Fund ‘A’	2,944,319	28,559,899
PL Inflation Managed Fund ‘A’	1,650,875	15,831,891
PL Comstock Fund ‘A’	474,984	3,301,137

Total Affiliated Mutual Funds (Cost $90,454,677)		81,628,130

TOTAL INVESTMENTS — 99.6% (Cost $90,454,677)		81,628,130

OTHER ASSETS & LIABILITIES, NET — 0.4%		352,425

NET ASSETS — 100.0%		$81,980,555

Note to Schedule of Investments
(a)	As of March 31, 2009, the Fund was diversified as a percentage of net assets as follows:

Affiliated Fixed Income Funds	76.2%
Affiliated Equity Funds	21.6%
Affiliated Money Market Fund	1.8%

99.6%
Other Assets & Liabilities, Net	0.4%

100.0%

PACIFIC LIFE FUNDS
PL PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE FUND
Schedule of Investments
March 31, 2009

	Shares	Value
AFFILIATED MUTUAL FUNDS — 99.6%

PL Small-Cap Growth Fund ‘A’ *	174,020	$1,023,236
PL International Value Fund ‘A’	931,393	5,718,751
PL Large-Cap Value Fund ‘A’	522,491	3,840,307
PL Short Duration Bond Fund ‘A’	1,072,730	10,394,754
PL Floating Rate Loan Fund ‘A’	676,057	5,530,145
PL Growth LT Fund ‘A’	509,528	3,943,745
PL Mid-Cap Equity Fund ‘A’	729,082	3,886,009
PL Large-Cap Growth Fund ‘A’ *	184,854	1,005,606
PL International Large-Cap Fund ‘A’	527,772	4,839,675
PL Small-Cap Value Fund ‘A’	171,306	940,468
PL Main Street Core Fund ‘A’	1,121,729	6,853,763
PL Managed Bond Fund ‘A’	2,663,645	25,837,362
PL Inflation Managed Fund ‘A’	1,455,203	13,955,393
PL Comstock Fund ‘A’	990,904	6,886,784
PL Mid-Cap Growth Fund ‘A’	408,596	2,034,810

Total Affiliated Mutual Funds (Cost $122,396,825)		96,690,808

TOTAL INVESTMENTS — 99.6% (Cost $122,396,825)		96,690,808

OTHER ASSETS & LIABILITIES, NET — 0.4%		367,467

NET ASSETS — 100.0%		$97,058,275

Note to Schedule of Investments
(a)	As of March 31, 2009, the Fund was diversified as a percentage of net assets as follows:

Affiliated Fixed Income Funds	57.4%
Affiliated Equity Funds	42.2%

99.6%
Other Assets & Liabilities, Net	0.4%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-48

PACIFIC LIFE FUNDS
PL PORTFOLIO OPTIMIZATION MODERATE FUND
Schedule of Investments
March 31, 2009

	Shares	Value
AFFILIATED MUTUAL FUNDS — 100.0%

PL Small-Cap Growth Fund ‘A’ *	1,076,076	$6,327,324
PL International Value Fund ‘A’	3,375,223	20,723,872
PL Large-Cap Value Fund ‘A’	2,867,237	21,074,191
PL Short Duration Bond Fund ‘A’	2,312,142	22,404,654
PL Floating Rate Loan Fund ‘A’	1,593,974	13,038,709
PL Growth LT Fund ‘A’	2,925,069	22,640,031
PL Mid-Cap Equity Fund ‘A’	3,451,077	18,394,241
PL Large-Cap Growth Fund ‘A’ *	1,124,054	6,114,856
PL International Large-Cap Fund ‘A’	2,026,200	18,580,252
PL Small-Cap Value Fund ‘A’	1,055,867	5,796,711
PL Main Street Core Fund ‘A’	4,618,078	28,216,458
PL Emerging Markets Fund ‘A’	1,546,830	10,116,269
PL Managed Bond Fund ‘A’	5,671,506	55,013,605
PL Inflation Managed Fund ‘A’	3,167,270	30,374,119
PL Comstock Fund ‘A’	3,423,085	23,790,437
PL Mid-Cap Growth Fund ‘A’	1,243,688	6,193,568
PL Real Estate Fund ‘A’	1,000,993	4,594,559

Total Affiliated Mutual Funds (Cost $448,750,117)		313,393,856

TOTAL INVESTMENTS — 100.0% (Cost $448,750,117)		313,393,856

OTHER ASSETS & LIABILITIES, NET — (0.0%)		(86,521)

NET ASSETS — 100.0%		$313,307,335

Note to Schedule of Investments
(a)	As of March 31, 2009, the Fund was diversified as a percentage of net assets as follows:

Affiliated Equity Funds	61.4%
Affiliated Fixed Income Funds	38.6%

100.0%
Other Assets & Liabilities, Net	(0.0%)

100.0%

PACIFIC LIFE FUNDS
PL PORTFOLIO OPTIMIZATION MODERATE-AGGRESSIVE FUND
Schedule of Investments
March 31, 2009

	Shares	Value
AFFILIATED MUTUAL FUNDS — 100.1%

PL Small-Cap Growth Fund ‘A’ *	1,616,855	$9,507,107
PL International Value Fund ‘A’	5,079,531	31,188,322
PL Large-Cap Value Fund ‘A’	3,234,411	23,772,917
PL Short Duration Bond Fund ‘A’	284,501	2,756,816
PL Floating Rate Loan Fund ‘A’	341,372	2,792,420
PL Growth LT Fund ‘A’	3,943,436	30,522,197
PL Mid-Cap Equity Fund ‘A’	4,494,742	23,956,975
PL Large-Cap Growth Fund ‘A’ *	1,074,406	5,844,767
PL International Large-Cap Fund ‘A’	2,958,142	27,126,165
PL Small-Cap Value Fund ‘A’	2,104,711	11,554,863
PL Main Street Core Fund ‘A’	4,969,028	30,360,760
PL Emerging Markets Fund ‘A’	1,949,889	12,752,271
PL Managed Bond Fund ‘A’	2,387,255	23,156,379
PL Inflation Managed Fund ‘A’	1,827,908	17,529,642
PL Comstock Fund ‘A’	3,826,236	26,592,343
PL Mid-Cap Growth Fund ‘A’	1,202,214	5,987,024
PL Real Estate Fund ‘A’	2,217,267	10,177,254

Total Affiliated Mutual Funds (Cost $478,330,933)		295,578,222

TOTAL INVESTMENTS — 100.1% (Cost $478,330,933)		295,578,222

OTHER ASSETS & LIABILITIES, NET — (0.1%)		(158,145)

NET ASSETS — 100.0%		$295,420,077

Note to Schedule of Investments
(a)	As of March 31, 2009, the Fund was diversified as a percentage of net assets as follows:

Affiliated Equity Funds	84.4%
Affiliated Fixed Income Funds	15.7%

100.1%
Other Assets & Liabilities, Net	(0.1%)

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-48

PACIFIC LIFE FUNDS
PL PORTFOLIO OPTIMIZATION AGGRESSIVE FUND
Schedule of Investments
March 31, 2009

	Shares	Value
AFFILIATED MUTUAL FUNDS — 101.3%

PL Small-Cap Growth Fund ‘A’ *	1,091,976	$6,420,820
PL International Value Fund ‘A’	2,831,930	17,388,051
PL Large-Cap Value Fund ‘A’	1,369,989	10,069,419
PL Growth LT Fund ‘A’	1,785,477	13,819,590
PL Mid-Cap Equity Fund ‘A’	1,896,052	10,105,956
PL Large-Cap Growth Fund ‘A’ *	462,417	2,515,549
PL International Large-Cap Fund ‘A’	1,275,867	11,699,698
PL Small-Cap Value Fund ‘A’	1,589,522	8,726,477
PL Main Street Core Fund ‘A’	2,530,820	15,463,313
PL Emerging Markets Fund ‘A’	1,218,833	7,971,169
PL Comstock Fund ‘A’	1,842,852	12,807,819
PL Mid-Cap Growth Fund ‘A’	505,217	2,515,983
PL Real Estate Fund ‘A’	1,250,072	5,737,829

Total Affiliated Mutual Funds (Cost $217,768,073)		125,241,673

TOTAL INVESTMENTS — 101.3% (Cost $217,768,073)		125,241,673

OTHER ASSETS & LIABILITIES, NET — (1.3%)		(1,568,289)

NET ASSETS — 100.0%		$123,673,384

Note to Schedule of Investments
(a)	As of March 31, 2009, the Fund was diversified as a percentage of net assets as follows:

Affiliated Equity Funds	101.3%

101.3%
Other Assets & Liabilities, Net	(1.3%)

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-48

PACIFIC LIFE FUNDS
PL MONEY MARKET FUND
Schedule of Investments
March 31, 2009

	Principal
	Amount	Value
SHORT-TERM INVESTMENTS — 97.6%

Commercial Paper — 72.9%

Abbott Laboratories
0.220% due 05/26/09	$1,000,000	$999,664
0.230% due 05/28/09	750,000	749,727
BP Capital Markets PLC (United Kingdom)
0.495% due 07/13/09	1,500,000	1,497,876
0.720% due 10/15/09	750,000	747,045
Colgate-Palmolive Co
0.150% due 04/13/09	1,250,000	1,249,937
ConocoPhillips Qatar Funding Ltd (Cayman)
0.500% due 04/09/09	400,000	399,956
0.500% due 04/14/09	1,800,000	1,799,675
Dell Inc
0.200% due 04/01/09	500,000	500,000
E.ON AG (Germany)
0.900% due 04/22/09	500,000	499,737
1.000% due 05/06/09	750,000	749,271
Ecolab Inc
0.500% due 04/07/09	1,000,000	999,917
0.550% due 04/15/09	500,000	499,893
Electricite de France (France)
0.950% due 05/05/09	750,000	749,327
Eli Lilly & Co
0.700% due 10/06/09	1,000,000	996,344
Emerson Electric Co
0.330% due 05/11/09	1,500,000	1,499,450
General Dynamics Corp
0.320% due 04/13/09	1,200,000	1,199,872
Hewlett-Packard Co
0.260% due 04/06/09	500,000	499,982
0.370% due 04/06/09	500,000	499,974
0.400% due 05/01/09	500,000	499,833
0.450% due 05/13/09	1,000,000	999,475
Illinois Tool Works Inc
0.480% due 05/01/09	600,000	599,760
Johnson & Johnson
0.310% due 06/08/09	2,250,000	2,248,683
Kimberly-Clark Worldwide Inc
0.500% due 07/07/09	750,000	748,990
Medtronic Inc
0.180% due 04/24/09	750,000	749,914
0.350% due 04/23/09	1,500,000	1,499,679
National Rural Utilities Cooperative Finance Corp
0.500% due 04/20/09	250,000	249,934
0.550% due 06/19/09	1,750,000	1,747,888
Nestle Capital Corp
0.300% due 04/27/09	250,000	249,946
0.320% due 06/15/09	750,000	749,500
NetJets Inc
0.330% due 05/01/09	1,200,000	1,199,670
0.350% due 04/06/09	750,000	749,963
Nokia OYJ (Finland)
0.800% due 04/03/09	500,000	499,978
Pfizer Inc
0.310% due 05/05/09	1,500,000	1,499,561
Praxair Inc
0.350% due 04/09/09	500,000	499,961
0.500% due 04/21/09	300,000	299,917
Procter & Gamble International Funding SCA
0.380% due 06/09/09	750,000	749,454
The Coca-Cola Co
0.350% due 05/29/09	2,000,000	1,998,872
0.520% due 06/02/09	300,000	299,731
The Stanley Works
0.600% due 04/20/09	1,000,000	999,683
Total Capital Canada Ltd (Canada)
0.610% due 06/10/09	1,500,000	1,498,221

Unilever Capital Corp
0.350% due 05/13/09	1,000,000	999,592
0.600% due 05/12/09	250,000	249,829
United Parcel Service Inc
0.220% due 04/02/09	1,400,000	1,399,991
0.310% due 06/01/09	1,000,000	999,475

		40,425,147

Corporate Notes — 13.4%

General Electric Capital Corp
3.125% due 04/01/09	400,000	400,000
IBM International Group Capital LLC
1.470% due 09/25/09 ~ §	1,400,000	1,401,341
1.524% due 07/29/09 §	750,000	750,817
Procter & Gamble International Funding SCA
1.486% due 02/08/10 §	1,000,000	1,000,000
5.300% due 07/06/09 ~	500,000	503,011
Wal-Mart Stores Inc
6.875% due 08/10/09	2,295,000	2,339,466
Wells Fargo Bank NA
0.673% due 05/28/09 §	1,000,000	1,000,000

		7,394,635

U.S. Government Agency Issue — 2.7%

Federal Home Loan Bank
2.520% due 04/21/09	1,500,000	1,500,000

	Shares
Money Market Funds — 8.6%

BlackRock Liquidity Funds Institutional TempCash	2,332,055	2,332,055
BlackRock Liquidity Funds Institutional TempFund	2,441,773	2,441,773

		4,773,828

Total Short-Term Investments (Amortized Cost $54,093,610)		54,093,610

TOTAL INVESTMENTS — 97.6% (Amortized Cost $54,093,610)		54,093,610

OTHER ASSETS & LIABILITIES, NET — 2.4%		1,330,347

NET ASSETS — 100.0%		$55,423,957

Notes to Schedule of Investments
(a)	As of March 31, 2009, the Fund was diversified as a percentage of net assets as follows:

Commercial Paper	72.9%
Corporate Notes	13.4%
Money Market Funds	8.6%
U.S. Government Agency Issue	2.7%

97.6%
Other Assets & Liabilities, Net	2.4%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-48

PACIFIC LIFE FUNDS
PL MONEY MARKET FUND
Schedule of Investments (Continued)
March 31, 2009
(b)	As of March 31, 2009, the Fund’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows:

AAA / U.S. Government & Agency Issues	5.1%
A-1 (Short-Term Debt Only)	82.0%
AA	8.6%
A	4.3%

100.00%

(c)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-48

PACIFIC LIFE FUNDS
PL SMALL-CAP GROWTH FUND
Schedule of Investments
March 31, 2009

	Shares	Value
WARRANTS — 0.0%

Consumer Discretionary — 0.0%

Krispy Kreme Doughnuts Inc Strike @ $12.21 Exp. 03/02/12 *	70	$1

Total Warrants (Cost $1)		1

COMMON STOCKS — 96.7%

Consumer Discretionary — 15.3%

Aeropostale Inc *	9,700	257,631
American Public Education Inc *	3,800	159,827
Bally Technologies Inc *	10,750	198,014
Corinthian Colleges Inc *	16,550	321,897
Darden Restaurants Inc	8,350	286,070
DreamWorks Animation SKG Inc ‘A’ *	7,050	152,561
Iconix Brand Group Inc *	28,050	248,242
J.Crew Group Inc *	8,350	110,052
Jack in the Box Inc *	7,850	182,826
Life Time Fitness Inc *	15,450	194,051
LKQ Corp *	20,000	285,400
Netflix Inc *	4,200	180,263
Penn National Gaming Inc *	12,000	289,800
priceline.com Inc *	3,450	271,791
Regal Entertainment Group ‘A’	21,450	287,645
Tupperware Brands Corp	15,250	259,098

		3,685,168

Consumer Staples — 3.2%

Central European Distribution Corp *	13,500	145,260
Flowers Foods Inc	8,550	200,754
The Hain Celestial Group Inc *	15,600	222,144
Whole Foods Market Inc	11,600	194,880

		763,038

Energy — 4.6%

Comstock Resources Inc *	3,750	111,750
Concho Resources Inc *	11,100	284,049
Denbury Resources Inc *	12,550	186,493
Dril-Quip Inc *	7,250	222,575
Mariner Energy Inc *	20,950	162,363
Penn Virginia Corp	13,150	144,387

		1,111,617

Financials — 7.5%

Brookline Bancorp Inc	28,000	266,000
Digital Realty Trust Inc REIT	8,550	283,689
First Commonwealth Financial Corp	20,400	180,948
First Mercury Financial Corp *	20,350	293,854
Investment Technology Group Inc *	9,700	247,544
Lazard Ltd ‘A’ (Bermuda)	4,900	144,060
Platinum Underwriters Holdings Ltd (Bermuda)	9,150	259,494
Signature Bank *	4,450	125,624

		1,801,213

Health Care — 23.6%

Alexion Pharmaceuticals Inc *	8,950	337,057
Allos Therapeutics Inc *	30,450	188,181
AMERIGROUP Corp *	10,050	276,777
Auxilium Pharmaceuticals Inc *	7,400	205,128
Community Health Systems Inc *	14,300	219,362
Cubist Pharmaceuticals Inc *	13,250	216,770
Gentiva Health Services Inc *	7,500	114,000
Hologic Inc *	8,800	115,192
ICON PLC ADR (Ireland) *	15,000	242,250
Illumina Inc *	7,350	273,714
Immucor Inc *	9,600	241,440
Insulet Corp *	13,850	56,785
Inverness Medical Innovations Inc *	9,850	262,306
Masimo Corp *	8,050	233,289
Medicis Pharmaceutical Corp ‘A’	16,550	204,724
Mylan Inc *	22,900	307,089
Myriad Genetics Inc *	6,500	295,555
NuVasive Inc *	7,250	227,505
Optimer Pharmaceuticals Inc *	26,950	355,471
OSI Pharmaceuticals Inc *	6,250	239,125
Owens & Minor Inc	4,500	149,085
PAREXEL International Corp *	24,750	240,818
Seattle Genetics Inc *	16,550	163,183
Thoratec Corp *	10,550	271,030
United Therapeutics Corp *	3,450	228,011

		5,663,847

Industrials — 11.7%

Actuant Corp ‘A’	15,000	154,950
Aecom Technology Corp *	10,300	268,624
AirTran Holdings Inc *	49,200	223,860
BE Aerospace Inc *	15,050	130,484
CLARCOR Inc	8,300	209,077
Esterline Technologies Corp *	7,300	147,387
FTI Consulting Inc *	5,950	294,406
IHS Inc ‘A’ *	5,900	242,962
Orbital Sciences Corp *	11,350	134,952
RBC Bearings Inc *	9,900	151,272
SunPower Corp ‘A’ *	2,100	49,938
The Geo Group Inc *	18,750	248,438
URS Corp *	6,750	272,768
Waste Connections Inc *	11,250	289,125

		2,818,243

Information Technology — 26.2%

ANSYS Inc *	8,500	213,350
Atheros Communications Inc *	17,150	251,419
Cavium Networks Inc *	7,550	87,127
Concur Technologies Inc *	8,850	169,832
F5 Networks Inc *	8,000	167,600
GSI Commerce Inc *	26,700	349,770
Informatica Corp *	17,600	233,376
ManTech International Corp ‘A’ *	5,150	215,785
Marvell Technology Group Ltd (Bermuda) *	33,500	306,860
Mellanox Technologies Ltd (Israel) *	30,500	254,065
Monolithic Power Systems Inc *	16,100	249,550
Netlogic Microsystems Inc *	5,900	162,132
NeuStar Inc ‘A’ *	9,300	155,775
NICE Systems Ltd ADR (Israel) *	11,850	294,591
Omniture Inc *	9,900	130,581
ON Semiconductor Corp *	49,800	194,220
Pegasystems Inc	13,800	256,266
Polycom Inc *	10,150	156,209
SkillSoft PLC ADR (Ireland) *	38,250	255,893
Solera Holdings Inc *	12,850	318,423
Starent Networks Corp *	10,750	169,958
Synaptics Inc *	8,325	222,777
Taleo Corp ‘A’ *	23,604	278,999
TeleTech Holdings Inc *	23,600	257,004
TIBCO Software Inc *	35,150	206,331
VeriFone Holdings Inc *	21,450	145,860
Vignette Corp *	13,450	89,846
VistaPrint Ltd (Bermuda) *	11,000	302,390
Wright Express Corp *	10,750	195,865

		6,291,854

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-48

PACIFIC LIFE FUNDS
PL SMALL-CAP GROWTH FUND
Schedule of Investments (Continued)
March 31, 2009

	Shares	Value
Materials — 1.3%

Silgan Holdings Inc	6,000	$315,240

Telecommunication Services — 1.9%

SBA Communications Corp ‘A’ *	13,050	304,065
Syniverse Holdings Inc *	9,550	150,508

		454,573

Utilities — 1.4%

ITC Holdings Corp	7,950	346,779

Total Common Stocks (Cost $28,388,295)		23,251,572

TOTAL INVESTMENTS — 96.7% (Cost $28,388,296)		23,251,573

OTHER ASSETS & LIABILITIES, NET — 3.3%		794,910

NET ASSETS — 100.0%		$24,046,483

Note to Schedule of Investments
(a)	As of March 31, 2009, the Fund was diversified as a percentage of net assets as follows:

Information Technology	26.2%
Health Care	23.6%
Consumer Discretionary	15.3%
Industrials	11.7%
Financials	7.5%
Energy	4.6%
Consumer Staples	3.2%
Telecommunication Services	1.9%
Utilities	1.4%
Materials	1.3%

96.7%
Other Assets & Liabilities, Net	3.3%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-48

PACIFIC LIFE FUNDS
PL INTERNATIONAL VALUE FUND
Schedule of Investments
March 31, 2009

	Shares	Value
RIGHTS — 0.0%

Belgium — 0.0%

Fortis Bank AS Exp. 12/31/49 * +	34,832	$—

Total Rights (Cost $0)		—

COMMON STOCKS — 98.3%

Australia — 5.1%

Amcor Ltd +	101,000	312,380
Australia & New Zealand Banking Group Ltd +	86,800	948,492
BHP Billiton Ltd +	24,100	532,640
Commonwealth Bank of Australia +	12,300	295,282
Lend Lease Corp Ltd +	50,400	228,888
Macquarie Group Ltd +	24,700	465,104
Macquarie Infrastructure Group +	210,802	215,961
National Australia Bank Ltd +	52,522	733,174
Qantas Airways Ltd +	233,058	281,604

		4,013,525

Belgium — 0.6%

Delhaize Group +	6,600	428,301
KBC Groep NV +	1,527	24,669

		452,970

Bermuda — 0.5%

Catlin Group Ltd +	88,600	397,378

Canada — 2.7%

BCE Inc	15,500	308,820
Brookfield Properties Corp	60,000	346,923
Canadian Imperial Bank of Commerce	7,364	267,973
EnCana Corp	5,300	216,910
Fairfax Financial Holdings Ltd	1,400	361,992
Petro-Canada	22,000	591,006

		2,093,624

Finland — 1.4%

Nokia OYJ +	94,700	1,107,559

France — 11.0%

Arkema SA +	7,900	124,699
BNP Paribas +	21,308	879,096
Credit Agricole SA +	73,153	807,138
France Telecom SA +	35,400	807,021
GDF Suez +	9,641	330,632
Groupe Danone +	4,800	233,585
L’Oreal SA +	2,700	185,613
Lagardere SCA +	14,500	406,889
Renault SA +	28,994	596,179
Sanofi-Aventis SA +	25,301	1,419,925
Societe Generale +	19,323	755,857
Total SA +	35,356	1,748,337
Vallourec SA +	3,400	315,220

		8,610,191

Germany — 11.8%

Allianz SE +	14,610	1,222,897
BASF SE +	33,000	997,303
Bayer AG +	18,900	902,978
Celesio AG +	18,400	338,744
Daimler AG +	9,700	244,396
Deutsche Bank AG +	24,500	981,378
Deutsche Lufthansa AG +	28,300	306,594
Deutsche Telekom AG +	64,900	803,852
E.ON AG +	38,696	1,073,201
Muenchener Rueckversicherungs AG +	7,461	908,498
RWE AG +	11,033	772,649
Siemens AG +	7,700	439,591
Suedzucker AG +	12,900	248,849

		9,240,930

Hong Kong — 0.5%

New World Development Ltd +	399,000	398,293

Ireland — 0.1%

Greencore Group PLC +	109,900	100,642

Italy — 4.0%

A2A SPA +	221,500	336,300
Banco Popolare SCARL +	35,800	164,299
ENI SPA +	60,389	1,169,269
Intesa Sanpaolo SPA +	229,700	631,787
Telecom Italia SPA +	422,900	545,218
Telecom Italia SPA RNC +	203,700	207,139
UniCredit SPA +	77,000	126,732

		3,180,744

Japan — 21.9%

Aeon Co Ltd +	47,500	313,976
Astellas Pharma Inc +	11,000	340,407
Canon Inc +	24,100	702,559
DIC Corp +	124,000	182,143
East Japan Railway Co +	10,400	542,196
Elpida Memory Inc * +	14,200	100,076
FUJIFILM Holdings Corp +	9,500	209,108
Fujitsu Ltd +	165,000	619,119
Hitachi High-Technologies Corp +	13,900	197,118
Hitachi Ltd +	107,000	292,752
Honda Motor Co Ltd +	24,400	580,861
Isuzu Motors Ltd +	224,000	275,123
JFE Holdings Inc +	28,200	622,465
KDDI Corp +	77	362,604
Kirin Holdings Co Ltd +	45,000	480,738
Kyocera Corp +	5,900	393,819
Kyushu Electric Power Co Inc +	20,900	469,255
Mediceo Paltac Holdings Co Ltd +	26,900	287,002
Mitsubishi Chemical Holdings Corp +	127,000	438,297
Mitsubishi Corp +	60,200	798,055
Mitsubishi UFJ Financial Group Inc +	122,400	603,031
Mitsui & Co Ltd +	67,000	682,549
Mizuho Financial Group Inc +	106,000	206,993
Namco Bandai Holdings Inc +	33,100	332,274
Nippon Mining Holdings Inc +	80,000	320,662
Nippon Telegraph & Telephone Corp +	21,200	809,092
Nissan Motor Co Ltd +	172,300	622,749
NTT DoCoMo Inc +	341	464,590
Panasonic Corp +	19,000	209,737
Sharp Corp +	85,000	680,188
Sony Corp +	33,400	690,862
Sumitomo Mitsui Financial Group Inc +	25,300	890,848
Takashimaya Co Ltd +	27,000	156,469
The Furukawa Electric Co Ltd +	60,000	171,890
The Kansai Electric Power Co Inc +	12,700	276,003
The Tokyo Electric Power Co Inc +	14,700	367,406
Toshiba Corp +	182,000	474,126
Tosoh Corp +	72,000	137,259
Toyota Motor Corp +	20,400	647,983
West Japan Railway Co +	85	269,528

		17,221,912

Luxembourg — 0.9%

ArcelorMittal +	34,300	699,847

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-48

PACIFIC LIFE FUNDS
PL INTERNATIONAL VALUE FUND
Schedule of Investments (Continued)
March 31, 2009

	Shares	Value
Netherlands — 2.7%

European Aeronautic Defence & Space Co NV +	17,860	$207,531
ING Groep NV CVA +	74,121	406,141
Koninklijke Ahold NV +	74,500	815,980
Koninklijke Philips Electronics NV +	44,820	663,434

		2,093,086

New Zealand — 0.3%

Telecom Corp of New Zealand Ltd +	187,085	248,865

Norway — 1.4%

StatoilHydro ASA +	64,700	1,132,296

Singapore — 0.2%

Neptune Orient Lines Ltd +	228,000	177,218

Spain — 3.0%

Banco Santander SA +	82,125	566,236
Repsol YPF SA +	7,929	136,815
Telefonica SA +	81,800	1,631,204

		2,334,255

Sweden — 2.4%

Nordea Bank AB +	47,900	238,338
Nordea Bank AB IO9 *	26,345	124,042
Svenska Cellulosa AB ‘B’ +	57,100	433,371
Telefonaktiebolaget LM Ericsson ‘B’ +	105,000	848,945
Volvo AB ‘B’ +	52,050	276,191

		1,920,887

Switzerland — 5.3%

Credit Suisse Group AG +	31,179	949,337
Nestle SA +	26,043	879,846
Novartis AG +	41,687	1,577,168
UBS AG + *	49,664	465,612
Zurich Financial Services AG +	1,660	262,352

		4,134,315

United Kingdom — 22.5%

Amlin PLC +	74,500	367,183
Antofagasta PLC +	47,900	346,638
Arriva PLC +	55,900	297,113
Associated British Foods PLC +	51,600	473,632
AstraZeneca PLC +	22,222	786,989
Aviva PLC +	119,438	370,376
Barclays PLC +	224,283	476,179
BP PLC +	239,098	1,603,238
British American Tobacco PLC +	24,700	570,589
Centrica PLC +	214,900	701,502
Drax Group PLC +	74,300	550,375
DS Smith PLC +	57,900	41,497
G4S PLC +	153,200	425,687
GlaxoSmithKline PLC +	96,100	1,496,723
HSBC Holdings PLC (LI) +	191,816	1,067,950
J. Sainsbury PLC +	106,800	478,705
Kingfisher PLC +	195,700	419,485
Lloyds Banking Group PLC +	423,066	428,331
Mondi PLC +	32,500	68,859
Next PLC +	24,900	472,508
Pearson PLC +	48,400	486,724
Premier Farnell PLC +	161,000	274,013
Prudential PLC +	106,445	516,034
Royal Dutch Shell PLC ‘A’ (XAMS) +	107,935	2,407,935
Tate & Lyle PLC +	50,300	187,626
Thomas Cook Group PLC +	136,800	471,078
TUI Travel PLC +	125,400	411,506
Vodafone Group PLC +	866,371	1,510,474

		17,708,949

Total Common Stocks (Cost $130,858,570)		77,267,486

TOTAL INVESTMENTS — 98.3% (Cost $130,858,570)		77,267,486

OTHER ASSETS & LIABILITIES, NET — 1.7%		1,336,617

NET ASSETS — 100.0%		$78,604,103

Notes to Schedule of Investments
(a) As of March 31, 2009, the Fund was diversified as a percentage of net assets as follows:

Financials	24.1%
Energy	11.9%
Telecommunication Services	9.8%
Consumer Discretionary	9.7%
Health Care	9.0%
Industrials	7.7%
Consumer Staples	6.8%
Information Technology	6.7%
Materials	6.4%
Utilities	6.2%

98.3%
Other Assets & Liabilities, Net	1.7%

100.0%

(b)	As of March 31, 2009, the Fund was diversified by geographical region as a percentage of net assets as follows:

United Kingdom	22.5%
Japan	21.9%
Germany	11.8%
France	11.0%
Switzerland	5.3%
Australia	5.1%
Italy	4.0%
Spain	3.0%
Canada	2.7%
Netherlands	2.7%
Sweden	2.4%
Finland	1.4%
Norway	1.4%
Luxembourg	0.9%
Belgium	0.6%
Bermuda	0.5%
Hong Kong	0.5%
New Zealand	0.3%
Singapore	0.2%
Ireland	0.1%

98.3%
Other Assets & Liabilities, Net	1.7%

100.0%

(c)	Securities with a total aggregate market value of $75,049,821 or 95.5% of the net assets were valued under the fair value procedures established by the Funds’ Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-48

PACIFIC LIFE FUNDS
PL INTERNATIONAL VALUE FUND
Schedule of Investments (Continued)
March 31, 2009
(d)	The amount of $96,278 in cash was segregated with the broker(s)/custodian to cover margin requirements for the following open futures contracts as of March 31, 2009:

	Number of	Notional	Unrealized
Long Futures Outstanding	Contracts	Amount	Appreciation

Dow Jones Euro Stoxx 50 (06/09)	17	EUR 332,690	$11,067

(e)	Forward foreign currency contracts outstanding as of March 31, 2009 were as follows:

		Principal
Contracts		Amount		Unrealized
to Buy or		Covered by		Appreciation
to Sell	Currency	Contracts	Expiration	(Depreciation)

Sell	CAD	1,989,000	06/09	$(39,199)
Buy	EUR	401,000	06/09	(830)
Sell	EUR	401,000	06/09	(15,511)
Sell	GBP	297,000	06/09	12,258
Sell	SEK	6,823,000	06/09	(62,057)

				$(105,339)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-48

PACIFIC LIFE FUNDS
PL LARGE-CAP VALUE FUND
Schedule of Investments
March 31, 2009

	Shares	Value
COMMON STOCKS — 90.8%

Consumer Discretionary — 13.8%

DISH Network Corp ‘A’ *	91,300	$1,014,347
McDonald’s Corp	28,100	1,533,417
News Corp ‘A’	124,160	821,939
Scripps Networks Interactive Inc ‘A’	39,600	891,396
SES SA FDR (Luxembourg) +	47,800	912,403
Target Corp	26,300	904,457
The Home Depot Inc	49,700	1,170,932
Time Warner Cable Inc	14,115	350,055
Time Warner Inc	56,233	1,085,303

		8,684,249

Consumer Staples — 15.8%

Altria Group Inc	60,400	967,608
Kimberly-Clark Corp	44,100	2,033,451
Kraft Foods Inc ‘A’	59,931	1,335,862
Lorillard Inc	16,700	1,031,058
Philip Morris International Inc	48,400	1,722,072
Unilever PLC ADR (United Kingdom)	46,000	870,780
Wal-Mart Stores Inc	38,100	1,985,010

		9,945,841

Energy — 14.6%

Devon Energy Corp	10,670	476,842
El Paso Corp	168,000	1,050,000
Exxon Mobil Corp	26,700	1,818,270
Halliburton Co	56,600	875,602
Royal Dutch Shell PLC ADR (United Kingdom)	25,300	1,120,790
Suncor Energy Inc (Canada)	33,090	734,929
Total SA ADR (France)	47,580	2,334,275
Transocean Ltd (Switzerland) *	12,548	738,324

		9,149,032

Financials — 16.9%

American Express Co	21,070	287,184
Bank of America Corp	84,900	579,018
Capital One Financial Corp	15,560	190,454
JPMorgan Chase & Co	69,600	1,849,968
Loews Corp	25,380	560,898
Marsh & McLennan Cos Inc	49,801	1,008,470
State Street Corp	30,950	952,641
The Bank of New York Mellon Corp	31,112	878,914
The Chubb Corp	28,480	1,205,274
The PNC Financial Services Group Inc	10,900	319,261
The Travelers Cos Inc	45,840	1,862,938
Wells Fargo & Co	67,600	962,624

		10,657,644

Health Care — 7.4%

Abbott Laboratories	20,300	968,310
Novartis AG ADR (Switzerland)	28,500	1,078,155
Pfizer Inc	22,400	305,088
Roche Holding AG (Switzerland) +	5,710	783,698
UnitedHealth Group Inc	34,310	718,108
WellPoint Inc *	21,700	823,949

		4,677,308

Industrials — 5.5%

General Electric Co	101,940	1,030,613
Raytheon Co	25,000	973,500
The Boeing Co	11,400	405,612
United Technologies Corp	24,700	1,061,606

		3,471,331

Information Technology — 3.8%

EchoStar Corp ‘A’ *	6,880	102,030
International Business Machines Corp	14,600	1,414,594
Microsoft Corp	45,700	839,509

		2,356,133

Materials — 1.7%

Air Products & Chemicals Inc	19,000	1,068,750

Telecommunication Services — 8.7%

AT&T Inc	92,947	2,342,264
Embarq Corp	25,745	974,448
Sprint Nextel Corp *	188,879	674,298
Verizon Communications Inc	49,500	1,494,900

		5,485,910

Utilities — 2.6%

Sempra Energy	35,600	1,646,144

Total Common Stocks (Cost $78,731,715)		57,142,342

SHORT-TERM INVESTMENT — 4.4%

Money Market Fund — 4.4%

BlackRock Liquidity Funds Institutional TempFund	2,786,383	2,786,383

Total Short-Term Investment (Cost $2,786,383)		2,786,383

TOTAL INVESTMENTS — 95.2% (Cost $81,518,098)		59,928,725

OTHER ASSETS & LIABILITIES, NET — 4.8%		3,002,608

NET ASSETS — 100.0%		$62,931,333

Notes to Schedule of Investments
(a)	As of March 31, 2009, the Fund was diversified as a percentage of net assets as follows:

Financials	16.9%
Consumer Staples	15.8%
Energy	14.6%
Consumer Discretionary	13.8%
Telecommunication Services	8.7%
Health Care	7.4%
Industrials	5.5%
Short-Term Investment	4.4%
Information Technology	3.8%
Utilities	2.6%
Materials	1.7%

95.2%
Other Assets & Liabilities, Net	4.8%

100.0%

(b)	Securities with a total aggregate market value of $1,696,101 or 2.7% of the net assets were valued under the fair value procedures established by the Funds’ Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-48

PACIFIC LIFE FUNDS
PL SHORT DURATION BOND FUND
Schedule of Investments
March 31, 2009

	Principal
	Amount	Value
CORPORATE BONDS & NOTES — 28.6%

Consumer Discretionary — 1.4%

Comcast Corp
5.850% due 01/15/10	$250,000	$253,864
Cox Communications Inc
4.625% due 01/15/10	150,000	148,605
Time Warner Cable Inc
5.400% due 07/02/12	100,000	96,696
Time Warner Inc
6.750% due 04/15/11	150,000	152,322

		651,487

Consumer Staples — 0.3%

CVS Caremark Corp
2.793% due 09/10/10 §	150,000	145,743

Financials — 23.5%

American General Finance Corp
4.875% due 05/15/10	250,000	123,294
ANZ Capital Trust Inc
4.484% ~ ±	250,000	207,494
Bank of America Corp
2.100% due 04/30/12	1,000,000	1,002,824
Bank of The West
2.150% due 03/27/12	500,000	501,297
Citigroup Inc
2.125% due 04/30/12	2,000,000	2,008,322
Greater Bay Bancorp
5.125% due 04/15/10	100,000	101,492
ING Capital Funding Trust III
8.439% § ±	350,000	102,108
Kreditanstalt fuer Wiederaufbau (Germany)
3.750% due 06/27/11	2,100,000	2,192,545
4.500% due 09/21/09	3,400,000	3,438,791
Monumental Global Funding II
3.900% due 06/15/09 ~Δ	400,000	399,051
Morgan Stanley
5.050% due 01/21/11	250,000	245,929
PNC Funding Corp
1.875% due 06/22/11	600,000	603,635
The Royal Bank of Scotland Group PLC (United Kingdom)
9.118% ±	150,000	73,512
Waddell & Reed Financial Inc
5.600% due 01/15/11	150,000	136,188

		11,136,482

Health Care — 0.7%

UnitedHealth Group Inc
5.125% due 11/15/10	350,000	352,012

Industrials — 1.7%

John Deere Capital Corp
2.875% due 06/19/12	550,000	564,579
5.400% due 04/07/10	250,000	254,162

		818,741

Telecommunication Services — 1.0%

Deutsche Telekom International Finance BV (Netherlands)
8.500% due 06/15/10	200,000	208,986
GTE Corp
7.510% due 04/01/09	250,000	250,000

		458,986

Total Corporate Bonds & Notes (Cost $13,898,435)		13,563,451

MORTGAGE-BACKED SECURITIES — 20.8%

Collateralized Mortgage Obligations — 5.8%

Citimortgage Alternative Loan Trust
6.000% due 12/25/36 “	706,262	483,118
Fannie Mae
0.882% due 03/25/37 § “	479,105	467,667
1.362% due 04/25/48 § “	449,357	441,749
Freddie Mac
0.896% due 05/15/37 § “	558,933	545,533
0.906% due 11/15/36 § “	605,438	587,357
Structured Adjustable Rate Mortgage Loan Trust
5.450% due 11/25/34 § “	367,947	223,862

		2,749,286

Fannie Mae — 13.5%

4.500% due 06/01/13 - 06/01/23 “	942,218	971,089
5.000% due 07/01/34 “	977,792	1,011,480
6.000% due 10/01/21 - 02/01/38 “	3,256,807	3,423,040
6.500% due 08/01/37 “	935,903	987,170

		6,392,779

Freddie Mac — 1.5%

4.500% due 12/01/18 “	682,293	707,296

Total Mortgage-Backed Securities (Cost $9,998,631)		9,849,361

ASSET-BACKED SECURITIES — 5.5%

Capital One Multi-Asset Execution Trust
4.950% due 08/15/12 “	1,600,000	1,586,703
Chase Issuance Trust
4.960% due 09/17/12 “	1,000,000	1,013,353

Total Asset-Backed Securities (Cost $2,599,528)		2,600,056

U.S. GOVERNMENT AGENCY ISSUES — 36.8%

Fannie Mae
1.750% due 03/23/11	2,500,000	2,517,308
2.000% due 03/02/11	1,000,000	1,002,953
2.000% due 01/09/12	200,000	202,152
3.375% due 05/19/11	1,200,000	1,250,414
4.680% due 06/15/11	1,800,000	1,922,521
5.125% due 04/15/11	1,000,000	1,071,569
Federal Home Loan Bank
3.125% due 06/10/11 ‡	2,500,000	2,570,875
5.125% due 09/10/10	1,000,000	1,060,228
Freddie Mac
2.000% due 02/25/11	1,500,000	1,504,185
2.000% due 03/16/11	500,000	500,488
2.050% due 03/09/11	2,500,000	2,509,758
2.125% due 03/23/12	1,000,000	1,008,303
2.875% due 06/28/10	300,000	306,745

Total U.S. Government Agency Issues (Cost $17,046,277)		17,427,499

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-48

PACIFIC LIFE FUNDS
PL SHORT DURATION BOND FUND
Schedule of Investments (Continued)
March 31, 2009

	Principal
	Amount	Value
U.S. TREASURY OBLIGATIONS — 6.0%

U.S. Treasury Inflation Protected Securities — 6.0%

4.250% due 01/15/10 ^	$2,760,560	$2,837,337

Total U.S. Treasury Obligations (Cost $2,864,862)		2,837,337

	Shares
SHORT-TERM INVESTMENT — 1.8%

Money Market Fund — 1.8%

BlackRock Liquidity Funds Institutional TempFund	840,114	840,114

Total Short-Term Investment (Cost $840,114)		840,114

TOTAL INVESTMENTS — 99.5% (Cost $47,247,847)		47,117,818

OTHER ASSETS & LIABILITIES, NET — 0.5%		237,384

NET ASSETS — 100.0%		$47,355,202

Notes to Schedule of Investments
(a)	As of March 31, 2009, the Fund was diversified as a percentage of net assets as follows:

U.S. Government Agency Issues	36.8%
Corporate Bonds & Notes	28.6%
Mortgage-Backed Securities	20.8%
U.S. Treasury Obligation	6.0%
Asset-Backed Securities	5.5%
Short-Term Investment	1.8%

99.5%
Other Assets & Liabilities, Net	0.5%

100.0%

(b)	As of March 31, 2009, the Fund’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows:

AAA / U.S. Government & Agency Issues	93.0%
AA	1.1%
A	2.3%
BBB	2.7%
BB	0.4%
Not Rated	0.5%

100.0%

(c)	Securities with an aggregate market value of $339,356 were segregated with the broker(s)/custodian to cover margin requirements for the following open futures contracts as of March 31, 2009:

			Unrealized
	Number of	Notional	Appreciation
Long Futures Outstanding	Contracts	Amount	(Depreciation)

Eurodollar (04/09)	8	$8,000,000	$2,767
Eurodollar (05/09)	8	8,000,000	2,957
Eurodollar (06/09)	11	11,000,000	11,293
Eurodollar (09/09)	9	9,000,000	9,671
Eurodollar (12/09)	18	18,000,000	12,426
U.S. Treasury 2-Year Notes (06/09)	27	5,400,000	27,955
U.S. Treasury 5-Year Notes (06/09)	3	300,000	686
U.S. Treasury 10-Year Notes (06/09)	3	300,000	1,893

Short Futures Outstanding
U.S. Treasury 20-Year Bonds (06/09)	7	700,000	(29,453)

$40,195

(d)	0.8% of the Fund’s net assets were reported illiquid by the portfolio manager under the Funds’ policy.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-48

PACIFIC LIFE FUNDS
PL FLOATING RATE LOAN FUND
Schedule of Investments
March 31, 2009

	Principal
	Amount	Value
SENIOR LOAN NOTES — 83.7%

Consumer Discretionary — 14.3%

Cequel Communications LLC
2.518% due 11/05/13 §	$1,371,989	$1,189,768
2.557% due 11/05/13 §	116,619	101,130
Cinemark USA Inc
2.280% due 10/05/13 §	229,662	211,673
2.290% due 10/05/13 §	101,599	93,642
2.310% due 10/05/13 §	811,142	747,605
2.990% due 10/05/13 §	147,674	136,106
Dollar General Corp Tranche B2
3.268% due 07/07/14 §	1,300,000	1,123,284
Nielsen Finance LLC (Dollar Term Loan)
2.533% due 08/09/13 §	493,655	387,315

		3,990,523

Consumer Staples — 5.3%

Wm Wrigley Jr Co Tranche B
6.500% due 09/30/14 §	1,481,250	1,469,778

Energy — 6.8%

Coffeyville Resources LLC
(Funded Letter of Credit)
8.750% due 12/28/10 §	306,825	239,323
Coffeyville Resources LLC Tranche D
8.750% due 12/30/13 §	985,745	768,881
Murray Energy Corp Tranche B (1st Lien)
6.938% due 01/28/10 § Δ	948,193	881,820

		1,890,024

Financials — 8.1%

First Data Corp Tranche B1
(Initial Term Loan)
3.268% due 09/24/14 §	73,792	50,050
3.272% due 09/24/14 §	1,216,384	825,012
HUB International Ltd
(Delayed Draw Term Loan)
3.720% due 06/13/14 §	273,195	194,652
HUB International Ltd (Initial Term Loan)
3.720% due 06/13/14 §	1,215,448	866,007
Spirit Finance Corp
4.170% due 08/01/13 §	1,000,000	312,500

		2,248,221

Health Care — 20.6%

Aveta Inc (Acquisition Term Loan)
6.020% due 08/22/11 §	354,090	285,927
Aveta Inc (New Term Loan)
6.020% due 08/22/11 §	64,186	51,830
Aveta Inc (Original Term Loan)
6.020% due 08/22/11 §	547,728	442,290
HCA Inc Tranche B1
3.470% due 11/18/13 §	1,455,854	1,238,080
Life Technologies Corp Facility Term B
5.250% due 11/20/15 §	995,000	987,125
Mylan Inc Tranche B
3.813% due 10/02/14 §	282,705	263,551
4.500% due 10/02/14 §	1,179,607	1,099,689
Talecris Biotherapeutics Holdings Corp (1st Lien)
4.740% due 12/06/13 §	1,488,579	1,369,492

		5,737,984

Information Technology — 6.1%

Infor Enterprise Solutions Holdings Inc
(Initial Term Loan)
4.270% due 07/30/12 §	640,714	387,632
Infor Enterprise Solutions Holdings Inc
(Delayed Draw Term Loan)
4.270% due 07/30/12 §	334,286	202,243
SunGard Data Systems Inc (New Term Loan)
2.283% due 02/28/14 §	536,816	455,104
2.991% due 02/28/14 §	753,285	638,624

		1,683,603

Materials — 5.5%

Georgia Gulf Corp
8.750% due 10/03/13 §	1,168,716	521,054
9.500% due 10/03/13 §	319,375	142,389
Solutia Inc
8.500% due 02/28/14 §	1,290,201	864,435

		1,527,878

Telecommunication Services — 7.6%

Cricket Communications Inc Term B
5.750% due 06/16/13 §	1,290,051	1,221,917
MetroPCS Wireless Inc Tranche B
2.813% due 11/03/13 §	356,234	325,288
3.438% due 11/03/13 §	636,132	580,871

		2,128,076

Utilities — 9.4%

Calpine Corp (1st Priority Term Loan)
4.095% due 03/29/14 §	1,488,693	1,140,168
Coleto Creek Power LP (2nd Lien)
4.518% due 06/28/13 §	500,000	312,500
5.220% due 06/28/13 §	472,500	295,312
Texas Competitive Electric Holdings Co LLC
Tranche B2 (Initial Term Loan)
4.018% due 10/10/14 §	13,098	8,684
4.033% due 10/10/14 §	1,277,078	846,664

		2,603,328

Total Senior Loan Notes (Cost $27,925,291)		23,279,415

TOTAL INVESTMENTS - 83.7% (Cost $27,925,291)		23,279,415

OTHER ASSETS & LIABILITIES, NET - 16.3%		4,531,641

NET ASSETS — 100.0%		$27,811,056

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-48

PACIFIC LIFE FUNDS
PL FLOATING RATE LOAN FUND
Schedule of Investments (Continued)
March 31, 2009
Notes to Schedule of Investments
(a)	As of March 31, 2009, the Fund was diversified as a percentage of net assets as follows:

Health Care	20.6%
Consumer Discretionary	14.3%
Utilities	9.4%
Financials	8.1%
Telecommunication Services	7.6%
Energy	6.8%
Information Technology	6.1%
Materials	5.5%
Consumer Staples	5.3%

83.7%
Other Assets & Liabilities, Net	16.3%

100.0%

(b)	As of March 31, 2009, the Fund’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows:

BBB	10.6%
BB	36.3%
B	49.2%
CCC	1.3%
Not Rated	2.6%

100.0%

(c)	3.2% of the Fund’s net assets were reported illiquid by the portfolio manager under the Funds’ policy.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-48

PACIFIC LIFE FUNDS
PL GROWTH LT FUND
Schedule of Investments
March 31, 2009

	Shares	Value
COMMON STOCKS — 92.7%

Consumer Discretionary — 5.0%

Adidas AG (Germany) +	10,865	$360,602
Crown Ltd (Australia) +	114,310	507,425
Lamar Advertising Co ‘A’ *	14,755	143,861
Liberty Media Corp — Entertainment ‘A’ *	24,350	485,782
McDonald’s Corp	15,699	856,694
Staples Inc	17,402	315,150
The DIRECTV Group Inc *	9,190	209,440
The Walt Disney Co	12,000	217,920
Wynn Resorts Ltd *	6,775	135,297
Yum! Brands Inc	17,070	469,084

		3,701,255

Consumer Staples — 15.7%

Altria Group Inc	16,575	265,531
Anheuser-Busch InBev NV (Belgium) +	169,187	4,658,633
Anheuser-Busch InBev NV Strip VVPR (Belgium)*	110,997	442
Colgate-Palmolive Co	16,655	982,312
Costco Wholesale Corp	3,755	173,932
CVS Caremark Corp	68,116	1,872,509
Kimberly-Clark Corp	10,560	486,922
Nestle SA (Switzerland) +	23,407	790,791
Tesco PLC (United Kingdom) +	232,372	1,110,212
Unilever PLC (United Kingdom) +	15,935	301,326
Wal-Mart Stores Inc	19,840	1,033,664

		11,676,274

Energy — 9.9%

Devon Energy Corp	5,652	252,588
EOG Resources Inc	13,295	728,034
Exxon Mobil Corp	7,975	543,097
Hess Corp	48,760	2,642,792
Occidental Petroleum Corp	36,215	2,015,365
Petroleo Brasileiro SA ADR (Brazil)	25,845	787,497
XTO Energy Inc	12,080	369,890

		7,339,263

Financials — 6.5%

ACE Ltd (Switzerland)	15,860	640,744
Berkshire Hathaway Inc ‘B’ *	510	1,438,200
JPMorgan Chase & Co	31,338	832,964
T. Rowe Price Group Inc	20,485	591,197
The Goldman Sachs Group Inc	12,645	1,340,623

		4,843,728

Health Care — 12.2%

Baxter International Inc	18,555	950,387
Bayer AG (Germany) +	13,050	623,485
Celgene Corp *	25,150	1,116,660
Covidien Ltd (Bermuda)	29,560	982,574
Gilead Sciences Inc *	30,880	1,430,362
Roche Holding AG (Switzerland) +	11,306	1,551,750
UnitedHealth Group Inc	92,090	1,927,444
Wyeth	9,870	424,805

		9,007,467

Industrials — 8.7%

C.H. Robinson Worldwide Inc	7,810	356,214
Canadian National Railway Co (Canada)	20,251	717,898
Danaher Corp	20,145	1,092,262
Emerson Electric Co	10,390	296,946
Illinois Tool Works Inc	12,315	379,918
Lockheed Martin Corp	8,945	617,473
Northrop Grumman Corp	12,220	533,281
Precision Castparts Corp	11,870	711,013
Siemens AG (Germany) +	3,770	215,228
Tyco International Ltd (Switzerland)	11,475	224,451
United Parcel Service Inc ‘B’	26,695	1,313,928

		6,458,612

Information Technology — 28.0%

Amphenol Corp ‘A’	22,920	652,991
Apple Inc *	22,964	2,413,976
Automatic Data Processing Inc	7,442	261,661
Cisco Systems Inc *	136,685	2,292,207
Citrix Systems Inc *	15,665	354,656
Corning Inc	58,040	770,191
eBay Inc *	48,440	608,406
Google Inc ‘A’ *	2,835	986,750
Hewlett-Packard Co	19,860	636,712
International Business Machines Corp	14,280	1,383,589
Keyence Corp (Japan) +	1,736	328,428
KLA-Tencor Corp	58,970	1,179,400
Marvell Technology Group Ltd (Bermuda) *	99,090	907,664
Microchip Technology Inc	12,440	263,604
Microsoft Corp	47,560	873,677
Nintendo Co Ltd (Japan) +	1,500	438,798
Oracle Corp *	117,925	2,130,905
QUALCOMM Inc	37,700	1,466,907
Research In Motion Ltd (Canada) *	6,175	265,957
Symantec Corp *	38,020	568,019
Taiwan Semiconductor Manufacturing Co Ltd (Taiwan) +	520,850	784,323
Telefonaktiebolaget LM Ericsson ‘B’ (Sweden) +	40,652	328,679
Texas Instruments Inc	20,199	333,485
The Western Union Co	20,040	251,903
Yahoo! Inc *	21,060	269,779

		20,752,667

Materials — 3.0%

Monsanto Co	5,665	470,761
Praxair Inc	14,915	1,003,630
Syngenta AG (Switzerland) +	1,651	331,872
Weyerhaeuser Co	14,845	409,277

		2,215,540

Telecommunication Services — 2.3%

Crown Castle International Corp *	83,930	1,713,011

Utilities — 1.4%

NRG Energy Inc *	40,070	705,232
The AES Corp *	61,095	354,962

		1,060,194

Total Common Stocks (Cost $84,649,664)		68,768,011

SHORT-TERM INVESTMENTS — 6.9%

Money Market Funds — 6.9%

BlackRock Liquidity Funds Institutional TempCash	2,563,152	2,563,152
BlackRock Liquidity Funds Institutional TempFund	2,563,152	2,563,152

		5,126,304

Total Short-Term Investments (Cost $5,126,304)		5,126,304

TOTAL INVESTMENTS — 99.6% (Cost $89,775,968)		73,894,315

OTHER ASSETS & LIABILITIES, NET — 0.4%		263,436

NET ASSETS — 100.0%		$74,157,751

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-48

PACIFIC LIFE FUNDS
PL GROWTH LT FUND
Schedule of Investments (Continued)
March 31, 2009
Notes to Schedule of Investments
(a)	As of March 31, 2009, the Fund was diversified as a percentage of net assets as follows:

Information Technology	28.0%
Consumer Staples	15.7%
Health Care	12.2%
Energy	9.9%
Industrials	8.7%
Short-Term Investments	6.9%
Financials	6.5%
Consumer Discretionary	5.0%
Materials	3.0%
Telecommunication Services	2.3%
Utilities	1.4%

99.6%
Other Assets & Liabilities, Net	0.4%

100.0%

(b)	Securities with a total aggregate market value of $12,331,552 or 16.6% of the net assets were valued under the fair value procedures established by the Funds’ Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.
(c)	Forward foreign currency contracts outstanding as of March 31, 2009 were as follows:

		Principal
Contracts		Amount		Unrealized
to Buy or		Covered by		Appreciation
to Sell	Currency	Contracts	Expiration	(Depreciation)

Sell	AUD	353,000	04/09	($14,630)
Sell	AUD	65,000	05/09	266
Sell	EUR	2,285,000	04/09	(129,664)
Sell	EUR	355,000	05/09	8,669
Sell	GBP	468,000	04/09	(16,754)
Sell	GBP	100,000	05/09	(313)
Buy	JPY	4,000,000	04/09	(1,323)
Sell	JPY	39,000,000	04/09	3,939
Sell	JPY	12,200,000	05/09	867

				($148,943)

(d)	Transactions in written options for the year ended March 31, 2009 were as follows:

	Number of
	Contracts	Premium

Outstanding, March 31, 2008	—	$—
Call Options Written	742	28,444
Put Options Written	652	55,420
Call Options Expired	(416)	(12,144)
Put Options Expired	(311)	(25,191)
Call Options Closed	(326)	(16,300)
Put Options Closed	(341)	(30,229)

Outstanding, March 31, 2009	—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-48

PACIFIC LIFE FUNDS
PL MID-CAP EQUITY FUND (Formerly PL Mid-Cap Value Fund)
Schedule of Investments
March 31, 2009

	Shares	Value
COMMON STOCKS — 95.7%

Consumer Discretionary — 13.3%

Abercrombie & Fitch Co ‘A’	51,900	$1,235,220
Darden Restaurants Inc	13,500	462,510
DISH Network Corp ‘A’ *	49,200	546,612
J.C. Penney Co Inc	43,100	865,017
Leggett & Platt Inc	81,900	1,063,881
Mattel Inc	77,500	893,575
Starbucks Corp *	81,000	899,910
The Gap Inc	50,700	658,593
Viacom Inc ‘B’ *	72,500	1,260,050

		7,885,368

Consumer Staples — 6.6%

Avon Products Inc	34,600	665,358
McCormick & Co Inc	35,100	1,037,907
Molson Coors Brewing Co ‘B’	35,500	1,216,940
Sara Lee Corp	52,800	426,624
The J.M. Smucker Co	14,900	555,323

		3,902,152

Energy — 6.7%

Hess Corp	8,500	460,700
Holly Corp	45,900	973,080
Massey Energy Co	31,680	320,602
Patterson-UTI Energy Inc	51,000	456,960
Pride International Inc *	51,200	920,576
The Williams Cos Inc	72,520	825,278

		3,957,196

Financials — 15.7%

Ameriprise Financial Inc	55,510	1,137,400
City National Corp	18,800	634,876
Federated Investors Inc ‘B’	19,000	422,940
Hudson City Bancorp Inc	63,450	741,730
Marsh & McLennan Cos Inc	55,500	1,123,875
PartnerRe Ltd (Bermuda)	11,800	732,426
Public Storage REIT	24,300	1,342,575
RenaissanceRe Holdings Ltd (Bermuda)	22,240	1,099,546
The PNC Financial Services Group Inc	15,500	453,995
The St. Joe Co *	39,100	654,534
Waddell & Reed Financial Inc ‘A’	50,800	917,956

		9,261,853

Health Care — 12.0%

Forest Laboratories Inc *	30,000	658,800
Hospira Inc *	45,800	1,413,388
Life Technologies Corp *	27,787	902,522
Omnicare Inc	49,000	1,200,010
Patterson Cos Inc *	47,400	893,964
Warner Chilcott Ltd ‘A’ (Bermuda) *	89,300	939,436
Zimmer Holdings Inc *	29,200	1,065,800

		7,073,920

Industrials — 14.6%

Cintas Corp	35,200	870,144
Corrections Corp of America *	69,400	889,014
Covanta Holding Corp *	53,750	703,587
Dover Corp	23,940	631,537
Foster Wheeler AG (Switzerland) *	62,200	1,086,634
Monster Worldwide Inc *	66,500	541,975
Parker-Hannifin Corp	22,700	771,346
Pitney Bowes Inc	50,840	1,187,114
Republic Services Inc	60,900	1,044,435
Spirit AeroSystems Holdings Inc ‘A’ *	93,100	928,207

		8,653,993

Information Technology — 13.5%

Agilent Technologies Inc *	64,100	985,217
Analog Devices Inc	58,000	1,117,660
Ingram Micro Inc ‘A’ *	90,390	1,142,529
Juniper Networks Inc *	42,900	646,074
Lam Research Corp *	39,100	890,307
Lexmark International Inc ‘A’ *	19,100	322,217
NetApp Inc *	37,200	552,048
NeuStar Inc ‘A’ *	55,700	932,975
Symantec Corp *	94,500	1,411,830

		8,000,857

Materials — 8.9%

Air Products & Chemicals Inc	18,000	1,012,500
Ball Corp	24,460	1,061,564
Bemis Co Inc	29,700	622,809
International Flavors & Fragrances Inc	21,500	654,890
Packaging Corp of America	93,200	1,213,464
RPM International Inc	53,100	675,963

		5,241,190

Utilities — 4.4%

American Electric Power Co Inc	44,100	1,113,966
Energen Corp	11,100	323,343
PPL Corp	16,700	479,457
Wisconsin Energy Corp	17,400	716,358

		2,633,124

Total Common Stocks (Cost $74,725,440)		56,609,653

SHORT-TERM INVESTMENT — 4.0%

Money Market Fund — 4.0%

BlackRock Liquidity Funds Institutional TempFund	2,335,242	2,335,242

Total Short-Term Investment (Cost $2,335,242)		2,335,242

TOTAL INVESTMENTS — 99.7% (Cost $77,060,682)		58,944,895

OTHER ASSETS & LIABILITIES, NET — 0.3%		190,152

NET ASSETS — 100.0%		$59,135,047

Note to Schedule of Investments
(a)	As of March 31, 2009, the Fund was diversified as a percentage of net assets as follows:

Financials	15.7%
Industrials	14.6%
Information Technology	13.5%
Consumer Discretionary	13.3%
Health Care	12.0%
Materials	8.9%
Energy	6.7%
Consumer Staples	6.6%
Utilities	4.4%
Short-Term Investment	4.0%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-48

PACIFIC LIFE FUNDS
PL LARGE-CAP GROWTH FUND
Schedule of Investments
March 31, 2009

	Shares	Value
COMMON STOCKS — 98.2%

Consumer Discretionary — 18.7%

Amazon.com Inc *	10,509	$771,781
AutoZone Inc *	1,889	307,189
Best Buy Co Inc	12,684	481,485
Family Dollar Stores Inc	9,381	313,044
GameStop Corp ‘A’ *	6,045	169,381
ITT Educational Services Inc *	1,642	199,372
Kohl’s Corp *	6,734	284,983
McDonald’s Corp	5,118	279,289
priceline.com Inc *	3,511	276,597

		3,083,121

Energy — 7.0%

Hess Corp	4,844	262,545
Range Resources Corp	5,555	228,644
Southwestern Energy Co *	16,659	494,606
XTO Energy Inc	5,441	166,603

		1,152,398

Financials — 7.5%

Fidelity National Financial Inc ‘A’	16,303	318,072
Morgan Stanley	10,145	231,002
Northern Trust Corp	5,093	304,663
The Goldman Sachs Group Inc	3,588	380,400

		1,234,137

Health Care — 14.2%

Abbott Laboratories	4,349	207,447
Baxter International Inc	4,116	210,822
C.R. Bard Inc	1,881	149,953
Celgene Corp *	4,559	202,420
Gilead Sciences Inc *	7,338	339,896
Illumina Inc *	7,033	261,909
Medco Health Solutions Inc *	6,887	284,709
Mylan Inc *	17,915	240,240
Myriad Genetics Inc *	4,338	197,249
St. Jude Medical Inc *	6,858	249,151

		2,343,796

Industrials — 6.7%

C.H. Robinson Worldwide Inc	4,386	200,045
First Solar Inc *	1,870	248,149
Fluor Corp	2,906	100,402
Goodrich Corp	4,387	166,223
Jacobs Engineering Group Inc *	5,996	231,805
Precision Castparts Corp	2,649	158,675

		1,105,299

Information Technology — 36.3%

Apple Inc *	7,663	805,535
Broadcom Corp ‘A’ *	15,168	303,057
Cisco Systems Inc *	17,926	300,619
Corning Inc	9,724	129,037
Google Inc ‘A’ *	1,575	548,194
Hewlett-Packard Co	6,438	206,402
Intel Corp	17,243	259,507
International Business Machines Corp	6,390	619,127
Juniper Networks Inc *	11,888	179,033
MasterCard Inc ‘A’	2,975	498,253
McAfee Inc *	8,101	271,383
Oracle Corp *	33,275	601,279
QUALCOMM Inc	17,396	676,878
Visa Inc ‘A’	10,851	603,316

		6,001,620

Materials — 7.8%

Freeport-McMoRan Copper & Gold Inc	6,420	244,666
Monsanto Co	7,136	593,002
Praxair Inc	3,811	256,442
The Mosaic Co	4,871	204,485

		1,298,595

Total Common Stocks (Cost $15,670,530)		16,218,966

TOTAL INVESTMENTS — 98.2% (Cost $15,670,530)		16,218,966

OTHER ASSETS & LIABILITIES, NET — 1.8%		295,625

NET ASSETS — 100.0%		$16,514,591

Note to Schedule of Investments
(a)	As of March 31, 2009, the Fund was diversified as a percentage of net assets as follows:

Information Technology	36.3%
Consumer Discretionary	18.7%
Health Care	14.2%
Materials	7.8%
Financials	7.5%
Energy	7.0%
Industrials	6.7%

98.2%
Other Assets & Liabilities, Net	1.8%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-48

PACIFIC LIFE FUNDS
PL INTERNATIONAL LARGE-CAP FUND
Schedule of Investments
March 31, 2009

	Shares	Value
COMMON STOCKS — 98.4%

Australia — 0.3%

QBE Insurance Group Ltd +	16,771	$224,983

Austria — 0.8%

Erste Bank Group AG +	32,196	545,329

Bermuda — 1.1%

Li & Fung Ltd +	299,200	701,417

Canada — 1.9%

Canadian National Railway Co	34,740	1,231,533

Czech Republic — 0.5%

Komercni Banka AS +	2,982	300,348

France — 18.6%

Air Liquide SA +	15,333	1,246,875
AXA SA +	89,830	1,078,182
GDF Suez SA +	44,452	1,524,467
Legrand SA +	49,010	851,485
LVMH Moet Hennessy Louis Vuitton SA +	36,370	2,282,282
Pernod-Ricard SA +	19,198	1,069,899
Schneider Electric SA +	28,812	1,916,192
Total SA +	28,660	1,417,223
Vivendi +	28,710	759,351

		12,145,956

Germany — 10.0%

Bayer AG +	29,160	1,393,166
Deutsche Boerse AG +	10,020	601,161
E.ON AG +	20,063	556,431
Linde AG +	30,480	2,069,537
Merck KGaA * +	14,780	1,305,912
SAP AG +	16,300	569,966

		6,496,173

Hong Kong — 0.6%

CNOOC Ltd +	399,000	400,939

India — 1.3%

Infosys Technologies Ltd ADR	32,460	864,410

Italy — 0.7%

Intesa Sanpaolo SPA +	167,131	459,692

Japan — 13.8%

Aeon Credit Service Co Ltd +	42,600	389,991
Canon Inc +	58,250	1,698,094
FANUC Ltd +	12,700	868,642
Hirose Electric Co Ltd +	5,000	483,666
HOYA Corp +	70,000	1,393,109
INPEX Corp +	194	1,373,887
Kao Corp +	70,000	1,365,868
Konica Minolta Holdings Inc +	25,000	217,915
Shin-Etsu Chemical Co Ltd +	18,100	889,259
Tokyo Electron Ltd +	7,600	284,648

		8,965,079

Mexico — 1.3%

America Movil SAB de CV ‘L’ ADR	17,250	467,130
Grupo Modelo SAB de CV ‘C’	125,600	380,391

		847,521

Netherlands — 6.9%

ASML Holding NV +	24,645	433,949
Heineken NV +	63,930	1,816,077
TNT NV +	64,330	1,102,643
Wolters Kluwer NV +	72,080	1,168,397

		4,521,066

Singapore — 1.2%

Singapore Telecommunications Ltd +	466,380	777,394

South Africa — 0.7%

MTN Group Ltd +	38,750	429,951

South Korea — 1.3%

Samsung Electronics Co Ltd +	2,015	832,512

Switzerland — 16.3%

Actelion Ltd * +	10,684	487,578
Compagnie Financiere Richemont SA ‘A’ +	36,293	566,662
Givaudan SA * +	2,170	1,123,176
Julius Baer Holding AG +	27,829	683,781
Nestle SA +	105,771	3,573,406
Roche Holding AG +	25,210	3,460,076
Sonova Holding AG +	7,663	462,501
Swiss Reinsurance Co +	13,975	228,330

		10,585,510

Taiwan — 1.3%

Taiwan Semiconductor Manufacturing Co Ltd ADR	94,824	848,675

United Kingdom — 17.4%

BHP Billiton PLC +	20,290	400,232
Burberry Group PLC +	89,690	361,744
Diageo PLC +	136,590	1,525,273
GlaxoSmithKline PLC +	38,980	607,099
HSBC Holdings PLC (LI) +	91,443	509,114
Ladbrokes PLC +	154,587	405,822
Reckitt Benckiser Group PLC +	65,944	2,474,188
Royal Dutch Shell PLC ‘A’ (LI) +	55,330	1,243,856
Smiths Group PLC +	66,999	642,485
Standard Chartered PLC +	65,487	813,177
Tesco PLC +	106,127	507,047
William Hill PLC +	286,480	698,478
WPP PLC +	206,316	1,160,276

		11,348,791

United States — 2.4%

Synthes Inc +	14,080	1,568,506

Total Common Stocks (Cost $90,038,269)		64,095,785

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-48

PACIFIC LIFE FUNDS
PL INTERNATIONAL LARGE-CAP FUND
Schedule of Investments (Continued)
March 31, 2009

	Shares	Value
SHORT-TERM INVESTMENT — 1.6%

Money Market Fund — 1.6%

BlackRock Liquidity Funds Institutional TempCash	1,052,857	$1,052,857

Total Short-Term Investment (Cost $1,052,857)		1,052,857

TOTAL INVESTMENTS — 100.0% (Cost $91,091,126)		65,148,642

OTHER ASSETS & LIABILITIES, NET — (0.0%)		(24,786)

NET ASSETS — 100.0%		$65,123,856

Notes to Schedule of Investments
(a)	As of March 31, 2009, the Fund was diversified as a percentage of net assets as follows:

Consumer Staples	19.5%
Health Care	14.3%
Consumer Discretionary	12.4%
Information Technology	11.7%
Industrials	10.1%
Financials	9.0%
Materials	8.8%
Energy	6.8%
Utilities	3.2%
Telecommunication Services	2.6%
Short-Term Investment	1.6%

100.0%
Other Assets & Liabilities, Net	(0.0%)

100.0%

(b)	As of March 31, 2009, the Fund was diversified by geographical region as a percentage of net assets as follows:

France	18.6%
United Kingdom	17.4%
Switzerland	16.3%
Japan	13.8%
Germany	10.0%
Netherlands	6.9%
United States	4.0%
Canada	1.9%
India	1.3%
Mexico	1.3%
South Korea	1.3%
Taiwan	1.3%
Singapore	1.2%
Bermuda	1.1%
Austria	0.8%
Italy	0.7%
South Africa	0.7%
Hong Kong	0.6%
Czech Republic	0.5%
Australia	0.3%

100.0%
Other Assets & Liabilities, Net	(0.0%)

100.0%

(c)	Securities with a total aggregate market value of $60,303,646 or 92.6% of the net assets were valued under the fair value procedures established by the Funds’ Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-48

PACIFIC LIFE FUNDS
PL SMALL-CAP VALUE FUND
Schedule of Investments
March 31, 2009

	Shares	Value
COMMON STOCKS — 95.8%

Consumer Discretionary — 4.7%

Callaway Golf Co	24,800	$178,064
Dover Downs Gaming & Entertainment Inc	6,000	18,420
Ethan Allen Interiors Inc	11,300	127,238
Hillenbrand Inc	7,600	121,676
International Speedway Corp ‘A’	9,200	202,952
Phillips-Van Heusen Corp	13,200	299,376
RadioShack Corp	11,700	100,269
Wolverine World Wide Inc	14,400	224,352

		1,272,347

Consumer Staples — 8.6%

Casey’s General Stores Inc	13,700	365,242
Corn Products International Inc	13,900	294,680
Del Monte Foods Co	33,600	244,944
PepsiAmericas Inc	16,400	282,900
Ruddick Corp	12,700	285,115
The J.M. Smucker Co	8,200	305,614
Universal Corp	8,100	242,352
WD-40 Co	6,200	149,668
Weis Markets Inc	4,700	145,888

		2,316,403

Energy — 11.1%

Berry Petroleum Co ‘A’	12,600	138,096
Buckeye Partners LP	5,200	185,432
CARBO Ceramics Inc	1,200	34,128
Cimarex Energy Co	11,900	218,722
El Paso Pipeline Partners LP	1,900	32,680
General Maritime Corp	13,410	93,870
Holly Corp	13,600	288,320
Linn Energy LLC	16,700	248,830
Lufkin Industries Inc	4,300	162,884
Magellan Midstream Partners LP	7,600	223,212
NuStar Energy LP	5,400	248,994
Penn Virginia Corp	11,000	120,780
St. Mary Land & Exploration Co	16,100	213,003
TC Pipelines LP	2,100	62,475
Teekay Corp	3,400	48,382
Tidewater Inc	7,400	274,762
Tsakos Energy Navigation Ltd (Bermuda)	8,500	119,765
Williams Partners LP	2,600	29,016
World Fuel Services Corp	8,000	253,040

		2,996,391

Financials — 15.9%

Advance America Cash Advance Centers Inc	27,500	46,475
American Equity Investment Life Holding Co	11,300	47,008
American Financial Group Inc	16,700	268,035
American Physicians Capital Inc	2,400	98,208
Bank of Hawaii Corp	8,200	270,436
BioMed Realty Trust Inc REIT	6,400	43,328
Cullen/Frost Bankers Inc	6,800	319,192
Delphi Financial Group Inc ‘A’	12,500	168,250
Equity One Inc REIT	15,200	185,288
Extra Space Storage Inc REIT	5,600	30,856
Federated Investors Inc ‘B’	12,900	287,154
Franklin Street Properties Corp REIT	12,100	148,830
Fulton Financial Corp	20,300	134,589
Healthcare Realty Trust Inc REIT	14,700	220,353
HRPT Properties Trust REIT	45,800	146,102
Infinity Property & Casualty Corp	6,000	203,580
International Bancshares Corp	10,000	78,000
National Penn Bancshares Inc	15,700	130,310
Nationwide Health Properties Inc REIT	11,100	246,309
PS Business Parks Inc REIT	2,400	88,440
RLI Corp	5,300	266,060
Sovran Self Storage Inc REIT	4,500	90,360
Susquehanna Bancshares Inc	10,900	101,697
UDR Inc REIT	21,516	185,253
Washington Federal Inc	17,900	237,891
Zenith National Insurance Corp	10,300	248,333

		4,290,337

Health Care — 6.8%

Hill-Rom Holdings Inc	7,800	77,142
Invacare Corp	9,700	155,491
Owens & Minor Inc	9,700	321,361
PerkinElmer Inc	20,650	263,700
STERIS Corp	1,700	39,576
Teleflex Inc	7,200	281,448
The Cooper Cos Inc	15,300	404,532
West Pharmaceutical Services Inc	8,900	292,009

		1,835,259

Industrials — 18.2%

Acuity Brands Inc	11,400	256,956
Applied Industrial Technologies Inc	10,900	183,883
Arkansas Best Corp	2,500	47,550
Barnes Group Inc	15,400	164,626
Belden Inc	13,400	167,634
Bucyrus International Inc	13,900	211,002
Crane Co	14,700	248,136
Curtiss-Wright Corp	9,500	266,475
Ennis Inc	19,000	168,340
Granite Construction Inc	7,900	296,092
Harsco Corp	11,800	261,606
KBR Inc	19,100	263,771
Kennametal Inc	17,100	277,191
Lennox International Inc	10,000	264,600
Lincoln Electric Holdings Inc	7,900	250,351
Mueller Industries Inc	9,400	203,886
Pacer International Inc	9,700	33,950
Quanex Building Products Corp	4,400	33,440
Regal-Beloit Corp	8,900	272,696
SkyWest Inc	15,300	190,332
Steelcase Inc ‘A’	24,100	120,741
The Brink’s Co	10,300	272,538
The Timken Co	5,300	73,988
Tomkins PLC ADR (United Kingdom)	4,300	29,455
Trinity Industries Inc	7,700	70,378
Triumph Group Inc	2,700	103,140
Valmont Industries Inc	3,800	190,798

		4,923,555

Information Technology — 2.8%

Diebold Inc	12,000	256,200
Himax Technologies Inc ADR (Cayman)	13,500	37,800
Imation Corp	9,300	71,145
Jabil Circuit Inc	35,700	198,492
MTS Systems Corp	3,300	75,075
Park Electrochemical Corp	7,000	120,960

		759,672

Materials — 15.4%

AMCOL International Corp	6,700	99,428
Bemis Co Inc	16,000	335,520
Carpenter Technology Corp	16,300	230,156
Cliffs Natural Resources Inc	12,800	232,448
Commercial Metals Co	32,000	369,600
Compass Minerals International Inc	1,500	84,555
Cytec Industries Inc	3,600	54,072
IAMGOLD Corp (Canada)	44,700	382,185
Innophos Holdings Inc	3,700	41,736
Methanex Corp (Canada)	15,100	117,931

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-48

PACIFIC LIFE FUNDS
PL SMALL-CAP VALUE FUND
Schedule of Investments (Continued)
March 31, 2009

	Shares	Value
Olin Corp	22,600	$322,502
Royal Gold Inc	8,800	411,488
RPM International Inc	22,400	285,152
Sensient Technologies Corp	11,400	267,900
Sonoco Products Co	12,800	268,544
Terra Industries Inc	12,900	362,361
The Lubrizol Corp	8,800	299,288

		4,164,866

Utilities — 12.3%

AGL Resources Inc	10,900	289,177
Atmos Energy Corp	12,900	298,248
Cleco Corp	13,200	286,308
Energen Corp	10,300	300,039
National Fuel Gas Co	9,600	294,432
OGE Energy Corp	12,000	285,840
Southwest Gas Corp	10,900	229,663
Suburban Propane Partners LP	4,300	157,208
UGI Corp	12,900	304,569
Vectren Corp	13,400	282,606
Westar Energy Inc	15,700	275,221
WGL Holdings Inc	9,900	324,720

		3,328,031

Total Common Stocks (Cost $37,947,363)		25,886,861

SHORT-TERM INVESTMENTS — 4.7%

Money Market Funds — 4.7%

BlackRock Liquidity Funds Institutional TempCash	632,762	632,762
BlackRock Liquidity Funds Institutional TempFund	632,762	632,762

Total Short-Term Investments (Cost $1,265,524)		1,265,524

TOTAL INVESTMENTS — 100.5% (Cost $39,212,887)		27,152,385

OTHER ASSETS & LIABILITIES, NET — (0.5%)		(134,491)

NET ASSETS — 100.0%		$27,017,894

Note to Schedule of Investments
(a)	As of March 31, 2009, the Fund was diversified as a percentage of net assets as follows:

Industrials	18.2%
Financials	15.9%
Materials	15.4%
Utilities	12.3%
Energy	11.1%
Consumer Staples	8.6%
Health Care	6.8%
Consumer Discretionary	4.7%
Short-Term Investments	4.7%
Information Technology	2.8%

100.5%
Other Assets & Liabilities, Net	(0.5%)

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-48

PACIFIC LIFE FUNDS
PL MAIN STREET® CORE FUND
Summary Schedule of Investments
March 31, 2009

	Shares	Value
COMMON STOCKS — 98.8%

Consumer Discretionary — 8.7%

The Walt Disney Co	23,060	$418,770
Time Warner Inc	34,160	659,288
Other Securities		6,375,025

		7,453,083

Consumer Staples — 5.9%

PepsiCo Inc	9,010	463,835
Philip Morris International Inc	16,580	589,916
Safeway Inc	27,380	552,802
The Coca-Cola Co	14,890	654,415
The Procter & Gamble Co	24,500	1,153,705
Wal-Mart Stores Inc	15,790	822,659
Other Securities		830,558

		5,067,890

Energy — 20.0%

Anadarko Petroleum Corp	21,900	851,691
Apache Corp	13,290	851,756
Chevron Corp	31,720	2,132,853
ConocoPhillips	33,005	1,292,476
Exxon Mobil Corp	58,140	3,959,334
Hess Corp	8,900	482,380
Marathon Oil Corp	22,840	600,464
Murphy Oil Corp	10,920	488,888
Noble Corp (Switzerland)	17,720	426,875
Occidental Petroleum Corp	23,470	1,306,106
Valero Energy Corp	32,690	585,151
Other Securities		4,066,767

		17,044,741

Financials — 7.1%

JPMorgan Chase & Co	23,160	615,593
The Goldman Sachs Group Inc	3,780	400,756
Other Securities		5,010,693

		6,027,042

Health Care — 10.4%

Aetna Inc	29,880	726,980
Amgen Inc *	10,170	503,618
Eli Lilly & Co	12,240	408,938
Johnson & Johnson	28,790	1,514,354
Merck & Co Inc	20,140	538,745
Pfizer Inc	93,490	1,273,334
WellPoint Inc *	21,020	798,129
Other Securities		3,096,308

		8,860,406

Industrials — 12.8%

Caterpillar Inc	14,810	414,088
General Dynamics Corp	10,890	452,915
General Electric Co	105,400	1,065,594
Northrop Grumman Corp	17,140	747,990
Parker-Hannifin Corp	11,690	397,226
Other Securities		7,851,804

		10,929,617

Information Technology — 24.6%

Apple Inc *	5,970	627,566
Applied Materials Inc	56,490	607,267
Cisco Systems Inc *	101,820	1,707,521
Hewlett-Packard Co	47,270	1,515,476
Intel Corp	110,120	1,657,306
International Business Machines Corp	17,770	1,721,735
Microsoft Corp	113,190	2,079,300
Oracle Corp *	54,149	978,472
QUALCOMM Inc	10,990	427,621
Symantec Corp *	51,100	763,434
Texas Instruments Inc	58,950	973,265
Other Securities		7,899,957

		20,958,920

Materials — 5.2%

Freeport-McMoRan Copper & Gold Inc	17,810	678,739
Nucor Corp	13,290	507,279
Southern Copper Corp	41,380	720,840
The Mosaic Co	12,420	521,392
Other Securities		2,029,358

		4,457,608

Telecommunication Services — 3.6%

AT&T Inc	58,913	1,484,608
Verizon Communications Inc	27,390	827,178
Other Securities		756,525

		3,068,311

Utilities — 0.5%

Other Securities		396,672

		396,672

Total Common Stocks (Cost $118,857,241)		84,264,290

TOTAL INVESTMENTS — 98.8% (Cost $118,857,241)		84,264,290

OTHER ASSETS & LIABILITIES, NET — 1.2%		996,780

NET ASSETS — 100.0%		$85,261,070

Notes to Schedule of Investments
(a)	As of March 31, 2009, the Fund was diversified as a percentage of net assets as follows:

Information Technology	24.6%
Energy	20.0%
Industrials	12.8%
Health Care	10.4%
Consumer Discretionary	8.7%
Financials	7.1%
Consumer Staples	5.9%
Materials	5.2%
Telecommunication Services	3.6%
Utilities	0.5%

98.8%
Other Assets & Liabilities, Net	1.2%

100.0%

(b)	A security, listed under other securities with a total aggregate market value of $8 or less than 0.1% of the net assets was valued under the fair value procedures established by the Funds’ Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

(c)	Less than 0.1% of the Fund’s net assets were reported illiquid by the portfolio manager under the Funds’ policy.

(d)	Other Securities represent securities not identified as a top-fifty holding in terms of market value, and not exceeding one percent of the Fund’s net assets as of March 31, 2009.

(e)	A Summary Schedule of Investments is presented for this Fund. For information on availability of a complete Schedule of Investments, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-48

PACIFIC LIFE FUNDS
PL EMERGING MARKETS FUND
Schedule of Investments
March 31, 2009

	Shares	Value
PREFERRED STOCKS — 7.3%

Brazil — 7.3%

All America Latina Logistica SA	37,000	$157,107
Cia de Bebidas das Americas ADR	5,100	243,525
Cia Vale do Rio Doce ADR	35,400	399,312
Lojas Americanas SA	187,940	529,853
Net Servicos de Comunicacao SA *	36,410	264,468
Petroleo Brasileiro SA ADR	26,500	649,250

		2,243,515

Total Preferred Stocks (Cost $3,167,210)		2,243,515

COMMON STOCKS — 89.6%

Argentina — 0.0%

IRSA Inversiones y Representaciones SA GDR *	2,200	8,668

Bermuda — 1.0%

Credicorp Ltd	4,300	201,412
Shangri-La Asia Ltd +	94,000	106,754
Varitronix International Ltd +	46,000	10,329

		318,495

Brazil — 6.0%

B2W Cia Global do Varejo	13,000	119,478
BM&F BOVESPA SA	169,216	514,268
Cyrela Brazil Realty SA Empreendimentos e Participacoes	23,000	91,316
Diagnosticos da America SA *	5,800	62,057
Embraer-Empresa Brasileira de Aeronautica SA ADR	21,900	290,613
Itau Unibanco Banco Multiplo SA ADR	8,700	94,656
Natura Cosmeticos SA	53,800	527,158
Petroleo Brasileiro SA ADR	5,200	158,444

		1,857,990

Cayman — 3.2%

Baidu Inc ADR *	200	35,320
SINA Corp *	24,600	571,950
Tencent Holdings Ltd +	51,400	380,339

		987,609

Chile — 3.0%

Banco Santander Chile SA	7,543,900	249,802
Cencosud SA	357,999	595,795
SACI Falabella SA *	17,700	55,027
Sociedad Quimica y Minera de Chile SA ADR	1,100	29,216

		929,840

China — 1.7%

China Shenhua Energy Co Ltd ‘H’ +	129,000	291,059
Shanghai Zhenhua Port Machinery Co Ltd ‘B’ +	149,100	139,064
Travelsky Technology Ltd ‘H’ +	212,000	97,744

		527,867

Colombia — 0.5%

BanColombia SA ADR	7,100	138,237

Denmark — 0.9%

Carlsberg AS ‘B’ +	7,000	287,445

Egypt — 4.1%

Commercial International Bank +	51,733	294,993
Commercial International Bank GDR ~	3,450	19,693
Eastern Tobacco Co SAE	2,209	56,968
Medinet Nasr Housing & Development + à	1	2
Orascom Construction Industries +	4,300	102,861
Orascom Telecom Holding SAE +	170,669	783,944

		1,258,461

Hong Kong — 10.2%

China Resources Enterprise Ltd +	285,000	442,068
China Unicom Ltd +	820,000	855,696
CNOOC Ltd +	406,000	407,973
Hang Lung Properties Ltd +	154,000	362,294
Hong Kong Exchanges & Clearing Ltd +	76,000	717,247
Television Broadcasts Ltd +	109,000	348,644

		3,133,922

India — 13.6%

ABB Ltd/India +	6,700	56,373
Divi’s Laboratories Ltd +	10,102	188,393
HDFC Bank Ltd ADR	12,900	785,997
Hindustan Unilever Ltd +	15,441	72,242
Housing Development Finance Corp +	19,700	549,737
Infosys Technologies Ltd +	69,400	1,819,450
Infosys Technologies Ltd ADR	1,900	50,597
ITC Ltd +	40,300	147,095
Tata Consultancy Services Ltd +	23,018	245,032
Zee Entertainment Enterprises Ltd +	134,100	281,822

		4,196,738

Indonesia — 3.8%

P.T. Astra International Tbk +	159,400	197,312
P.T. Bank Central Asia Tbk +	698,500	187,205
P.T. Gudang Garam Tbk +	193,500	99,269
P.T. Telekomunikasi Indonesia Tbk +	1,023,900	668,228
P.T. Unilever Indonesia Tbk +	44,000	30,355

		1,182,369

Luxembourg — 1.6%

Oriflame Cosmetics SA SDR +	6,000	187,331
Tenaris SA ADR	15,400	310,618

		497,949

Mexico — 6.4%

America Movil SAB de CV ‘L’ ADR	11,700	316,836
Corporacion GEO SAB de CV ‘B’ *	48,400	48,861
Corporacion Interamericana de Entretenimiento SAB de CV ‘B’ * Ď	31,800	19,082
Fomento Economico Mexicano SAB de CV	169,300	429,794
Fomento Economico Mexicano SAB de CV ADR	4,350	109,663
Grupo Televisa SA ADR	40,600	553,784
SARE Holding SAB de CV ‘B’ *	248,118	31,179
Wal-Mart de Mexico SAB de CV ‘V’	194,836	455,007

		1,964,206

Norway — 0.5%

Det Norske Oljeselskap International ASA * +	178,268	155,747

Philippines — 2.0%

Jollibee Foods Corp +	190,000	171,186
SM Prime Holdings Inc +	2,909,059	439,928

		611,114

Portugal — 0.5%

Jeronimo Martins Sociedade Gestora de Participacoes Sociais SA +	33,300	163,943

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-48

PACIFIC LIFE FUNDS
PL EMERGING MARKETS FUND
Schedule of Investments (Continued)
March 31, 2009

	Shares	Value
Russia — 4.4%

Gazprom OAO ADR +	30,300	$448,981
Magnit OAO * +	25,800	592,666
MMC Norilsk Nickel JSC ADR	11,200	68,320
NovaTek OAO GDR ~	10,600	245,750

		1,355,717

South Africa — 4.5%

Adcock Ingram Holdings Ltd * +	8,971	34,050
Anglo Platinum Ltd +	6,400	321,815
Impala Platinum Holdings Ltd +	18,200	304,583
JSE Ltd +	4,600	21,622
MTN Group Ltd +	10,900	120,941
Standard Bank Group Ltd +	45,534	382,118
Tiger Brands Ltd +	13,571	193,607

		1,378,736

South Korea — 5.9%

Amorepacific Corp + à	—	3
GS Engineering & Construction Corp +	1,652	73,929
Hyundai Development Co +	3,968	97,575
Hyundai Engineering & Construction Co Ltd +	6,786	292,515
Mirae Asset Securities Co Ltd + *	5,356	278,169
NHN Corp * +	5,183	571,096
Shinsegae Co Ltd +	1,586	498,117

		1,811,404

Taiwan — 7.7%

Epistar Corp +	132,000	198,776
HTC Corp +	8,000	98,504
MediaTek Inc +	96,391	907,393
President Chain Store Corp +	68,000	156,158
Synnex Technology International Corp +	37,569	47,577
Taiwan Semiconductor Manufacturing Co Ltd +	594,000	894,476
Yuanta Financial Holding Co Ltd +	157,000	71,892

		2,374,776

Thailand — 0.1%

Kiatnakin Bank PCL	96,200	26,040

Turkey — 5.9%

Aksigorta AS +	41,400	64,749
Anadolu Efes Biracilik Ve Malt Sanayii AS +	27,965	172,493
BIM Birlesik Magazalar AS +	7,900	167,573
Enka Insaat ve Sanayi AS +	91,067	322,682
Ford Otomotiv Sanayi AS +	19,247	52,595
Haci Omer Sabanci Holding AS +	98,050	167,828
Turkcell Iletisim Hizmetleri AS +	129,600	634,852
Yapi ve Kredi Bankasi AS * +	226,312	232,645

		1,815,417

United Kingdom — 2.1%

SABMiller PLC +	42,790	636,228

Total Common Stocks (Cost $34,784,227)		27,618,918

SHORT-TERM INVESTMENTS — 2.1%

Money Market Funds — 2.1%

BlackRock Liquidity Funds Institutional TempCash	319,013	319,013
BlackRock Liquidity Funds Institutional TempFund	319,013	319,013

Total Short-Term Investments (Cost $638,026)		638,026

TOTAL INVESTMENTS — 99.0% (Cost $38,589,463)		30,500,459

OTHER ASSETS & LIABILITIES, NET — 1.0%		319,820

NET ASSETS — 100.0%		$30,820,279

Notes to Schedule of Investments
(a)	As of March 31, 2009, the Fund was diversified as a percentage of net assets as follows:

Information Technology	19.2%
Consumer Staples	18.9%
Financials	18.8%
Telecommunication Services	11.0%
Consumer Discretionary	10.8%
Energy	8.7%
Industrials	5.0%
Materials	3.6%
Short-Term Investments	2.1%
Health Care	0.9%

99.0%
Other Assets & Liabilities, Net	1.0%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-48

PACIFIC LIFE FUNDS
PL EMERGING MARKETS FUND
Schedule of Investments (Continued)
March 31, 2009
(b)	As of March 31, 2009, the Fund was diversified by geographical region as a percentage of net assets as follows:

India	13.6%
Brazil	13.3%
Hong Kong	10.2%
Taiwan	7.7%
Mexico	6.4%
South Korea	5.9%
Turkey	5.9%
South Africa	4.5%
Russia	4.4%
Egypt	4.1%
Indonesia	3.8%
Cayman	3.2%
Chile	3.0%
United Kingdom	2.1%
United States	2.1%
Philippines	2.0%
China	1.7%
Luxembourg	1.6%
Bermuda	1.0%
Denmark	0.9%
Colombia	0.5%
Norway	0.5%
Portugal	0.5%
Thailand	0.1%

99.0%
Other Assets & Liabilities, Net	1.0%

100.0%

(c)	Securities with a total aggregate market value of $20,347,312 or 66.0% of the net assets, were valued under the fair value procedures established by the Funds’ Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

(d)	Less than 0.1% of the Fund’s net assets were reported illiquid by the portfolio manager under the Funds’ policy.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-48

PACIFIC LIFE FUNDS
PL MANAGED BOND FUND
Schedule of Investments
March 31, 2009

	Shares	Value
PREFERRED STOCKS — 0.0%

Financials — 0.0%

Fannie Mae	8,000	$5,680

Total Preferred Stocks (Cost $200,000)		5,680

CONVERTIBLE PREFERRED STOCKS — 1.3%

Financials — 1.3%

American International Group Inc 8.500%	8,300	44,820
Bank of America Corp 7.250%	700	297,150
Lehman Brothers Holdings Inc 8.750% Ω	1,500	1,575
Wells Fargo & Co 7.500%	3,000	1,436,970

		1,780,515

Total Convertible Preferred Stocks (Cost $4,177,135)		1,780,515

	Principal
	Amount
CORPORATE BONDS & NOTES — 27.1%

Consumer Discretionary — 0.0%

General Motors Corp
8.375% due 07/05/33	EUR 200,000	50,487

Consumer Staples — 0.9%

Kraft Foods Inc
6.125% due 02/01/18	$700,000	703,241
6.875% due 02/01/38	100,000	98,630
Reynolds American Inc
7.625% due 06/01/16	100,000	88,661
Wal-Mart Stores Inc
5.800% due 02/15/18	200,000	219,185
6.500% due 08/15/37	100,000	104,454

		1,214,171

Energy — 1.5%

Colorado Interstate Gas Co
6.800% due 11/15/15	200,000	188,508
Enterprise Products Operating LLC
4.625% due 10/15/09	100,000	99,423
Gaz Capital SA (Russia)
8.146% due 04/11/18 ~	500,000	412,500
NGPL PipeCo LLC
7.119% due 12/15/17 ~	500,000	459,258
7.768% due 12/15/37 ~	200,000	175,099
The Williams Cos Inc
6.375% due 10/01/10 ~	100,000	98,438
The Williams Cos Inc Credit Linked Certificate Trust
6.750% due 04/15/09 ~	600,000	598,509

		2,031,735

Financials — 22.1%

American Express Bank FSB
0.584% due 06/12/09 §	600,000	592,884
5.500% due 04/16/13	600,000	518,125
6.000% due 09/13/17	1,200,000	1,012,266

American Express Centurion Bank
6.000% due 09/13/17	1,200,000	1,012,266
American International Group Inc
5.850% due 01/16/18	800,000	313,766
ANZ National International Ltd (New Zealand)
6.200% due 07/19/13 ~	300,000	289,665
Bank of America Corp
4.875% due 01/15/13	100,000	89,634
5.650% due 05/01/18	700,000	585,368
8.000% § ±	1,400,000	561,372
8.125% § ±	1,600,000	658,144
Barclays Bank PLC (United Kingdom)
5.450% due 09/12/12	1,000,000	1,016,302
6.050% due 12/04/17 ~	2,700,000	2,127,986
7.700% ~ § ±	900,000	395,999
CIT Group Inc
1.399% due 04/27/11 §	500,000	335,731
Citigroup Capital XXI
8.300% due 12/21/77 §	2,000,000	965,156
Citigroup Inc
5.500% due 04/11/13	700,000	615,749
5.625% due 08/27/12	50,000	36,451
5.875% due 05/29/37	200,000	154,223
Deutsche Bank AG (Germany)
6.000% due 09/01/17	900,000	871,590
Ford Motor Credit Co LLC
7.250% due 10/25/11	100,000	71,246
7.800% due 06/01/12	300,000	203,463
9.750% due 09/15/10	100,000	82,290
General Electric Capital Corp
1.308% due 08/15/11 §	400,000	342,298
5.875% due 01/14/38	900,000	645,411
6.875% due 01/10/39	200,000	163,751
General Motors Acceptance Corp LLC
6.625% due 05/15/12	300,000	165,741
7.000% due 02/01/12	600,000	342,809
HCP Inc
5.950% due 09/15/11	900,000	771,795
JPMorgan Chase & Co
7.900% § ±	300,000	193,185
KeyBank NA
7.000% due 02/01/11	400,000	397,180
Keycorp
2.088% due 11/22/10 §	EUR 500,000	584,187
Lehman Brothers Holdings Inc
2.851% due 12/23/08 Ω	$500,000	62,500
5.625% due 01/24/13 Ω	1,200,000	150,000
6.750% due 12/28/17 Ω	500,000	50
6.875% due 05/02/18 Ω	100,000	12,500
Merrill Lynch & Co Inc
1.328% due 08/14/09 §	400,000	391,420
1.501% due 06/05/12 §	600,000	466,255
2.239% due 02/08/10 §	EUR 100,000	125,071
6.875% due 04/25/18	$900,000	705,420
Metropolitan Life Global Funding I
5.125% due 04/10/13 ~	300,000	274,326
Morgan Stanley
0.540% due 04/19/12 §	100,000	79,765
5.950% due 12/28/17	1,900,000	1,729,954
Nykredit Realkredit AS (Denmark)
5.000% due 10/01/38 §	DKK 1,673,044	279,530
Principal Life Income Funding Trusts
5.300% due 04/24/13	$100,000	91,983
Realkredit Danmark AS (Denmark)
5.000% due 01/01/38 §	DKK 2,388,305	395,967
5.000% due 10/01/38 §	868,001	146,232
Regions Bank/Birmingham AL
7.500% due 05/15/18 ~	$400,000	357,648
Regions Financial Corp
1.396% due 06/26/12 §	900,000	735,745

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-48

PACIFIC LIFE FUNDS
PL MANAGED BOND FUND
Schedule of Investments (Continued)
March 31, 2009

	Principal
	Amount	Value
Santander Perpetual SA Unipersonal (Spain)
6.671% ~ § ±	$200,000	$110,149
Santander US Debt SA Unipersonal (Spain)
1.331% due 11/20/09 ~ §	500,000	494,875
SLM Corp
1.389% due 10/25/11 §	900,000	518,628
The Bear Stearns Cos Inc
1.446% due 11/28/11 §	2,500,000	2,402,595
6.400% due 10/02/17	400,000	390,176
The Goldman Sachs Group Inc
1.416% due 02/06/12 §	200,000	172,991
6.250% due 09/01/17	1,100,000	1,021,616
6.750% due 10/01/37	1,200,000	814,370
The Royal Bank of Scotland Group PLC (United Kingdom)
7.640% § ±	500,000	112,589
TransCapitalInvest Ltd for OJSC AK Transneft (Ireland)
8.700% due 08/07/18 ~	100,000	87,131
UBS AG (Switzerland)
5.875% due 12/20/17	700,000	603,439
Wachovia Corp
1.224% due 10/15/11 §	600,000	532,291
1.360% due 08/01/13 §	300,000	221,027
Wells Fargo Co
7.980% § ±	1,700,000	799,961

		30,402,237

Health Care — 0.6%

Roche Holdings Inc
7.000% due 03/01/39 ~	400,000	420,451
UnitedHealth Group Inc
6.000% due 02/15/18	400,000	385,212
6.875% due 02/15/38	100,000	89,067

		894,730

Materials — 0.4%

C10 Capital SPV Ltd (United Kingdom)
6.722% § ±	300,000	105,209
Codelco Inc (Chile)
6.150% due 10/24/36 ~	200,000	186,313
Vale Overseas Ltd (Cayman)
6.250% due 01/23/17	200,000	198,157

		489,679

Telecommunication Services — 1.2%

AT&T Inc
6.300% due 01/15/38	200,000	176,444
SBC Communications Inc
4.125% due 09/15/09	100,000	100,933
Verizon Wireless Capital LLC
5.250% due 02/01/12 ~	1,300,000	1,318,295

		1,595,672

Utilities — 0.4%

Electricite de France (France)
5.500% due 01/26/14 ~	200,000	212,628
6.500% due 01/26/19 ~	200,000	206,446
6.950% due 01/26/39 ~	200,000	199,174

		618,248

Total Corporate Bonds & Notes (Cost $47,307,669)		37,296,959

SENIOR LOAN NOTES — 0.1%

Health Care — 0.1%

HCA Inc Term B
3.470% due 11/18/13 §	55,890	47,529

Total Senior Loan Notes (Cost $54,547)		47,529

MORTGAGE-BACKED SECURITIES — 111.5%

Collateralized Mortgage Obligations — 18.4%

Adjustable Rate Mortgage Trust
4.581% due 05/25/35 “ §	90,389	71,774
Banc of America Funding Corp
3.986% due 05/25/35 “ §	239,711	171,521
Banc of America Mortgage Securities Inc
3.994% due 07/25/33 “ §	152,047	126,231
5.000% due 05/25/34 “	88,526	79,464
Bear Stearns Adjustable Rate Mortgage Trust
2.472% due 03/25/35 “ §	323,679	223,936
4.528% due 08/25/33 “ §	370,882	288,146
4.550% due 08/25/35 “ §	112,917	79,065
4.625% due 10/25/35 “ §	617,884	374,719
4.750% due 10/25/35 “ §	119,705	112,902
Bear Stearns Alt-A Trust
5.363% due 05/25/35 “ §	81,717	44,107
5.491% due 09/25/35 “ §	96,976	47,992
5.716% due 11/25/36 “ §	128,049	59,236
Bear Stearns Commercial Mortgage Securities
5.471% due 01/12/45 “ §	100,000	74,880
5.700% due 06/11/50 “	200,000	152,335
Chevy Chase Mortgage Funding Corp
0.772% due 08/25/35 ~ “ §	108,120	70,302
Citigroup Mortgage Loan Trust Inc
4.248% due 08/25/35 “ §	131,051	83,990
4.700% due 12/25/35 “ §	210,774	158,243
Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/46 “	200,000	140,451
Countrywide Alternative Loan Trust
5.345% due 06/25/37 “ §	487,455	217,412
Countrywide Home Loan Mortgage Pass-Through Trust
0.842% due 03/25/35 “ §	45,031	18,927
0.862% due 06/25/35 ~ “ §	243,739	143,759
Credit Suisse Mortgage Capital Certificates
5.467% due 09/15/39 “	900,000	597,993
5.847% due 03/15/39 “ §	100,000	81,608
CS First Boston Mortgage Securities Corp
1.056% due 03/25/32 ~ “ §	10,777	8,178
6.000% due 11/25/35 “	161,040	134,996
Downey Saving and Loan Association Mortgage Loan Trust
0.736% due 04/19/48 “ §	714,357	115,766
Fannie Mae
0.722% due 10/27/37 “ §	3,400,000	3,062,125
1.625% due 11/25/23 “ §	511,313	510,605
4.250% due 07/25/17 “	286,126	294,266
4.500% due 04/25/17 — 10/25/17 “	541,713	554,546
5.000% due 01/25/17 — 07/25/19 “	231,147	235,403
5.500% due 09/25/24 “	322,984	326,234
6.000% due 03/25/31 “	1,700,016	1,755,204
Freddie Mac
0.786% due 02/15/19 “ §	1,744,827	1,689,243
2.833% due 10/25/44 “ §	70,857	69,055
3.033% due 07/25/44 “ §	383,430	375,834
4.000% due 06/15/22 — 10/15/23 “	263,221	263,617
4.500% due 06/15/17 — 10/15/19 “	638,381	652,349
5.000% due 09/15/16 — 04/15/30 “	5,340,881	5,465,085

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-48

PACIFIC LIFE FUNDS
PL MANAGED BOND FUND
Schedule of Investments (Continued)
March 31, 2009

	Principal
	Amount	Value
5.500% due 03/15/17 “	$59,343	$61,107
8.000% due 04/15/30 “	487,742	518,180
GMAC Mortgage Corp Loan Trust
5.500% due 09/25/34 “	75,956	72,326
Greenwich Capital Commercial Funding Corp
5.444% due 03/10/39 “	400,000	289,484
Harborview Mortgage Loan Trust
0.646% due 01/19/38 “ §	109,118	98,312
0.726% due 12/19/36 “ §	976,780	343,214
0.746% due 01/19/38 “ §	292,787	104,180
0.776% due 05/19/35 “ §	48,625	17,935
JPMorgan Mortgage Trust
5.016% due 02/25/35 “ §	117,131	93,067
LB-UBS Commercial Mortgage Trust
5.866% due 09/15/45 “ §	600,000	422,337
Lehman Brothers Floating Rate Commercial Mortgage Trust
0.636% due 09/15/21 ~ “ §	44,034	32,681
Lehman XS Trust
0.602% due 07/25/46 “ §	1,235	1,223
Mellon Residential Funding Corp
1.036% due 06/15/30 “ §	19,666	16,390
Merrill Lynch Floating Trust
0.923% due 07/09/21 ~ “ §	500,000	354,363
Merrill Lynch Mortgage Investors Inc
0.732% due 02/25/36 “ §	59,846	33,207
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/49 “	500,000	321,433
MLCC Mortgage Investors Inc
1.316% due 03/15/25 “ §	21,428	12,184
Morgan Stanley Capital I
5.731% due 07/12/44 “ §	1,700,000	1,320,884
Residential Accredit Loans Inc
0.702% due 06/25/46 “ §	144,102	55,262
6.000% due 06/25/36 “	469,297	202,017
Residential Asset Securitization Trust
0.922% due 05/25/33 “ §	38,752	32,968
Structured Asset Mortgage Investments Inc
0.742% due 05/25/36 “ §	293,884	103,558
Structured Asset Securities Corp
4.688% due 10/25/35 ~ “ §	151,738	89,871
5.000% due 12/25/34 “	66,011	62,344
5.004% due 08/25/32 “ §	31,547	26,214
Wachovia Bank Commercial Mortgage Trust
0.646% due 09/15/21 ~ “ §	398,933	275,189
5.342% due 12/15/43 “	600,000	376,460
Washington Mutual Mortgage Pass-Through Certificates
0.832% due 01/25/45 “ §	42,602	17,126
0.842% due 01/25/45 “ §	40,971	18,266
1.062% due 12/25/27 “ §	111,957	79,151
3.033% due 08/25/42 “ §	7,755	5,241
3.705% due 02/27/34 “ §	14,454	11,555
3.955% due 09/25/46 “ §	135,914	51,705
Wells Fargo Mortgage-Backed Securities Trust
4.108% due 12/25/34 “ §	240,846	184,237
4.208% due 07/25/35 “ §	349,538	286,103
4.500% due 11/25/18 “	189,372	183,752
5.242% due 04/25/36 “ §	369,384	222,555
5.508% due 08/25/36 “ §	95,871	66,332

		25,393,912

Fannie Mae — 79.4%

3.022% due 10/01/44 “ §	68,139	67,064
4.347% due 11/01/34 “ §	297,919	294,364
4.710% due 09/01/35 “ §	319,692	323,990
5.000% due 08/01/20 - 04/01/36 “	4,592,858	4,757,855
5.084% due 11/01/32 “ §	398,438	408,817
5.121% due 12/01/36 “ §	31,285	31,758
5.473% due 06/01/37 “ §	2,045,399	2,112,969
5.500% due 12/01/14 - 04/15/39 “	67,627,374	70,273,899
5.507% due 12/01/35 “ §	169,626	174,620
6.000% due 09/01/22 - 04/15/38 “	29,509,516	30,834,038
6.500% due 03/01/17 “	87,830	92,119

		109,371,493

Freddie Mac — 10.2%

4.329% due 11/01/31 “ §	10,210	10,282
4.695% due 06/01/35 “ §	677,723	684,369
4.735% due 09/01/35 “ §	308,751	316,905
5.300% due 09/01/35 “ §	291,899	298,861
5.353% due 04/01/32 “ §	32,164	32,652
5.500% due 03/01/23 - 04/15/38 “	11,948,075	12,399,435
6.000% due 12/01/22 - 03/01/23 “	244,189	257,184

		13,999,688

Government National Mortgage Association — 3.5%

6.500% due 11/15/36 - 10/15/38 “	4,608,058	4,841,037

Total Mortgage-Backed Securities (Cost $155,747,812)		153,606,130

ASSET-BACKED SECURITIES — 2.5%

Argent Securities Inc
0.572% due 10/25/36 “ §	62,595	60,188
Asset Backed Funding Certificates
0.582% due 10/25/36 “ §	28,470	27,592
0.872% due 06/25/34 “ §	138,554	69,177
Bear Stearns Asset Backed Securities Trust
5.029% due 10/25/36 “ §	236,372	180,687
Carrington Mortgage Loan Trust
0.682% due 01/25/36 “ §	216,665	201,341
Citibank Omni Master Trust
1.623% due 12/23/13 ~ “ §	1,700,000	1,541,009
JPMorgan Mortgage Acquisition Corp
0.572% due 07/25/36 “ §	79,672	73,599
Lehman XS Trust
0.642% due 11/25/36 “ §	58,039	55,901
Long Beach Mortgage Loan Trust
0.802% due 10/25/34 “ §	18,554	7,600
Park Place Securities Inc
0.782% due 09/25/35 “ §	138,718	89,130
Residential Asset Securities Corp
0.592% due 11/25/36 “ §	54,692	53,064
Saxon Asset Securities Trust
0.582% due 10/25/46 “ §	47,259	45,406
SBI Heloc Trust
0.692% due 08/25/36 ~ “ §	107,764	98,761
Securitized Asset-Backed Receivables LLC Trust
0.572% due 09/25/36 “ §	64,038	56,129
0.652% due 05/25/37 “ §	329,872	217,598
SLC Student Loan Trust
1.214% due 02/15/15 “ §	183,312	182,727
SLM Student Loan Trust
1.159% due 10/25/16 “ §	278,528	277,588
Small Business Administration
4.754% due 08/10/14 “	91,153	94,248
Soundview Home Equity Loan Trust
0.622% due 10/25/36 “ §	3,088	3,053
Structured Asset Securities Corp
0.572% due 10/25/36 “ §	100,781	88,257
Wells Fargo Home Equity Trust
0.572% due 01/25/37 “ §	43,778	42,679

Total Asset-Backed Securities (Cost $3,980,609)		3,465,734

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-48

PACIFIC LIFE FUNDS
PL MANAGED BOND FUND
Schedule of Investments (Continued)
March 31, 2009

	Principal
	Amount	Value
U.S. GOVERNMENT AGENCY ISSUES — 0.2%

Freddie Mac
4.875% due 06/13/18	$100,000	$111,187
5.000% due 12/14/18	200,000	193,628

Total U.S. Government Agency Issues (Cost $302,736)		304,815

U.S. TREASURY OBLIGATIONS — 2.0%

U.S. Treasury Bonds — 0.7%

3.500% due 02/15/39	900,000	892,128

U.S. Treasury Inflation Protected Securities — 1.3%

1.750% due 01/15/28 ^	302,457	290,450
2.625% due 07/15/17 ^	1,426,054	1,553,954

		1,844,404

Total U.S. Treasury Obligations (Cost $2,543,668)		2,736,532

FOREIGN GOVERNMENT BONDS & NOTES — 0.7%

Export-Import Bank of Korea (South Korea)
1.645% due 10/04/11 ~ §	800,000	802,276
Republic of Panama (Panama)
9.375% due 04/01/29	40,000	44,100
United Mexican States (Mexico)
5.950% due 03/19/19	100,000	98,000

Total Foreign Government Bonds & Notes (Cost $948,019)		944,376

MUNICIPAL BONDS — 3.5%

Austin Texas Water & Wastewater System Revenue ‘A’
5.000% due 11/15/29	200,000	200,474
Buckeye Tobacco Settlement Financing Authority OH ‘A2’
5.875% due 06/01/47	1,100,000	604,329
California Educational Facilities Authority ‘A’
4.750% due 10/01/37	900,000	821,448
Clark County Tax-BD BK NV
5.000% due 06/01/26	900,000	896,859
Houston Texas Combined Utilities Systems First Lien Revenue ‘A’
5.000% due 11/15/36	100,000	94,836
Los Angeles Unified School District CA ‘A1’
4.500% due 01/01/28	400,000	352,684
Texas State Transportation Commission Mobility Fund
5.000% due 04/01/37	900,000	891,963
Texas State Transportation Commission Mobility Fund ‘A’
4.750% due 04/01/35	100,000	95,406
Tobacco Securitization Authority of Southern California ‘A1’
5.000% due 06/01/37	800,000	415,616
Tobacco Settlement Finance Authority of WV ‘A’
7.467% due 06/01/47	885,000	477,812

Total Municipal Bonds (Cost $5,952,482)		4,851,427

PURCHASED OPTIONS — 1.0%

(See Note (h) to Notes to Schedule of Investments) (Cost $274,130)		1,403,327

SHORT-TERM INVESTMENTS — 4.5%

U.S. Treasury Bills — 0.1%

0.128% due 04/16/09 ‡	80,000	79,996

	Shares
Money Market Funds — 0.8%

BlackRock Liquidity Funds Institutional
TempCash	578,925	578,925
BlackRock Liquidity Funds Institutional
TempFund	578,925	578,925

		1,157,850

	Principal
	Amount
Repurchase Agreement — 3.6%

JPMorgan Chase & Co
0.190% due 04/01/09 (Dated 03/31/09, repurchase price of $4,900,026; collateralized by Fannie Mae: 5.000% due 03/15/16 and market value $5,043,689)	$4,900,000	4,900,000

Total Short-Term Investments (Cost $6,137,846)		6,137,846

TOTAL INVESTMENTS — 154.4% (Cost $227,626,653)		212,580,870

OTHER ASSETS & LIABILITIES, NET — (54.4%)		(74,856,381)

NET ASSETS — 100.0%		$137,724,489

Notes to Schedule of Investments
(a)	As of March 31, 2009, the Fund was diversified as a percentage of net assets as follows:

Mortgage-Backed Securities	111.5%
Corporate Bonds & Notes	27.1%
Short-Term Investments	4.5%
Municipal Bonds	3.5%
Asset-Backed Securities	2.5%
U.S. Treasury Obligations	2.0%
Convertible Preferred Stocks	1.3%
Purchased Options	1.0%
Foreign Government Bonds & Notes	0.7%
U.S. Government Agency Issues	0.2%
Senior Loan Notes	0.1%
Preferred Stocks	0.0%

154.4%
Other Assets & Liabilities, Net	(54.4%)

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-48

PACIFIC LIFE FUNDS
PL MANAGED BOND FUND
Schedule of Investments (Continued)
March 31, 2009
(b)	As of March 31, 2009, the Fund’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows:

AAA / U.S. Government & Agency Issues	78.7%
AA	4.0%
A	11.7%
BBB	3.2%
BB	0.8%
B	0.1%
CCC	0.5%
CC	0.5%
Not Rated	0.5%

100.0%

(c)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(d)	Securities with a total aggregate market value of $226,625 or 0.2% of the net assets were in default as of March 31, 2009.

(e)	0.7% of the Fund’s net assets were reported illiquid by the portfolio manager under the Funds’ policy.

(f)	The amount of $355,300 in cash was segregated with the broker(s)/custodian to cover margin requirements for the following open futures contracts as of March 31, 2009:

	Number of	Notional	Unrealized
Long Futures Outstanding	Contracts	Amount	Appreciation

3-Month Euribor (06/09)	6	EUR 6,000,000	$78,520
Eurodollar (06/09)	55	$55,000,000	310,425
Eurodollar (09/09)	8	8,000,000	59,900
Eurodollar (12/09)	2	2,000,000	11,225
Eurodollar (03/10)	2	2,000,000	11,987
Eurodollar (06/10)	2	2,000,000	12,500
Eurodollar (09/10)	2	2,000,000	12,988
United Kingdom 90-Day LIBOR
Sterling Interest Rate (06/09)	91	GBP 45,500,000	711,808
United Kingdom 90-Day LIBOR
Sterling Interest Rate (09/09)	31	15,500,000	229,629

			$1,438,982

(g)	Forward foreign currency contracts outstanding as of March 31, 2009 were as follows:

		Principal
Contracts		Amount		Unrealized
to Buy or		Covered by		Appreciation
to Sell	Currency	Contracts	Expiration	(Depreciation)

Buy	AUD	560,000	05/09	$(3,976)
Buy	BRL	146,380	04/09	(1,898)
Sell	BRL	146,380	04/09	2,144
Buy	BRL	1,839,209	06/09	1,191
Sell	BRL	639,591	06/09	(6,439)
Buy	CAD	78,483	04/09	(1,657)
Buy	CNY	9,580,578	07/09	(58,790)
Sell	CNY	9,580,578	07/09	(42,632)
Buy	CNY	3,899,463	09/09	8,982
Sell	CNY	3,899,463	09/09	(14,303)
Buy	CNY	1,751,383	03/10	(1,805)
Buy	EUR	93,000	04/09	(2,452)
Sell	EUR	1,425,000	04/09	(93,674)
Buy	GBP	459,000	04/09	(18,602)
Sell	GBP	1,817,000	04/09	24,608
Buy	JPY	99,879,000	05/09	(1,181)
Sell	JPY	50,558,000	05/09	8,716
Sell	JPY	50,558,000	06/09	8,042
Buy	MYR	1,093,620	04/09	(10,146)
Sell	MYR	1,093,620	04/09	509
Buy	PHP	3,391,600	05/09	(57)
Sell	PHP	3,391,600	05/09	(6,010)
Buy	PLN	1,531,617	05/09	(239,162)
Sell	PLN	1,531,617	05/09	249,078
Buy	RUB	19,360,780	05/09	(231,057)
Sell	RUB	19,360,780	05/09	245,873
Buy	SGD	659,133	04/09	(15,997)
Sell	SGD	659,133	04/09	1,356
Buy	SGD	86,784	07/09	(2,994)
Sell	SGD	86,784	07/09	(28)

				($202,361)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-48

PACIFIC LIFE FUNDS
PL MANAGED BOND FUND
Schedule of Investments (Continued)
March 31, 2009
(h)	Purchased options outstanding as of March 31, 2009:
Interest Rate Swaptions

	Pay/Receive
	Floating Rate
	Based on
	3-Month	Exercise	Expiration	Counter	Notional
Counterparty	EUR-LIBOR	Rate	Date	party	Amount	Cost	Value

Call — OTC 2-Year Interest Rate Swap	Pay	4.070%	09/14/09	DUB	EUR 11,200,000	$57,912	$594,009

	Based on 3-Month
	USD-LIBOR
Call — OTC 2-Year Interest Rate Swap	Pay	3.600%	07/02/09	RBS	$1,600,000	15,380	66,106
Call — OTC 2-Year Interest Rate Swap	Pay	3.450%	08/03/09	BRC	900,000	9,810	33,748
Call — OTC 2-Year Interest Rate Swap	Pay	3.450%	08/03/09	RBS	2,400,000	24,192	89,995
Call — OTC 2-Year Interest Rate Swap	Pay	3.500%	08/03/09	RBS	16,100,000	166,836	619,469

						$274,130	$1,403,327

Total Purchased Options						$274,130	$1,403,327

(i)	Transactions in written options for the year ended March 31, 2009 were as follows:

		Notional	Notional
	Number of	Amount	Amount
	Contracts	in EUR	in $	Premium

Outstanding, March 31, 2008	56	3,600,000	25,500,000	$674,080
Call Options Written	76	—	1,200,000	80,725
Put Options Written	114	—	4,500,000	79,313
Call Options Closed	—	(3,600,000)	(23,800,000)	(579,613)
Call Options Expired	(62)	—	(2,400,000)	(117,154)
Put Options Expired	(156)	—	(500,000)	(103,005)

Outstanding, March 31, 2009	28	—	4,500,000	$34,346

(j)	Premiums received and value of written options outstanding as of March 31, 2009:
Interest Rate Swaptions

	Pay/Receive
	Floating Rate
	Based on 3-Month	Exercise	Expiration	Counter-	Notional
Description	USD-LIBOR	Rate	Date	party	Amount	Premium	Value

Put — OTC 5-Year Interest Rate Swap	Pay	2.750%	05/22/09	BRC	$1,500,000	$11,263	$1,954
Put — OTC 5-Year Interest Rate Swap	Pay	2.750%	05/22/09	DUB	500,000	3,562	652
Put — OTC 2-Year Interest Rate Swap	Pay	2.000%	07/27/09	BRC	500,000	2,025	476
Put — OTC 2-Year Interest Rate Swap	Pay	2.000%	07/27/09	CIT	500,000	2,075	476
Put — OTC 2-Year Interest Rate Swap	Pay	2.000%	07/27/09	DUB	1,000,000	4,350	953
Put — OTC 7-Year Interest Rate Swap	Pay	4.400%	08/03/09	RBS	500,000	2,000	61

						$25,275	$4,572

Options on Exchange-Traded Futures Contracts

	Exercise	Expiration	Counter-	Number of
Description	Price	Date	party	Contracts	Premium	Value

Put — CBOT U.S. Treasury 10-Year Note Futures (06/09)	$119.00	05/22/09	MER	11	$3,582	$2,406
Put — CBOT U.S. Treasury 10-Year Note Futures (06/09)	122.00	05/22/09	MER	3	1,961	2,110
Call — CBOT U.S. Treasury 10-Year Note Futures (06/09)	128.00	05/22/09	MER	14	3,528	3,281

					$9,071	$7,797

Total Written Options					$34,346	$12,369

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-48

PACIFIC LIFE FUNDS
PL MANAGED BOND FUND
Schedule of Investments (Continued)
March 31, 2009
(k)	A security with an aggregate market value of $79,996 was pledged as collateral for swap contracts as of March 31, 2009.

(l)	Swap agreements outstanding as of March 31, 2009:
Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection (1)

							Upfront
	Fixed Deal			Implied Credit			Premiums
	Pay	Expiration	Counter-	Spread at	Notional	Market	Paid	Unrealized
Referenced Obligation	Rate	Date	party	03/31/09 (3)	Amount (4)	Value (5)	(Received)	Appreciation

Health Care Properties
5.950% due 09/15/11	(0.460%)	09/20/11	JPM	8.100%	$900,000	$143,223	$—	$143,223
Noble Corp
5.875% due 06/01/13	(0.520%)	06/20/12	CIT	0.711%	300,000	1,735	—	1,735

						$144,958	$—	$144,958

Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection (2)

							Upfront
	Fixed Deal			Implied Credit			Premiums
	Receive	Expiration	Counter-	Spread at	Notional	Market	Paid	Unrealized
Referenced Obligation	Rate	Date	party	03/31/09 (3)	Amount (4)	Value (5)	(Received)	Depreciation

General Electric Capital Corp
6.000% due 6/15/12	1.500%	09/20/11	DUB	8.826%	$100,000	($14,892)	$—	($14,892)
General Electric Capital Corp
5.625% due 09/15/17	4.000%	12/20/13	CIT	7.440%	200,000	(22,939)	—	(22,939)
General Electric Capital Corp
5.625% due 09/15/17	4.230%	12/20/13	DUB	7.440%	200,000	(21,370)	—	(21,370)
General Electric Capital Corp
5.625% due 09/15/17	4.325%	12/20/13	CIT	7.440%	200,000	(20,722)	—	(20,722)
General Electric Capital Corp
6.000% due 06/15/12	4.400%	12/20/13	BRC	7.440%	200,000	(20,190)	—	(20,190)
General Electric Capital Corp
6.000% due 06/15/12	4.500%	12/20/13	BRC	7.440%	300,000	(29,293)	—	(29,293)
General Electric Capital Corp
6.000% due 06/15/12	4.700%	12/20/13	BRC	7.440%	400,000	(36,328)	—	(36,328)
General Electric Capital Corp
5.625% due 09/15/17	4.750%	12/20/13	DUB	7.440%	400,000	(35,646)	—	(35,646)
International Lease Finance Corp
4.150% due 01/20/15	5.000%	12/20/13	BRC	19.688%	300,000	(95,366)	(51,000)	(44,366)
SLM Corp
5.125% due 08/27/12	5.000%	12/20/13	CIT	25.406%	400,000	(147,765)	(57,000)	(90,765)
American International Group
6.250% due 05/01/36	5.000%	12/20/13	DUB	21.481%	500,000	(185,541)	(46,250)	(139,291)
Reynolds American Inc
7.625% due 06/01/16	1.280%	06/20/17	DUB	3.500%	200,000	(26,892)	—	(26,892)

						($656,944)	($154,250)	($502,694)

Credit Default Swaps on Asset-Backed Securities — Buy Protection (1)

Upfront
	Fixed Deal					Premiums
	Pay	Expiration	Counter-	Notional	Market	Paid	Unrealized
Referenced Obligation	Rate	Date	party	Amount (4)	Value (5)	(Received)	Appreciation

Trinity 2005 2.884% due 03/08/40 Δ	(2.050%)	03/08/40	GSC	$1,000,000	$980,196	$—	$980,196

Credit Default Swaps on Credit Indices — Sell Protection (2)

						Upfront
	Fixed Deal					Premiums
	Receive	Expiration	Counter-	Notional	Market	Paid	Unrealized
Referenced Obligation	Rate	Date	party	Amount (4)	Value (5)	(Received)	Depreciation

Dow Jones CDX NA HY-8 Index	0.483%	06/20/12	BRC	$780,231	($91,640)	$—	($91,640)
Dow Jones CDX NA HY-9 Index	2.080%	12/20/12	MER	1,462,587	(148,723)	—	(148,723)
Dow Jones CDX NA HY-9 Index	6.370%	12/20/12	MER	500,000	(177,360)	—	(177,360)
Dow Jones CDX NA IG5 Index	0.458%	12/20/15	MSC	900,000	(342,543)	—	(342,543)
Dow Jones CDX NA IG-9 Index	0.548%	12/20/17	GSC	97,228	(8,617)	—	(8,617)
Dow Jones ABX NA HE.A Index	0.110%	05/25/46	GSC	1,000,000	(699,979)	(325,000)	(374,979)

					($1,468,862)	($325,000)	($1,143,862)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-48

PACIFIC LIFE FUNDS
PL MANAGED BOND FUND
Schedule of Investments (Continued)
March 31, 2009

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index

(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(4)	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
Interest Rate Swaptions

							Upfront
							Premiums	Unrealized
	Counter-	Pay/Receive	Fixed	Expiration	Notional	Market	Paid	Appreciation
Floating Rate Index	party	Floating Rate	Rate	Date	Amount	Value	(Received)	(Depreciation)

30-Day USD-CMM Rate	MER	Receive	5.500%	05/21/09	$900,000	($149,104)	($155,241)	$6,137
6-Month GBP-LIBOR	RBS	Pay	6.000%	06/19/09	GBP 100,000	884	(289)	1,173
3-Month Australian Bank Bill	CIT	Pay	7.000%	09/15/09	AUD 4,200,000	52,684	(8,140)	60,824
6-Month EUR-LIBOR	GSC	Pay	4.000%	09/19/09	EUR 200,000	1,120	(1,974)	3,094
BRL — CDI Compounded	MER	Pay	12.670%	01/04/10	BRL 2,000,000	18,148	—	18,148
BRL — CDI Compounded	MSC	Pay	12.670%	01/04/10	8,400,000	76,222	7,053	69,169
6-Month EUR-LIBOR	MSC	Pay	4.500%	03/19/10	EUR 4,200,000	150,611	(2,904)	153,515
6-Month Australian Bank Bill	DUB	Pay	7.000%	06/15/10	AUD 6,600,000	208,173	15,007	193,166
6-Month Australian Bank Bill	MSC	Pay	7.000%	06/15/10	3,400,000	107,240	3,294	103,946
6-Month GBP-LIBOR	RBS	Pay	5.000%	09/15/10	GBP 300,000	19,493	(9,463)	28,956
3-Month Australian Bank Bill	UBS	Pay	6.000%	09/15/10	AUD 2,200,000	42,616	(1,031)	43,647
3-Month USD-LIBOR	BRC	Pay	4.000%	12/16/10	$300,000	7,597	351	7,246
6-Month EUR-LIBOR	BNP	Pay	4.500%	03/18/11	EUR 5,200,000	355,346	8,277	347,069
3-Month USD-LIBOR	MER	Pay	4.000%	06/17/11	$900,000	44,761	20,286	24,475
6-Month Australian Bank Bill Δ	UBS	Pay	4.250%	09/15/11	AUD 6,000,000	42,892	49,983	(7,091)
6-Month Australian Bank Bill	CSF	Pay	6.250%	09/15/11	1,200,000	40,131	129	40,002
BRL — CDI Compounded	MSC	Pay	10.115%	01/02/12	BRL 8,900,000	(141,831)	(199,363)	57,532
BRL — CDI Compounded	GSC	Pay	10.150%	01/02/12	6,100,000	(94,154)	(23,780)	(70,374)
BRL — CDI Compounded	UBS	Pay	10.575%	01/02/12	1,200,000	(10,575)	(31,680)	21,105
BRL — CDI Compounded	BRC	Pay	10.600%	01/02/12	1,500,000	(2,319)	—	(2,319)
BRL — CDI Compounded	HSB	Pay	10.610%	01/02/12	1,400,000	(2,049)	—	(2,049)
BRL — CDI Compounded	BRC	Pay	10.680%	01/02/12	5,600,000	(41,550)	(65,566)	24,016
BRL — CDI Compounded	MER	Pay	12.540%	01/02/12	4,000,000	60,580	(20,439)	81,019
BRL — CDI Compounded	MSC	Pay	12.540%	01/02/12	900,000	13,631	(6,048)	19,679
BRL — CDI Compounded	UBS	Pay	12.540%	01/02/12	3,000,000	45,435	(14,783)	60,218
BRL — CDI Compounded	HSB	Pay	14.765%	01/02/12	100,000	3,336	667	2,669
BRL — CDI Compounded	MER	Pay	14.765%	01/02/12	200,000	6,671	1,029	5,642
France CPI Excluding Tobacco Δ	BRC	Pay	1.948%	03/15/12	EUR 400,000	9,286	148	9,138
France CPI Excluding Tobacco Δ	RBS	Pay	1.955%	03/28/12	100,000	2,027	—	2,027
France CPI Excluding Tobacco Δ	RBS	Pay	1.950%	03/30/12	100,000	1,967	—	1,967
France CPI Excluding Tobacco Δ	GSC	Pay	1.960%	03/30/12	100,000	2,090	—	2,090
France CPI Excluding Tobacco Δ	BRC	Pay	1.960%	04/05/12	100,000	2,084	—	2,084
France CPI Excluding Tobacco	BNP	Pay	1.940%	04/10/12	100,000	1,617	—	1,617
France CPI Excluding Tobacco	RBS	Pay	1.940%	04/10/12	100,000	1,753	—	1,753
France CPI Excluding Tobacco Δ	BRC	Pay	1.980%	04/30/12	100,000	2,003	—	2,003
6-Month GBP-LIBOR	RBS	Pay	5.100%	09/15/13	GBP 400,000	52,449	(755)	53,204
3-Month USD-LIBOR	CIT	Pay	4.000%	12/17/13	$22,100,000	1,979,656	(210,925)	2,190,581
6-Month EUR-LIBOR	BNP	Pay	4.500%	03/18/14	EUR 300,000	33,996	(4,508)	38,504
6-Month EUR-LIBOR	CSF	Pay	4.500%	03/18/14	2,100,000	237,974	(9,168)	247,142
6-Month GBP-LIBOR	DUB	Pay	5.000%	03/18/14	GBP 100,000	13,137	50	13,087
6-Month GBP-LIBOR	GSC	Pay	5.250%	03/18/14	100,000	14,799	(19)	14,818
6-Month GBP-LIBOR	RBS	Pay	5.250%	03/18/14	200,000	29,596	(156)	29,752
3-Month USD-LIBOR	MSC	Pay	4.000%	06/17/14	$11,700,000	937,372	777,231	160,141
6-Month GBP-LIBOR	DUB	Pay	5.000%	09/15/15	GBP 200,000	29,171	303	28,868

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-48

PACIFIC LIFE FUNDS
PL MANAGED BOND FUND
Schedule of Investments (Continued)
March 31, 2009

							Upfront
							Premiums	Unrealized
	Counter-	Pay/Receive	Fixed	Expiration	Notional	Market	Paid	Appreciation
Floating Rate Index	party	Floating Rate	Rate	Date	Amount	Value	(Received)	(Depreciation)

6-Month GBP-LIBOR	GSC	Pay	5.000%	09/15/15	GBP 300,000	$43,756	$—	$43,756
28-Day Mexico Interbank TIIE Banxico	GSC	Pay	8.170%	11/04/16	MXN 1,200,000	2,540	1,757	783
3-Month USD-LIBOR	MSC	Pay	5.000%	12/17/18	$20,200,000	3,925,006	271,389	3,653,617
3-Month USD-LIBOR	MER	Receive	5.000%	12/17/23	13,800,000	(3,183,123)	(214,790)	(2,968,333)
3-Month USD-LIBOR	MSC	Receive	5.000%	12/17/28	2,700,000	(737,492)	52,380	(789,872)
3-Month USD-LIBOR	DUB	Receive	3.000%	06/17/29	800,000	29,935	1,399	28,536
3-Month USD-LIBOR	DUB	Pay	5.000%	12/15/35	1,800,000	293,603	(37,080)	330,683
3-Month USD-LIBOR	MER	Receive	5.000%	12/17/38	200,000	(69,014)	(24,130)	(44,884)

						$4,512,177	$168,501	$4,343,676

Total Swap Agreements								$3,822,274

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-48

PACIFIC LIFE FUNDS
PL INFLATION MANAGED FUND
Schedule of Investments
March 31, 2009

	Shares	Value
CONVERTIBLE PREFERRED STOCKS — 0.1%

Financials — 0.1%

Wells Fargo & Co 7.500%	100	$47,899

Total Convertible Preferred Stocks (Cost $100,000)		47,899

	Principal
	Amount
CORPORATE BONDS & NOTES — 17.7%

Consumer Discretionary — 0.2%

Wal-Mart Stores Inc
5.800% due 02/15/18	$200,000	219,185

Energy — 1.9%

Rockies Express Pipeline LLC
5.100% due 08/20/09 ~ §	500,000	500,189
Valero Energy Corp
9.375% due 03/15/19	1,000,000	1,034,704

		1,534,893

Financials — 14.6%

Allstate Life Global Funding II
1.901% due 05/21/10 §	800,000	762,486
Allstate Life Global Funding Trusts
5.375% due 04/30/13	400,000	387,396
American Express Bank FSB
6.000% due 09/13/17	300,000	253,067
American Express Centurion Bank
6.000% due 09/13/17	200,000	168,711
American Express Co
7.000% due 03/19/18	210,000	185,663
American International Group Inc
8.175% due 05/15/58 ~ §	200,000	17,048
Bank of America Corp
5.650% due 05/01/18	300,000	250,872
8.125% § ±	1,000,000	411,340
Barclays Bank PLC (United Kingdom)
5.450% due 09/12/12	700,000	711,411
Citigroup Funding Inc
2.291% due 05/07/10 §	1,800,000	1,616,215
Credit Suisse ‘NY’
5.000% due 05/15/13	1,200,000	1,161,023
Ford Motor Credit Co LLC
7.875% due 06/15/10	500,000	413,310
General Electric Capital Corp
6.875% due 01/10/39	200,000	163,751
HBOS PLC (United Kingdom)
6.750% due 05/21/18 ~	500,000	386,380
Merrill Lynch & Co Inc
3.472% due 05/12/10 §	1,100,000	1,036,065
6.875% due 04/25/18	700,000	548,660
Metropolitan Life Global Funding I
5.125% due 04/10/13 ~	100,000	91,442
Morgan Stanley
6.625% due 04/01/18	300,000	286,715
New York Life Global Funding
4.650% due 05/09/13 ~	300,000	292,511
Santander Perpetual SA Unipersonal (Spain)
6.671% ~ § ±	300,000	165,224
The Goldman Sachs Group Inc
6.150% due 04/01/18	200,000	183,111
6.750% due 10/01/37	500,000	339,321
UBS AG (Switzerland)
5.750% due 04/25/18	500,000	419,209
Wachovia Bank NA
2.138% due 05/14/10 §	1,000,000	966,584
Wachovia Corp
5.500% due 05/01/13	700,000	646,241

		11,863,756

Health Care — 1.0%

Roche Holdings Inc
3.249% due 02/25/11 ~ §	800,000	799,018

Total Corporate Bonds & Notes (Cost $16,475,469)		14,416,852

MORTGAGE-BACKED SECURITIES — 37.1%

Collateralized Mortgage Obligations — 2.6%

Bear Stearns Adjustable Rate Mortgage Trust
2.472% due 03/25/35 “ §	73,367	50,757
2.650% due 08/25/35 “ §	48,948	34,269
2.940% due 03/25/35 “ §	175,717	119,556
4.550% due 08/25/35 “ §	88,075	61,671
Citigroup Mortgage Loan Trust Inc
4.050% due 08/25/35 “ §	73,606	47,879
4.248% due 08/25/35 “ §	65,525	41,995
Countrywide Home Loan Mortgage
Pass-Through Trust
0.862% due 06/25/35 “ ~ §	48,748	28,752
4.612% due 01/19/34 “ §	527,192	434,883
Freddie Mac
0.786% due 02/15/19 “ §	654,310	633,466
GSR Mortgage Loan Trust
4.509% due 09/25/35 “ §	124,267	91,681
JPMorgan Chase Commercial Mortgage
Securities Corp
5.336% due 05/15/47 “	110,000	73,673
Lehman XS Trust
0.602% due 07/25/46 “ §	309	306
MLCC Mortgage Investors Inc
4.660% due 12/25/34 “ §	401,032	326,192
Residential Accredit Loans Inc
0.702% due 06/25/46 “ §	216,154	82,894
Structured Asset Mortgage Investments Inc
0.732% due 05/25/46 “ §	182,471	66,592

		2,094,566

Fannie Mae — 32.1%

5.000% due 04/01/36 — 01/01/38 “	455,707	471,376
5.500% due 04/01/37 — 12/01/38 “	14,790,785	15,369,863
6.000% due 12/01/35 — 09/01/38 “	9,787,596	10,238,609

		26,079,848

Freddie Mac — 1.1%

6.000% due 09/01/38 “	871,224	911,920

Government National Mortgage Association — 1.3%

6.000% due 12/15/38 “	997,154	1,043,380

Total Mortgage-Backed Securities (Cost $29,850,692)		30,129,714

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-48

PACIFIC LIFE FUNDS
PL INFLATION MANAGED FUND
Schedule of Investments (Continued)
March 31, 2009

	Principal
	Amount	Value
ASSET-BACKED SECURITIES — 0.0%

Freddie Mac Structured Pass-Through Securities
0.802% due 09/25/31 “ §	$3,350	$3,058

Total Asset-Backed Securities (Cost $3,351)		3,058

U.S. GOVERNMENT AGENCY ISSUE — 1.0%

Freddie Mac
5.875% due 03/21/11	800,000	840,568

Total U.S. Government Agency Issue (Cost $841,337)		840,568

U.S. TREASURY OBLIGATIONS — 111.6%

U.S. Treasury Inflation Protected Securities — 111.6%

1.625% due 01/15/15 ^	4,533,042	4,589,706
1.750% due 01/15/28 ^	3,427,846	3,291,769
1.875% due 07/15/13 ^	804,615	826,742
1.875% due 07/15/15 ^	9,465,861	9,711,117
2.000% due 04/15/12 ^	1,352,481	1,394,324
2.000% due 01/15/14 ^	7,372,258	7,606,418
2.000% due 07/15/14 ^	1,119,980	1,159,179
2.000% due 01/15/16 ^	4,254,640	4,402,225
2.000% due 01/15/26 ^	3,398,016	3,369,539
2.375% due 04/15/11 ^	8,423,217	8,628,845
2.375% due 01/15/17 ^	1,779,645	1,895,322
2.375% due 01/15/25 ^	3,514,176	3,651,814
2.375% due 01/15/27 ^	1,888,974	1,973,572
2.500% due 07/15/16 ^	5,344,494	5,720,224
2.500% due 01/15/29 ^	491,650	534,362
2.625% due 07/15/17 ^	7,760,512	8,434,014
3.000% due 07/15/12 ^	4,835,284	5,162,812
3.375% due 01/15/12 ^	237,788	253,393
3.375% due 04/15/32 ^	178,406	229,920
3.500% due 01/15/11 ^	5,094,516	5,323,769
3.625% due 04/15/28 ^	2,179,784	2,694,758
3.875% due 04/15/29 ^	7,657,234	9,842,429

		90,696,253

Total U.S. Treasury Obligations (Cost $85,284,103)		90,696,253

MUNICIPAL BONDS — 1.2%

Buckeye Tobacco Settlement Financing Authority OH ‘A2’
5.875% due 06/01/47	100,000	54,939
Texas Water Development Board
4.500% due 07/15/24	800,000	804,400
Tobacco Settlement Finance Authority of WV ‘A’
7.467% due 06/01/47	100,000	53,990
Tobacco Settlement Financing Corp RI ‘A’
6.000% due 06/01/23	95,000	84,235

Total Municipal Bonds (Cost $961,522)		997,564

PURCHASED OPTIONS — 0.1%

(See Note (h) to Notes to Schedule of Investments) (Cost $11,981)		45,408

SHORT-TERM INVESTMENTS — 5.4%

Certificates of Deposit — 1.9%

Unicredito Italiano NY
1.156% due 05/18/09 §	1,500,000	1,499,850

	Shares
Money Market Funds — 0.9%

BlackRock Liquidity Funds Institutional TempCash	377,583	377,583
BlackRock Liquidity Funds Institutional TempFund	377,582	377,582

		755,165

	Principal
	Amount
Repurchase Agreement — 2.6%

JPMorgan Chase & Co
0.190% due 04/01/09 (Dated 03/31/09, repurchase price of $2,100,011; collateralized by U.S. Government Agency Obligation: 4.875% due 11/15/13 market value $2,151,414)	$2,100,000	2,100,000

Total Short-Term Investments (Cost $4,355,165)		4,355,015

TOTAL INVESTMENTS — 174.2% (Cost $137,883,620)		141,532,331

TOTAL SECURITIES SOLD SHORT — (6.5%)
(See Note (e) to Notes to Schedule of Investments) (Proceeds $5,226,094)		(5,290,548)

OTHER ASSETS & LIABILITIES, NET — (67.7%)		(54,975,738)

NET ASSETS — 100.0%		$81,266,045

Notes to Schedule of Investments
(a)	As of March 31, 2009, the Fund was diversified as a percentage of net assets as follows:

U.S. Treasury Obligations	111.6%
Mortgage-Backed Securities	37.1%
Corporate Bonds & Notes	17.7%
Short-Term Investments	5.4%
Municipal Bonds	1.2%
U.S. Government Agency Issue	1.0%
Convertible Preferred Stocks	0.1%
Purchased Options	0.1%
Asset-Backed Securities	0.0%

174.2%
Securities sold short	(6.5%)
Other Assets & Liabilities, Net	(67.7%)

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-48

PACIFIC LIFE FUNDS
PL INFLATION MANAGED FUND
Schedule of Investments (Continued)
March 31, 2009
(b)	As of March 31, 2009, the Fund’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows:

AAA / U.S. Government & Agency Issues	88.9%
AA	3.5%
A	5.7%
BBB	1.6%
B	0.3%

100.0%

(c)	Short-term securities reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted securities.

(d)	0.3% of the Fund’s net assets were reported illiquid by the portfolio manager under the Funds’ policy.

(e)	Securities sold short outstanding as of March 31, 2009:

	Principal
Description	Amount	Value

Fannie Mae
5.000% due 04/13/39	$500,000	$516,016
5.500% due 04/13/39	4,200,000	4,359,470
Freddie Mac
5.500% due 04/13/39	400,000	415,062

Total Securities sold short (Proceeds $5,226,094)		$5,290,548

(f)	The amount of $323,700 in cash was segregated with the broker(s)/custodian to cover margin requirements for the following open futures contracts as of March 31, 2009:

	Number of	Notional	Unrealized
Long Futures Outstanding	Contracts	Amount	Appreciation

3-Month Euribor (09/10)	11	EUR 11,000,000	$1,644
Eurodollar (06/09)	28	$28,000,000	180,075
Eurodollar (09/09)	10	10,000,000	60,538
Eurodollar (12/09)	13	13,000,000	79,738
Eurodollar (03/10)	22	22,000,000	107,537
Eurodollar (06/10)	2	2,000,000	5,375
United Kingdom 90-Day LIBOR
Sterling Interest Rate (12/09)	30	GBP 15,000,000	8,071

			$442,978

(g)	Forward foreign currency contracts outstanding as of March 31, 2009 were as follows:

Contracts		Principal Amount		Unrealized
to Buy or		Covered by		Appreciation
to Sell	Currency	Contracts	Expiration	(Depreciation)

Sell	AUD	319,476	04/09	($18,645)
Buy	AUD	287,000	05/09	(2,038)
Buy	BRL	2,039,995	06/09	(117,832)
Sell	BRL	2,152,003	06/09	(22,228)
Sell	CHF	85,000	06/09	(2,384)
Buy	CNY	746,150	05/09	1,409
Buy	CNY	1,867,956	07/09	(14,408)
Buy	CNY	2,639,305	09/09	(2,929)
Sell	CNY	306,206	09/09	(1,085)
Buy	EUR	408,117	04/09	15,254
Sell	EUR	775,849	04/09	(51,049)
Buy	GBP	183,000	04/09	(6,052)
Sell	GBP	440,000	04/09	5,151
Buy	MXN	126,025	05/09	(341)
Sell	MXN	126,025	05/09	129
Sell	MXN	105,737	11/09	(97)
Buy	PLN	999,197	05/09	(156,025)
Sell	PLN	999,197	05/09	39,469
Buy	RUB	467,892	05/09	(5,442)
Sell	RUB	467,892	05/09	245
Buy	SGD	459,124	04/09	(10,942)
Sell	SGD	459,124	04/09	5,726
Buy	SGD	72,320	07/09	(2,495)
Sell	SGD	72,320	07/09	964

				($345,645)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-48

PACIFIC LIFE FUNDS
PL INFLATION MANAGED FUND
Schedule of Investments (Continued)
March 31, 2009
(h)	Purchased options outstanding as of March 31, 2009:
Interest Rate Swaptions

	Pay/Receive
	Floating Rate
	Based on 3-Month	Exercise	Expiration	Counter-	Notional
Description	USD-LIBOR	Rate	Date	party	Amount	Cost	Value

Call — OTC 2-Year Interest Rate Swap Δ	Pay	3.850%	08/03/09	RBS	$1,000,000	$10,575	$45,328

Options on Securities

	Strike	Expiration	Counter-	Notional
Description	Price	Date	party	Amount	Cost	Value

Put — OTC Fannie Mae 5.000% due 04/13/39 Δ	$82.25	04/06/09	CSF	$600,000	$70	$—
Put — OTC Fannie Mae 6.000% due 04/13/39 Δ	91.63	04/06/09	CSF	11,400,000	1,336	80

					$1,406	$80

Total Purchased Options					$11,981	$45,408

(i)	Transactions in written options for the year ended March 31, 2009 were as follows:

		Notional
	Number of	Amount
	Contracts	in $	Premium

Outstanding, March 31, 2008	7	7,740,000	$226,993
Call Options Written	159	3,300,000	169,861
Put Options Written	158	4,200,000	93,071
Call Options Closed	(23)	(1,000,000)	(52,927)
Put Options Closed	(12)	(2,740,000)	(79,278)
Call Options Expired	(133)	(1,000,000)	(129,339)
Put Options Expired	(133)	(1,000,000)	(93,156)

Outstanding, March 31, 2009	23	9,500,000	$135,225

(j)	Premiums received and value of written options outstanding as of March 31, 2009:
Interest Rate Swaptions

	Pay/Receive
	Floating Rate
	Based on 3-Month	Exercise	Expiration	Counter-	Notional
Description	USD-LIBOR	Rate	Date	party	Amount	Premium	Value

Call — OTC 7-Year Interest Rate Swap	Receive	1.800%	04/27/09	BNP	$1,600,000	$9,520	$24
Put — OTC 7-Year Interest Rate Swap	Pay	3.500%	04/27/09	BNP	1,600,000	3,678	34
Call — OTC 7-Year Interest Rate Swap	Receive	3.500%	05/06/09	MER	900,000	18,900	51,943
Call — OTC 7-Year Interest Rate Swap	Receive	3.500%	05/06/09	RBS	500,000	12,575	28,857
Put — OTC 5-Year Interest Rate Swap	Pay	2.750%	05/22/09	DUB	600,000	3,997	781
Put — OTC 5-Year Interest Rate Swap	Pay	2.750%	05/22/09	RBS	500,000	3,550	651
Put — OTC 7-Year Interest Rate Swap	Pay	4.400%	08/03/09	BRC	1,500,000	4,425	183
Call — OTC 7-Year Interest Rate Swap	Receive	4.550%	08/03/09	RBS	300,000	9,185	35,864
Call — OTC 7-Year Interest Rate Swap	Receive	5.365%	09/20/10	RBS	1,000,000	31,445	143,755
Put — OTC 7-Year Interest Rate Swap	Pay	5.365%	09/20/10	RBS	1,000,000	31,445	2,596

						$128,720	$264,688

Options on Exchange-Traded Futures Contracts

	Exercise	Expiration	Counter-	Number of
Description	Price	Date	party	Contracts	Premium	Value

Put — CBOT U.S. Treasury Note Futures (06/09)	$119.00	05/22/09	MER	10	$3,256	$2,188
Call — CBOT U.S. Treasury Note Futures (06/09)	128.00	05/22/09	MER	10	2,319	2,344
Put — CME Eurodollar Futures (09/09)	98.50	09/14/09	MER	3	930	656

					$6,505	$5,188

Total Written Options					$135,225	$269,876

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-48

PACIFIC LIFE FUNDS
PL INFLATION MANAGED FUND
Schedule of Investments (Continued)
March 31, 2009
(k) Swap agreements outstanding as of March 31, 2009:
Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection (1)

	Fixed Deal			Implied Credit			Upfront	Unrealized
	Pay	Expiration	Counter-	Spread at	Notional	Market	Premiums Paid	Appreciation
Referenced Obligation	Rate	Date	party	03/31/09 (3)	Amount (4)	Value (5)	(Received)	(Depreciation)

General Motors Acceptance Corp
6.875% due 08/28/12	(5.000%)	09/20/12	CIT	18.913%	$100,000	$30,980	$—	$30,980
Credit Suisse Group Finance
3.125% due 09/14/12	(1.450%)	06/20/13	BNP	1.830%	500,000	7,050	—	7,050
Credit Suisse Group Finance
3.125% due 09/14/12	(1.600%)	06/20/13	BRC	1.830%	700,000	5,774	—	5,774
UBS AG
2.550% due 04/18/2012	(2.350%)	03/20/14	BRC	2.290%	EUR 200,000	(706)	—	(706)
Valero Energy Corp
9.375% due 03/15/19	(2.700%)	03/20/19	GSC	2.050%	$1,000,000	(51,020)	—	(51,020)

						($7,922)	$—	($7,922)

Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection (2)

	Fixed Deal			Implied Credit			Upfront
	Receive	Expiration	Counter-	Spread at	Notional	Market	Premiums Paid	Unrealized
Referenced Obligation	Rate	Date	party	03/31/09 (3)	Amount (4)	Value (5)	(Received)	Depreciation

General Motors Acceptance Corp
6.875% due 08/28/12	6.850%	06/20/12	MSC	19.205%	$100,000	($26,025)	$—	($26,025)
The Bear Stearns Cos Inc
5.300% due 10/30/15	0.720%	09/20/12	CIT	2.162%	100,000	(4,587)	—	(4,587)
The Goldman Sachs Group Inc
6.600% due 01/15/12	0.800%	09/20/12	MSC	2.961%	100,000	(6,735)	—	(6,735)
General Motors Acceptance Corp
6.875% due 08/28/12	3.050%	09/20/12	GSC	18.913%	100,000	(35,415)	—	(35,415)
Ford Motor Credit Co
7.000% due 10/01/13	3.800%	09/20/12	MSC	13.959%	100,000	(25,158)	—	(25,158)
General Motors Acceptance Corp
6.875% due 08/28/12	5.350%	09/20/12	GSC	18.913%	500,000	(150,899)	—	(150,899)
American International Group Inc
6.250% due 05/01/36	1.950%	03/20/13	DUB	22.909%	1,200,000	(512,479)	—	(512,479)

						($761,298)	$—	($761,298)

Credit Default Swaps on Credit Indices — Sell Protection (2)

	Fixed Deal					Upfront
	Receive	Expiration	Counter-	Notional	Market	Premiums Paid	Unrealized
Referenced Obligation	Rate	Date	party	Amount (4)	Value (5)	(Received)	Depreciation

Dow Jones CMBX NA AAA-3 Index	0.080%	12/13/49	MSC	$300,000	($132,058)	($43,067)	($88,991)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(4)	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-48

PACIFIC LIFE FUNDS
PL INFLATION MANAGED FUND
Schedule of Investments (Continued)
March 31, 2009
Interest Rate Swaps

							Upfront
							Premiums	Unrealized
	Counter-	Pay/Receive	Fixed	Expiration	Notional	Market	Paid	Appreciation
Floating Rate Index	party	Floating Rate	Rate	Date	Amount	Value	(Received)	(Depreciation)

30-Day USD-CMM Rate	MER	Receive	5.500%	05/21/09	$600,000	($99,403)	($103,494)	$4,091
6-Month GBP-LIBOR	MSC	Pay	5.000%	12/19/09	GBP 3,000,000	88,916	(7,811)	96,727
6-Month EUR-LIBOR	DUB	Pay	4.500%	03/19/10	EUR 1,200,000	43,032	(634)	43,666
6-Month EUR-LIBOR	MSC	Pay	4.500%	03/19/10	1,200,000	43,032	(637)	43,669
6-Month GBP-LIBOR	DUB	Pay	6.000%	03/20/10	GBP 1,400,000	80,259	23,615	56,644
France CPI Excluding Tobacco	BRC	Pay	2.103%	10/15/10	EUR 500,000	26,661	(416)	27,077
France CPI Excluding Tobacco	UBS	Pay	2.146%	10/15/10	100,000	5,332	—	5,332
6-Month EUR-LIBOR	GSC	Pay	4.500%	03/18/11	400,000	27,334	(842)	28,176
France CPI Excluding Tobacco Δ	JPM	Pay	2.261%	07/14/11	500,000	28,735	—	28,735
France CPI Excluding Tobacco Δ	JPM	Pay	2.028%	10/15/11	200,000	7,673	—	7,673
France CPI Excluding Tobacco Δ	UBS	Pay	2.095%	10/15/11	300,000	12,651	—	12,651
France CPI Excluding Tobacco Δ	GSC	Pay	1.976%	12/15/11	4,000,000	107,598	(8,324)	115,922
France CPI Excluding Tobacco Δ	BNP	Pay	1.988%	12/15/11	1,000,000	24,483	—	24,483
BRL — CDI Compounded	MSC	Pay	10.115%	01/02/12	BRL 1,300,000	(20,717)	(18,939)	(1,778)
BRL — CDI Compounded	BRC	Pay	10.680%	01/02/12	800,000	(5,936)	(6,968)	1,032
BRL — CDI Compounded	HSB	Pay	14.765%	01/02/12	2,300,000	76,719	15,333	61,386
BRL — CDI Compounded	MER	Pay	14.765%	01/02/12	100,000	3,336	191	3,145
Eurostat Eurozone HICP Excluding Tobacco Δ	UBS	Receive	2.275%	10/15/16	EUR 200,000	1,201	—	1,201
France CPI Excluding Tobacco	UBS	Pay	2.350%	10/15/16	200,000	(6,361)	—	(6,361)
France CPI Excluding Tobacco	JPM	Pay	2.353%	10/15/16	100,000	(2,966)	—	(2,966)
United Kingdom RPI Index Δ	BRC	Pay	3.250%	12/14/17	GBP 400,000	20,014	1,632	18,382
United Kingdom RPI Index Δ	RBS	Pay	3.183%	12/19/17	600,000	24,151	838	23,313
United Kingdom RPI Index	RBS	Pay	3.440%	09/10/27	100,000	(2,866)	—	(2,866)
3-Month USD-LIBOR	BRC	Receive	5.000%	12/17/28	$100,000	(27,314)	(1,220)	(26,094)
3-Month USD-LIBOR	CIT	Receive	3.000%	06/17/29	700,000	26,193	(59,745)	85,938
3-Month USD-LIBOR	RBS	Receive	3.000%	06/17/29	200,000	7,484	(9,350)	16,834
3-Month USD-LIBOR	BRC	Receive	5.000%	12/17/38	700,000	(241,547)	—	(241,547)
3-Month USD-LIBOR	CIT	Receive	5.000%	12/17/38	500,000	(172,534)	7,506	(180,040)
3-Month USD-LIBOR	MER	Receive	5.000%	12/17/38	200,000	(69,013)	(5,260)	(63,753)

						$6,147	($174,525)	$180,672

Total Swap Agreements								($677,539)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-48

PACIFIC LIFE FUNDS
PL COMSTOCK FUND
Schedule of Investments
March 31, 2009

	Shares	Value
COMMON STOCKS — 95.3%

Consumer Discretionary — 17.8%

Comcast Corp ‘A’	235,800	$3,216,312
J.C. Penney Co Inc	24,600	493,722
Liberty Media Corp — Entertainment ‘A’ *	49,500	987,525
Liberty Media Corp — Interactive ‘A’ *	74,375	215,687
Lowe’s Cos Inc	34,700	633,275
Macy’s Inc	53,000	471,700
News Corp ‘B’	120,600	928,620
Target Corp	8,100	278,559
The Home Depot Inc	30,900	728,004
Time Warner Cable Inc	24,482	607,150
Time Warner Inc	97,533	1,882,393
Viacom Inc ‘B’ *	164,950	2,866,831

		13,309,778

Consumer Staples — 15.8%

Altria Group Inc	38,200	611,964
Cadbury PLC ADR (United Kingdom)	66,136	2,003,921
CVS Caremark Corp	32,300	887,927
Dr Pepper Snapple Group Inc *	30,552	516,634
Kimberly-Clark Corp	5,300	244,383
Kraft Foods Inc ‘A’	71,802	1,600,467
Philip Morris International Inc	19,700	700,926
Sara Lee Corp	48,600	392,688
The Coca-Cola Co	32,500	1,428,375
Unilever NV ‘NY’ (Netherlands)	70,900	1,389,640
Wal-Mart Stores Inc	39,900	2,078,790

		11,855,715

Energy — 2.7%

BP PLC ADR (United Kingdom)	8,600	344,860
ConocoPhillips	8,700	340,692
Halliburton Co	49,800	770,406
Total SA ADR (France)	12,100	593,626

		2,049,584

Financials — 19.6%

Aflac Inc	9,200	178,112
Bank of America Corp	116,201	792,491
Barclays PLC ADR (United Kingdom)	2,900	24,650
Berkshire Hathaway Inc ‘B’ *	202	569,640
JPMorgan Chase & Co	65,000	1,727,700
MetLife Inc	31,100	708,147
The Bank of New York Mellon Corp	88,540	2,501,227
The Chubb Corp	93,280	3,947,610
The Goldman Sachs Group Inc	4,300	455,886
The PNC Financial Services Group Inc	20,400	597,516
The Travelers Cos Inc	38,186	1,551,879
Torchmark Corp	17,500	459,025
U.S. Bancorp	26,600	388,626
Wells Fargo & Co	54,100	770,384

		14,672,893

Health Care — 16.8%

Abbott Laboratories	12,600	601,020
Boston Scientific Corp *	112,700	895,965
Bristol-Myers Squibb Co	95,900	2,102,128
Cardinal Health Inc	46,900	1,476,412
Eli Lilly & Co	28,700	958,867
GlaxoSmithKline PLC ADR (United Kingdom)	10,500	326,235
Pfizer Inc	109,700	1,494,114
Roche Holding AG ADR (Switzerland)	15,400	529,760
Schering-Plough Corp	86,000	2,025,300
UnitedHealth Group Inc	18,300	383,019
WellPoint Inc *	11,200	425,264
Wyeth	30,500	1,312,720

		12,530,804

Industrials — 1.5%

Emerson Electric Co	12,500	357,250
General Electric Co	73,000	738,030

		1,095,280

Information Technology — 11.9%

Cisco Systems Inc *	54,700	917,319
Computer Sciences Corp *	6,100	224,724
Dell Inc *	134,867	1,278,539
eBay Inc *	133,900	1,681,784
Hewlett-Packard Co	23,700	759,822
Intel Corp	63,100	949,655
International Business Machines Corp	11,900	1,152,991
KLA-Tencor Corp	26,200	524,000
Microsoft Corp	27,200	499,664
Telefonaktiebolaget LM Ericsson ADR (Sweden)	50,400	407,736
The Western Union Co	14,100	177,237
Yahoo! Inc *	28,000	358,680

		8,932,151

Materials — 4.6%

Alcoa Inc	102,400	751,616
E.I. du Pont de Nemours & Co	41,499	926,673
International Paper Co	254,451	1,791,335

		3,469,624

Telecommunication Services — 4.6%

AT&T Inc	51,100	1,287,720
Verizon Communications Inc	70,300	2,123,060

		3,410,780

Total Common Stocks (Cost $102,649,465)		71,326,609

SHORT-TERM INVESTMENTS — 4.6%

Money Market Funds — 4.6%

BlackRock Liquidity Funds Institutional TempCash	1,740,157	1,740,157
BlackRock Liquidity Funds Institutional TempFund	1,740,157	1,740,157

Total Short-Term Investments (Cost $3,480,314)		3,480,314

TOTAL INVESTMENTS — 99.9% (Cost $106,129,779)		74,806,923

OTHER ASSETS & LIABILITIES, NET — 0.1%		54,880

NET ASSETS — 100.0%		$74,861,803

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-48

PACIFIC LIFE FUNDS
PL COMSTOCK FUND
Schedule of Investments (Continued)
March 31, 2009
Note to Schedule of Investments
(a)	As of March 31, 2009, the Fund was diversified as a percentage of net assets as follows:

Financials	19.6%
Consumer Discretionary	17.8%
Health Care	16.8%
Consumer Staples	15.8%
Information Technology	11.9%
Short-Term Investments	4.6%
Materials	4.6%
Telecommunication Services	4.6%
Energy	2.7%
Industrials	1.5%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-48

PACIFIC LIFE FUNDS
PL MID-CAP GROWTH FUND
Schedule of Investments
March 31, 2009

	Shares	Value
WARRANTS — 0.0%

Consumer Discretionary — 0.0%

Krispy Kreme Doughnuts Inc Strike @ $12.21
Exp. 03/02/12 *	118	$1

Total Warrants (Cost $1)		1

CONVERTIBLE PREFERRED STOCKS — 0.7%

Health Care — 0.7%

Ironwood Pharmaceuticals Inc ‘H’ 8.000% * + Δ	11,028	132,336

Total Convertible Preferred Stocks (Cost $132,336)		132,336

COMMON STOCKS — 93.6%

Consumer Discretionary — 23.3%

Abercrombie & Fitch Co ‘A’	9,553	227,361
Ctrip.com International Ltd ADR (Cayman)	16,137	442,154
Discovery Communications Inc ‘A’ *	9,774	156,580
Discovery Communications Inc ‘C’ *	11,675	171,039
Gafisa SA ADR (Brazil)	12,888	128,751
Groupe Aeroplan Inc (Canada)	36,694	228,173
Li & Fung Ltd (Bermuda) +	250,200	586,546
Lululemon Athletica Inc *	10,112	87,570
Mohawk Industries Inc *	3,674	109,742
Morningstar Inc *	10,172	347,374
New Oriental Education & Technology Group Inc ADR (Cayman) *	6,367	319,942
NVR Inc *	472	201,898
priceline.com Inc *	5,975	470,711
Starbucks Corp *	36,871	409,637
Strayer Education Inc	1,487	267,467
Wynn Resorts Ltd *	12,570	251,023

		4,405,968

Energy — 10.7%

Petrohawk Energy Corp *	6,143	118,130
Range Resources Corp	4,889	201,231
Southwestern Energy Co *	28,771	854,211
Ultra Petroleum Corp (Canada) *	23,460	841,979

		2,015,551

Financials — 8.6%

Alleghany Corp *	724	196,135
Brookfield Asset Management Inc ‘A’ (Canada)	22,007	303,256
Calamos Asset Management Inc ‘A’	15,295	73,569
Greenhill & Co Inc	3,161	233,440
Intercontinental Exchange Inc *	4,451	331,466
Leucadia National Corp *	26,631	396,536
Moody’s Corp	3,866	88,609

		1,623,011

Health Care — 12.7%

Allergan Inc	5,962	284,745
Gen-Probe Inc *	8,468	385,971
Illumina Inc *	23,151	862,143
Intuitive Surgical Inc *	1,434	136,746
Mindray Medical International Ltd ADR (Cayman)	12,232	226,414
Techne Corp	9,310	509,350

		2,405,369

Industrials — 12.0%

Aecom Technology Corp *	9,525	248,412
C.H. Robinson Worldwide Inc	9,266	422,622
Covanta Holding Corp *	15,605	204,270
Expeditors International of Washington Inc	19,222	543,790
Grupo Aeroportuario del Pacifico SA de CV ADR (Mexico)	9,549	174,269
IHS Inc ‘A’ *	9,854	405,788
Monster Worldwide Inc *	13,988	114,002
The Corporate Executive Board Co	9,908	143,666

		2,256,819

Information Technology — 17.9%

Alibaba.com Ltd (Cayman) * ~ +	248,100	227,569
Autodesk Inc *	12,300	206,763
Baidu Inc ADR (Cayman) *	2,787	492,184
Equinix Inc *	3,603	202,308
Redecard SA (Brazil)	39,682	480,854
salesforce.com inc *	13,970	457,238
Tencent Holdings Ltd (Cayman) +	103,000	762,159
Teradata Corp *	21,591	350,206
Yahoo! Inc *	15,760	201,886

		3,381,167

Materials — 6.1%

Intrepid Potash Inc *	6,784	125,165
Martin Marietta Materials Inc	6,997	554,862
Nalco Holding Co	22,752	297,369
Rockwood Holdings Inc *	7,776	61,741
Texas Industries Inc	4,379	109,475

		1,148,612

Telecommunication Services — 1.3%

Millicom International Cellular SA (Luxembourg)	2,389	88,489
NII Holdings Inc *	10,297	154,455

		242,944

Utilities — 1.0%

Questar Corp	6,444	189,647

Total Common Stocks (Cost $23,944,586)		17,669,088

SHORT-TERM INVESTMENT — 4.5%

Money Market Fund — 4.5%

BlackRock Liquidity Funds Institutional TempCash	852,855	852,855

Total Short-Term Investment (Cost $852,855)		852,855

TOTAL INVESTMENTS — 98.8% (Cost $24,929,778)		18,654,280

OTHER ASSETS & LIABILITIES, NET — 1.2%		218,417

NET ASSETS — 100.0%		$18,872,697

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-48

PACIFIC LIFE FUNDS
PL MID-CAP GROWTH FUND
Schedule of Investments (Continued)
March 31, 2009
Notes to Schedule of Investments
(a)	As of March 31, 2009, the Fund was diversified as a percentage of net assets as follows:

Consumer Discretionary	23.3%
Information Technology	17.9%
Health Care	13.4%
Industrials	12.0%
Energy	10.7%
Financials	8.6%
Materials	6.1%
Short-Term Investment	4.5%
Telecommunication Services	1.3%
Utilities	1.0%

98.8%
Other Assets & Liabilities, Net	1.2%

100.0%

(b)	Securities with a total aggregate market value of $1,708,610 or 9.1% of the net assets were valued under the fair value procedures established by the Funds’ Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

(c)	0.7% of the Fund’s net assets were reported illiquid by the portfolio manager under the Funds’ policy.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-48

PACIFIC LIFE FUNDS
PL REAL ESTATE FUND
Schedule of Investments
March 31, 2009

	Shares	Value
COMMON STOCKS — 95.6%

Consumer Discretionary — 5.8%

Morgans Hotel Group Co *	21,244	$66,069
Starwood Hotels & Resorts Worldwide Inc	89,258	1,133,577

		1,199,646

Financials — 89.1%

Acadia Realty Trust REIT	19,884	210,969
AMB Property Corp REIT	12,219	175,954
AvalonBay Communities Inc REIT	30,339	1,427,753
Boston Properties Inc REIT	32,319	1,132,135
Brandywine Realty Trust REIT	784	2,234
Brookfield Properties Corp (Canada)	155,839	894,516
Camden Property Trust REIT	29,246	631,129
Care Investment Trust Inc REIT	5,957	32,525
DCT Industrial Trust Inc REIT	35,360	112,091
Duke Realty Corp REIT	1,250	6,875
Equity Lifestyle Properties Inc REIT	12,074	460,019
Equity One Inc REIT	281	3,425
Equity Residential REIT	79,665	1,461,853
Extendicare REIT (Canada)	1,580	5,364
Federal Realty Investment Trust REIT	21,280	978,880
Forest City Enterprises Inc ‘A’	32,683	117,659
HCP Inc REIT	46,530	830,560
Healthcare Realty Trust Inc REIT	32,179	482,363
Highwoods Properties Inc REIT	1,416	30,331
Host Hotels & Resorts Inc REIT	142,995	560,540
Kilroy Realty Corp REIT	1,234	21,212
Liberty Property Trust REIT	21,641	409,881
LTC Properties Inc REIT	3,720	65,249
Mack-Cali Realty Corp REIT	23,939	474,232
Plum Creek Timber Co Inc REIT	29,229	849,687
Post Properties Inc REIT	35,700	361,998
PS Business Parks Inc REIT	6,382	235,177
Public Storage REIT	24,027	1,327,492
Ramco-Gershenson Properties Trust REIT	6,715	43,312
Regency Centers Corp REIT	36,521	970,363
Senior Housing Properties Trust REIT	55,473	777,731
Simon Property Group Inc REIT	49,565	1,716,932
Sovran Self Storage Inc REIT	3,392	68,111
Strategic Hotels & Resorts Inc REIT	50,222	34,653
Taubman Centers Inc REIT	5,063	86,274
Ventas Inc REIT	24,910	563,215
Vornado Realty Trust REIT	28,563	949,434
Weingarten Realty Investors REIT	370	3,522

		18,515,650

Health Care — 0.7%

Assisted Living Concepts Inc ‘A’ *	9,460	128,278
Capital Senior Living Corp *	7,310	17,836

		146,114

Total Common Stocks (Cost $35,846,683)		19,861,410

SHORT-TERM INVESTMENTS — 4.5%

Money Market Funds — 4.5%

BlackRock Liquidity Funds Institutional TempCash	63,489	63,489
BlackRock Liquidity Funds Institutional TempFund	872,667	872,667

Total Short-Term Investments (Cost $936,156)		936,156

TOTAL INVESTMENTS — 100.1% (Cost $36,782,839)		20,797,566

OTHER ASSETS & LIABILITIES, NET — (0.1%)		(22,889)

NET ASSETS — 100.0%		$20,774,677

Note to Schedule of Investments
(a)	As of March 31, 2009, the Fund was diversified by property sector as a percentage of net assets as follows:

Retail	19.3%
Residential	18.7%
Office/Industrial	16.8%
Health Care/Assisted Living	14.0%
Lodging	8.6%
Diversified	7.4%
Self-Storage	6.7%
Land	4.1%

95.6%
Short-Term Investments	4.5%
Other Assets & Liabilities, Net	(0.1%)

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page C-48

PACIFIC LIFE FUNDS
Schedule of Investments (Continued)
Explanation of Symbols and Terms
March 31, 2009

Explanation of Symbols:
*	Non-income producing securities.

+	Securities were fair valued under procedures established by the Funds’ Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

~	Securities are not registered under the Securities Act of 1933 (1933 Act). These securities are either (1) exempt from registration pursuant to Rule 144A of the 1933 Act and may only be sold to “qualified institutional buyers”, or (2) the securities comply with Regulation S rules governing offers and sales made outside the United States without registration under the 1933 Act and contain certain restrictions as to public resale.

^	Securities with their principal amount adjusted for inflation.

§	Variable rate securities. The rate shown is based on the latest available information as of March 31, 2009.

±	The security is a perpetual bond and has no definite maturity date.

‡	Securities were fully/partially segregated with the broker(s)/custodian as collateral for securities sold short, delayed delivery securities, futures contracts, written option contracts and/or swap contracts as of March 31, 2009.

“	Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.

à	Total shares owned by the Fund as of March 31, 2009 were less than one share.

Δ	Illiquid holdings. Holdings were reported as illiquid by the portfolio manager pursuant to Funds’ policy and procedures. (See Note 2T to Notes to Financial Statements).

Ω	Securities were in default as of March 31, 2009.
Counterparty Abbreviations:

BRC	Barclays
BNP	BNP Paribas
CIT	Citigroup
CSF	Credit Suisse
DUB	Deutsche Bank
GSC	Goldman Sachs
HSB	HSBC
JPM	JPMorgan Chase
MER	Merrill Lynch
MSC	Morgan Stanley
RBS	Royal Bank of Scotland
UBS	UBS
Currency Abbreviations:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Renminbi
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
USD	United States Dollar
Other Abbreviations:

ADR	American Depositary Receipt
CBOT	Chicago Board of Trade
CMBX	Commercial Mortgage-Backed Securities Index
CME	Chicago Mercantile Exchange
CMM	Constant Maturity Mortgage
CPI	Consumer Price Index
CVA	Certificaten Van Aandelen (Dutch Certificate)
FDR	Fiduciary Depositary Receipt
GDR	Global Depositary Receipt
HSI	Hong Kong Stock Exchange
LI	London Stock Exchange
LIBOR	London Interbank Offered Rate
‘NY’	New York Shares
OTC	Over the Counter
REIT	Real Estate Investment Trust
RNC	Riparmio Non-Convertible (Non-convertible savings shares on Italian Stock Exchanges)
SDR	Swedish Depositary Receipt
VVPR	Verminderde Voorheffing Precompte Reduit (Belgium dividend coupon)
XAMS	Amsterdam Stock Exchange
Note: The descriptions, industry and geographical classifications, and Standard and Poor’s quality ratings of the companies shown in the schedules of investments were obtained from published reports and other sources believed to be reliable, and are not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements

PACIFIC LIFE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2009

	PL Portfolio Optimization Funds					PL Money	PL Small-Cap	PL International
		Moderate-		Moderate-		Market	Growth	Value
	Conservative Fund	Conservative Fund	Moderate Fund	Aggressive Fund	Aggressive Fund	Fund	Fund	Fund

ASSETS
Investments, at cost	$90,454,677	$122,396,825	$448,750,117	$478,330,933	$217,768,073	$54,093,610	$28,388,296	$130,858,570

Investments in affiliates, at value	$81,628,130	$96,690,808	$313,393,856	$295,578,222	$125,241,673	$—	$—	$—
Investments, at value	—	—	—	—	—	54,093,610	23,251,573	77,267,486
Cash (1)	—	62,949	113,830	178,329	—	—	1,105,243	2,539,387
Foreign currency held, at value (2)	—	—	—	—	—	—	—	103,511
Receivables:
Dividends and interest	12	4	3	3	4	59,090	6,661	407,175
Foreign tax reclaim	—	—	—	—	—	—	—	62,763
Fund shares sold	517,945	885,399	752,199	837,927	384,358	1,547,839	3,963	67,372
Securities sold	528,691	—	—	—	29,054	—	39,419	321,129
Variation margin	—	—	—	—	—	—	—	11,111
Due from adviser and/or administrator	29,764	33,019	94,412	94,110	35,856	54,117	3,209	22,351
Forward foreign currency contracts appreciation	—	—	—	—	—	—	—	12,258
Prepaid expenses and other assets	16,666	20,866	32,211	33,273	22,419	7,054	5,373	8,896

Total Assets	82,721,208	97,693,045	314,386,511	296,721,864	125,713,364	55,761,710	24,415,441	80,823,439

LIABILITIES
Payables:
Fund shares redeemed	133,041	458,046	570,989	725,195	1,839,334	282,669	6,631	80,672
Securities purchased	—	62,949	113,830	178,329	—	—	316,936	1,880,189
Due to custodian	528,691	—	—	—	29,054	—	—	—
Income distributions	—	—	—	—	—	24	—	—
Accrued advisory fees	13,269	15,930	51,138	47,893	20,023	9,311	11,550	40,973
Accrued administration fees	19,904	23,894	76,707	71,839	30,035	13,966	5,775	18,911
Accrued support service expenses	4,863	8,105	29,900	30,981	13,509	2,702	2,522	7,745
Accrued custodian fees and expenses	2,000	2,000	2,000	2,000	2,000	2,677	5,104	12,620
Accrued legal and audit fees	16,813	28,136	103,723	107,543	46,894	9,379	8,753	26,955
Accrued deferred trustee compensation and expenses	556	2,179	7,971	8,323	3,246	5,862	3,103	5,785
Accrued distribution and/or service fees	6,729	7,836	24,442	23,881	9,386	2,603	1,174	3,883
Accrued transfer agency out-of-pocket expenses	9,700	17,201	67,153	73,340	32,343	4,672	3,956	12,010
Accrued other	5,087	8,494	31,323	32,463	14,156	3,888	3,454	11,996
Forward foreign currency contracts depreciation	—	—	—	—	—	—	—	117,597

Total Liabilities	740,653	634,770	1,079,176	1,301,787	2,039,980	337,753	368,958	2,219,336

NET ASSETS	$81,980,555	$97,058,275	$313,307,335	$295,420,077	$123,673,384	$55,423,957	$24,046,483	$78,604,103

(1)	Includes margin deposits of $96,278 held as collateral for futures contracts in the PL International Value Fund.

(2)	The cost of foreign currency for the PL International Value Fund was $102,958.
See Notes to Financial Statements

PACIFIC LIFE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
MARCH 31, 2009

	PL Portfolio Optimization Funds					PL Money	PL Small-Cap	PL International
		Moderate-		Moderate-		Market	Growth	Value
	Conservative Fund	Conservative Fund	Moderate Fund	Aggressive Fund	Aggressive Fund	Fund (1)	Fund	Fund

NET ASSETS CONSIST OF:
Paid-in capital	$92,829,497	$124,830,107	$452,361,395	$484,078,386	$223,128,492	$55,413,987	$41,087,748	$155,818,825
Undistributed/accumulated net investment income (loss)	303,757	1,228,258	4,260,234	2,957,061	1,100,813	9,970	(5,351)	357,602
Undistributed/accumulated net realized gain (loss)	(2,326,152)	(3,294,073)	(7,958,033)	(8,862,659)	(8,029,521)	—	(11,899,191)	(23,885,174)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	(8,826,547)	(25,706,017)	(135,356,261)	(182,752,711)	(92,526,400)	—	(5,136,723)	(53,687,150)

NET ASSETS	$81,980,555	$97,058,275	$313,307,335	$295,420,077	$123,673,384	$55,423,957	$24,046,483	$78,604,103

Class A Shares:
Net Assets	$32,817,431	$39,518,135	$137,204,957	$128,976,404	$59,937,132	$55,423,957	$24,046,483	$78,604,103
Shares of beneficial interest outstanding	3,714,100	4,724,271	17,232,090	17,642,149	8,665,072	55,424,733	4,092,176	12,810,606
Net Asset Value per share*	$8.84	$8.36	$7.96	$7.31	$6.92	$1.00	$5.88	$6.14
Sales Charge — Maximum is 5.50% of offering price	0.51	0.49	0.46	0.43	0.40	—	0.34	0.36

Maximum offering price per share	$9.35	$8.85	$8.42	$7.74	$7.32	$1.00	$6.22	$6.50

Class B Shares:**
Net Assets	$8,306,433	$11,942,586	$40,657,686	$43,587,403	$18,041,845
Shares of beneficial interest outstanding	947,316	1,438,612	5,148,493	6,049,066	2,683,913
Net Asset Value and offering price per share*	$8.77	$8.30	$7.90	$7.21	$6.72

Class C Shares:**
Net Assets	$37,659,192	$40,640,412	$123,121,662	$117,549,062	$43,588,281
Shares of beneficial interest outstanding	4,296,832	4,896,743	15,622,953	16,371,437	6,491,418
Net Asset Value and offering price per share*	$8.76	$8.30	$7.88	$7.18	$6.71

Class R Shares:**
Net Assets	$3,197,499	$4,957,142	$12,323,030	$5,307,208	$2,106,126
Shares of beneficial interest outstanding	363,056	594,101	1,554,640	726,847	306,266
Net Asset Value per share	$8.81	$8.34	$7.93	$7.30	$6.88

*	Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

**	Effective June 23, 2008, Class B, C and R shares are offered to the PL Portfolio Optimization Funds only (see Note 1 to Financial Statements).

(1)	PL Money Market Fund is not subject to a front-end sales load.
See Notes to Financial Statements

PACIFIC LIFE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
MARCH 31, 2009

	PL Large-Cap	PL Short Duration	PL Floating		PL Mid-Cap	PL Large-Cap	PL International	PL Small-Cap
	Value	Bond	Rate Loan	PL Growth LT	Equity	Growth	Large-Cap	Value
	Fund	Fund	Fund	Fund	Fund (1)	Fund	Fund	Fund

ASSETS
Investments, at cost	$81,518,098	$47,247,847	$27,925,291	$89,775,968	$77,060,682	$15,670,530	$91,091,126	$39,212,887

Investments, at value	$59,928,725	$47,117,818	$23,279,415	$73,894,315	$58,944,895	$16,218,966	$65,148,642	$27,152,385
Cash	2,733,809	—	4,474,067	—	—	315,288	—	—
Foreign currency held, at value (2)	—	—	—	314,571	—	—	—	—
Receivables:
Dividends and interest	221,757	282,030	92,143	68,420	72,964	6,850	234,017	37,251
Foreign tax reclaim	5,016	—	—	28,569	—	—	141,659	—
Fund shares sold	29,099	—	—	8,017	24,561	10,123	32,587	17,198
Securities sold	144,728	—	304,650	102,000	438,553	—	—	28,743
Variation margin	—	6,914	—	—	—	—	—	—
Due from adviser and/or administrator	12,353	7,617	724	17,367	11,806	2,307	12,593	8,263
Forward foreign currency contracts appreciation	—	—	—	13,741	—	—	—	—
Prepaid expenses and other assets	7,868	6,444	2,113	8,369	7,557	4,704	7,917	2,727

Total Assets	63,083,355	47,420,823	28,153,112	74,455,369	59,500,336	16,558,238	65,577,415	27,246,567

LIABILITIES
Payables:
Fund shares redeemed	44,549	—	292,602	10,292	2,086	2,617	11,956	—
Securities purchased	—	—	—	—	265,634	—	310,269	176,385
Income distributions	—	7	—	—	—	—	—	—
Accrued advisory fees	33,107	16,257	18,241	33,324	30,783	10,018	44,177	16,116
Accrued administration fees	15,280	12,193	7,296	18,176	14,207	4,007	15,592	6,446
Accrued support service expenses	6,484	3,963	2,522	7,385	6,124	1,621	6,484	3,062
Accrued custodian fees and expenses	3,317	3,128	2,193	11,750	4,579	5,372	16,840	5,855
Accrued legal and audit fees	22,509	13,825	8,754	25,635	21,259	5,627	22,509	10,629
Accrued deferred trustee compensation and expenses	6,307	2,149	—	4,601	1,337	8,944	3,950	—
Accrued distribution and/or service fees	3,076	2,270	1,347	3,640	2,912	807	3,172	1,325
Accrued transfer agency out-of-pocket expenses	10,187	6,113	3,872	11,487	9,423	2,602	10,083	4,702
Accrued other	7,206	5,716	5,229	8,644	6,945	2,032	8,527	4,153
Forward foreign currency contracts depreciation	—	—	—	162,684	—	—	—	—

Total Liabilities	152,022	65,621	342,056	297,618	365,289	43,647	453,559	228,673

NET ASSETS	$62,931,333	$47,355,202	$27,811,056	$74,157,751	$59,135,047	$16,514,591	$65,123,856	$27,017,894

(1)	Prior to July 1, 2008, the PL Mid-Cap Equity Fund was named the PL Mid-Cap Value Fund.

(2)	The cost of foreign currency for the PL Growth LT Fund was $332,589.
See Notes to Financial Statements

PACIFIC LIFE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
MARCH 31, 2009

	PL Large-Cap	PL Short Duration	PL Floating		PL Mid-Cap	PL Large-Cap	PL International	PL Small-Cap
	Value	Bond	Rate Loan	PL Growth LT	Equity	Growth	Large-Cap	Value
	Fund	Fund	Fund (1)	Fund	Fund (2)	Fund	Fund	Fund (1)

NET ASSETS CONSIST OF:
Paid-in capital	$97,432,544	$48,528,456	$34,533,841	$112,737,942	$108,358,922	$26,096,016	$98,128,589	$44,806,088
Undistributed/accumulated net investment income (loss)	361,833	2,835	26,404	1,422,768	111,142	(15,182)	770,005	83,827
Accumulated net realized loss	(13,273,861)	(1,086,255)	(2,103,313)	(23,954,049)	(31,219,230)	(10,114,679)	(7,827,390)	(5,811,519)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	(21,589,183)	(89,834)	(4,645,876)	(16,048,910)	(18,115,787)	548,436	(25,947,348)	(12,060,502)

NET ASSETS	$62,931,333	$47,355,202	$27,811,056	$74,157,751	$59,135,047	$16,514,591	$65,123,856	$27,017,894

Class A Shares:
Net Assets	$62,931,333	$47,355,202	$27,811,056	$74,157,751	$59,135,047	$16,514,591	$65,123,856	$27,017,894
Shares of beneficial interest outstanding	8,562,638	4,889,196	3,400,351	9,576,941	11,097,753	3,033,678	7,104,006	4,921,406
Net Asset Value per share*	$7.35	$9.69	$8.18	$7.74	$5.33	$5.44	$9.17	$5.49
Sales Charge — Maximum is 5.50% of offering price	0.43	0.56	—	0.45	0.31	0.32	0.53	—

Maximum offering price per share	$7.78	$10.25	$8.18	$8.19	$5.64	$5.76	$9.70	$5.49

*	Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

(1)	The PL Floating Rate Loan and PL Small-Cap Value Funds are offered to the PL Portfolio Optimization Funds only and are not subject to a front-end sales load.

(2)	Prior to July 1, 2008, the PL Mid-Cap Equity Fund was named the PL Mid-Cap Value Fund.
See Notes to Financial Statements

PACIFIC LIFE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
MARCH 31, 2009

	PL Main Street	PL Emerging	PL Managed	PL Inflation		PL Mid-Cap
	Core	Markets	Bond	Managed	PL Comstock	Growth	PL Real Estate
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

ASSETS
Investments, at cost	$118,857,241	$38,589,463	$227,626,653	$137,883,620	$106,129,779	$24,929,778	$36,782,839

Investments, at value	$84,264,290	$30,500,459	$212,580,870	$141,532,331	$74,806,923	$18,654,280	$20,797,566
Cash (1)	1,026,299	—	355,300	323,700	—	296,812	—
Foreign currency held, at value (2)	—	405,251	1,721,726	387,071	—	2,242	7,247
Receivables:
Dividends and interest	119,850	75,292	1,152,976	943,571	186,783	15,841	143,389
Foreign tax reclaim	—	971	—	—	—	—	—
Fund shares sold	37,724	7,467	16	—	68,783	8,607	43,569
Securities sold	58,741	167,401	160,548	6,211,903	—	147,782	—
Variation margin	—	—	5,663	4,725	—	—	—
Securities sold short	—	—	—	6,001,226	—	—	—
Swap agreements	—	—	1,210,733	49,115	—	—	—
Due from adviser and/or administrator	73,471	54,343	53,440	28,166	18,155	—	5,717
Forward foreign currency contracts appreciation	—	—	550,499	68,347	—	—	—
Prepaid expenses and other assets	5,311	1,877	11,331	8,108	8,591	4,930	5,310
Swap appreciation	—	—	9,353,752	749,881	—	—	—

Total Assets	85,585,686	31,213,061	227,156,854	156,308,144	75,089,235	19,130,494	21,002,798

LIABILITIES
Payables:
Fund shares redeemed	901	7,245	—	—	96,255	41,345	—
Securities purchased	174,812	284,345	76,327,341	63,405,152	—	174,653	182,095
Due to brokers	—	—	5,083,310	3,122,313	—	—	—
Securities covering shorts	—	—	—	714,470	—	—	—
Securities sold short, at value (proceeds $5,226,094)	—	—	—	5,290,548	—	—	—
Swap agreements	—	—	1,521,482	266,707	—	—	—
Income distributions	—	—	2,011	1,611	—	—	12
Deferred foreign capital gains tax	—	81	—	—	—	—	—
Accrued advisory fees	30,648	19,690	46,168	26,784	44,235	13,032	14,990
Accrued administration fees	20,432	7,384	34,626	20,088	17,694	4,625	4,996
Accrued support service expenses	8,286	2,882	11,888	6,845	7,745	1,801	2,702
Accrued custodian fees and expenses	27,099	43,415	21,604	16,681	5,216	4,409	4,735
Accrued legal and audit fees	28,762	10,004	41,267	23,760	26,886	6,253	9,379
Accrued deferred trustee compensation and expenses	2,023	1,416	11,065	4,018	5,011	5,372	840
Accrued distribution and/or service fees	4,205	1,524	6,566	3,891	3,665	936	1,004
Accrued transfer agency out-of-pocket expenses	12,723	4,425	18,517	10,966	12,093	2,970	4,171
Accrued interest	—	—	—	238	—	—	—
Accrued other	14,725	10,371	9,813	16,739	8,632	2,401	3,197
Forward foreign currency contracts depreciation	—	—	752,860	413,992	—	—	—
Outstanding options written, at value (premiums received $34,346 and $135,225, respectively)	—	—	12,369	269,876	—	—	—
Swap depreciation	—	—	5,531,478	1,427,420	—	—	—

Total Liabilities	324,616	392,782	89,432,365	75,042,099	227,432	257,797	228,121

NET ASSETS	$85,261,070	$30,820,279	$137,724,489	$81,266,045	$74,861,803	$18,872,697	$20,774,677

(1)	Includes margin deposits of $355,300 and $323,700 held as collateral for futures contracts in the PL Managed Bond and PL Inflation Managed Funds, respectively.

(2)	The cost of foreign currency for the PL Emerging Markets, PL Managed Bond, PL Inflation Managed, PL Mid-Cap Growth and PL Real Estate Funds were $406,593, $1,725,913, $396,402, $2,300 and $8,762, respectively.
See Notes to Financial Statements

PACIFIC LIFE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
MARCH 31, 2009

	PL Main Street	PL Emerging	PL Managed	PL Inflation		PL Mid-Cap
	Core	Markets	Bond	Managed	PL Comstock	Growth	PL Real Estate
	Fund (1)	Fund (1)	Fund	Fund	Fund	Fund	Fund

NET ASSETS CONSIST OF:
Paid-in capital	$143,408,830	$44,886,299	$147,499,730	$89,596,767	$138,054,027	$26,168,865	$45,035,168
Undistributed/accumulated net investment income (loss)	295,838	(9,143)	1,030,686	1,554,305	324,795	(11,865)	(1,638)
Undistributed/accumulated net realized gain (loss)	(23,850,647)	(5,964,576)	(836,465)	(12,745,099)	(32,194,163)	(1,008,438)	(8,272,060)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	(34,592,951)	(8,092,301)	(9,969,462)	2,860,072	(31,322,856)	(6,275,865)	(15,986,793)

NET ASSETS	$85,261,070	$30,820,279	$137,724,489	$81,266,045	$74,861,803	$18,872,697	$20,774,677

Class A Shares:
Net Assets	$85,261,070	$30,820,279	$137,724,489	$81,266,045	$74,861,803	$18,872,697	$20,774,677
Shares of beneficial interest outstanding	13,956,149	4,715,552	14,194,208	8,477,918	10,774,936	3,793,181	4,519,366
Net Asset Value per share*	$6.11	$6.54	$9.70	$9.59	$6.95	$4.98	$4.60
Sales Charge — Maximum is 5.50% of offering price	—	—	0.56	0.56	0.40	0.29	0.27

Maximum offering price per share	$6.11	$6.54	$10.26	$10.15	$7.35	$5.27	$4.87

*	Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

(1)	The PL Main Street Core and PL Emerging Markets Funds are offered to the PL Portfolio Optimization Funds only and are not subject to a front-end sales load.
See Notes to Financial Statements

PACIFIC LIFE FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2009

	PL Portfolio Optimization Funds					PL Money	PL Small-Cap	PL International
		Moderate-		Moderate-		Market	Growth	Value
	Conservative Fund	Conservative Fund	Moderate Fund	Aggressive Fund	Aggressive Fund	Fund	Fund (1)	Fund (1)

INVESTMENT INCOME
Dividends, net of foreign taxes withheld (2)	$—	$—	$—	$—	$—	$—	$86,025	$4,229,344
Dividends from affiliated mutual fund investments	2,756,893	3,554,747	9,759,804	7,002,620	1,883,191	—	—	—
Dividends from mutual fund investments	—	—	—	—	—	53,460	—	—
Interest	2,094	504	4,184	3,559	1,966	849,983	11,581	26,476

Total Investment Income	2,758,987	3,555,251	9,763,988	7,006,179	1,885,157	903,443	97,606	4,255,820

EXPENSES
Advisory fees	105,768	158,193	553,342	548,260	232,711	109,044	223,342	745,078
Administration fees	211,113	343,927	1,233,179	1,247,722	538,940	140,216	96,523	329,492
Support services expenses	16,486	30,425	111,912	117,133	51,888	26,080	18,096	42,507
Custodian fees and expenses	12,224	12,510	12,828	12,179	11,654	17,923	29,855	85,046
Shareholder report expenses	8,989	17,309	64,991	68,292	30,399	4,701	9,655	20,775
Distribution and/or service fees
Class A	69,261	111,181	430,098	438,134	204,818	112,954	75,854	259,543
Class B (3)	67,464	140,581	502,167	576,840	250,914	—	856	1,254
Class C (3)	312,231	474,540	1,599,990	1,583,361	618,406	—	622	2,152
Class R (3)	10,988	17,891	47,997	21,849	8,693	—	—	—
Transfer agency out-of-pocket expenses	32,072	62,318	243,456	263,470	117,265	15,968	22,407	56,144
Registration fees	50,764	51,731	61,402	69,223	57,326	32,483	18,589	20,885
Legal and audit fees	22,347	37,878	139,181	144,407	63,145	52,876	13,408	38,733
Trustees’ compensation and expenses	1,774	3,155	11,679	12,123	5,307	2,135	1,265	3,468
Money market government insurance expenses	—	—	—	—	—	10,262	—	—
Other	10,237	18,204	60,879	64,727	30,461	8,870	12,683	40,904

Total Expenses	931,718	1,479,843	5,073,101	5,167,720	2,221,927	533,512	523,155	1,645,981
Advisory Fee Waiver	—	—	—	—	—	(3,656)	—	—
Adviser Reimbursement and Administrator Reduction	(366,006)	(577,457)	(1,939,507)	(1,999,277)	(906,385)	(175,968)	(131,007)	(325,469)
Distribution and/or Service Fees Waiver	(169,675)	(273,902)	(979,621)	(989,089)	(426,483)	—	—	—

Net Expenses	396,037	628,484	2,153,973	2,179,354	889,059	353,888	392,148	1,320,512

NET INVESTMENT INCOME (LOSS)	2,362,950	2,926,767	7,610,015	4,826,825	996,098	549,555	(294,542)	2,935,308

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment securities from affiliated mutual fund investments	(2,217,777)	(3,688,766)	(11,649,503)	(12,811,104)	(9,655,739)	—	—	—
Investment security and forward transactions (2)	411	552	1,871	1,821	775	999	(9,372,520)	(23,286,576)
Futures contracts and swap transactions	—	—	—	—	—	—	—	(186,700)
Foreign currency transactions	—	—	—	—	—	—	—	(410,781)
Capital gain distributions from affiliated mutual fund investments	2,157,304	3,334,579	11,158,106	9,504,677	2,912,962	—	—	—

Net Realized Gain (Loss)	(60,062)	(353,635)	(489,526)	(3,304,606)	(6,742,002)	999	(9,372,520)	(23,884,057)

Net change in unrealized appreciation (depreciation) on:
Investment securities and forwards (2)	(10,145,423)	(27,263,143)	(136,212,676)	(174,885,094)	(82,036,121)	—	(2,691,164)	(48,839,675)
Futures contracts and swaps	—	—	—	—	—	—	—	(10,341)
Foreign currencies	—	—	—	—	—	—	—	(128,692)

Change in Net Unrealized Appreciation (Depreciation)	(10,145,423)	(27,263,143)	(136,212,676)	(174,885,094)	(82,036,121)	—	(2,691,164)	(48,978,708)

NET GAIN (LOSS)	(10,205,485)	(27,616,778)	(136,702,202)	(178,189,700)	(88,778,123)	999	(12,063,684)	(72,862,765)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($7,842,535)	($24,690,011)	($129,092,187)	($173,362,875)	($87,782,025)	$550,554	($12,358,226)	($69,927,457)

(1)	Class B and C Shares were converted to Class A shares on June 23, 2008 (see Note 1 to Financial Statements).

(2)	Dividends were net of $581,922 foreign tax withheld for the PL International Value Fund. No foreign tax was withheld on realized and change in unrealized capital gains for all these funds.

(3)	Class B, C and R shares are offered to the PL Portfolio Optimization Funds only.
See Notes to Financial Statements

PACIFIC LIFE FUNDS
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED MARCH 31, 2009

	PL Large-Cap	PL Short Duration	PL Floating		PL Mid-Cap	PL Large-Cap	PL International	PL Small-Cap
	Value	Bond	Rate Loan	PL Growth LT	Equity	Growth	Large-Cap	Value
	Fund (1)	Fund (1)	Fund (2)	Fund (1)	Fund (1), (3)	Fund (1)	Fund (1)	Fund

INVESTMENT INCOME
Dividends, net of foreign taxes withheld (4)	$2,102,790	$—	$—	$1,182,328	$1,643,796	$158,640	$2,344,788	$1,057,287
Dividends from mutual fund investments	79,033	94,294	—	22,565	71,044	—	11,752	24,893
Interest	33,757	2,543,627	1,733,680	52,744	—	2,678	25,633	3,065

Total Investment Income	2,215,580	2,637,921	1,733,680	1,257,637	1,714,840	161,318	2,382,173	1,085,245

EXPENSES
Advisory fees	537,632	292,451	180,609	514,871	537,024	175,225	761,686	240,082
Administration fees	240,073	198,153	72,244	268,237	237,995	67,910	263,614	94,425
Support services expenses	28,788	25,787	8,425	32,364	29,569	10,210	34,204	15,982
Custodian fees and expenses	19,891	19,238	8,753	69,952	33,002	32,920	111,063	33,608
Shareholder report expenses	13,032	9,073	5,195	10,554	13,766	3,764	15,867	11,325
Distribution and/or service fees
Class A	191,232	156,254	60,203	214,197	188,487	52,959	208,415	76,456
Class B	1,270	91	—	947	140	936	1,458	—
Class C	2,238	91	—	824	368	1,458	1,332	—
Transfer agency out-of-pocket expenses	38,083	28,115	12,415	36,611	38,794	11,100	44,028	24,097
Registration fees	19,781	19,058	182	18,648	21,283	18,271	19,596	225
Legal and audit fees	29,423	19,075	11,379	31,438	28,532	7,343	31,687	16,558
Trustees’ compensation and expenses	2,310	1,696	822	2,240	2,369	598	2,678	1,536
Offering expenses	—	—	5,206	—	—	—	—	2,955
Other	14,621	18,314	3,045	17,397	16,204	6,879	24,881	11,537

Total Expenses	1,138,374	787,396	368,478	1,218,280	1,147,533	389,573	1,520,509	528,786
Adviser Reimbursement and Administrator Reduction	(175,460)	(150,950)	(55,422)	(229,867)	(195,175)	(94,718)	(296,673)	(120,502)

Net Expenses	962,914	636,446	313,056	988,413	952,358	294,855	1,223,836	408,284

NET INVESTMENT INCOME (LOSS)	1,252,666	2,001,475	1,420,624	269,224	762,482	(133,537)	1,158,337	676,961

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment security and forward transactions (4)	(13,048,682)	(831,615)	(2,103,313)	(23,606,967)	(25,067,427)	(8,422,999)	(7,123,554)	(5,606,856)
Closed short positions	—	(781)	—	—	—	—	—	—
Futures contracts and swap transactions	—	693,714	—	—	—	—	—	—
Written option transactions	—	—	—	49,634	—	—	—	—
Foreign currency transactions	(2,629)	—	—	1,177,334	—	—	(71,168)	—

Net Realized Loss	(13,051,311)	(138,682)	(2,103,313)	(22,379,999)	(25,067,427)	(8,422,999)	(7,194,722)	(5,606,856)

Net change in unrealized appreciation (depreciation) on:
Investment securities and forwards (4)	(22,878,370)	(1,465,836)	(4,645,876)	(20,175,705)	(10,884,258)	(1,983,894)	(36,648,234)	(10,487,601)
Futures contracts and swaps	—	(253,364)	—	—	—	—	—	—
Foreign currencies	190	—	—	(36,421)	—	—	(31,138)	—

Change in Net Unrealized Depreciation	(22,878,180)	(1,719,200)	(4,645,876)	(20,212,126)	(10,884,258)	(1,983,894)	(36,679,372)	(10,487,601)

NET LOSS	(35,929,491)	(1,857,882)	(6,749,189)	(42,592,125)	(35,951,685)	(10,406,893)	(43,874,094)	(16,094,457)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($34,676,825)	$143,593	($5,328,565)	($42,322,901)	($35,189,203)	($10,540,430)	($42,715,757)	($15,417,496)

(1)	Class B and C Shares were converted to Class A Shares on June 23, 2008 (see Note 1 to Financial Statements).

(2)	Operations commenced on June 30, 2008.

(3)	Prior to July 1, 2008, the PL Mid-Cap Equity Fund was named the PL Mid-Cap Value Fund.

(4)	Dividends were net of $53,175, $0, $0, $98,273, $0, $0, $250,831 and $1,677 foreign taxes withheld respectively. No foreign tax was withheld on realized and change in unrealized capital gains for all funds.
See Notes to Financial Statements

PACIFIC LIFE FUNDS
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED MARCH 31, 2009

	PL Main Street	PL Emerging	PL Managed	PL Inflation		PL Mid-Cap
	Core	Markets	Bond	Managed	PL Comstock	Growth	PL Real Estate
	Fund	Fund	Fund (1)	Fund (1)	Fund (1)	Fund (1)	Fund (1)

INVESTMENT INCOME
Dividends, net of foreign taxes withheld (2)	$2,205,012	$945,423	$142,148	$6,833	$2,997,699	$199,166	$1,017,047
Dividends from mutual fund investments	10,550	30,396	30,521	20,687	25,857	8,230	26,408
Interest	9,143	—	8,545,142	4,959,145	45,025	18,002	65

Total Investment Income	2,224,705	975,819	8,717,811	4,986,665	3,068,581	225,398	1,043,520

EXPENSES
Advisory fees	533,269	326,184	738,801	465,295	823,384	239,441	304,475
Administration fees	329,533	119,184	509,334	317,753	319,298	97,563	99,817
Support services expenses	35,921	15,626	57,084	36,706	36,856	20,211	14,151
Custodian fees and expenses	181,075	234,302	105,271	96,084	32,460	33,189	33,413
Shareholder report expenses	12,487	5,997	21,691	15,031	11,498	9,903	6,003
Distribution and/or service fees
Class A	261,620	94,096	404,168	250,121	251,421	74,185	78,807
Class B	—	—	1,920	1,778	1,186	2,456	232
Class C	—	—	4,507	4,809	1,567	2,376	518
Transfer agency out-of-pocket expenses	43,465	18,394	70,077	46,400	42,700	22,867	17,058
Registration fees	623	220	20,262	19,767	20,596	21,270	19,950
Legal and audit fees	35,843	14,785	54,063	32,427	33,513	10,899	12,593
Trustees’ compensation and expenses	2,678	1,061	4,427	2,842	2,588	1,224	1,038
Interest on securities sold short	—	—	9,235	1,268	—	—	—
Other	42,629	50,635	116,743	76,550	17,420	12,085	9,142

Total Expenses	1,479,143	880,484	2,117,583	1,366,831	1,594,487	547,669	597,197
Adviser Reimbursement and Administrator Reduction	(370,309)	(347,289)	(472,001)	(341,417)	(214,389)	(138,724)	(118,370)

Net Expenses	1,108,834	533,195	1,645,582	1,025,414	1,380,098	408,945	478,827

NET INVESTMENT INCOME (LOSS)	1,115,871	442,624	7,072,229	3,961,251	1,688,483	(183,547)	564,693

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment security and forward transactions (2)	(13,983,275)	(3,335,253)	2,601,091	(8,532,001)	(31,371,559)	764,707	(6,939,500)
Closed short positions	—	—	295,525	(2,471,573)	—	—	—
Futures contracts and swap transactions	—	—	1,425,750	14,220	—	—	—
Written option transactions	—	—	(695,475)	230,681	—	—	—
Foreign currency transactions	—	(116,780)	1,449,727	573,248	—	(23,269)	5,728

Net Realized Gain (Loss)	(13,983,275)	(3,452,033)	5,076,618	(10,185,425)	(31,371,559)	741,438	(6,933,772)

Net change in unrealized appreciation (depreciation) on:
Investment securities and forwards (2)	(35,210,467)	(16,335,948)	(17,213,814)	2,390,346	(19,223,029)	(11,369,683)	(16,675,584)
Short positions	—	—	364,288	57,515	—	—	—
Futures contracts and swaps	—	—	2,626,300	(744,804)	—	—	—
Written options	—	—	544,377	(19,629)	—	—	—
Foreign currencies	—	(6,395)	(862,130)	(761,799)	—	(323)	(1,607)

Change in Net Unrealized Appreciation (Depreciation)	(35,210,467)	(16,342,343)	(14,540,979)	921,629	(19,223,029)	(11,370,006)	(16,677,191)

NET LOSS	(49,193,742)	(19,794,376)	(9,464,361)	(9,263,796)	(50,594,588)	(10,628,568)	(23,610,963)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	($48,077,871)	($19,351,752)	($2,392,132)	($5,302,545)	($48,906,105)	($10,812,115)	($23,046,270)

(1)	Class B and C shares were converted to class A shares on June 23, 2008 (see Note 1 to Financial Statements).

(2)	Dividends were net of $309, $84,961, $0, $0, $18,893, $6,285 and $5,406 foreign taxes withheld, respectively. Realized gains on investment security transactions for the PL Emerging Markets Fund are net of foreign capital gains tax withheld of $16,454. Change in unrealized appreciation (depreciation) on securities for the PL Emerging Markets Fund are net of decrease in deferred foreign capital gains tax of $11,496. No foreign tax was withheld on realized and change in unrealized capital gains for all other funds.
See Notes to Financial Statements

PACIFIC LIFE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	PL Portfolio Optimization		PL Portfolio Optimization		PL Portfolio Optimization		PL Portfolio Optimization
	Conservative Fund		Moderate-Conservative Fund		Moderate Fund		Moderate-Aggressive Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2009	March 31, 2008	March 31, 2009	March 31, 2008	March 31, 2009	March 31, 2008	March 31, 2009	March 31, 2008

OPERATIONS
Net investment income	$2,362,950	$1,031,918	$2,926,767	$2,123,461	$7,610,015	$6,014,229	$4,826,825	$3,871,871
Net realized gain (loss)	(60,062)	303,776	(353,635)	2,295,390	(489,526)	15,927,323	(3,304,606)	21,822,277
Net change in unrealized appreciation (depreciation)	(10,145,423)	400,329	(27,263,143)	(3,320,683)	(136,212,676)	(26,223,343)	(174,885,094)	(42,809,069)

Net Increase (Decrease) in Net Assets Resulting from Operations	(7,842,535)	1,736,023	(24,690,011)	1,098,168	(129,092,187)	(4,281,791)	(173,362,875)	(17,114,921)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(1,641,626)	(531,437)	(1,920,840)	(1,425,082)	(5,346,894)	(5,458,244)	(3,494,065)	(5,437,711)
Class B (1)	(385,564)	(93,827)	(521,376)	(333,338)	(1,186,397)	(1,215,376)	(770,401)	(1,410,876)
Class C (1)	(1,708,912)	(463,810)	(1,779,875)	(1,117,493)	(3,655,908)	(4,021,034)	(2,126,411)	(3,826,531)
Class R (1)	(137,814)	(23,368)	(162,397)	(59,244)	(338,218)	(195,594)	(94,421)	(64,206)
Net realized gains
Class A	(77,956)	(209,271)	(463,724)	(658,537)	(3,015,178)	(4,077,288)	(4,360,077)	(5,711,468)
Class B (1)	(17,164)	(45,198)	(143,096)	(205,953)	(878,553)	(1,200,808)	(1,431,835)	(1,947,303)
Class C (1)	(83,578)	(233,240)	(482,131)	(624,293)	(2,839,022)	(3,814,994)	(3,957,648)	(5,128,058)
Class R (1)	(4,870)	(8,338)	(31,484)	(24,240)	(140,300)	(122,276)	(90,242)	(57,135)

Net Decrease in Net Assets Resulting from Dividends and Distributions to Shareholders	(4,057,484)	(1,608,489)	(5,504,923)	(4,448,180)	(17,400,470)	(20,105,614)	(16,325,100)	(23,583,288)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	27,737,869	21,699,302	20,048,875	26,786,982	54,943,320	90,498,782	52,531,294	102,741,478
Class B (1)	6,816,787	2,889,866	4,872,041	6,478,280	13,122,408	22,739,582	12,746,047	26,122,220
Class C (1)	30,905,331	18,772,296	22,047,114	31,735,726	51,270,473	88,147,744	44,421,124	84,619,763
Class R (1)	2,738,316	1,423,394	4,137,093	2,222,980	10,601,328	9,780,636	4,839,945	2,834,483
Dividends and distribution reinvestments
Class A	1,606,526	671,896	2,231,636	1,922,011	7,825,444	8,883,146	7,460,708	10,557,264
Class B (1)	369,358	122,552	623,246	486,546	1,967,912	2,286,118	2,126,032	3,231,375
Class C (1)	1,694,017	640,312	2,094,559	1,613,168	6,178,571	7,435,720	5,847,376	8,623,537
Class R (1)	140,444	31,705	193,881	83,484	477,700	317,870	184,662	121,341
Cost of shares repurchased
Class A	(15,777,506)	(10,137,716)	(21,201,067)	(13,267,287)	(54,496,673)	(45,953,150)	(50,886,106)	(50,714,636)
Class B (1)	(2,532,332)	(941,476)	(4,731,976)	(3,575,516)	(12,097,503)	(9,420,718)	(11,843,706)	(12,248,484)
Class C (1)	(15,279,732)	(9,986,687)	(18,337,675)	(14,126,323)	(54,334,855)	(39,549,604)	(40,731,429)	(35,599,020)
Class R (1)	(906,046)	(35,505)	(1,441,555)	(573,828)	(2,927,683)	(4,215,753)	(621,833)	(501,459)

Net Increase in Net Assets from Capital Share Transactions	37,513,032	25,149,939	10,536,172	39,786,223	22,530,442	130,950,373	26,074,114	139,787,862

NET INCREASE (DECREASE) IN NET ASSETS	25,613,013	25,277,473	(19,658,762)	36,436,211	(123,962,215)	106,562,968	(163,613,861)	99,089,653

NET ASSETS
Beginning of Year	56,367,542	31,090,069	116,717,037	80,280,826	437,269,550	330,706,582	459,033,938	359,944,285

End of Year	$81,980,555	$56,367,542	$97,058,275	$116,717,037	$313,307,335	$437,269,550	$295,420,077	$459,033,938

Undistributed Net Investment Income	$303,757	$188,310	$1,228,258	$260,033	$4,260,234	$578,354	$2,957,061	$136,712

(1)	Effective June 23, 2008, Class B, C and R shares are offered to the PL Portfolio Optimization Funds only (See Note 1 to Financial Statements).
See Notes to Financial Statements

PACIFIC LIFE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PL Portfolio Optimization		PL Money Market		PL Small-Cap Growth		PL International Value
	Aggressive Fund		Fund		Fund (1)		Fund (1)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2009	March 31, 2008	March 31, 2009	March 31, 2008	March 31, 2009	March 31, 2008	March 31, 2009	March 31, 2008

OPERATIONS
Net investment income (loss)	$996,098	$465,955	$549,555	$1,040,367	($294,542)	($508,540)	$2,935,308	$1,610,801
Net realized gain (loss)	(6,742,002)	11,713,864	999	7	(9,372,520)	3,356,491	(23,884,057)	1,927,822
Net change in unrealized appreciation (depreciation)	(82,036,121)	(27,992,579)	—	—	(2,691,164)	(6,358,120)	(48,978,708)	(16,656,715)

Net Increase (Decrease) in Net Assets Resulting from Operations	(87,782,025)	(15,812,760)	550,554	1,040,374	(12,358,226)	(3,510,169)	(69,927,457)	(13,118,092)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	(2,489,729)	(549,555)	(1,040,367)	—	—	(2,617,399)	(1,059,002)
Class B (2)	—	(582,138)	—	—	—	—	—	(524)
Class C (2)	—	(1,511,445)	—	—	—	—	—	—
Class R (2)	—	(25,704)	—	—	—	—	—	—
Net realized gains
Class A	(2,731,262)	(3,003,207)	—	—	—	(5,415,705)	(20,366)	(2,423,998)
Class B (2)	(856,254)	(924,245)	—	—	—	(50,731)	—	(12,039)
Class C (2)	(2,100,835)	(2,231,500)	—	—	—	(43,934)	—	(21,820)
Class R (2)	(47,288)	(22,989)	—	—	—	—	—	—

Net Decrease in Net Assets Resulting from Dividends and Distributions to Shareholders	(5,735,639)	(10,790,957)	(549,555)	(1,040,367)	—	(5,510,370)	(2,637,765)	(3,517,383)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	28,434,551	55,707,224	95,268,593	91,048,917	5,483,255	6,194,051	34,071,651	64,544,215
Class B (2)	5,179,113	15,649,040	—	—	933	40,720	12,969	95,101
Class C (2)	19,826,235	51,641,272	—	—	488	49,726	1,889	127,475
Class R (2)	2,236,681	1,039,751	—	—	—	—	—	—
Dividends and distribution reinvestments
Class A	2,643,614	5,257,925	507,236	988,340	—	5,415,301	2,631,723	3,474,020
Class B (2)	819,198	1,446,408	—	—	—	50,731	—	12,500
Class C (2)	2,031,218	3,631,381	—	—	—	43,934	—	21,103
Class R (2)	47,288	48,325	—	—	—	—	—	—
Cost of shares repurchased
Class A	(23,039,029)	(27,705,613)	(82,989,302)	(70,498,425)	(6,926,273)	(6,867,565)	(10,927,150)	(4,620,026)
Class B (2)	(3,906,713)	(6,933,114)	—	—	(8,001)	(85,296)	(22,749)	(173,379)
Class C (2)	(19,576,097)	(25,231,817)	—	—	(58,646)	(159,671)	(131,720)	(536,005)
Class R (2)	(419,159)	(66,193)	—	—	—	—	—	—
Share class conversions
Class A (1)	—	—	—	—	625,267	—	1,304,727	—
Class B (1)	—	—	—	—	(374,698)	—	(508,837)	—
Class C (1)	—	—	—	—	(250,569)	—	(795,890)	—

Net Increase (Decrease) in Net Assets from Capital Share Transactions	14,276,900	74,484,589	12,786,527	21,538,832	(1,508,244)	4,681,931	25,636,613	62,945,004

NET INCREASE (DECREASE) IN NET ASSETS	(79,240,764)	47,880,872	12,787,526	21,538,839	(13,866,470)	(4,338,608)	(46,928,609)	46,309,529

NET ASSETS
Beginning of Year	202,914,148	155,033,276	42,636,431	21,097,592	37,912,953	42,251,561	125,532,712	79,223,183

End of Year	$123,673,384	$202,914,148	$55,423,957	$42,636,431	$24,046,483	$37,912,953	$78,604,103	$125,532,712

Undistributed/Accumulated Net Investment Income (Loss)	$1,100,813	($5,892)	$9,970	$8,980	($5,351)	($4,547)	$357,602	$450,483

(1)	Class B and Class C shares were converted to Class A shares on June 23, 2008 (see Note 1 to Financial Statements).

(2)	Effective June 23, 2008, Class B, C and R shares are offered to the PL Portfolio Optimization Funds only (see Note 1 to Financial Statements).
See Notes to Financial Statements

PACIFIC LIFE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PL Large-Cap Value		PL Short Duration Bond		PL Floating Rate Loan	PL Growth LT
	Fund (1)		Fund (1)		Fund	Fund (1)
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	March 31, 2009	March 31, 2008	March 31, 2009	March 31, 2008	March 31, 2009 (2)	March 31, 2009	March 31, 2008

OPERATIONS
Net investment income	$1,252,666	$527,773	$2,001,475	$2,704,236	$1,420,624	$269,224	$262,960
Net realized gain (loss)	(13,051,311)	880,800	(138,682)	1,759,234	(2,103,313)	(22,379,999)	2,686,394
Net change in unrealized appreciation (depreciation)	(22,878,180)	(8,447,223)	(1,719,200)	1,528,070	(4,645,876)	(20,212,126)	(5,069,364)

Net Increase (Decrease) in Net Assets Resulting from Operations	(34,676,825)	(7,038,650)	143,593	5,991,540	(5,328,565)	(42,322,901)	(2,120,010)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(963,279)	(500,421)	(1,955,303)	(2,704,239)	(1,416,589)	—	(290,119)
Class B	—	—	(177)	(1,158)	—	—	—
Class C	—	—	(164)	(3,947)	—	—	—
Net realized gains
Class A	(78,133)	(1,240,297)	(2,091,716)	—	—	(1,903,771)	(1,377,242)
Class B	—	(12,854)	—	—	—	—	(8,123)
Class C	—	(25,296)	—	—	—	—	(8,423)

Net Decrease in Net Assets Resulting from Dividends and Distributions to Shareholders	(1,041,412)	(1,778,868)	(4,047,360)	(2,709,344)	(1,416,589)	(1,903,771)	(1,683,907)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	32,783,087	21,853,160	9,690,468	16,073,706	38,826,706	42,232,556	19,685,481
Class B	891	55,034	—	173	—	945	39,696
Class C	4,759	65,017	2,046	28,127	—	1,963	49,752
Dividends and distribution reinvestments
Class A	1,039,920	1,737,222	4,047,008	2,704,239	1,416,589	1,901,816	1,666,001
Class B	—	12,814	177	1,151	—	—	8,101
Class C	—	24,124	152	3,879	—	—	7,716
Cost of shares repurchased
Class A	(5,390,569)	(2,663,274)	(46,232,179)	(5,193,251)	(5,687,085)	(3,658,479)	(2,309,247)
Class B	(75,841)	(122,103)	—	(8,201)	—	(3,740)	(79,779)
Class C	(196,162)	(500,553)	(16,783)	(426,662)	—	(33,231)	(495,041)
Share class conversions
Class A (1)	1,315,179	—	69,326	—	—	731,518	—
Class B (1)	(487,057)	—	(39,693)	—	—	(403,971)	—
Class C (1)	(828,122)	—	(29,633)	—	—	(327,547)	—

Net Increase (Decrease) in Net Assets from Capital Share Transactions	28,166,085	20,461,441	(32,509,111)	13,183,161	34,556,210	40,441,830	18,572,680

NET INCREASE (DECREASE) IN NET ASSETS	(7,552,152)	11,643,923	(36,412,878)	16,465,357	27,811,056	(3,784,842)	14,768,763

NET ASSETS
Beginning of Year/Period	70,483,485	58,839,562	83,768,080	67,302,723	—	77,942,593	63,173,830

End of Year/Period	$62,931,333	$70,483,485	$47,355,202	$83,768,080	$27,811,056	$74,157,751	$77,942,593

Undistributed/Accumulated Net Investment Income (Loss)	$361,833	$75,077	$2,835	$5,254	$26,404	$1,422,768	$(23,784)

(1)	Class B and C shares were converted to Class A shares on June 23, 2008 (see Note 1 to Financial Statements).

(2)	Operations commenced on June 30, 2008.
See Notes to Financial Statements

PACIFIC LIFE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PL Mid-Cap Equity		PL Large-Cap Growth		PL International Large-Cap		PL Small-Cap
	Fund (1), (2)		Fund (2)		Fund (2)		Value Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	March 31, 2009	March 31, 2008	March 31, 2009	March 31, 2008	March 31, 2009	March 31, 2008	March 31, 2009	March 31, 2008 (3)

OPERATIONS
Net investment income (loss)	$762,482	$446,836	($133,537)	($271,217)	$1,158,337	$1,057,411	$676,961	$168,897
Net realized gain (loss)	(25,067,427)	(1,322,294)	(8,422,999)	997,280	(7,194,722)	2,448,353	(5,606,856)	(311,080)
Net change in unrealized depreciation	(10,884,258)	(12,947,075)	(1,983,894)	(859,931)	(36,679,372)	(5,108,945)	(10,487,601)	(1,572,901)

Net Decrease in Net Assets Resulting from Operations	(35,189,203)	(13,822,533)	(10,540,430)	(133,868)	(42,715,757)	(1,603,181)	(15,417,496)	(1,715,084)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(881,742)	(220,826)	—	—	(406,311)	(866,389)	(543,357)	(118,054)
Class B	—	—	—	—	—	(2,106)	—	—
Class C	—	—	—	—	—	(1,225)	—	—
Net realized gains
Class A	(5,998)	(8,404,781)	—	—	(781,483)	(4,258,607)	—	—
Class B	—	(7,881)	—	—	—	(32,096)	—	—
Class C	—	(22,860)	—	—	—	(37,947)	—	—

Net Decrease in Net Assets Resulting from Dividends and Distributions to Shareholders	(887,740)	(8,656,348)	—	—	(1,187,794)	(5,198,370)	(543,357)	(118,054)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	16,998,453	30,097,244	3,318,893	3,533,877	16,839,960	23,343,032	26,354,167	25,756,137
Class B	1,150	17,494	1,647	28,524	17,226	92,953	—	—
Class C	66	33,517	1,242	84,574	5,667	87,980	—	—
Dividends and distribution reinvestments
Class A	887,735	8,625,604	—	—	1,186,517	5,118,160	543,357	118,054
Class B	—	7,796	—	—	—	34,170	—	—
Class C	—	22,857	—	—	—	38,494	—	—
Cost of shares repurchased
Class A	(8,086,875)	(2,292,165)	(3,413,704)	(6,893,473)	(6,188,203)	(2,506,948)	(3,030,610)	(4,929,220)
Class B	(25)	(44,073)	(8,980)	(57,744)	(600)	(143,775)	—	—
Class C	(11,832)	(94,464)	(95,193)	(274,963)	(81,491)	(386,656)	—	—
Share class conversions
Class A (2)	210,133	—	981,076	—	1,115,829	—	—	—
Class B (2)	(60,101)	—	(406,919)	—	(608,612)	—	—	—
Class C (2)	(150,032)	—	(574,157)	—	(507,217)	—	—	—

Net Increase (Decrease) in Net Assets from Capital Share Transactions	9,788,672	36,373,810	(196,095)	(3,579,205)	11,779,076	25,677,410	23,866,914	20,944,971

NET INCREASE (DECREASE) IN NET ASSETS	(26,288,271)	13,894,929	(10,736,525)	(3,713,073)	(32,124,475)	18,875,859	7,906,061	19,111,833

NET ASSETS
Beginning of Year/Period	85,423,318	71,528,389	27,251,116	30,964,189	97,248,331	78,372,472	19,111,833	—

End of Year/Period	$59,135,047	$85,423,318	$16,514,591	$27,251,116	$65,123,856	$97,248,331	$27,017,894	$19,111,833

Undistributed/Accumulated Net Investment Income (Loss)	$111,142	$224,019	($15,182)	($12,087)	$770,005	$89,152	$83,827	$56,640

(1)	Prior to July 1, 2008 the PL Mid-Cap Equity Fund was named the PL Mid-Cap Value Fund.

(2)	Class B and C shares were converted to Class A shares on June 23, 2008 (see Note 1 to Financial Statements).

(3)	Operations commenced on June 29, 2007.
See Notes to Financial Statements

PACIFIC LIFE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PL Main Street Core		PL Emerging Markets		PL Managed Bond		PL Inflation Managed
	Fund		Fund		Fund (1)		Fund (1)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2009	March 31, 2008	March 31, 2009	March 31, 2008	March 31, 2009	March 31, 2008	March 31, 2009	March 31, 2008

OPERATIONS
Net investment income	$1,115,871	$722,380	$442,624	$251,036	$7,072,229	$5,809,176	$3,961,251	$5,091,238
Net realized gain (loss)	(13,983,275)	(5,429,518)	(3,452,033)	8,880,626	5,076,618	4,465,452	(10,185,425)	9,105,556
Net change in unrealized appreciation (depreciation)	(35,210,467)	(6,306,883)	(16,342,343)	(1,172,814)	(14,540,979)	4,170,522	921,629	1,683,472

Net Increase (Decrease) in Net Assets Resulting from Operations	(48,077,871)	(11,014,021)	(19,351,752)	7,958,848	(2,392,132)	14,445,150	(5,302,545)	15,880,266

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(1,021,270)	(707,894)	(306,483)	(158,409)	(8,944,449)	(5,296,109)	(4,178,065)	(4,949,549)
Class B	—	—	—	—	(3,708)	(23,230)	(1,803)	(33,592)
Class C	—	—	—	—	(8,415)	(62,747)	(4,855)	(93,257)
Net realized gains
Class A	—	(5,703,935)	(6,235,734)	(6,068,532)	(7,903,449)	(156,804)	(7,952,335)	—
Class B	—	—	—	—	—	(1,161)	—	—
Class C	—	—	—	—	—	(3,392)	—	—

Net Decrease in Net Assets Resulting from Dividends and Distributions to Shareholders	(1,021,270)	(6,411,829)	(6,542,217)	(6,226,941)	(16,860,021)	(5,543,443)	(12,137,058)	(5,076,398)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	24,569,857	39,400,204	6,701,740	2,449,166	27,329,169	70,464,965	11,788,650	30,294,992
Class B	—	—	—	—	10,549	30,708	260	16,612
Class C	—	—	—	—	2,266	285,315	1,070	41,626
Dividends and distribution reinvestments
Class A	1,021,270	6,411,829	6,542,217	6,226,941	16,807,322	5,429,652	12,088,166	4,938,226
Class B	—	—	—	—	3,464	22,633	1,614	30,170
Class C	—	—	—	—	8,080	63,175	4,303	81,721
Cost of shares repurchased
Class A	(3,167,112)	(3,586,246)	(4,162,422)	(14,151,795)	(65,643,296)	(10,766,617)	(50,421,261)	(5,727,890)
Class B	—	—	—	—	(8,663)	(164,406)	(126,125)	(155,126)
Class C	—	—	—	—	(321,532)	(974,609)	(80,992)	(852,419)
Share class conversions
Class A (1)	—	—	—	—	2,590,719	—	2,785,176	—
Class B (1)	—	—	—	—	(824,773)	—	(718,824)	—
Class C (1)	—	—	—	—	(1,765,946)	—	(2,066,352)	—

Net Increase (Decrease) in Net Assets from Capital Share Transactions	22,424,015	42,225,787	9,081,535	(5,475,688)	(21,812,641)	64,390,816	(26,744,315)	28,667,912

NET INCREASE (DECREASE) IN NET ASSETS	(26,675,126)	24,799,937	(16,812,434)	3,743,781	(41,064,794)	73,292,523	(44,183,918)	39,471,780

NET ASSETS
Beginning of Year	111,936,196	87,136,259	47,632,713	51,376,494	178,789,283	105,496,760	125,449,963	85,978,183

End of Year	$85,261,070	$111,936,196	$30,820,279	$47,632,713	$137,724,489	$178,789,283	$81,266,045	$125,449,963

Undistributed/Accumulated Net Investment Income (Loss)	$295,838	$201,237	($9,143)	($29,522)	$1,030,686	$485,470	$1,554,305	$252,594

(1)	Class B and C shares were converted to Class A shares on June 23, 2008 (see Note 1 to Financial Statements).
See Notes to Financial Statements

PACIFIC LIFE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	PL Comstock		PL Mid-Cap Growth		PL Real Estate
	Fund (1)		Fund (1)		Fund (1)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2009	March 31, 2008	March 31, 2009	March 31, 2008	March 31, 2009	March 31, 2008

OPERATIONS
Net investment income (loss)	$1,688,483	$1,194,978	($183,547)	($147,165)	$564,693	$365,982
Net realized gain (loss)	(31,371,559)	1,601,296	741,438	10,548,598	(6,933,772)	109,934
Net change in unrealized depreciation	(19,223,029)	(21,558,939)	(11,370,006)	(4,475,115)	(16,677,191)	(7,743,766)

Net Increase (Decrease) in Net Assets Resulting from Operations	(48,906,105)	(18,762,665)	(10,812,115)	5,926,318	(23,046,270)	(7,267,850)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(1,691,349)	(1,042,485)	—	—	(587,647)	(527,192)
Class B	—	(293)	—	—	—	(531)
Class C	—	—	—	—	—	(1,573)
Net realized gains
Class A	—	(2,859,888)	(3,021,703)	(11,271,959)	—	(2,467,699)
Class B	—	(17,317)	—	(232,340)	—	(7,070)
Class C	—	(25,351)	—	(236,491)	—	(18,045)
Return of Capital
Class A	—	—	—	—	(23,684)	—

Net Decrease in Net Assets Resulting from Dividends and Distributions to Shareholders	(1,691,349)	(3,945,334)	(3,021,703)	(11,740,790)	(611,331)	(3,022,110)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	23,688,364	63,995,032	4,565,953	6,445,182	10,981,327	16,144,820
Class B	1,314	61,621	5,481	104,389	1,095	16,876
Class C	5,632	94,098	6,579	136,310	1,831	93,542
Dividends and distribution reinvestments
Class A	1,690,697	3,901,393	3,003,467	11,246,534	611,317	2,994,888
Class B	—	17,609	—	209,330	—	7,599
Class C	—	23,926	16	227,260	—	19,579
Cost of shares repurchased
Class A	(25,297,002)	(4,957,385)	(26,866,051)	(25,506,434)	(5,342,911)	(2,590,529)
Class B	(30,433)	(137,263)	(39,846)	(182,470)	(466)	(75,586)
Class C	(134,206)	(424,527)	(194,930)	(607,714)	(6,890)	(148,337)
Share class conversions
Class A (1)	1,054,821	—	1,945,550	—	304,189	—
Class B (1)	(467,415)	—	(1,041,725)	—	(95,040)	—
Class C (1)	(587,406)	—	(903,825)	—	(209,149)	—

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(75,634)	62,574,504	(19,519,331)	(7,927,613)	6,245,303	16,462,852

NET INCREASE (DECREASE) IN NET ASSETS	(50,673,088)	39,866,505	(33,353,149)	(13,742,085)	(17,412,298)	6,172,892

NET ASSETS
Beginning of Year	125,534,891	85,668,386	52,225,846	65,967,931	38,186,975	32,014,083

End of Year	$74,861,803	$125,534,891	$18,872,697	$52,225,846	$20,774,677	$38,186,975

Undistributed/Accumulated Net Investment Income (Loss)	$324,795	$327,661	($11,865)	($159,496)	($1,638)	$15,588

(1)	Class B and C shares were converted to Class A shares on June 23, 2008 (see Note 1 to Financial Statements).
See Notes to Financial Statements

PACIFIC LIFE FUNDS
STATEMENT OF CASH FLOWS (1)
FOR THE PERIOD ENDED MARCH 31, 2009

PL Floating
Rate Loan
Fund (2)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets from operations	($5,328,565)

Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchases of long-term securities	(43,654,245)
Proceeds from disposition of long-term securities	13,912,026
Increase in dividends and interest receivable	(92,143)
Increase in receivable for securities sold	(304,650)
Increase in due from adviser and/or administrator	(724)
Increase in other assets	(2,113)
Increase in accrued advisory fees	18,241
Increase in accrued administration fees	7,296
Increase in accrued support service fees	2,522
Increase in accrued custodian fees and expenses	2,193
Increase in legal and audit fees	8,754
Increase in accrued distribution and/or service fees	1,347
Increase in transfer agency out-of-pocket expenses	3,872
Increase in accrued other liabilities	5,229
Net amortization on investments	(286,385)
Net realized loss on investment securities	2,103,313
Net unrealized depreciation on investments	4,645,876

Net cash flow used by operating activities	(28,958,156)

CASH FLOWS FROM FINANCING ACTIVITIES (3):
Proceeds from shares sold	38,826,706
Payment of shares redeemed	(5,394,483)

Net cash flow provided by financing activities	33,432,223

NET INCREASE IN CASH	4,474,067

CASH:
Beginning of the period	—

End of the period	$4,474,067

(1)	Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within the Statement of Assets and Liabilities and includes cash on hand at its custodian bank and does not include any short-term investments. The PL Floating Rate Loan Fund has not met the exemption criteria under Statement of Financial Accounting Standards No. 102, Statement of Cash Flows — Exemption of Certain Enterprises and Classification of Cash Flows from Certain Securities Acquired for Resale, issued by the Financial Accounting Standards Board and therefore includes a Statement of Cash Flows. All other funds have met the exemption criteria.

(2)	Operations commenced on June 30, 2008.

(3)	Reinvestment of dividends was $1,416,589.
See Notes to Financial Statements

PACIFIC LIFE FUNDS
FINANCIAL HIGHLIGHTS
Selected per share, ratios and supplemental data for each year or period ended were as follows:

			Investment Activities			Distributions

		Net		Net
		Asset		Realized		Distributions
		Value,		and	Total	from	Distributions
		Beginning	Net	Unrealized	from	Net	from
		of Year	Investment	Gain	Investment	Investment	Capital	Total
For the Year or Period Ended		or Period	Income	(Loss)	Operations	Income	Gains	Distributions

PL Portfolio Optimization Conservative Fund
Class A:	4/1/2008 - 3/31/2009 (4)	$10.55	$0.37	($1.50)	($1.13)	($0.55)	($0.03)	($0.58)
	4/1/2007 - 3/31/2008 (4)	10.51	0.34	0.19	0.53	(0.35)	(0.14)	(0.49)
	4/1/2006 - 3/31/2007 (4)	10.34	0.29	0.33	0.62	(0.28)	(0.17)	(0.45)
	4/1/2005 - 3/31/2006 (4)	10.18	0.22	0.20	0.42	(0.23)	(0.03)	(0.26)
	4/1/2004 - 3/31/2005 (4)	10.15	0.13	0.05	0.18	(0.13)	(0.02)	(0.15)

Class B:	4/1/2008 - 3/31/2009 (4)	$10.49	$0.30	($1.50)	($1.20)	($0.49)	($0.03)	($0.52)
	4/1/2007 - 3/31/2008 (4)	10.46	0.26	0.19	0.45	(0.28)	(0.14)	(0.42)
	4/1/2006 - 3/31/2007 (4)	10.30	0.23	0.33	0.56	(0.23)	(0.17)	(0.40)
	4/1/2005 - 3/31/2006 (4)	10.14	0.17	0.20	0.37	(0.18)	(0.03)	(0.21)
	4/1/2004 - 3/31/2005 (4)	10.14	0.08	0.04	0.12	(0.10)	(0.02)	(0.12)

Class C:	4/1/2008 - 3/31/2009 (4)	$10.49	$0.30	($1.51)	($1.21)	($0.49)	($0.03)	($0.52)
	4/1/2007 - 3/31/2008 (4)	10.45	0.26	0.20	0.46	(0.28)	(0.14)	(0.42)
	4/1/2006 - 3/31/2007 (4)	10.29	0.23	0.33	0.56	(0.23)	(0.17)	(0.40)
	4/1/2005 - 3/31/2006 (4)	10.13	0.17	0.20	0.37	(0.18)	(0.03)	(0.21)
	4/1/2004 - 3/31/2005 (4)	10.13	0.08	0.04	0.12	(0.10)	(0.02)	(0.12)

Class R:	4/1/2008 - 3/31/2009 (4)	$10.53	$0.34	($1.50)	($1.16)	($0.53)	($0.03)	($0.56)
	4/1/2007 - 3/31/2008 (4)	10.50	0.31	0.19	0.50	(0.33)	(0.14)	(0.47)
	4/1/2006 - 3/31/2007 (4)	10.33	0.28	0.34	0.62	(0.28)	(0.17)	(0.45)
	9/30/2005 - 3/31/2006 (4)	10.35	0.11	0.09	0.20	(0.21)	(0.01)	(0.22)

PL Portfolio Optimization Moderate-Conservative Fund
Class A:	4/1/2008 - 3/31/2009 (4)	$10.96	$0.30	($2.36)	($2.06)	($0.44)	($0.10)	($0.54)
	4/1/2007 - 3/31/2008 (4)	11.21	0.28	(0.01)	0.27	(0.34)	(0.18)	(0.52)
	4/1/2006 - 3/31/2007 (4)	10.87	0.23	0.61	0.84	(0.25)	(0.25)	(0.50)
	4/1/2005 - 3/31/2006 (4)	10.33	0.18	0.57	0.75	(0.19)	(0.02)	(0.21)
	4/1/2004 - 3/31/2005 (4)	10.14	0.11	0.22	0.33	(0.12)	(0.02)	(0.14)

Class B:	4/1/2008 - 3/31/2009 (4)	$10.89	$0.23	($2.36)	($2.13)	($0.36)	($0.10)	($0.46)
	4/1/2007 - 3/31/2008 (4)	11.15	0.20	(0.02)	0.18	(0.26)	(0.18)	(0.44)
	4/1/2006 - 3/31/2007 (4)	10.82	0.17	0.61	0.78	(0.20)	(0.25)	(0.45)
	4/1/2005 - 3/31/2006 (4)	10.29	0.13	0.56	0.69	(0.14)	(0.02)	(0.16)
	4/1/2004 - 3/31/2005 (4)	10.13	0.06	0.21	0.27	(0.09)	(0.02)	(0.11)

Class C:	4/1/2008 - 3/31/2009 (4)	$10.89	$0.22	($2.35)	($2.13)	($0.36)	($0.10)	($0.46)
	4/1/2007 - 3/31/2008 (4)	11.16	0.20	(0.02)	0.18	(0.27)	(0.18)	(0.45)
	4/1/2006 - 3/31/2007 (4)	10.83	0.17	0.61	0.78	(0.20)	(0.25)	(0.45)
	4/1/2005 - 3/31/2006 (4)	10.29	0.13	0.57	0.70	(0.14)	(0.02)	(0.16)
	4/1/2004 - 3/31/2005 (4)	10.13	0.06	0.21	0.27	(0.09)	(0.02)	(0.11)

			Ratios/Supplemental Data
							Ratios of
		Net		Net	Ratios	Ratios	Net
		Asset		Assets,	of Expenses	of Expenses	Investment
		Value,		End of	After Expense	Before Expense	Income
		End of		Year or	Reductions to	Reductions to	to	Portfolio
		Year or	Total	Period	Average Net	Average Net	Average Net	Turnover
For the Year or Period Ended		Period	Returns (1)	(in thousands)	Assets (2), (3)	Assets (3)	Assets (3)	Rates

PL Portfolio Optimization Conservative Fund
Class A:	4/1/2008 - 3/31/2009 (4)	$8.84	(10.78%)	$32,817	0.16%	0.95%	3.91%	26.41%
	4/1/2007 - 3/31/2008 (4)	10.55	5.15%	24,003	0.00%	0.94%	3.20%	43.30%
	4/1/2006 - 3/31/2007 (4)	10.51	6.12%	11,730	0.02%	1.37%	2.77%	35.84%
	4/1/2005 - 3/31/2006 (4)	10.34	4.12%	9,887	0.03%	1.57%	2.17%	66.26%
	4/1/2004 - 3/31/2005 (4)	10.18	1.74%	8,262	0.00%	2.35%	1.29%	20.21%

Class B:	4/1/2008 - 3/31/2009 (4)	$8.77	(11.51%)	$8,306	0.91%	1.70%	3.16%	26.41%
	4/1/2007 - 3/31/2008 (4)	10.49	4.42%	4,895	0.75%	1.69%	2.45%	43.30%
	4/1/2006 - 3/31/2007 (4)	10.46	5.52%	2,822	0.58%	1.93%	2.20%	35.84%
	4/1/2005 - 3/31/2006 (4)	10.30	3.56%	1,923	0.53%	2.07%	1.67%	66.26%
	4/1/2004 - 3/31/2005 (4)	10.14	1.25%	1,450	0.50%	2.85%	0.79%	20.21%

Class C:	4/1/2008 - 3/31/2009 (4)	$8.76	(11.63%)	$37,659	0.91%	1.70%	3.16%	26.41%
	4/1/2007 - 3/31/2008 (4)	10.49	4.48%	25,841	0.75%	1.69%	2.45%	43.30%
	4/1/2006 - 3/31/2007 (4)	10.45	5.55%	16,322	0.58%	1.93%	2.20%	35.84%
	4/1/2005 - 3/31/2006 (4)	10.29	3.65%	11,342	0.53%	2.07%	1.67%	66.26%
	4/1/2004 - 3/31/2005 (4)	10.13	1.18%	8,908	0.50%	2.85%	0.79%	20.21%

Class R:	4/1/2008 - 3/31/2009 (4)	$8.81	(11.07%)	$3,197	0.41%	1.20%	3.66%	26.41%
	4/1/2007 - 3/31/2008 (4)	10.53	4.90%	1,629	0.25%	1.19%	2.95%	43.30%
	4/1/2006 - 3/31/2007 (4)	10.50	6.13%	216	0.10%	1.43%	2.68%	35.84%
	9/30/2005 - 3/31/2006 (4)	10.33	1.90%	10	0.03%	1.57%	2.17%	66.26%

PL Portfolio Optimization Moderate-Conservative Fund
Class A:	4/1/2008 - 3/31/2009 (4)	$8.36	(19.15%)	$39,518	0.14%	0.92%	3.10%	31.68%
	4/1/2007 - 3/31/2008 (4)	10.96	2.31%	50,389	0.00%	0.82%	2.50%	10.38%
	4/1/2006 - 3/31/2007 (4)	11.21	7.93%	36,345	0.01%	1.18%	2.13%	18.25%
	4/1/2005 - 3/31/2006 (4)	10.87	7.23%	28,292	0.02%	1.32%	1.72%	37.91%
	4/1/2004 - 3/31/2005 (4)	10.33	3.28%	19,664	0.00%	1.74%	1.05%	7.82%

Class B:	4/1/2008 - 3/31/2009 (4)	$8.30	(19.85%)	$11,943	0.89%	1.67%	2.35%	31.68%
	4/1/2007 - 3/31/2008 (4)	10.89	1.53%	15,092	0.75%	1.57%	1.75%	10.38%
	4/1/2006 - 3/31/2007 (4)	11.15	7.39%	12,098	0.58%	1.75%	1.56%	18.25%
	4/1/2005 - 3/31/2006 (4)	10.82	6.70%	9,058	0.52%	1.82%	1.22%	37.91%
	4/1/2004 - 3/31/2005 (4)	10.29	2.69%	6,699	0.50%	2.24%	0.55%	7.82%

Class C:	4/1/2008 - 3/31/2009 (4)	$8.30	(19.84%)	$40,640	0.89%	1.67%	2.35%	31.68%
	4/1/2007 - 3/31/2008 (4)	10.89	1.51%	48,205	0.75%	1.57%	1.75%	10.38%
	4/1/2006 - 3/31/2007 (4)	11.16	7.38%	30,464	0.58%	1.75%	1.56%	18.25%
	4/1/2005 - 3/31/2006 (4)	10.83	6.80%	23,860	0.52%	1.82%	1.22%	37.91%
	4/1/2004 - 3/31/2005 (4)	10.29	2.70%	15,375	0.50%	2.24%	0.55%	7.82%

See Notes to Financial Statements	See explanation of references on E-7

PACIFIC LIFE FUNDS
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

			Investment Activities			Distributions

		Net		Net
		Asset		Realized		Distributions
		Value,		and	Total	from	Distributions
		Beginning	Net	Unrealized	from	Net	from
		of Year	Investment	Gain	Investment	Investment	Capital	Total
For the Year or Period Ended		or Period	Income	(Loss)	Operations	Income	Gains	Distributions

PL Portfolio Optimization Moderate-Conservative Fund (Continued)
Class R:	4/1/2008 - 3/31/2009 (4)	$10.94	$0.27	($2.36)	($2.09)	($0.41)	($0.10)	($0.51)
	4/1/2007 - 3/31/2008 (4)	11.20	0.25	(0.01)	0.24	(0.32)	(0.18)	(0.50)
	4/1/2006 - 3/31/2007 (4)	10.87	0.22	0.61	0.83	(0.25)	(0.25)	(0.50)
	9/30/2005 - 3/31/2006 (4)	10.67	0.09	0.29	0.38	(0.17)	(0.01)	(0.18)

PL Portfolio Optimization Moderate Fund
Class A:	4/1/2008 - 3/31/2009 (4)	$11.51	$0.23	($3.30)	($3.07)	($0.31)	($0.17)	($0.48)
	4/1/2007 - 3/31/2008 (4)	12.08	0.23	(0.17)	0.06	(0.35)	(0.28)	(0.63)
	4/1/2006 - 3/31/2007 (4)	11.56	0.18	0.88	1.06	(0.22)	(0.32)	(0.54)
	4/1/2005 - 3/31/2006 (4)	10.54	0.15	1.06	1.21	(0.16)	(0.03)	(0.19)
	4/1/2004 - 3/31/2005 (4)	10.14	0.08	0.43	0.51	(0.09)	(0.02)	(0.11)

Class B:	4/1/2008 - 3/31/2009 (4)	$11.44	$0.16	($3.30)	($3.14)	($0.23)	($0.17)	($0.40)
	4/1/2007 - 3/31/2008 (4)	12.02	0.14	(0.17)	(0.03)	(0.27)	(0.28)	(0.55)
	4/1/2006 - 3/31/2007 (4)	11.51	0.11	0.89	1.00	(0.17)	(0.32)	(0.49)
	4/1/2005 - 3/31/2006 (4)	10.50	0.09	1.07	1.16	(0.12)	(0.03)	(0.15)
	4/1/2004 - 3/31/2005 (4)	10.13	0.03	0.43	0.46	(0.07)	(0.02)	(0.09)

Class C:	4/1/2008 - 3/31/2009 (4)	$11.42	$0.16	($3.30)	($3.14)	($0.23)	($0.17)	($0.40)
	4/1/2007 - 3/31/2008 (4)	12.00	0.14	(0.17)	(0.03)	(0.27)	(0.28)	(0.55)
	4/1/2006 - 3/31/2007 (4)	11.50	0.11	0.88	0.99	(0.17)	(0.32)	(0.49)
	4/1/2005 - 3/31/2006 (4)	10.49	0.09	1.07	1.16	(0.12)	(0.03)	(0.15)
	4/1/2004 - 3/31/2005 (4)	10.12	0.03	0.43	0.46	(0.07)	(0.02)	(0.09)

Class R:	4/1/2008 - 3/31/2009 (4)	$11.48	$0.20	($3.29)	($3.09)	($0.29)	($0.17)	($0.46)
	4/1/2007 - 3/31/2008 (4)	12.06	0.20	(0.17)	0.03	(0.33)	(0.28)	(0.61)
	4/1/2006 - 3/31/2007 (4)	11.56	0.16	0.88	1.04	(0.22)	(0.32)	(0.54)
	9/30/2005 - 3/31/2006 (4)	11.05	0.07	0.60	0.67	(0.15)	(0.01)	(0.16)

PL Portfolio Optimization Moderate-Aggressive Fund
Class A:	4/1/2008 - 3/31/2009 (4)	$11.79	$0.16	($4.21)	($4.05)	($0.19)	($0.24)	($0.43)
	4/1/2007 - 3/31/2008 (4)	12.74	0.17	(0.41)	(0.24)	(0.33)	(0.38)	(0.71)
	4/1/2006 - 3/31/2007 (4)	12.02	0.12	1.12	1.24	(0.20)	(0.32)	(0.52)
	4/1/2005 - 3/31/2006 (4)	10.66	0.10	1.44	1.54	(0.13)	(0.05)	(0.18)
	4/1/2004 - 3/31/2005 (4)	10.11	0.05	0.58	0.63	(0.06)	(0.02)	(0.08)

Class B:	4/1/2008 - 3/31/2009 (4)	$11.69	$0.08	($4.19)	($4.11)	($0.13)	($0.24)	($0.37)
	4/1/2007 - 3/31/2008 (4)	12.67	0.07	(0.41)	(0.34)	(0.26)	(0.38)	(0.64)
	4/1/2006 - 3/31/2007 (4)	11.97	0.05	1.13	1.18	(0.16)	(0.32)	(0.48)
	4/1/2005 - 3/31/2006 (4)	10.63	0.04	1.45	1.49	(0.10)	(0.05)	(0.15)
	4/1/2004 - 3/31/2005 (4)	10.10	— (5)	0.58	0.58	(0.03)	(0.02)	(0.05)

			Ratios/Supplemental Data
							Ratios of
		Net		Net	Ratios	Ratios	Net
		Asset		Assets,	of Expenses	of Expenses	Investment
		Value,		End of	After Expense	Before Expense	Income
		End of		Year or	Reductions to	Reductions to	to	Portfolio
		Year or	Total	Period	Average Net	Average Net	Average Net	Turnover
For the Year or Period Ended		Period	Returns (1)	(in thousands)	Assets (2), (3)	Assets (3)	Assets (3)	Rates

PL Portfolio Optimization Moderate-Conservative Fund (Continued)
Class R:	4/1/2008 - 3/31/2009 (4)	$8.34	(19.36%)	$4,957	0.39%	1.17%	2.85%	31.68%
	4/1/2007 - 3/31/2008 (4)	10.94	2.03%	3,031	0.25%	1.07%	2.25%	10.38%
	4/1/2006 - 3/31/2007 (4)	11.20	7.84%	1,373	0.10%	1.25%	2.04%	18.25%
	9/30/2005 - 3/31/2006 (4)	10.87	3.63%	290	0.02%	1.32%	1.72%	37.91%

PL Portfolio Optimization Moderate Fund
Class A:	4/1/2008 - 3/31/2009 (4)	$7.96	(27.25%)	$137,205	0.14%	0.89%	2.35%	25.95%
	4/1/2007 - 3/31/2008 (4)	11.51	0.28%	192,707	0.00%	0.78%	1.90%	5.01%
	4/1/2006 - 3/31/2007 (4)	12.08	9.41%	149,905	0.00%	1.06%	1.51%	8.24%
	4/1/2005 - 3/31/2006 (4)	11.56	11.58%	95,079	0.00%	1.20%	1.33%	26.54%
	4/1/2004 - 3/31/2005 (4)	10.54	5.09%	53,783	0.00%	1.41%	0.82%	5.78%

Class B:	4/1/2008 - 3/31/2009 (4)	$7.90	(27.95%)	$40,658	0.89%	1.64%	1.60%	25.95%
	4/1/2007 - 3/31/2008 (4)	11.44	(0.48%)	56,387	0.75%	1.53%	1.15%	5.01%
	4/1/2006 - 3/31/2007 (4)	12.02	8.88%	43,774	0.57%	1.63%	0.94%	8.24%
	4/1/2005 - 3/31/2006 (4)	11.51	11.10%	31,687	0.50%	1.70%	0.83%	26.54%
	4/1/2004 - 3/31/2005 (4)	10.50	4.55%	19,414	0.50%	1.91%	0.32%	5.78%

Class C:	4/1/2008 - 3/31/2009 (4)	$7.88	(28.02%)	$123,122	0.89%	1.64%	1.60%	25.95%
	4/1/2007 - 3/31/2008 (4)	11.42	(0.46%)	180,421	0.75%	1.53%	1.15%	5.01%
	4/1/2006 - 3/31/2007 (4)	12.00	8.82%	134,695	0.57%	1.63%	0.94%	8.24%
	4/1/2005 - 3/31/2006 (4)	11.50	11.12%	88,774	0.50%	1.70%	0.83%	26.54%
	4/1/2004 - 3/31/2005 (4)	10.49	4.53%	52,510	0.50%	1.91%	0.32%	5.78%

Class R:	4/1/2008 - 3/31/2009 (4)	$7.93	(27.48%)	$12,323	0.39%	1.14%	2.10%	25.95%
	4/1/2007 - 3/31/2008 (4)	11.48	0.05%	7,754	0.25%	1.03%	1.65%	5.01%
	4/1/2006 - 3/31/2007 (4)	12.06	9.24%	2,332	0.11%	1.13%	1.40%	8.24%
	9/30/2005 - 3/31/2006 (4)	11.56	6.16%	13	0.00%	1.20%	1.33%	26.54%

PL Portfolio Optimization Moderate-Aggressive Fund
Class A:	4/1/2008 - 3/31/2009 (4)	$7.31	(35.15%)	$128,976	0.14%	0.89%	1.63%	22.98%
	4/1/2007 - 3/31/2008 (4)	11.79	(2.25%)	203,091	0.00%	0.78%	1.30%	5.05%
	4/1/2006 - 3/31/2007 (4)	12.74	10.57%	158,754	0.00%	1.05%	1.02%	6.96%
	4/1/2005 - 3/31/2006 (4)	12.02	14.59%	93,498	0.00%	1.19%	0.86%	27.98%
	4/1/2004 - 3/31/2005 (4)	10.66	6.26%	43,986	0.00%	1.43%	0.52%	10.16%

Class B:	4/1/2008 - 3/31/2009 (4)	$7.21	(35.97%)	$43,587	0.89%	1.64%	0.88%	22.98%
	4/1/2007 - 3/31/2008 (4)	11.69	(3.04%)	68,162	0.75%	1.53%	0.55%	5.05%
	4/1/2006 - 3/31/2007 (4)	12.67	10.11%	56,938	0.57%	1.62%	0.44%	6.96%
	4/1/2005 - 3/31/2006 (4)	11.97	14.09%	35,154	0.50%	1.69%	0.36%	27.98%
	4/1/2004 - 3/31/2005 (4)	10.63	5.79%	18,954	0.50%	1.93%	0.02%	10.16%

See Notes to Financial Statements	See explanation of references on E-7

PACIFIC LIFE FUNDS
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

				Investment Activities				Distributions

			Net			Net
			Asset			Realized		Distributions
			Value,	Net		and	Total	from	Distributions
			Beginning	Investment		Unrealized	from	Net	from
			of Year	Income		Gain	Investment	Investment	Capital	Total
For the Year or Period Ended			or Period	(Loss)		(Loss)	Operations	Income	Gains	Distributions

PL Portfolio Optimization Moderate-Aggressive Fund
(Continued)
Class C:	4/1/2008 - 3/31/2009	(4)	$11.67	$0.08		($4.20)	($4.12)	($0.13)	($0.24)	($0.37)
	4/1/2007 - 3/31/2008	(4)	12.65	0.07		(0.41)	(0.34)	(0.26)	(0.38)	(0.64)
	4/1/2006 - 3/31/2007	(4)	11.95	0.05		1.13	1.18	(0.16)	(0.32)	(0.48)
	4/1/2005 - 3/31/2006	(4)	10.61	0.04		1.45	1.49	(0.10)	(0.05)	(0.15)
	4/1/2004 - 3/31/2005	(4)	10.09	—	(5)	0.57	0.57	(0.03)	(0.02)	(0.05)

Class R:	4/1/2008 - 3/31/2009	(4)	$11.79	$0.13		($4.21)	($4.08)	($0.17)	($0.24)	($0.41)
	4/1/2007 - 3/31/2008	(4)	12.74	0.13		(0.39)	(0.26)	(0.31)	(0.38)	(0.69)
	4/1/2006 - 3/31/2007	(4)	12.02	0.11		1.13	1.24	(0.20)	(0.32)	(0.52)
	9/30/2005 - 3/31/2006	(4)	11.28	0.05		0.83	0.88	(0.13)	(0.01)	(0.14)

PL Portfolio Optimization Aggressive Fund
Class A:	4/1/2008 - 3/31/2009	(4)	$12.04	$0.09		($4.88)	($4.79)	$—	($0.33)	($0.33)
	4/1/2007 - 3/31/2008	(4)	13.49	0.08		(0.77)	(0.69)	(0.33)	(0.43)	(0.76)
	4/1/2006 - 3/31/2007	(4)	12.57	0.07		1.46	1.53	(0.19)	(0.42)	(0.61)
	4/1/2005 - 3/31/2006	(4)	10.75	0.05		1.94	1.99	(0.11)	(0.06)	(0.17)
	4/1/2004 - 3/31/2005	(4)	10.08	0.02		0.70	0.72	(0.02)	(0.03)	(0.05)

Class B:	4/1/2008 - 3/31/2009	(4)	$11.93	$0.02		($4.90)	($4.88)	$—	($0.33)	($0.33)
	4/1/2007 - 3/31/2008	(4)	13.41	(0.02)		(0.78)	(0.80)	(0.25)	(0.43)	(0.68)
	4/1/2006 - 3/31/2007	(4)	12.52	(—	)(5)	1.46	1.46	(0.15)	(0.42)	(0.57)
	4/1/2005 - 3/31/2006	(4)	10.72	(0.01)		1.94	1.93	(0.07)	(0.06)	(0.13)
	4/1/2004 - 3/31/2005	(4)	10.07	(0.03)		0.71	0.68	—	(0.03)	(0.03)

Class C:	4/1/2008 - 3/31/2009	(4)	$11.92	$0.02		($4.90)	($4.88)	$—	($0.33)	($0.33)
	4/1/2007 - 3/31/2008	(4)	13.40	(0.02)		(0.77)	(0.79)	(0.26)	(0.43)	(0.69)
	4/1/2006 - 3/31/2007	(4)	12.51	(—	)(5)	1.46	1.46	(0.15)	(0.42)	(0.57)
	4/1/2005 - 3/31/2006	(4)	10.72	(0.01)		1.93	1.92	(0.07)	(0.06)	(0.13)
	4/1/2004 - 3/31/2005	(4)	10.07	(0.03)		0.71	0.68	—	(0.03)	(0.03)

Class R:	4/1/2008 - 3/31/2009	(4)	$12.03	$0.06		($4.88)	($4.82)	$—	($0.33)	($0.33)
	4/1/2007 - 3/31/2008	(4)	13.49	0.05		(0.77)	(0.72)	(0.31)	(0.43)	(0.74)
	4/1/2006 - 3/31/2007	(4)	12.57	0.05		1.48	1.53	(0.19)	(0.42)	(0.61)
	9/30/2005 - 3/31/2006	(4)	11.50	0.02		1.17	1.19	(0.11)	(0.01)	(0.12)

				Ratios/Supplemental Data
									Ratios of
			Net			Net	Ratios	Ratios	Net
			Asset			Assets,	of Expenses	of Expenses	Investment
			Value,			End of	After Expense	Before Expense	Income
			End of			Year or	Reductions to	Reductions to	(Loss) to	Portfolio
			Year or	Total		Period	Average Net	Average Net	Average Net	Turnover
For the Year or Period Ended			Period	Returns (1)		(in thousands)	Assets (2), (3)	Assets (3)	Assets (3)	Rates

PL Portfolio Optimization Moderate-Aggressive Fund
(Continued)
Class C:	4/1/2008 - 3/31/2009	(4)	$7.18	(36.12%)		$117,549	0.89%	1.64%	0.88%	22.98%
	4/1/2007 - 3/31/2008	(4)	11.67	(3.03%)		184,634	0.75%	1.53%	0.55%	5.05%
	4/1/2006 - 3/31/2007	(4)	12.65	10.12%		143,281	0.57%	1.62%	0.44%	6.96%
	4/1/2005 - 3/31/2006	(4)	11.95	14.13%		90,306	0.50%	1.69%	0.36%	27.98%
	4/1/2004 - 3/31/2005	(4)	10.61	5.72%		48,159	0.50%	1.93%	0.02%	10.16%

Class R:	4/1/2008 - 3/31/2009	(4)	$7.30	(35.38%)		$5,307	0.39%	1.14%	1.38%	22.98%
	4/1/2007 - 3/31/2008	(4)	11.79	(2.39%)		3,147	0.25%	1.03%	1.05%	5.05%
	4/1/2006 - 3/31/2007	(4)	12.74	10.57%		971	0.10%	1.12%	0.92%	6.96%
	9/30/2005 - 3/31/2006	(4)	12.02	7.92%		11	0.00%	1.19%	0.86%	27.98%

PL Portfolio Optimization Aggressive Fund
Class A:	4/1/2008 - 3/31/2009	(4)	$6.92	(40.88%)		$59,937	0.14%	0.92%	0.97%	18.16%
	4/1/2007 - 3/31/2008	(4)	12.04	(5.70%)		96,230	0.00%	0.80%	0.62%	9.66%
	4/1/2006 - 3/31/2007	(4)	13.49	12.53%		75,546	0.00%	1.09%	0.54%	10.14%
	4/1/2005 - 3/31/2006	(4)	12.57	18.59%		39,397	0.00%	1.29%	0.42%	42.51%
	4/1/2004 - 3/31/2005	(4)	10.75	7.17%		18,244	0.00%	1.75%	0.23%	22.37%

Class B:	4/1/2008 - 3/31/2009	(4)	$6.72	(42.04%)		$18,042	0.89%	1.67%	0.22%	18.16%
	4/1/2007 - 3/31/2008	(4)	11.93	(6.46%)		30,059	0.75%	1.55%	(0.13%)	9.66%
	4/1/2006 - 3/31/2007	(4)	13.41	12.00%		23,716	0.58%	1.67%	(0.04%)	10.14%
	4/1/2005 - 3/31/2006	(4)	12.52	18.11%		12,889	0.50%	1.79%	(0.08%)	42.51%
	4/1/2004 - 3/31/2005	(4)	10.72	6.75%		6,110	0.50%	2.25%	(0.27%)	22.37%

Class C:	4/1/2008 - 3/31/2009	(4)	$6.71	(41.99%)		$43,588	0.89%	1.67%	0.22%	18.16%
	4/1/2007 - 3/31/2008	(4)	11.92	(6.44%)		75,389	0.75%	1.55%	(0.13%)	9.66%
	4/1/2006 - 3/31/2007	(4)	13.40	12.01%		55,389	0.58%	1.67%	(0.04%)	10.14%
	4/1/2005 - 3/31/2006	(4)	12.51	18.00%		30,782	0.50%	1.79%	(0.08%)	42.51%
	4/1/2004 - 3/31/2005	(4)	10.72	6.75%		17,510	0.50%	2.25%	(0.27%)	22.37%

Class R:	4/1/2008 - 3/31/2009	(4)	$6.88	(41.17%)		$2,106	0.39%	1.17%	0.72%	18.16%
	4/1/2007 - 3/31/2008	(4)	12.03	(5.88%)		1,236	0.25%	1.05%	0.37%	9.66%
	4/1/2006 - 3/31/2007	(4)	13.49	12.53%		382	0.14%	1.17%	0.40%	10.14%
	9/30/2005 - 3/31/2006	(4)	12.57	10.44%		11	0.00%	1.29%	0.42%	42.51%

See Notes to Financial Statements	See explanation of references on E-7

PACIFIC LIFE FUNDS
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

				Investment Activities			Distributions

			Net		Net
			Asset		Realized		Distributions
			Value,	Net	and	Total	from	Distributions
			Beginning	Investment	Unrealized	from	Net	from
			of Year	Income	Gain	Investment	Investment	Capital		Total
For The Year or Period Ended			or Period	(Loss)	(Loss)	Operations	Income	Gains		Distributions

PL Money Market Fund (6)
Class A:	4/1/2008 - 3/31/2009		$1.00	$0.01	$—	$0.01	($0.01)	$—		($0.01)
	4/1/2007 - 3/31/2008		1.00	0.04	—	0.04	(0.04)	—		(0.04)
	4/1/2006 - 3/31/2007		1.00	0.04	—	0.04	(0.04)	—		(0.04)
	4/1/2005 - 3/31/2006		1.00	0.03	—	0.03	(0.03)	—		(0.03)
	4/1/2004 - 3/31/2005		1.00	0.01	—	0.01	(0.01)	—		(0.01)

PL Small-Cap Growth Fund (7),(8)
Class A:	4/1/2008 - 3/31/2009	(4)	$9.12	($0.07)	($3.17)	($3.24)	$—	$—		$—
	4/1/2007 - 3/31/2008	(4)	11.24	(0.12)	(0.62)	(0.74)	—	(1.38)		(1.38)
	4/1/2006 - 3/31/2007	(4)	11.22	(0.08)	0.11	0.03	—	(0.01)		(0.01)
	4/1/2005 - 3/31/2006	(4)	11.78	(0.10)	1.62	1.52	—	(2.08)		(2.08)
	4/1/2004 - 3/31/2005	(4)	11.53	(0.16)	0.69	0.53	—	(0.28)		(0.28)

PL International Value Fund (8),(9)
Class A:	4/1/2008 - 3/31/2009	(4)	$12.82	$0.26	($6.72)	($6.46)	($0.22)	($—	)(5)	($0.22)
	4/1/2007 - 3/31/2008	(4)	14.39	0.22	(1.38)	(1.16)	(0.13)	(0.28)		(0.41)
	4/1/2006 - 3/31/2007	(4)	15.30	0.16	2.48	2.64	(0.14)	(3.41)		(3.55)
	4/1/2005 - 3/31/2006	(4)	13.22	0.14	2.19	2.33	(0.08)	(0.17)		(0.25)
	4/1/2004 - 3/31/2005	(4)	11.89	0.08	1.46	1.54	(0.02)	(0.19)		(0.21)

PL Large-Cap Value Fund (8)
Class A:	4/1/2008 - 3/31/2009	(4)	$11.59	$0.16	($4.27)	($4.11)	($0.12)	($0.01)		($0.13)
	4/1/2007 - 3/31/2008	(4)	13.03	0.10	(1.21)	(1.11)	(0.08)	(0.25)		(0.33)
	4/1/2006 - 3/31/2007	(4)	12.67	0.06	1.37	1.43	(0.04)	(1.03)		(1.07)
	4/1/2005 - 3/31/2006	(4)	11.30	0.02	1.38	1.40	(0.03)	(—	)(5)	(0.03)
	4/1/2004 - 3/31/2005	(4)	10.94	0.06	0.35	0.41	(0.05)	—		(0.05)

PL Short Duration Bond Fund (8)
Class A:	4/1/2008 - 3/31/2009	(4)	$10.22	$0.32	($0.25)	$0.07	($0.31)	($0.29)		($0.60)
	4/1/2007 - 3/31/2008	(4)	9.81	0.35	0.41	0.76	(0.35)	—		(0.35)
	4/1/2006 - 3/31/2007	(4)	9.76	0.32	0.04	0.36	(0.31)	—		(0.31)
	4/1/2005 - 3/31/2006	(4)	9.85	0.19	(0.09)	0.10	(0.19)	—		(0.19)
	4/1/2004 - 3/31/2005	(4)	10.09	0.09	(0.22)	(0.13)	(0.09)	(0.02)		(0.11)

				Ratios/Supplemental Data
								Ratios of
			Net		Net	Ratios	Ratios	Net
			Asset		Assets,	of Expenses	of Expenses	Investment
			Value,		End of	After Expense	Before Expense	Income
			End of		Year or	Reductions to	Reductions to	(Loss) to		Portfolio
			Year or	Total	Period	Average Net	Average Net	Average Net		Turnover
For The Year or Period Ended			Period	Returns (1)	(in thousands)	Assets (2), (3)	Assets (3)	Assets (3)		Rates

PL Money Market Fund (6)
Class A:	4/1/2008 - 3/31/2009		$1.00	1.27%	$55,424	0.78%	1.18%	1.22%		N/A
	4/1/2007 - 3/31/2008		1.00	3.90%	42,636	0.95%	1.28%	3.68%		N/A
	4/1/2006 - 3/31/2007		1.00	4.31%	21,098	1.02%	1.58%	4.20%		N/A
	4/1/2005 - 3/31/2006		1.00	2.76%	19,293	0.94%	1.79%	2.67%		N/A
	4/1/2004 - 3/31/2005		1.00	0.77%	22,341	0.95%	2.05%	0.83%		N/A

PL Small-Cap Growth Fund (7),(8)
Class A:	4/1/2008 - 3/31/2009	(4)	$5.88	(35.53%)	$24,046	1.28%	1.71%	(0.96%)		72.93%
	4/1/2007 - 3/31/2008	(4)	9.12	(8.81%)	37,258	1.55%	1.90%	(1.07%)		163.56%
	4/1/2006 - 3/31/2007	(4)	11.24	0.28%	41,378	1.78%	2.24%	(0.74%)		52.87%
	4/1/2005 - 3/31/2006	(4)	11.22	15.01%	24,218	1.95%	2.95%	(0.99%)		132.27%
	4/1/2004 - 3/31/2005	(4)	11.78	4.54%	7,116	1.95%	3.38%	(1.36%)		201.57%

PL International Value Fund (8),(9)
Class A:	4/1/2008 - 3/31/2009	(4)	$6.14	(50.74%)	$78,604	1.27%	1.58%	2.82%		31.43%
	4/1/2007 - 3/31/2008	(4)	12.82	(8.27%)	124,055	1.40%	1.72%	1.50%		17.40%
	4/1/2006 - 3/31/2007	(4)	14.39	18.40%	77,127	1.64%	2.08%	1.04%		108.86%
	4/1/2005 - 3/31/2006	(4)	15.30	17.85%	57,657	1.80%	2.28%	0.99%		55.25%
	4/1/2004 - 3/31/2005	(4)	13.22	13.13%	50,801	1.80%	2.45%	0.62%		20.92%

PL Large-Cap Value Fund (8)
Class A:	4/1/2008 - 3/31/2009	(4)	$7.35	(35.61%)	$62,931	1.25%	1.48%	1.63%		38.49%
	4/1/2007 - 3/31/2008	(4)	11.59	(8.80%)	68,901	1.40%	1.69%	0.79%		24.35%
	4/1/2006 - 3/31/2007	(4)	13.03	12.09%	56,601	1.63%	2.05%	0.50%		19.58%
	4/1/2005 - 3/31/2006	(4)	12.67	12.47%	34,459	1.80%	2.25%	0.20%		77.07%
	4/1/2004 - 3/31/2005	(4)	11.30	3.78%	50,430	1.80%	2.28%	0.54%		43.72%

PL Short Duration Bond Fund (8)
Class A:	4/1/2008 - 3/31/2009	(4)	$9.69	0.75%	$47,355	1.02%	1.26%	3.20%		146.36%
	4/1/2007 - 3/31/2008	(4)	10.22	7.86%	83,683	1.15%	1.42%	3.48%		41.74%
	4/1/2006 - 3/31/2007	(4)	9.81	3.76%	66,823	1.39%	1.75%	3.28%		77.84%
	4/1/2005 - 3/31/2006	(4)	9.76	1.03%	44,945	1.55%	1.93%	1.97%		91.81%
	4/1/2004 - 3/31/2005	(4)	9.85	(1.34%)	35,333	1.55%	2.34%	0.93%		203.81%

See Notes to Financial Statements	See explanation of references on E-7

PACIFIC LIFE FUNDS
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

			Investment Activities				Distributions

		Net			Net
		Asset			Realized		Distributions
		Value,	Net		and	Total	from	Distributions
		Beginning	Investment		Unrealized	from	Net	from
		of Year	Income		Gain	Investment	Investment	Capital		Total
For the Year or Period Ended		or Period	(Loss)		(Loss)	Operations	Income	Gains		Distributions

PL Floating Rate Loan Fund (10)
Class A:	6/30/2008 - 3/31/2009 (4)	$10.00	$0.39		($1.82)	($1.43)	($0.39)	$—		($0.39)

PL Growth LT Fund (8)
Class A:	4/1/2008 - 3/31/2009 (4)	$12.63	$0.03		($4.63)	($4.60)	$—	($0.29)		($0.29)
	4/1/2007 - 3/31/2008 (4)	13.10	0.05		(0.22)	(0.17)	(0.05)	(0.25)		(0.30)
	4/1/2006 - 3/31/2007 (4)	12.23	(0.01)		0.98	0.97	—	(0.10)		(0.10)
	4/1/2005 - 3/31/2006 (4)	10.64	(0.05)		1.64	1.59	—	—		—
	4/1/2004 - 3/31/2005 (4)	10.34	(0.05)		0.35	0.30	—	—		—

PL Mid-Cap Equity Fund (8),(11)
Class A:	4/1/2008 - 3/31/2009 (4)	$8.92	$0.07		($3.58)	($3.51)	($0.08)	$ (—	)(5)	($0.08)
	4/1/2007 - 3/31/2008 (4)	11.62	0.06		(1.61)	(1.55)	(0.03)	(1.12)		(1.15)
	4/1/2006 - 3/31/2007 (4)	10.54	(—	)(5)	1.51	1.51	—	(0.43)		(0.43)
	4/1/2005 - 3/31/2006 (4)	9.90	(0.02)		1.30	1.28	(0.01)	(0.63)		(0.64)
	12/31/2004 - 3/31/2005 (4)	10.00	(0.01)		(0.09)	(0.10)	—	—		—

PL Large-Cap Growth Fund (8),(12)
Class A:	4/1/2008 - 3/31/2009 (4)	$9.24	($0.05)		($3.75)	($3.80)	$—	$—		$—
	4/1/2007 - 3/31/2008 (4)	9.43	(0.08)		(0.11)	(0.19)	—	—		—
	4/1/2006 - 3/31/2007 (4)	10.85	(0.09)		(0.40)	(0.49)	—	(0.93)		(0.93)
	4/1/2005 - 3/31/2006 (4)	10.14	(0.07)		0.78	0.71	—	—		—
	4/1/2004 - 3/31/2005 (4)	10.19	(0.01)		(0.04)	(0.05)	—	—		—

PL International Large-Cap Fund (8)
Class A:	4/1/2008 - 3/31/2009 (4)	$15.55	$0.17		($6.37)	($6.20)	($0.06)	($0.12)		($0.18)
	4/1/2007 - 3/31/2008 (4)	16.64	0.19		(0.34)	(0.15)	(0.15)	(0.79)		(0.94)
	4/1/2006 - 3/31/2007 (4)	15.45	0.28		2.49	2.77	(0.30)	(1.28)		(1.58)
	4/1/2005 - 3/31/2006 (4)	12.83	(—	)(5)	2.89	2.89	(0.04)	(0.23)		(0.27)
	4/1/2004 - 3/31/2005 (4)	11.61	(0.01)		1.46	1.45	—	(0.23)		(0.23)

PL Small-Cap Value Fund
Class A:	4/1/2008 - 3/31/2009 (4)	$8.80	$0.16		($3.34)	($3.18)	($0.13)	$—		($0.13)
	6/29/2007 - 3/31/2008 (4)	10.00	0.10		(1.24)	(1.14)	(0.06)	—		(0.06)

PL Main Street Core Fund
Class A:	4/1/2008 - 3/31/2009 (4)	$9.91	$0.09		($3.81)	($3.72)	($0.08)	$—		($0.08)
	4/1/2007 - 3/31/2008 (4)	11.46	0.08		(0.94)	(0.86)	(0.08)	(0.61)		(0.69)
	4/1/2006 - 3/31/2007	10.67	0.05		0.92	0.97	(0.03)	(0.15)		(0.18)
	9/30/2005 - 3/31/2006	10.00	0.01		0.67	0.68	(0.01)	—		(0.01)

			Ratios/Supplemental Data
								Ratios of
		Net			Net	Ratios	Ratios	Net
		Asset			Assets,	of Expenses	of Expenses	Investment
		Value,			End of	After Expense	Before Expense	Income
		End of			Year or	Reductions to	Reductions to	(Loss) to		Portfolio
		Year or	Total		Period	Average Net	Average Net	Average Net		Turnover
For the Year or Period Ended		Period	Returns (1)		(in thousands)	Assets (2), (3)	Assets (3)	Assets (3)		Rates

PL Floating Rate Loan Fund (10)
Class A:	6/30/2008 - 3/31/2009 (4)	$8.18	(14.37%)		$27,811	1.30%	1.53%	5.90%		56.30%

PL Growth LT Fund (8)
Class A:	4/1/2008 - 3/31/2009 (4)	$7.74	(37.27%)		$74,158	1.15%	1.42%	0.32%		80.89%
	4/1/2007 - 3/31/2008 (4)	12.63	(1.55%)		77,196	1.30%	1.66%	0.36%		81.50%
	4/1/2006 - 3/31/2007 (4)	13.10	7.95%		61,954	1.54%	1.95%	(0.08%)		37.99%
	4/1/2005 - 3/31/2006 (4)	12.23	14.94%		43,733	1.70%	2.15%	(0.44%)		69.48%
	4/1/2004 - 3/31/2005 (4)	10.64	2.90%		19,585	1.70%	2.54%	(0.44%)		42.84%

PL Mid-Cap Equity Fund (8),(11)
Class A:	4/1/2008 - 3/31/2009 (4)	$5.33	(39.44%)		$59,135	1.26%	1.52%	1.01%		82.26%
	4/1/2007 - 3/31/2008 (4)	8.92	(14.81%)		85,208	1.40%	1.69%	0.55%		70.09%
	4/1/2006 - 3/31/2007 (4)	11.62	14.80%		71,181	1.60%	2.01%	(—	%)(5)	74.07%
	4/1/2005 - 3/31/2006 (4)	10.54	13.11%		23,992	1.80%	2.44%	(0.16%)		112.93%
	12/31/2004 - 3/31/2005 (4)	9.90	(1.00%)		25,454	1.80%	3.20%	(0.42%)		16.26%

PL Large-Cap Growth Fund (8),(12)
Class A:	4/1/2008 - 3/31/2009 (4)	$5.44	(41.13%)		$16,515	1.37%	1.81%	(0.61%)		179.61%
	4/1/2007 - 3/31/2008 (4)	9.24	(2.01%)		26,235	1.50%	1.92%	(0.79%)		178.83%
	4/1/2006 - 3/31/2007 (4)	9.43	(3.80%)		29,713	1.73%	2.43%	(0.93%)		147.66%
	4/1/2005 - 3/31/2006 (4)	10.85	7.00%		19,366	1.90%	2.58%	(0.62%)		160.96%
	4/1/2004 - 3/31/2005 (4)	10.14	(0.49%)		45,147	1.90%	2.37%	(0.08%)		38.40%

PL International Large-Cap Fund (8)
Class A:	4/1/2008 - 3/31/2009 (4)	$9.17	(40.24%)		$65,124	1.46%	1.82%	1.39%		25.95%
	4/1/2007 - 3/31/2008 (4)	15.55	(1.17%)		96,049	1.60%	1.99%	1.18%		28.23%
	4/1/2006 - 3/31/2007 (4)	16.64	18.70%		76,806	1.84%	2.38%	1.77%		47.87%
	4/1/2005 - 3/31/2006 (4)	15.45	22.72%		52,728	2.00%	2.79%	(0.03%)		63.12%
	4/1/2004 - 3/31/2005 (4)	12.83	12.73%		38,195	2.00%	3.35%	(0.12%)		55.12%

PL Small-Cap Value Fund
Class A:	4/1/2008 - 3/31/2009 (4)	$5.49	(36.39%)		$27,018	1.34%	1.73%	2.21%		47.41%
	6/29/2007 - 3/31/2008 (4)	8.80	(11.47%)		19,112	1.50%	2.07%	1.46%		17.98%

PL Main Street Core Fund
Class A:	4/1/2008 - 3/31/2009 (4)	$6.11	(37.66%)		$85,261	1.06%	1.41%	1.07%		101.22%
	4/1/2007 - 3/31/2008 (4)	9.91	(8.29%)		111,936	1.20%	1.50%	0.69%		126.84%
	4/1/2006 - 3/31/2007	11.46	9.23%		87,136	1.43%	1.88%	0.54%		107.36%
	9/30/2005 - 3/31/2006	10.67	6.85%		53,930	1.60%	2.00%	0.29%		42.30%

See Notes to Financial Statements	See explanation of references on E-7

PACIFIC LIFE FUNDS
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended were as follows:

			Investment Activities			Distributions

		Net		Net
		Asset		Realized		Distributions
		Value,	Net	and	Total	from		Distributions
		Beginning	Investment	Unrealized	from	Net		from
		of Year	Income	Gain	Investment	Investment		Capital		Total
For the Year or Period Ended		or Period	(Loss)	(Loss)	Operations	Income		Gains		Distributions

PL Emerging Markets Fund
Class A:	4/1/2008 - 3/31/2009 (4)	$13.58	$0.11	($5.39)	($5.28)	($0.07)		($1.69)		($1.76)
	4/1/2007 - 3/31/2008 (4)	13.01	0.07	2.32	2.39	(0.05)		(1.77)		(1.82)
	4/1/2006 - 3/31/2007	12.00	0.06	1.56	1.62	(0.05)		(0.56)		(0.61)
	9/30/2005 - 3/31/2006	10.00	0.08	2.00	2.08	(0.08)		(—	)(5)	(0.08)

PL Managed Bond Fund (8)
Class A:	4/1/2008 - 3/31/2009 (4)	$10.73	$0.43	($0.45)	($0.02)	($0.55)		($0.46)		($1.01)
	4/1/2007 - 3/31/2008 (4)	10.16	0.42	0.53	0.95	(0.37)		(0.01)		(0.38)
	4/1/2006 - 3/31/2007 (4)	9.98	0.35	0.22	0.57	(0.39)		—		(0.39)
	4/1/2005 - 3/31/2006 (4)	10.03	0.29	(0.07)	0.22	(0.27)		—		(0.27)
	4/1/2004 - 3/31/2005 (4)	10.45	0.14	(0.09)	0.05	(0.25)		(0.22)		(0.47)

PL Inflation Managed Fund (8)
Class A:	4/1/2008 - 3/31/2009 (4)	$11.08	$0.39	($0.80)	($0.41)	($0.41)		($0.67)		($1.08)
	4/1/2007 - 3/31/2008 (4)	10.13	0.49	0.95	1.44	(0.49)		—		(0.49)
	4/1/2006 - 3/31/2007 (4)	10.00	0.26	0.14	0.40	(0.27)		—		(0.27)
	4/1/2005 - 3/31/2006 (4)	10.51	0.33	(0.36)	(0.03)	(0.47)		(0.01)		(0.48)
	4/1/2004 - 3/31/2005 (4)	10.93	0.20	(0.01)	0.19	(0.26)		(0.35)		(0.61)

PL Comstock Fund (8)
Class A:	4/1/2008 - 3/31/2009 (4)	$11.84	$0.16	($4.89)	($4.73)	($0.16)		$—		($0.16)
	4/1/2007 - 3/31/2008 (4)	14.11	0.15	(1.95)	(1.80)	(0.12)		(0.35)		(0.47)
	4/1/2006 - 3/31/2007 (4)	12.92	0.12	1.55	1.67	(0.11)		(0.37)		(0.48)
	4/1/2005 - 3/31/2006 (4)	12.58	0.10	0.83	0.93	(0.06)		(0.53)		(0.59)
	4/1/2004 - 3/31/2005 (4)	11.37	0.07	1.19	1.26	(0.05)		—		(0.05)

PL Mid-Cap Growth Fund (8)
Class A:	4/1/2008 - 3/31/2009 (4)	$9.31	($0.05)	($3.57)	($3.62)	$—		($0.71)		($0.71)
	4/1/2007 - 3/31/2008 (4)	10.93	(0.02)	0.66	0.64	—		(2.26)		(2.26)
	4/1/2006 - 3/31/2007 (4)	11.67	(0.07)	0.31	0.24	—		(0.98)		(0.98)
	4/1/2005 - 3/31/2006 (4)	8.93	(0.11)	2.85	2.74	—		—		—
	4/1/2004 - 3/31/2005 (4)	8.01	(0.12)	1.04	0.92	—		—		—

PL Real Estate Fund (8)
Class A:	4/1/2008 - 3/31/2009 (4)	$11.25	$0.15	($6.65)	($6.50)	($0.15	)(13)	$—		($0.15)
	4/1/2007 - 3/31/2008 (4)	14.94	0.13	(2.77)	(2.64)	(0.18)		(0.87)		(1.05)
	4/1/2006 - 3/31/2007 (4)	12.89	0.04	3.01	3.05	(0.05)		(0.95)		(1.00)
	4/1/2005 - 3/31/2006 (4)	9.39	0.05	3.70	3.75	(0.17)		(0.08)		(0.25)
	12/31/2004 - 3/31/2005 (4)	10.00	0.05	(0.64)	(0.59)	(0.02)		—		(0.02)

			Ratios/Supplemental Data
								Ratios of
		Net		Net	Ratios	Ratios		Net
		Asset		Assets,	of Expenses	of Expenses		Investment
		Value,		End of	After Expense	Before Expense		Income
		End of		Year or	Reductions to	Reductions to		(Loss) to		Portfolio
		Year or	Total	Period	Average Net	Average Net		Average Net		Turnover
For the Year or Period Ended		Period	Returns (1)	(in thousands)	Assets (2), (3)	Assets (3)		Assets (3)		Rates

PL Emerging Markets Fund
Class A:	4/1/2008 - 3/31/2009 (4)	$6.54	(42.31%)	$30,820	1.42%	2.34%		1.18%		61.50%
	4/1/2007 - 3/31/2008 (4)	13.58	17.21%	47,633	1.55%	2.38%		0.46%		60.20%
	4/1/2006 - 3/31/2007	13.01	14.49%	51,376	1.78%	2.81%		0.49%		58.31%
	9/30/2005 - 3/31/2006	12.00	20.94%	33,476	1.95%	5.53%		1.88%		41.88%

PL Managed Bond Fund (8)
Class A:	4/1/2008 - 3/31/2009 (4)	$9.70	0.07%	$137,724	1.01%	1.30%		4.36%		441.01%
	4/1/2007 - 3/31/2008 (4)	10.73	9.44%	175,800	1.15%	1.50%		4.05%		424.71%
	4/1/2006 - 3/31/2007 (4)	10.16	5.90%	101,940	1.39%	1.82%		3.49%		477.64%
	4/1/2005 - 3/31/2006 (4)	9.98	2.19%	68,825	1.55%	2.00%		2.84%		534.38%
	4/1/2004 - 3/31/2005 (4)	10.03	0.56%	42,546	1.55%	2.22%		1.37%		323.24%

PL Inflation Managed Fund (8)
Class A:	4/1/2008 - 3/31/2009 (4)	$9.59	(3.85%)	$81,266	1.01%	1.35%		3.94%		745.76%
	4/1/2007 - 3/31/2008 (4)	11.08	14.80%	122,386	1.15%	1.49%		4.77%		474.46%
	4/1/2006 - 3/31/2007 (4)	10.13	4.15%	82,340	1.39%	1.78%		2.60%		356.40%
	4/1/2005 - 3/31/2006 (4)	10.00	(0.44%)	66,103	1.55%	1.89%		3.21%		188.82%
	4/1/2004 - 3/31/2005 (4)	10.51	1.99%	36,465	1.55%	2.04%		1.96%		284.19%

PL Comstock Fund (8)
Class A:	4/1/2008 - 3/31/2009 (4)	$6.95	(40.11%)	$74,862	1.37%	1.58%		1.68%		59.96%
	4/1/2007 - 3/31/2008 (4)	11.84	(13.16%)	124,271	1.50%	1.77%		1.09%		23.28%
	4/1/2006 - 3/31/2007 (4)	14.11	13.21%	83,788	1.74%	2.11%		0.92%		40.11%
	4/1/2005 - 3/31/2006 (4)	12.92	7.62%	62,447	1.90%	2.25%		0.79%		22.40%
	4/1/2004 - 3/31/2005 (4)	12.58	11.08%	23,017	1.90%	2.70%		0.55%		34.41%

PL Mid-Cap Growth Fund (8)
Class A:	4/1/2008 - 3/31/2009 (4)	$4.98	(40.02%)	$18,873	1.34%	1.80%		(0.60%)		47.92%
	4/1/2007 - 3/31/2008 (4)	9.31	3.48%	50,189	1.45%	1.80%		(0.19%)		77.63%
	4/1/2006 - 3/31/2007 (4)	10.93	2.64%	63,462	1.68%	2.08%		(0.64%)		60.08%
	4/1/2005 - 3/31/2006 (4)	11.67	30.68%	39,980	1.85%	2.29%		(1.04%)		107.64%
	4/1/2004 - 3/31/2005 (4)	8.93	11.49%	36,882	1.85%	2.43%		(1.37%)		82.70%

PL Real Estate Fund (8)
Class A:	4/1/2008 - 3/31/2009 (4)	$4.60	(58.24%)	$20,775	1.51%	1.89%		1.79%		42.37%
	4/1/2007 - 3/31/2008 (4)	11.25	(18.03%)	37,872	1.65%	2.03%		1.02%		34.98%
	4/1/2006 - 3/31/2007 (4)	14.94	24.19%	31,504	1.89%	2.42%		0.27%		36.83%
	4/1/2005 - 3/31/2006 (4)	12.89	40.43%	25,552	2.05%	2.76%		0.41%		9.81%
	12/31/2004 - 3/31/2005 (4)	9.39	(5.95%)	13,853	2.05%	3.57%		2.01%		0.79%

See Notes to Financial Statements	See explanation of references on E-7

PACIFIC LIFE FUNDS
FINANCIAL HIGHLIGHTS (Continued)
Explanation of References

(1)	The total returns include reinvestment of all dividends and capital gain distributions, if any, and do not include deductions of any applicable sales charges. Total returns are not annualized for periods less than one full year.

(2)	The ratios of net expenses after expense reductions to average daily net assets are after any adviser expense reimbursements, administrator fee reductions, and distributor fee waivers, as discussed in Note 5 to the Financial Statements. Additionally, non 12b-1 service fees for Class A shares were reduced by 0.25% effective January 1, 2007. The expense ratios for all the PL Portfolio Optimization Funds do not include expenses of the Underlying Funds (see Note 1 to Financial Statements) in which the PL Portfolio Optimization Funds invest.

(3)	The ratios are annualized for periods of less than one full year.

(4)	Per share net investment income has been calculated using the average shares method.

(5)	Amount represents less than $0.005 per share or less than 0.005%.

(6)	Class B and C shares were converted to Class A shares on June 29, 2005.

(7)	Prior to October 1, 2005, the PL Small-Cap Growth Fund was named the PF AIM Aggressive Growth Fund.

(8)	Class B and C shares were converted to Class A shares on June 23, 2008 (see Note 1 to Financial Statements).

(9)	Prior to May 1, 2006, the PL International Value Fund was named PF Lazard International Value Fund.

(10)	Operations commenced on June 30, 2008.

(11)	Prior to July 1, 2008, the PL Mid-Cap Equity Fund was named PL Mid-Cap Value Fund.

(12)	Prior to January 1, 2006, the PL Large-Cap Growth Fund was named the PF AIM Blue Chip Fund.

(13)	Includes return of capital distribution of ($0.01).

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS
1. ORGANIZATION
     Pacific Life Funds (the “Trust”) is a Delaware statutory trust, which was formed on May 21, 2001, and is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company, and as of March 31, 2009, was comprised of twenty-three separate funds (each individually, a “Fund”, and collectively, the “Funds”): PL Portfolio Optimization Conservative Fund, PL Portfolio Optimization Moderate-Conservative Fund, PL Portfolio Optimization Moderate Fund, PL Portfolio Optimization Moderate-Aggressive Fund, PL Portfolio Optimization Aggressive Fund, PL Money Market Fund, PL Small-Cap Growth Fund, PL International Value Fund, PL Large-Cap Value Fund, PL Short Duration Bond Fund, PL Floating Rate Loan Fund, PL Growth LT Fund, PL Mid-Cap Equity Fund (formerly PL Mid-Cap Value Fund), PL Large-Cap Growth Fund, PL International Large-Cap Fund, PL Small-Cap Value Fund, PL Main Street® Core Fund (Main Street is a registered trademark of OppenheimerFunds, Inc.), PL Emerging Markets Fund, PL Managed Bond Fund, PL Inflation Managed Fund, PL Comstock Fund, PL Mid-Cap Growth Fund and PL Real Estate Fund.
     Each Fund, with the exception of the PL Portfolio Optimization Conservative, PL Portfolio Optimization Moderate-Conservative, PL Portfolio Optimization Moderate, PL Portfolio Optimization Moderate-Aggressive, and PL Portfolio Optimization Aggressive Funds, (collectively, the “Portfolio Optimization Funds”), offers Class A shares only. Effective June 23, 2008, all Class B and C shares in the PL Small-Cap Growth, PL International Value, PL Large-Cap Value, PL Short Duration Bond, PL Growth LT, PL Mid-Cap Equity, PL Large-Cap Growth, PL International Large-Cap, PL Managed Bond, PL Inflation Managed, PL Comstock, PL Mid-Cap Growth and PL Real Estate Funds were converted to Class A shares within each Fund. The Portfolio Optimization Funds invest all of their assets in Class A shares of other funds of the Trust (collectively, the “Underlying Funds”). Presently, only the Portfolio Optimization Funds can invest in the PL Floating Rate Loan, PL Small-Cap Value, PL Main Street Core, and PL Emerging Markets Funds. Other than the PL Money Market Fund, the Underlying Funds are not available to new investors. The Portfolio Optimization Funds offer Class A, Class B, Class C and Class R shares. Each class is distinguished by its level of distribution and/or service fees and in general: (i) Class A shares are subject to a maximum 5.50% front-end sales charge; (ii) Class B shares are subject to a maximum 5.00% contingent deferred sales charge (“CDSC”); (iii) Class C shares are subject to a maximum 1.00% CDSC; and (iv) Class R shares are sold at net asset value (“NAV”) without an initial sales charge. The sales charge for Class A shares is reduced for purchases of $50,000 or more and may be waived in certain circumstances. There is no sales charge for Class A shares for purchases of $1 million or more, although there is a CDSC of 1% on redemptions of such Class A shares within one year of purchase. Class A shares of PL Money Market Fund are sold at NAV without an initial sales charge.
     The Portfolio Optimization Funds invest all of their assets in the Underlying Funds without payment of a front-end sales charge. No CDSC is charged to the Portfolio Optimization Funds upon the sales of shares of the Underlying Funds. An asset allocation process is used to determine each of the Portfolio Optimization Funds’ investment mixes and target allocations for each Underlying Fund. The asset allocation strategy of each Portfolio Optimization Fund is periodically evaluated by an independent statistical research service and the target allocations may be updated at that time. The asset class allocations, Underlying Funds (including any funds organized in the future), or target allocations with respect to each Underlying Fund, may be changed without prior approval from shareholders as determined necessary to pursue stated investment goals. Since the Portfolio Optimization Funds invest in the Underlying Funds, in addition to their own net operating expenses, they also indirectly bear a portion of the net operating expenses of the applicable Underlying Funds, based on the actual average holdings.
2. SIGNIFICANT ACCOUNTING POLICIES
     The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies. These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of some specific types of investments and the significant accounting policies followed by the Funds in the preparation of the financial statements.
     The Funds implemented Statement of Financial Accounting Standards No. 157 (“SFAS 157”), Fair Value Measurements, issued by the Financial Accounting Standards Board (“FASB”) as of April 1, 2008 (see required disclosure in Note 10).
     The Funds also implemented FASB Staff Position No. 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45, (“FSP-133”). FSP-133 amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with FSP-133 and incorporated within the Notes to Schedule of Investments (swap agreements outstanding).
     The Fund implemented FASB Staff Position No. FAS 140-4 and FIN 46(R)-8, Disclosures about Transfers of Financial Assets and Interests in Variable Interest Entities (“FSP-140”). FSP-140 amends FASB Statement No. 140, Accounting for Transfers and Servicing of Financial

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Assets and Extinguishments of Liabilities, which requires public entities to provide additional disclosures about transfers of financial assets. It also amends FASB Interpretation No. 46 (revised December 2003), Consolidation of Variable Interest Entities, to require public enterprises, including sponsors that have a variable interest in a variable interest entity, to provide additional disclosures about their involvement with variable interest entities. Additionally, FSP-140 requires certain disclosures to be provided by a public enterprise that is (a) a sponsor of a qualifying special purpose entity (“SPE”) that holds a variable interest in the qualifying SPE but was not the transferor (nontransferor) of financial assets to the qualifying SPE and (b) a servicer of a qualifying SPE that holds significant variable interest in the qualifying SPE but was not the transferor (nontransferor) of financial assets to the qualifying SPE. The disclosures required by FSP-140 are intended to provide greater transparency to financial statement users about a transferor’s continuing involvement with transferred financial assets and an enterprise’s involvement with variable interest entities and qualifying SPEs. The PL Managed Bond and PL Inflation Managed Funds accepted cash collateral that is permitted by contract to use for investing activities.
     A. Fund Valuation
     The NAV per share for each class of shares for each Fund is calculated by taking the total value of a Fund’s assets (the value of the securities and other investments a Fund holds plus cash or other assets, including interest accrued but not yet received), subtracting the Fund’s liabilities (including accrued expenses, dividends payable and any borrowings of a Fund), and dividing by the total number of shares outstanding.
     Each Fund’s NAV is calculated once a day, every day the New York Stock Exchange (“NYSE”) is open, including those days when foreign markets are closed. For purposes of calculating the NAV, the Funds use pricing data as of the time of the close of the NYSE, which is usually 4:00 p.m. Eastern Time, although it occasionally closes earlier. The NAV of the Portfolio Optimization Funds is calculated based on the NAVs calculated for each of the Underlying Funds.
     The value of each security and other investment instruments (collectively “holdings”) is based on actual market value or fair value.
     Actual Market Value
     Pricing data is obtained from various sources approved by the Board of Trustees (the “Board”).
     Domestic equity holdings, are generally valued at the last reported sale price received shortly after the close of the NYSE and do not normally take into account trading, clearances or settlements that take place after the NYSE close.
     Domestic fixed Income and treasury holdings are generally prices using data as of the NYSE close, or, if not available, data reflecting the closing of the principal markets or market participants for those holdings, which may be earlier than the NYSE.
     Foreign holdings are normally priced using data reflecting the closing of the principal markets or market participants for those holdings, which may be earlier than the NYSE. Foreign equity holdings are generally valued at their last reported sales price on a principal exchange. Quotations of foreign holdings in foreign currencies and those valued using foreign currency rates are converted into to U.S. dollar equivalents using a foreign exchange quotation from an approved source.
     Over the Counter (“OTC”) holdings and other equity holdings, including options contracts and listed holdings for t which no sales are reported, are generally valued at the mean between the most recent bid and ask prices obtained from a quotation and/or valuation reporting system, from established market makers, or from broker-dealers.
     Other fixed income holdings are generally valued using the mean between the most recent bid and ask prices provided by approved pricing and quotation services which are based on evaluated prices determined from various observable market and other factors. Certain bonds are valued by a benchmark, matrix, or other pricing methods and processes under procedures approved by the Board. If bid and ask prices are not available, holdings may be valued at bid prices or evaluated prices.
     Money market instruments and short-term securities maturing within 60 days are valued at amortized cost, which approximates market value.
     Fair Value
     In the event that market quotations are not readily available, (i.e., approved pricing services or dealers do not provide a valuation for a particular holding), the valuations are deemed unreliable or inaccurate, or if events that could materially affect the NAV occur after the close of the principal market for a particular holding but before each Fund values its assets, the holdings may be valued at their fair value, as determined in good faith pursuant to procedures adopted by and/or methodologies approved by the Board and in accordance with the provisions of the 1940 Act.
     As a general principle, the fair value of a holding is the amount which the Funds might reasonably expect to receive for the holding upon its current sale. In determining the fair value of holdings, the Funds may consider a variety of factors, including information that becomes known after the close of the NYSE, and the values that are determined will be deemed to be the price as of the time of close of the NYSE. Fair valuations will also be used when events significantly affecting the values of a Fund’s foreign holdings occur between the close of foreign markets and the close of regular trading on the NYSE; or when, under the Fund’s procedures, the closing price of a foreign holding is deemed unreliable. All of these events could materially affect a Fund’s NAV.
     The Trust has retained a statistical research service to assist in determining the fair value of foreign holdings as approved by the Board. This service utilizes proprietary computer models based on historical performance of markets and other considerations to determine fair values for certain foreign holdings. In light of the subjectivity and judgment involved in making fair value determinations, fair value may not be indicative of the particular amount for which the Funds could obtain upon its current sale of that holding.

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     B. Securities Transactions and Investment Income
     Securities transactions are recorded on a trade date basis. Securities purchased or sold on a when-issued or delayed-delivery basis as well as certain loan transactions and mortgage securities (such as Government National Mortgage Association (“GNMA”) Securities), if any, may be settled a month or more after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities are recorded as soon as a Fund is informed of the ex-dividend date or upon receipt of the dividend. A Fund’s estimated components of distributions received from real estate investment trusts may be considered return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Interest income is recorded on an accrual basis. Interest income includes coupon interest and amortization of premium and discount on debt securities. Accretion of discounts and amortization of premiums are recorded on a daily basis using the effective yield method except for short-term securities and the PL Money Market Fund, which record discounts and premiums on a straight-line basis. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and reclaims as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which the Funds invest. Facility fees and other fees (such as origination fees) received from senior loans purchased (see Note 2K) by a Fund are amortized over the expected term of each applicable senior loan. Commitment fees received by a Fund relating to unfunded senior loan commitments are deferred and amortized to income over the period of the commitment. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income on the Statements of Operations. Realized gains and losses from securities transactions are recorded on the basis of identified cost, which is also used for Federal income tax purposes. Gains and losses realized on principal paydowns from mortgage- and asset-backed securities are recorded as interest income in the Statements of Operations.
     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to distribution and/or service fees (see Note 3). Income, other non-class specific expenses, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative daily net assets.
     C. Distributions to Shareholders
     The Funds currently declare and pay dividends on net investment income at least annually, except for the PL Money Market, PL Short Duration Bond, PL Floating Rate Loan, PL Managed Bond, PL Inflation Managed, and PL Real Estate Funds. Dividends are generally: 1) declared daily and paid monthly for the PL Money Market Fund; 2) declared and paid monthly for the PL Short Duration Bond, PL Floating Rate Loan, PL Managed Bond, and PL Inflation Managed Funds; and 3) declared and paid quarterly for the PL Real Estate Fund. Dividends may be declared more or less frequently if advantageous to the specific Fund and its shareholders. All realized capital gains are distributed at least annually for all Funds.
     Dividends on net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for futures and options, foreign currency transactions, passive foreign investment companies, post-October losses, capital loss carryforwards, and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications of paid-in capital. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.
     D. Foreign Currency Translation
     Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, and variation margin received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.
     The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investment securities and forwards in the Statements of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or deprecation on foreign currencies in the Statements of Operations.
     E. Expense Allocation
     General expenses of the Funds are allocated to each Fund in proportion to its relative daily net assets. Expenses directly attributable to a particular Fund are charged directly to that Fund. Class-specific fees are charged directly to the respective share class within each Fund.
     F. Offering Costs
     The Funds bear all costs (or the applicable pro-rata share if there is more than one new Fund) associated with offering expenses of the Funds including legal, printing and support service expenses (see Note 3). All such costs are amortized to expense of the new Funds on a straight-line basis over twelve months from commencement of operations.
     G. Futures Contracts
     Certain Funds may enter into futures contracts for purposes of hedging, duration management, as a substitute for securities, to increase returns, for currency hedging or risk management, or to otherwise help achieve a Fund’s investment goal. Initial margin deposits are made upon entering into futures contracts and can be funded with either cash or securities. During the period a futures contract is open, changes in

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the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s cost of the contract. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
     H. Options Contracts
     Certain Funds may write and/or purchase call and put options on securities, futures, interest rate swaps, or currencies. Writing put options or purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Writing call options or purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes or purchases a call or put option, an amount equal to the premium received or paid by the Fund is included in a Fund’s Statement of Assets and Liabilities as a liability or an investment and subsequently adjusted to the current market value, based on the quoted daily settlement price, of the option written or purchased. Certain options may be written or purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received or paid from writing or purchasing options, which expire unexercised, are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. A Fund, as a writer of an option, may have no control over whether the underlying futures, swap, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the futures, swap, security or currency underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. The risk associated with purchasing put and call options is limited to the premium paid.
     I. Forward Foreign Currency Contracts
     Certain Funds may enter into forward foreign currency contracts (“forward contracts”) for purposes of hedging, duration management, as a substitute for securities, to increase returns, for currency hedging or risk management, or to otherwise help achieve a Fund’s investment goal. These contracts are marked-to-market daily at the applicable forward rates. A Fund records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies.
     J. Swaps
     Certain Funds may enter into interest rate, total return, credit default, and other swap agreements in order to obtain a desired return at a lower cost than if a Fund had invested directly in the asset that yielded the desired return and to manage its exposure to interest and other financial risks. Swaps involve commitments to exchange components of income (generally interest or returns) pegged to the underlying assets based on a notional principal amount. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.
     Swaps are marked-to-market daily based upon values from third party vendors or quotations from counterparties. Unrealized appreciation is recorded as an asset and unrealized depreciation is recorded as a liability on the Statements of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recorded as unrealized appreciation or depreciation in the Statements of Operations. Payments received or made at the beginning of the measurement period are reflected as such in the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are included in the calculation of realized gain or loss in the Statements of Operations, when the swap is closed. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments received by a Fund are included as part of realized gain or loss in the Statements of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligations to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.
     Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, or (iii) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark.
     Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of

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payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.
     Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.
     If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
     Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.
     Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.
     Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a Fund against an individual or group of credit default swaps or bonds. Using credit default swaps on credit indices may be less expensive than buying many individual credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.
     A Fund may use pairs trades of credit default swaps. Pairs trades attempt to match a long position with a short position of two securities in the same market sector for hedging purposes. Pairs trades of credit default swaps attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements. For example, a Fund may purchase protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer with the intent to realize gains from the pricing differences of the two issuers who are expected to have similar market risks
     A Fund may also use spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same issuer but with different maturities. Spread curves attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

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     Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the Notes to the Schedules of Investments of the applicable Fund and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/ performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
     The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of March 31, 2009 for which a Fund is the seller of protection are disclosed in the Notes to the Schedules of Investments of the applicable Fund. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.
     K. Senior Loan Participations and Assignments
     Certain Funds may invest in floating rate senior loans (“Senior Loans”), the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates of domestic or foreign corporations, partnerships and other entities (“Borrowers”). Senior loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, LIBOR rates or certificates of deposit rates. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, cannot be predicted with accuracy, as a result, the actual maturity may be substantially less than the stated maturities. Senior loans are exempt from registration under the 1933 Act, may contain certain restrictions on resale, and cannot be sold publicly. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.
     When a Fund purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender.
     When a Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in Senior Loans includes the right to receive payments of principal, interest and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When holding a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a Fund generally has no right to enforce compliance of the terms of the loan agreement. As a result, the Fund assumes the credit risk of the Borrower, the selling participant, and any other persons interpositioned between the Fund and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. As of March 31, 2009, no Fund had unfunded loan commitments.
     L. Inflation-Indexed Bonds
     Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income (debt) securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will result in an adjustment of interest income in the Statements of Operations.
     M. Mortgage-Related and Other Asset-Backed Securities
     Certain Funds may invest in mortgage related and other asset-backed securities. These securities include collateralized mortgage obligations (“CMOs”), mortgage dollar rolls, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. A collateralized obligation is a debt security issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that is collateralized by a portfolio or pool of mortgages, mortgage pass-through securities, U.S. Government securities or other assets. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgage and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or issuers will meet their obligations.

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
     Mortgage dollar rolls, principally using To Be Announced (“TBA”) securities, involve a Fund selling mortgage-backed securities for delivery in the current month and simultaneously contracting to repurchase similar, but not identical securities at an agreed-upon price on a fixed date in the future. A Fund accounts for such dollar rolls as purchases and sales and receives compensation as consideration for entering into the commitment to repurchase. A Fund must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities.
     SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (“IOs”), which receive all of the interest, and principal-only securities (“POs”), which receive the entire principal. The cash flows and yields on IOs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans. If the underlying mortgages experience higher than anticipated prepayments, an investor in IOs of SMBS may fail to recoup fully its initial investment, even if the IOs are highly rated or are derived from securities guaranteed by the U.S. Government. Unlike other fixed-income and other mortgage-backed securities, the market value of IOs tends to move in the same direction as interest rates. As prepayments on the underlying mortgages of POs increase, the yields on POs increase. Payments received from IOs are included in interest income in the Statements of Operations. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on the coupon date until maturity. These adjustments are included in interest income in the Statements of Operations. Payments received from POs are treated as reductions to the cost and par value of the securities. Any principal paydown gains or losses associated with the payments received are reported as interest income in the Statements of Operations.
     N. Government Sponsored Enterprise Securities
     Certain Funds may invest in securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and similar U.S. Government sponsored entities such as Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Banks (“FHLBs”). Although chartered and sponsored by Congress, such entities are generally not funded by Congressional appropriations. The debt and mortgage-backed securities issued by these entities are neither guaranteed nor insured by the U.S. Government. As such, securities issued by these entities are typically supported only by the credit of the issuing entity, which depends entirely on its own resources to repay the debt, subject to the risk of default.
     However, on September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to those applicable entities and their respective assets. FHFA selected a new chief executive officer and chairman of the board of directors of Fannie Mae and Freddie Mac.
     On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of Fannie Mae and Freddie Mac to maintain a positive net worth in each entity. This agreement contains various covenants that severely limit each entity’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each entity’s senior preferred stock and warrants to purchase 79.9% of each Entity’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to both Fannie Mae and Freddie Mac as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by Fannie Mae and Freddie Mac. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009. Fannie Mae and Freddie Mac are continuing to operate while in conservatorship and each remains liable for each of its respective obligations, including guaranty obligations, associated with its mortgage-backed securities.
     O. When-Issued Securities
     Certain Funds may purchase and sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a Fund is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss. Risk may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts, or if the issuer does not issue the securities due to political, economic, or other factors.
     P. Delayed-Delivery Transactions
     Certain Funds may purchase or sell securities on a delayed-delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price or yield of the underlying securities is fixed at the time the transaction is negotiated. When delayed-delivery purchases are outstanding, a Fund will set aside, and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
     Q. Short Sales
     Certain Funds may enter into short sales. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. A Fund’s use of short sales involves the risk that the price of the security in the open market may be higher when purchased to close out the Fund’s short position, resulting in a loss to the Fund. Such a loss is theoretically unlimited because there is no limit on the potential increase in the price of a security or guarantee as to the price at which the manager would be able to purchase the security in the open market.
     When a Fund sells securities short, it must borrow those securities to make delivery to the buyer. The Fund incurs an expense for such borrowing. The Fund may not be able to purchase a security that it needs to deliver to close out a short position at an acceptable price. This may result in losses and/or require the Fund to sell long positions before the manager had intended. A Fund may not be able to successfully implement its short sale strategy, which may limit its ability to achieve its investment goal, due to limited availability of desired or eligible securities, the cost of borrowing securities, regulatory changes limiting or barring short sales, or for other reasons. Securities sold in short sale transactions and the interest and dividends payable on such securities, if any, are reflected as a liability in the Statements of Assets and Liabilities.
     The use of proceeds received from selling short to purchase additional securities (long positions), results in leverage which may increase a Fund’s exposure to long equity positions. Leverage could magnify gains or losses and, therefore, increase a Fund’s volatility.
     R. Repurchase Agreements
     Certain Funds may invest in repurchase agreements. Repurchase agreements permit the investor to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by a Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody’s Investors Service, Inc. (“Moody’s”) or AAA, AA or A by Standard & Poor’s Corporation (“Standard & Poor’s”)) or, if not rated by Moody’s or Standard & Poor’s, are of equivalent investment quality as determined by the investment adviser or the applicable portfolio manager. Such collateral is in the possession of the Funds’ custodian or a designated broker-dealer. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.
     S. New Accounting Pronouncements
     In March 2008, FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS 161”), Disclosures about Derivative Instruments and Hedging Activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008.
SFAS 161 requires enhanced disclosures about Funds’ derivative and hedging activities. Management is currently evaluating the impact the implementation of SFAS 161 will have on the Funds’ financial statement disclosures.
     In April 2009, FASB issued FASB Staff Position No. 157-4, Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly, (“FSP 157-4”). FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also includes guidance on identifying circumstances that indicate a transaction is not orderly and requires enhanced disclosures. Management is currently evaluating the impact the implementation of FSP 157-4 will have on the Funds’ financial statement disclosures.
     T. General Investment Risks
     An investment in a Fund represents an indirect investment in the holdings owned by each Fund. The value of these holdings may move up or down, sometimes rapidly and unpredictably. An investment in a Fund at any point in time may be worth more or less than the original investment. Investments in a Fund may be affected by general economic and market conditions, government and political events, investor perceptions, changes in interest rates and market liquidity.
     The price of equity holdings changes in response to many factors, including a company’s historical and prospective earnings, the value of its assets, and many of the factors noted above.
     Fixed income (debt) holdings are affected primarily by the financial condition of the companies that have issued them and by changes in interest rates, although the factors noted above may also have a significant impact on the holdings. A fixed income (debt) holding’s issuer (including borrowers) may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or go bankrupt. Securities such as high yield/high-risk bonds, i.e. bonds with low credit ratings by Moody’s (Ba or lower) or Standard & Poor’s (BB and lower) or no rating, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are more likely to default on their interest and/or principal payments than higher rated securities. Certain asset-backed instruments, such as collateralized debt obligations, collateralized mortgage obligations and other mortgage related securities, structured investment vehicles and other debt holdings may have exposure to sub-prime loans or sub-prime mortgages, which are loans to persons with lower credit ratings. These instruments may present credit risk that is not transparent and that is greater than indicated by their ratings. The value of these instruments may be more acutely affected by downturns in the credit markets or the real estate market than certain other holdings, and it may be difficult to value these instruments because of a thin secondary market.

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
     There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve foreign currency fluctuations, adverse political, social and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The markets in emerging markets countries can be extremely volatile.
     Events in the financial markets have resulted in, and may continue to cause, increased volatility and uncertainty leaving many assets with significant deteriorating values. Due to interdependencies between markets, events in one market may adversely impact other markets or issuers in unforeseen ways. As a result, the value of a Fund’s holdings may be adversely affected by events in the markets, either directly or indirectly, and each Fund is exposed to potential decreases in the value of those holdings. In addition, traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory responses to market events may impair a manager’s ability to pursue certain investment techniques or strategies and may have unexpected consequences on particular markets, strategies, or investments. Future events may impact a Fund in unforeseen ways, leading a Fund to alter its existing strategies or, potentially, to liquidate and close.
     Each Fund may not invest in illiquid securities and bank loans (collectively, “holdings”) if as a result of such investment, more than 15% (10% for the PL Money Market Fund) of its net assets would be invested in illiquid holdings. The term “illiquid holdings” for this purpose means holdings that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. The market value of illiquid holdings held by each Fund as of March 31, 2009 was less than 15% (10% for the PL Money Market Fund) of its net assets. Illiquid holdings may be difficult to value and difficult to sell, which means a Fund may not be able to sell such holding quickly for its full value.
     For additional risks, refer to discussions on specific types of investments in Notes 2G through 2R above.
3. INVESTMENT ADVISORY, ADMINISTRATION AND SHAREHOLDER SERVICES, AND DISTRIBUTION AGREEMENTS
     Pacific Life Fund Advisors LLC (“PLFA”), a wholly-owned subsidiary of Pacific Life Insurance Company (“Pacific Life”), serves as investment adviser to the Funds. PLFA also does business under the name Pacific Asset Management. Pacific Asset Management manages the PL Money Market Fund. For the other Funds, with the exception of the Portfolio Optimization Funds, PLFA has retained other portfolio managers as discussed below. Pursuant to an Investment Advisory Agreement, PLFA received advisory fees from the Funds based on the following advisory rates, which were based on an annual percentage of the average daily net assets of each Fund for the period April 1, 2008 to June 30, 2008:

PL Portfolio Optimization Conservative	0.00%	PL Large-Cap Value	0.85%	PL Main Street Core	0.65%
PL Portfolio Optimization Moderate-Conservative	0.00%	PL Short Duration Bond	0.60%	PL Emerging Markets	1.00%
PL Portfolio Optimization Moderate	0.00%	PL Floating Rate Loan (2)	0.75%	PL Managed Bond	0.60%
PL Portfolio Optimization Moderate-Aggressive	0.00%	PL Growth LT	0.75%	PL Inflation Managed	0.60%
PL Portfolio Optimization Aggressive	0.00%	PL Mid-Cap Equity	0.85%	PL Comstock	0.95%
PL Money Market	See (1)	PL Large-Cap Growth	0.95%	PL Mid-Cap Growth	0.90%
PL Small-Cap Growth	1.00%	PL International Large-Cap	1.05%	PL Real Estate	1.10%
PL International Value	0.85%	PL Small-Cap Value	0.95%

(1)	An annual rate of 0.40% of the first $250 million of the average daily net assets, 0.35% of the next $250 million, and 0.30% in excess of $500 million.

(2)	PL Floating Rate Loan Fund commenced operations on June 30, 2008.
     A new advisory fee of 0.20% of average daily net assets for the Portfolio Optimization Funds went into effect on July 1, 2008. At that same time, an equivalent decrease in the annual advisory fee paid by each of the Underlying Funds in which the Portfolio Optimization Funds currently invest, and an additional decrease in the advisory fee paid to PLFA by the PL Small-Cap Growth Fund went into effect. Although net expense at the Portfolio Optimization Funds level increased, the total direct (at the Portfolio Optimization Fund level) and indirect (at the Underlying Fund level) expenses of the Portfolio Optimization Funds remained the same or slightly lower after all of the changes became effective in both the Portfolio Optimization Funds and Underlying Funds. These changes were approved by shareholders (see page G-5 for information on the Special Meeting of Shareholders).
     PLFA receives advisory fees from the Funds based on the following advisory fee rates, which are based on an annual percentage of average daily net assets of each Fund:

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

PL Portfolio Optimization Conservative	0.20%	PL Large-Cap Value	0.65%	PL Main Street Core	0.45%
PL Portfolio Optimization Moderate-Conservative	0.20%	PL Short Duration Bond	0.40%	PL Emerging Markets	0.80%
PL Portfolio Optimization Moderate	0.20%	PL Floating Rate Loan (2)	0.75%	PL Managed Bond	0.40%
PL Portfolio Optimization Moderate-Aggressive	0.20%	PL Growth LT	0.55%	PL Inflation Managed	0.40%
PL Portfolio Optimization Aggressive	0.20%	PL Mid-Cap Equity	0.65%	PL Comstock	0.75%
PL Money Market	See (1)	PL Large-Cap Growth	0.75%	PL Mid-Cap Growth	0.70%
PL Small-Cap Growth	0.60%	PL International Large-Cap	0.85%	PL Real Estate	0.90%
PL International Value	0.65%	PL Small-Cap Value	0.75%

(1)	An annual rate of 0.20% of the first $250 million of the average daily net assets, 0.15% of the next $250 million, and 0.10% in excess of $500 million.

(2)	PL Floating Rate Loan Fund commenced operations on June 30, 2008 and was not included in the advisory fee reduction.
     Pursuant to Fund Management Agreements, the Funds and PLFA engage other portfolio managers under PLFA’s supervision for seventeen of the twenty-three Funds. As of March 31, 2009, the following firms serve as sub-advisers for their respective Funds: Fred Alger Management, Inc. for the PL Small-Cap Growth Fund; AllianceBernstein L.P. for the PL International Value Fund; ClearBridge Advisors, LLC for the PL Large-Cap Value Fund; Goldman Sachs Asset Management, L.P. for the PL Short Duration Bond Fund; Highland Capital Management, L.P. for the PL Floating Rate Loan Fund; Janus Capital Management LLC for the PL Growth LT Fund; Lazard Asset Management LLC for the PL Mid-Cap Equity Fund; Loomis, Sayles & Company, L.P. for the PL Large-Cap Growth Fund; MFS Investment Management for the PL International Large-Cap Fund; NFJ Investment Group LLC for the PL Small-Cap Value Fund; OppenheimerFunds, Inc. for the PL Main Street Core and PL Emerging Markets Funds; Pacific Investment Management Company LLC for the PL Managed Bond and PL Inflation Managed Funds; and Van Kampen for the PL Comstock, PL Mid-Cap Growth and PL Real Estate Funds. PLFA, as investment adviser to the Funds, pays the related management fees to these sub-advisers as compensation for advisory services provided to the Funds.
     Pursuant to an Administration and Shareholder Services Agreement (the “Agreement”), Pacific Life serves as administrator (the “Administrator”) to the Funds. Effective July 1, 2008 under the Agreement, the Funds compensated the Administrator at an annual rate of 0.30% of average daily net assets for procuring or providing administrative, transfer agency, and shareholder services. Prior to July 1, 2008, the Fund compensated the Administrator at an annual rate of 0.35%. In addition, Pacific Life and PLFA provide support services to the Funds that are outside the scope of the administrator’s and investment adviser’s responsibilities under the respective Agreements. Under the support services agreement, the Funds compensate Pacific Life and PLFA for their expenses in providing support services to the Funds in connection with various matters, including the expense of registering and qualifying the Funds on state and Federal levels, providing legal, compliance, accounting, tax and chief compliance officer services, maintaining the Funds’ legal existence, shareholders’ meetings, and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to existing shareholders. The Funds reimbursed Pacific Life and PLFA for these support services on an approximate cost basis.
     Pursuant to a Distribution Agreement, Pacific Select Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of Pacific Life, serves as distributor of the Funds’ shares. The Distributor bears all expenses of providing services, including costs of sales presentations, mailings, advertisings, and other marketing efforts by the Distributor in connection with the distribution or sale of the Funds’ shares and makes distribution and service payments to selling groups in connection with the sale of the Funds’ shares and subsequent servicing needs of shareholders provided by selling groups. The Distributor received distribution and service fees pursuant to class-specific distribution and service plans, each adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 (together the “12b-1 Plans”) for Class B, C and R shares. The Distributor also received service fees pursuant to a Class A Service Plan (non 12b-1). Under the 12b-1 Plans, each Fund paid to the Distributor both distribution and service fees at an annual rate expressed as a percentage of average daily net assets. The distribution fee was 0.75% for Class B and C shares and 0.25% for R shares. The service fee was 0.25% for Class A, B, C, and R shares. The Class A shares did not pay a distribution fee. For the Portfolio Optimization Funds, each class of shares invests in Class A shares of the Underlying Funds, without payment of a front-end sales charge. To avoid duplication of fees, the 0.25% service fee for each class of the Portfolio Optimization Funds was waived. The fees were accrued daily.
     For the year ended March 31, 2009, the Distributor, acting as underwriter, received net commissions of $5,825,309 from the sale of Class A shares and received $927,579 in CDSC from redemptions of Class B and C shares.
4. TRUSTEE COMPENSATION
     The Trust pays each independent trustee of the Board retainer fees and specified amounts for various Board and committee services and for chairing the committees.
     Each independent trustee is eligible to participate in the Trust’s Deferred Compensation Plan (the “Deferred Compensation Plan”). The Deferred Compensation Plan allows each independent trustee to voluntarily defer receipt of all or a percentage of fees which otherwise would be payable for services performed. Amounts in the deferral account are obligations of the Trust that are payable in accordance with the Deferred Compensation Plan. Deferral amounts are treated as though equivalent dollar amounts had been invested in shares of certain

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
Funds. An independent trustee who defers compensation has the option to select credit rate options that track the performance of the Class A shares of the corresponding Funds without a sales load. Accordingly, the market value appreciation or depreciation of the independent trustee’s deferred compensation accounts will cause the expenses of each Fund to increase or decrease due to the market fluctuation. During the year ended March 31, 2009, the Funds paid $18,413 of deferred compensation to retired independent trustees. As of March 31, 2009, the total deferred trustee compensation liability was $87,387 for both current and retired independent trustees.
5. EXPENSE REDUCTIONS
     To help limit the Funds’ expenses, PLFA pursuant to an expense limitation agreement, has contractually agreed to reduce its fees or otherwise reimburse each Fund for its operating expenses (including organizational expenses, but not including investment advisory fees; distribution and service (12b-1) fees; non 12b-1 service fees; dividends on securities sold short; acquired fund fees and expenses; foreign taxes on dividends, interest or gains; interest; taxes; brokerage commissions and other transactional expenses; extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of each Fund’s business) that exceed an annual expense rate based on a percentage of a Fund’s average daily net assets. The expense cap is 0.00% for the Portfolio Optimization Funds and 0.30% for the Underlying Funds through June 30, 2009. Pacific Life, as Administrator, charges the Funds at an annual rate of 0.30% (prior to July 1, 2008 was 0.35%) of average daily net assets under the Administration and Shareholder Services Agreement (see Note 3). To the extent that the expense cap for a Fund is lower than the administration fee, pursuant to an Expense Limitation Agreement dated May 1, 2007, Pacific Life has agreed to waive its administration fee to the level of the expense cap through June 30, 2010.
     The investment adviser expense reimbursement and administrator fee reduction for the year ended March 31, 2009 for each Fund were as follows:

	Investment		Total
	Adviser	Administrator	Reimbursements
	Expense	Fee	and
Funds	Reimbursements	Reductions	Reductions

PL Portfolio Optimization Conservative	$154,893	$211,113	$366,006
PL Portfolio Optimization Moderate-Conservative	233,530	343,927	577,457
PL Portfolio Optimization Moderate	706,328	1,233,179	1,939,507
PL Portfolio Optimization Moderate-Aggressive	751,555	1,247,722	1,999,277
PL Portfolio Optimization Aggressive	367,445	538,940	906,385
PL Money Market	171,298	4,670	175,968
PL Small-Cap Growth	125,958	5,049	131,007
PL International Value	308,462	17,007	325,469
PL Large-Cap Value	165,929	9,531	175,460
PL Short Duration Bond	140,356	10,594	150,950
PL Floating Rate Loan	55,422	—	55,422
PL Growth LT	219,204	10,663	229,867
PL Mid-Cap Equity	183,519	11,656	195,175
PL Large-Cap Growth	91,085	3,633	94,718
PL International Large-Cap	284,004	12,669	296,673
PL Small-Cap Value	117,823	2,679	120,502
PL Main Street Core	354,721	15,588	370,309
PL Emerging Markets	341,020	6,269	347,289
PL Managed Bond	449,618	22,383	472,001
PL Inflation Managed	325,807	15,610	341,417
PL Comstock	197,631	16,758	214,389
PL Mid-Cap Growth	131,648	7,076	138,724
PL Real Estate	113,348	5,022	118,370

Total	$5,990,604	$3,751,738	$9,742,342

     There is no guarantee that PLFA and/or Pacific Life will continue to cap and/or reduce expenses after June 30, 2010. Any reimbursement and reduction, except for the reimbursement of $10,262 by PLFA for the insurance premium paid by the PL Money Market Fund for participating in the U.S. Treasury’s Temporary Money Market Fund Guarantee Program (see Note 13), is subject to repayment to PLFA and/or Pacific Life, for a period of time as permitted under regulatory and/or accounting standards (currently 3 years from the end of the fiscal year in which the reimbursement or reduction took place), to the extent such expenses fall below the expense cap in future years. Any amounts repaid to PLFA and/or Pacific Life will have the effect of increasing such expenses of the Funds, but not above the expense cap.

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
     The cumulative reimbursement and reduction amounts, if any, as of March 31, 2009 that are subject to repayment for each Fund are as follows:

	Expiration
Funds	2010	2011	2012

PL Portfolio Optimization Conservative	$233,903	$257,268	$366,006
PL Portfolio Optimization Moderate-Conservative	517,561	575,493	577,457
PL Portfolio Optimization Moderate	1,647,668	2,124,615	1,939,507
PL Portfolio Optimization Moderate-Aggressive	1,718,549	2,302,787	1,999,277
PL Portfolio Optimization Aggressive	739,235	1,080,933	906,385
PL Money Market	113,640	93,254	165,706
PL Small-Cap Growth	149,587	165,822	131,007
PL International Value	289,007	343,568	325,469
PL Large-Cap Value	193,610	198,498	175,460
PL Short Duration Bond	197,905	212,660	150,950
PL Floating Rate Loan	—	—	55,422
PL Growth LT	213,449	272,256	229,867
PL Mid-Cap Equity	198,479	234,458	195,175
PL Large-Cap Growth	170,991	140,798	94,718
PL International Large-Cap	339,401	357,364	296,673
PL Small-Cap Value	—	66,498	120,502
PL Main Street Core	300,236	315,029	370,309
PL Emerging Markets	411,421	455,787	347,289
PL Managed Bond	365,613	501,374	472,001
PL Inflation Managed	282,559	359,755	341,417
PL Comstock	263,118	300,315	214,389
PL Mid-Cap Growth	207,435	238,535	138,724
PL Real Estate	144,757	138,599	118,370

Total	$8,698,124	$10,735,666	$9,732,080

     Due to the current regulatory and/or accounting standards, all expense reimbursements made by the investment adviser for the period September 28, 2001 (the Pacific Life Funds’ commencement date of operations) to March 31, 2006 expired for future recoupment as of March 31, 2009. Based on the Funds’ experience, the likelihood of repayment by the Funds for the amounts presented in the table above prior to the expiration is considered remote and no liabilities for such repayments were recorded by the Funds as of March 31, 2009. The adviser expense reimbursement and administrator fee reduction is presented in the Statements of Operations.
6. TRANSACTIONS WITH AFFILIATES
     The Funds have incurred $9,342,511 of investment advisory fees (after $3,656 advisory fee waiver for the PL Money Market Fund), $3,624,507 of administration fees (after $3,751,738 administrator fee reduction), and $816,411 of expenses for support services provided by Pacific Life and PLFA (at approximate cost, see Note 3), for the year ended March 31, 2009. As of March 31, 2009, $607,657, $464,073, and $180,121, respectively, remained payable.
     For the year ended March 31, 2009, the Funds also incurred $7,696,992 of distribution and/or service fees (after distribution and/or service fee waivers of $2,838,770), payable to the Distributor under the 12b-1 Plans and non 12b-1 service plan. As of March 31, 2009, $120,274 remained payable.
     As of March 31, 2009, each of the Portfolio Optimization Funds (aggregate of Classes A, B, C and R) owned shares in each of the affiliated applicable Underlying Funds. A summary of transactions for the year ended March 31, 2009 and the percentages of the total shares outstanding of each of the following affiliated applicable Underlying Funds, as of March 31, 2009, were as follows:

						March 31, 2009
								Percentage of
	March 31, 2008	Purchase	Sales	Realized	Distributions	Share	Market	Total Shares
Fund/Underlying Fund	Share Balance	Cost	Cost	Gain (Loss)	Received (1)	Balance	Value	Outstanding

PL Portfolio Optimization Conservative Fund
PL Money Market	1,676,940	$641,125	$827,557	$—	$19,724	1,490,508	$1,490,508	2.69%
PL International Value	155,602	2,610,216	1,097,653	(280,845)	58,603	387,282	2,377,909	3.02%
PL Large-Cap Value	95,296	1,245,274	295,811	(80,787)	19,174	214,657	1,577,726	2.51%
PL Short Duration Bond	1,209,981	5,575,982	5,863,011	(144,944)	726,849	1,193,844	11,568,349	24.42%
PL Floating Rate Loan	—	8,408,850	955,269	(178,295)	284,418	788,948	6,453,595	23.20%
PL Growth LT	67,500	1,845,255	335,162	(31,692)	30,084	235,808	1,825,156	2.46%
PL Mid-Cap Equity	176,824	2,161,369	335,117	(72,767)	25,650	489,304	2,607,989	4.41%
PL International Large-Cap	68,443	1,325,072	95,446	(23,735)	16,326	180,610	1,656,197	2.54%
PL Main Street Core	312,986	3,909,322	1,376,005	(137,316)	36,730	716,493	4,377,774	5.13%
PL Managed Bond	1,713,537	15,954,282	4,047,355	(263,777)	2,330,842	2,944,319	28,559,899	20.74%
PL Inflation Managed	939,832	8,246,119	1,358,738	(115,988)	1,314,080	1,650,875	15,831,891	19.47%
PL Comstock	240,424	4,582,815	3,538,638	(887,631)	51,717	474,984	3,301,137	4.41%

	6,657,365	$56,505,681	$20,125,762	$(2,217,777)	$4,914,197	10,767,632	$81,628,130

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

						March 31, 2009
								Percentage of
	March 31, 2008	Purchase	Sales	Realized	Distributions	Share	Market	Total Shares
Fund/Underlying Fund	Share Balance	Cost	Cost	Gain (Loss)	Received (1)	Balance	Value	Outstanding

PL Portfolio Optimization Moderate-Conservative Fund
PL Money Market	1,166,195	$111,180	$1,277,375	$—	$4,600	—	$—	—%
PL Small-Cap Growth	123,976	466,477	180,736	(10,417)	—	174,020	1,023,236	4.25%
PL International Value	635,969	3,123,297	1,426,227	(332,725)	175,870	931,393	5,718,751	7.27%
PL Large-Cap Value	396,893	1,345,195	278,422	(45,455)	57,738	522,491	3,840,307	6.10%
PL Short Duration Bond	1,721,574	3,503,748	9,957,957	(86,323)	866,054	1,072,730	10,394,754	21.94%
PL Floating Rate Loan	—	7,917,534	1,248,806	(215,840)	285,733	676,057	5,530,145	19.88%
PL Growth LT	272,371	2,738,101	276,978	(38,874)	80,945	509,528	3,943,745	5.32%
PL Mid-Cap Equity	519,922	1,862,213	913,226	(196,069)	52,187	729,082	3,886,009	6.57%
PL Large-Cap Growth	124,679	495,077	123,306	(2)	—	184,854	1,005,606	6.09%
PL International Large-Cap	383,582	2,500,954	1,105,773	(224,636)	73,956	527,772	4,839,675	7.43%
PL Small-Cap Value	134,379	383,977	232,731	(21,630)	16,965	171,306	940,468	3.48%
PL Main Street Core	814,906	2,992,406	1,082,510	(302,573)	74,800	1,121,729	6,853,763	8.04%
PL Managed Bond	2,621,927	9,810,094	9,662,080	(743,282)	2,956,705	2,663,645	25,837,362	18.77%
PL Inflation Managed	1,588,611	4,368,201	5,831,396	(513,363)	1,859,845	1,455,203	13,955,393	17.16%
PL Comstock	867,611	2,948,601	3,153,151	(731,806)	139,811	990,904	6,886,784	9.20%
PL Mid-Cap Growth	367,921	1,254,355	1,662,812	(225,771)	244,117	408,596	2,034,810	10.77%

	11,740,516	$45,821,410	$38,413,486	$(3,688,766)	$6,889,326	12,139,310	$96,690,808

						March 31, 2009
								Percentage of
	March 31, 2008	Purchase	Sales	Realized	Distributions	Share	Market	Total Shares
Fund/Underlying Fund	Share Balance	Cost	Cost	Gain (Loss)	Received (1)	Balance	Value	Outstanding

PL Portfolio Optimization Moderate Fund
PL Small-Cap Growth	960,929	$1,064,194	$434,563	$(71,014)	$—	1,076,076	$6,327,324	26.30%
PL International Value	2,853,644	10,985,513	9,871,504	(1,998,861)	727,614	3,375,223	20,723,872	26.35%
PL Large-Cap Value	1,761,125	13,399,060	1,399,369	(437,564)	342,662	2,867,237	21,074,191	33.49%
PL Short Duration Bond	4,057,698	4,150,095	21,478,732	(196,274)	2,016,201	2,312,142	22,404,654	47.29%
PL Floating Rate Loan	—	19,006,858	3,232,278	(591,159)	676,159	1,593,974	13,038,709	46.88%
PL Growth LT	1,631,386	15,184,668	494,361	(95,663)	512,362	2,925,069	22,640,031	30.54%
PL Mid-Cap Equity	2,769,940	5,710,667	1,119,547	(249,629)	273,432	3,451,077	18,394,241	31.10%
PL Large-Cap Growth	988,323	1,243,895	579,867	(38,893)	—	1,124,054	6,114,856	37.05%
PL International Large-Cap	1,664,097	5,375,341	954,635	(296,544)	325,388	2,026,200	18,580,252	28.52%
PL Small-Cap Value	479,926	5,369,515	507,764	(60,926)	116,189	1,055,867	5,796,711	21.45%
PL Main Street Core	3,687,275	8,389,908	657,139	(148,457)	343,065	4,618,078	28,216,458	33.09%
PL Emerging Markets	1,044,784	5,056,224	1,314,375	100,427	1,940,177	1,546,830	10,116,269	32.80%
PL Managed Bond	7,280,460	12,315,042	29,261,265	(2,236,645)	7,181,183	5,671,506	55,013,605	39.96%
PL Inflation Managed	4,761,365	6,426,330	23,258,917	(1,558,917)	4,916,534	3,167,270	30,374,119	37.36%
PL Comstock	3,442,198	8,380,656	11,680,623	(2,745,571)	552,309	3,423,085	23,790,437	31.77%
PL Mid-Cap Growth	1,413,152	2,302,927	5,453,729	(509,786)	857,635	1,243,688	6,193,568	32.79%
PL Real Estate	826,768	2,070,027	1,763,799	(514,027)	137,000	1,000,993	4,594,559	22.15%

	39,623,070	$126,430,920	$113,462,467	$(11,649,503)	$20,917,910	42,478,369	$313,393,856

						March 31, 2009
								Percentage of
	March 31, 2008	Purchase	Sales	Realized	Distributions	Share	Market	Total Shares
Fund/Underlying Fund	Share Balance	Cost	Cost	Gain (Loss)	Received (1)	Balance	Value	Outstanding

PL Portfolio Optimization Moderate-Aggressive Fund
PL Small-Cap Growth	1,850,104	$839,283	$4,095,631	$(725,292)	$—	1,616,855	$9,507,107	39.51%
PL International Value	3,635,055	14,550,630	560,979	(140,178)	1,045,285	5,079,531	31,188,322	39.65%
PL Large-Cap Value	2,182,721	14,369,647	3,090,574	(1,021,193)	398,487	3,234,411	23,772,917	37.77%
PL Short Duration Bond	1,174,523	489,428	9,232,708	70,540	423,876	284,501	2,756,816	5.82%
PL Floating Rate Loan	—	4,900,043	1,518,492	(292,435)	170,279	341,372	2,792,420	10.04%
PL Growth LT	2,385,467	20,356,902	1,963,095	(770,716)	735,804	3,943,436	30,522,197	41.18%
PL Mid-Cap Equity	3,758,740	6,490,189	987,393	(260,660)	363,524	4,494,742	23,956,975	40.50%
PL Large-Cap Growth	1,179,136	717,136	2,107,237	(169,870)	—	1,074,406	5,844,767	35.42%
PL International Large-Cap	2,605,294	5,705,843	783,776	(223,098)	494,931	2,958,142	27,126,165	41.64%
PL Small-Cap Value	927,520	11,120,686	936,303	(198,164)	235,715	2,104,711	11,554,863	42.77%
PL Main Street Core	4,233,894	7,268,736	488,648	(105,725)	374,808	4,969,028	30,360,760	35.61%
PL Emerging Markets	1,566,534	4,685,052	2,637,206	(392,544)	2,845,919	1,949,889	12,752,271	41.35%
PL Managed Bond	4,451,226	5,499,720	26,769,771	(1,810,869)	3,841,761	2,387,255	23,156,379	16.82%
PL Inflation Managed	3,598,665	4,348,044	22,811,455	(1,453,567)	3,607,790	1,827,908	17,529,642	21.56%
PL Comstock	3,909,046	6,526,785	10,159,821	(2,744,195)	621,450	3,826,236	26,592,343	35.51%
PL Mid-Cap Growth	2,062,179	1,919,701	12,009,839	(1,345,261)	1,044,129	1,202,214	5,987,024	31.69%
PL Real Estate	1,612,871	6,120,013	3,822,510	(1,227,877)	303,539	2,217,267	10,177,254	49.06%

	41,132,975	$115,907,838	$103,975,438	$(12,811,104)	$16,507,297	43,511,904	$295,578,222

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

						March 31, 2009
								Percentage of
	March 31, 2008	Purchase	Sales	Realized	Distributions	Share	Market	Total Shares
Fund/Underlying Fund	Share Balance	Cost	Cost	Gain (Loss)	Received (1)	Balance	Value	Outstanding

PL Portfolio Optimization Aggressive Fund
PL Small-Cap Growth	1,065,170	$3,071,574	$3,614,215	$(739,449)	$—	1,091,976	$6,420,820	26.68%
PL International Value	2,235,665	5,277,121	122,266	(30,201)	576,754	2,831,930	17,388,051	22.11%
PL Large-Cap Value	1,224,190	3,281,754	2,001,928	(705,755)	175,322	1,369,989	10,069,419	16.00%
PL Growth LT	1,604,869	3,902,730	1,957,312	(799,465)	485,678	1,785,477	13,819,590	18.64%
PL Mid-Cap Equity	2,303,153	1,660,980	6,917,476	(1,499,514)	169,493	1,896,052	10,105,956	17.09%
PL Large-Cap Growth	421,763	776,591	577,652	(136,957)	—	462,417	2,515,549	15.24%
PL International Large-Cap	1,362,867	2,997,269	5,666,851	(2,098,909)	248,464	1,275,867	11,699,698	17.96%
PL Small-Cap Value	631,175	10,023,346	1,855,242	(220,709)	174,487	1,589,522	8,726,477	32.30%
PL Main Street Core	2,251,822	3,030,755	437,316	(180,276)	191,874	2,530,820	15,463,313	18.13%
PL Emerging Markets	895,762	3,502,978	1,006,913	(503,955)	1,756,039	1,218,833	7,971,169	25.85%
PL Comstock	1,881,460	2,778,887	4,585,503	(1,208,142)	290,014	1,842,852	12,807,819	17.10%
PL Mid-Cap Growth	1,283,942	1,678,886	10,260,625	(1,055,417)	565,689	505,217	2,515,983	13.32%
PL Real Estate	891,817	3,350,510	1,816,778	(476,990)	162,339	1,250,072	5,737,829	27.66%

	18,053,655	$45,333,381	$40,820,077	$(9,655,739)	$4,796,153	19,651,024	$125,241,673

(1)	Distributions received includes distributions from net investment income and capital gains from the Underlying Funds.
7. TAX CHARACTER OF DISTRIBUTIONS AND COMPONENTS OF DISTRIBUTABLE EARNINGS
     The tax character of distributions paid during the year ended March 31, 2009, were as follows:

	Distributions Paid From
	Ordinary	Long-Term	Return of	Total
Funds	Income	Capital Gains	Capital	Distributions

PL Portfolio Optimization Conservative	$3,923,732	$133,752	$—	$4,057,484
PL Portfolio Optimization Moderate-Conservative	4,398,954	1,105,969	—	5,504,923
PL Portfolio Optimization Moderate	10,527,424	6,873,046	—	17,400,470
PL Portfolio Optimization Moderate-Aggressive	6,485,309	9,839,791	—	16,325,100
PL Portfolio Optimization Aggressive	13	5,735,626	—	5,735,639
PL Money Market	549,555	—	—	549,555
PL International Value	2,637,765	—	—	2,637,765
PL Large-Cap Value	963,281	78,131	—	1,041,412
PL Short Duration Bond	2,359,289	1,688,071	—	4,047,360
PL Floating Rate Loan	1,416,589	—	—	1,416,589
PL Growth LT	6	1,903,765	—	1,903,771
PL Mid-Cap Equity	887,740	—	—	887,740
PL International Large-Cap	406,316	781,478	—	1,187,794
PL Small-Cap Value	543,357	—	—	543,357
PL Main Street Core	1,021,270	—	—	1,021,270
PL Emerging Markets	513,190	6,029,027	—	6,542,217
PL Managed Bond	15,798,381	1,061,640	—	16,860,021
PL Inflation Managed	12,137,058	—	—	12,137,058
PL Comstock	1,691,349	—	—	1,691,349
PL Mid-Cap Growth	99,273	2,922,430	—	3,021,703
PL Real Estate	587,647	—	23,684	611,331
     The tax character of distributions paid during the year ended March 31, 2008, were as follows:

	Distributions Paid From
	Ordinary	Long-Term	Total
Funds	Income	Capital Gains	Distributions

PL Portfolio Optimization Conservative	$1,198,682	$409,807	$1,608,489
PL Portfolio Optimization Moderate-Conservative	2,956,503	1,491,677	4,448,180
PL Portfolio Optimization Moderate	11,117,211	8,988,403	20,105,614
PL Portfolio Optimization Moderate-Aggressive	10,777,565	12,805,723	23,583,288
PL Portfolio Optimization Aggressive	4,531,572	6,259,385	10,790,957
PL Money Market	1,040,367	—	1,040,367
PL Small-Cap Growth	1,969,306	3,541,064	5,510,370
PL International Value	1,675,910	1,841,473	3,517,383
PL Large-Cap Value	568,964	1,209,904	1,778,868
PL Short Duration Bond	2,709,344	—	2,709,344

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	Distributions Paid From
	Ordinary	Long-Term	Total
Funds	Income	Capital Gains	Distributions

PL Growth LT	$205,532	$1,478,375	$1,683,907
PL Mid-Cap Equity	5,417,760	3,238,588	8,656,348
PL International Large-Cap	1,209,472	3,988,898	5,198,370
PL Small-Cap Value	118,054	—	118,054
PL Main Street Core	3,267,703	3,144,126	6,411,829
PL Emerging Markets	1,219,252	5,007,689	6,226,941
PL Managed Bond	5,393,445	149,998	5,543,443
PL Inflation Managed	5,076,398	—	5,076,398
PL Comstock	1,457,505	2,487,829	3,945,334
PL Mid-Cap Growth	3,927,155	7,813,635	11,740,790
PL Real Estate	861,504	2,160,606	3,022,110
     As of March 31, 2009, the components of distributable earnings on a tax basis were as follows:

				Net
	Accumulated	Undistributed	Undistributed	Unrealized
	Capital and	Ordinary	Long-Term	Appreciation
Funds	Other Losses	Income	Capital Gains	(Depreciation) (1)

PL Portfolio Optimization Conservative	$—	$564,288	$—	$(11,412,193)
PL Portfolio Optimization Moderate-Conservative	(1,453,044)	1,232,493	—	(27,547,046)
PL Portfolio Optimization Moderate	(4,390,644)	4,275,723	—	(138,923,650)
PL Portfolio Optimization Moderate-Aggressive	(5,546,447)	2,973,238	—	(186,068,923)
PL Portfolio Optimization Aggressive	(5,516,810)	1,107,101	—	(95,039,111)
PL Money Market	—	20,274	—	—
PL Small-Cap Growth	(11,301,981)	—	—	(5,733,933)
PL International Value	(23,652,440)	412,673	—	(53,964,982)
PL Large-Cap Value	(12,957,305)	375,210	—	(21,908,453)
PL Short Duration Bond	(1,045,853)	6,949	—	(130,236)
PL Floating Rate Loan	(2,103,313)	25,455	—	(4,645,876)
PL Growth LT	(21,190,772)	1,426,737	—	(18,808,177)
PL Mid-Cap Equity	(30,213,991)	113,723	—	(19,121,026)
PL Large-Cap Growth	(9,923,263)	—	—	357,020
PL International Large-Cap	(7,077,460)	795,979	—	(26,716,209)
PL Small-Cap Value	(5,755,378)	82,542	—	(12,116,643)
PL Main Street Core	(21,374,398)	299,758	—	(37,069,200)
PL Emerging Markets	(4,380,683)	—	—	(9,682,549)
PL Managed Bond	(269,322)	891,879	—	(10,367,365)
PL Inflation Managed	(2,829,243)	1,498,967	—	(6,993,238)
PL Comstock	(25,813,624)	333,756	—	(37,703,395)
PL Mid-Cap Growth	(706,935)	—	—	(6,579,748)
PL Real Estate	(6,804,780)	—	—	(17,454,073)

(1)	Amount includes appreciation and depreciation on investments, derivatives, and assets and liabilities in foreign currencies.
The components of the accumulated capital and other losses as of March 31, 2009, are summarized in Note 8.
     8. FEDERAL INCOME TAX INFORMATION
     Each Fund intends to continue to qualify as a regulated investment company and distribute substantially all its taxable income and capital gains to its shareholders. Each Fund presented in the first table below declared and paid sufficient dividends on net investment income and capital gains distributions during the year ended March 31, 2009, to qualify as a regulated investment company and is not required to pay Federal income tax under Subchapter M of the Internal Revenue Code. Accordingly, no provision for Federal income taxes is required in the financial statements. Required distributions are based on net investment income and net realized gains determined on a tax basis and may differ from such amounts for financial reporting purposes (see Note 2C). In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by each Fund.
     Net capital loss carryovers and post-October capital losses, if any, as of March 31, 2009, are available to offset future realized capital gains and thereby reduce future capital gains distributions. Post-October foreign currency losses, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The net capital loss carryovers and the post-October capital and foreign currency losses deferred as of March 31, 2009, were as follows:

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

								Post-	Post-October	Accumulated
	Net Capital							October	Foreign	Capital and
	Loss	Net Capital Loss Carryover Expiring in						Capital Loss	Currency	Other
Funds	Carryover	2012 and Prior	2013	2014	2015	2016	2017	Deferral	Loss Deferral	Losses

PL Portfolio Optimization Moderate-Conservative	$(1,171,196)	$—	$—	$—	$—	$—	$(1,171,196)	$(281,848)	$—	$(1,453,044)
PL Portfolio Optimization Moderate	(3,967,837)	—	—	—	—	—	(3,967,837)	(422,807)	—	(4,390,644)
PL Portfolio Optimization Moderate-Aggressive	(3,214,516)	—	—	—	—	—	(3,214,516)	(2,331,931)	—	(5,546,447)
PL Portfolio Optimization Aggressive	(2,128,707)	—	—	—	—	—	(2,128,707)	(3,388,103)	—	(5,516,810)
PL Small-Cap Growth	(5,477,816)	—	—	—	—	—	(5,477,816)	(5,824,165)	—	(11,301,981)
PL International Value	(7,806,521)	—	—	—	—	—	(7,806,521)	(15,695,482)	(150,437)	(23,652,440)
PL Large-Cap Value	(5,885,797)	—	—	—	—	—	(5,885,797)	(7,068,794)	(2,714)	(12,957,305)
PL Short Duration Bond	—	—	—	—	—	—	—	(1,045,853)	—	(1,045,853)
PL Floating Rate Loan	(439,943)	—	—	—	—	—	(439,943)	(1,663,370)	—	(2,103,313)
PL Growth LT	(7,353,330)	—	—	—	—	—	(7,353,330)	(13,692,509)	(144,933)	(21,190,772)
PL Mid-Cap Equity	(15,810,724)	—	—	—	—	—	(15,810,724)	(14,403,267)	—	(30,213,991)
PL Large-Cap Growth (1)	(5,564,677)	(64,425)	—	—	(1,076,170)	—	(4,424,082)	(4,358,586)	—	(9,923,263)
PL International Large-Cap	(2,153,723)	—	—	—	—	—	(2,153,723)	(4,904,806)	(18,931)	(7,077,460)
PL Small-Cap Value	(1,719,010)	—	—	—	—	(32,441)	(1,686,569)	(4,036,368)	—	(5,755,378)
PL Main Street Core	(13,408,365)	—	—	—	—	—	(13,408,365)	(7,966,033)	—	(21,374,398)
PL Emerging Markets	—	—	—	—	—	—	—	(4,374,328)	(6,355)	(4,380,683)
PL Managed Bond	—	—	—	—	—	—	—	(269,322)	—	(269,322)
PL Inflation Managed	(141,727)	—	—	—	—	—	(141,727)	(2,411,164)	(276,352)	(2,829,243)
PL Comstock	(12,106,786)	—	—	—	—	—	(12,106,786)	(13,706,838)	—	(25,813,624)
PL Mid-Cap Growth	—	—	—	—	—	—	—	(704,555)	(2,380)	(706,935)
PL Real Estate	(2,282,346)	—	—	—	—	—	(2,282,346)	(4,522,434)	—	(6,804,780)

(1)	The availability of a certain amount of capital loss carryover which was acquired on December 31, 2003 in the merger with the PF Putnam Research Fund, may be limited in a given year. The net capital loss carryover for 2012 and prior includes $64,425 net capital loss carryover expiring in 2011.
     The aggregate Federal tax cost of investments and the composition of unrealized appreciation and depreciation on investments and net unrealized appreciation and/or depreciation on derivatives and assets and liabilities in foreign currencies as of March 31, 2009, were as follows:

		Gross	Gross	Net Unrealized	Net Unrealized
	Total Cost of	Unrealized	Unrealized	Appreciation	Appreciation	Net
	Investments	Appreciation	Depreciation	(Depreciation)	(Depreciation)	Appreciation
Funds	on Tax Basis	on Investments	on Investments	on Investments	on Other (1)	(Depreciation)

PL Portfolio Optimization Conservative	$93,040,323	$—	$(11,412,193)	$(11,412,193)	$—	$(11,412,193)
PL Portfolio Optimization Moderate-Conservative	124,237,854	—	(27,547,046)	(27,547,046)	—	(27,547,046)
PL Portfolio Optimization Moderate	452,317,506	—	(138,923,650)	(138,923,650)	—	(138,923,650)
PL Portfolio Optimization Moderate-Aggressive	481,647,145	—	(186,068,923)	(186,068,923)	—	(186,068,923)
PL Portfolio Optimization Aggressive	220,280,784	—	(95,039,111)	(95,039,111)	—	(95,039,111)
PL Money Market	54,093,610	—	—	—	—	—
PL Small-Cap Growth	28,985,506	1,396,775	(7,130,708)	(5,733,933)	—	(5,733,933)
PL International Value	131,241,741	663,322	(54,637,577)	(53,974,255)	9,273	(53,964,982)
PL Large-Cap Value	81,837,368	946,771	(22,855,414)	(21,908,643)	190	(21,908,453)
PL Short Duration Bond	47,247,847	762,177	(892,206)	(130,029)	(207)	(130,236)
PL Floating Rate Loan	27,925,291	28,265	(4,674,141)	(4,645,876)	—	(4,645,876)
PL Growth LT	92,684,178	1,329,486	(20,119,349)	(18,789,863)	(18,314)	(18,808,177)
PL Mid-Cap Equity	78,065,921	1,204,741	(20,325,767)	(19,121,026)	—	(19,121,026)
PL Large-Cap Growth	15,861,946	1,089,423	(732,403)	357,020	—	357,020
PL International Large-Cap	91,859,987	1,343,067	(28,054,412)	(26,711,345)	(4,864)	(26,716,209)
PL Small-Cap Value	39,269,028	818,486	(12,935,129)	(12,116,643)	—	(12,116,643)
PL Main Street Core	121,333,490	1,409,752	(38,478,952)	(37,069,200)	—	(37,069,200)
PL Emerging Markets	40,179,711	1,192,376	(10,871,628)	(9,679,252)	(3,297)	(9,682,549)
PL Managed Bond	227,773,497	4,777,265	(19,969,892)	(15,192,627)	4,825,262	(10,367,365)

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

		Gross	Gross	Net Unrealized	Net Unrealized
	Total Cost of	Unrealized	Unrealized	Appreciation	Appreciation
	Investments	Appreciation	Depreciation	(Depreciation)	(Depreciation)	Net
Funds	on Tax Basis	on Investments	on Investments	on Investments	on Other (1)	Depreciation

PL Inflation Managed	$147,641,247	$6,546,107	$(12,655,023)	$(6,108,916)	$(884,322)	$(6,993,238)
PL Comstock	112,510,318	1,315,819	(39,019,214)	(37,703,395)	—	(37,703,395)
PL Mid-Cap Growth	25,233,661	2,125,751	(8,705,132)	(6,579,381)	(367)	(6,579,748)
PL Real Estate	38,250,119	241,015	(17,693,568)	(17,452,553)	(1,520)	(17,454,073)

(1)	Other includes net appreciation or depreciation on derivatives and assets and liabilities in foreign currencies.
     The Funds implemented FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes. The implementation of FIN 48 resulted in no liability for unrecognized tax benefits and no change to the beginning net asset values of each of the Funds.
     As of and during the year ended March 31, 2009, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended March 31, 2009, the Funds did not incur any interest or penalties.
     The Funds’ tax returns remain subject to examination by Federal and State tax authorities (principal state jurisdictions include California and Delaware) for the tax years ended March 31, 2007 through March 31, 2009 for federal purposes and March 31, 2006 through March 31, 2009 for state purposes.
9. PURCHASES AND SALES OF SECURITIES
     The cost of purchases and proceeds from sales of securities (excluding short-term investments and the PL Money Market Fund since it trades exclusively in short-term debt securities) for the year ended March 31, 2009, were as follows:

	U.S. Government Securities		Other Securities
Funds	Purchases	Sales	Purchases	Sales

PL Portfolio Optimization Conservative	$—	$—	$56,505,681	$17,907,985
PL Portfolio Optimization Moderate-Conservative	—	—	45,821,410	34,724,720
PL Portfolio Optimization Moderate	—	—	126,430,920	101,812,964
PL Portfolio Optimization Moderate-Aggressive	—	—	115,907,838	91,164,334
PL Portfolio Optimization Aggressive	—	—	45,333,381	31,164,338
PL Small-Cap Growth	—	—	21,998,929	21,477,190
PL International Value	—	—	61,208,318	32,096,227
PL Large-Cap Value	—	—	54,964,966	26,997,733
PL Short Duration Bond	63,609,700	85,210,282	16,120,297	16,571,298
PL Floating Rate Loan	—	—	43,654,245	13,912,026
PL Growth LT	—	—	107,842,371	65,835,925
PL Mid-Cap Equity	—	—	72,105,236	59,471,427
PL Large-Cap Growth	—	—	38,366,729	38,481,904
PL International Large-Cap	—	—	35,152,984	21,296,378
PL Small-Cap Value	—	—	37,804,778	14,108,644
PL Main Street Core	—	—	128,849,297	105,337,003
PL Emerging Markets	—	—	26,146,881	22,429,345
PL Managed Bond	854,468,315	865,673,209	62,130,674	53,108,986
PL Inflation Managed	1,368,532,645	1,412,585,324	20,695,497	7,995,774
PL Comstock	—	—	60,823,828	58,227,566
PL Mid-Cap Growth	—	—	13,508,673	35,827,864
PL Real Estate	—	—	20,431,047	12,915,354
10. FAIR VALUE MEASUREMENTS
     The Funds implemented SFAS 157, Fair Value Measurements, as of April 1, 2008. Under SFAS 157, the Funds are required to characterize their holdings as Level 1, Level 2 or Level 3 based upon the various inputs or methodologies used to value the holdings. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:
•	Level 1 — Quoted prices in active markets for identical holdings

•	Level 2 — Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

•	Level 3 — Significant unobservable inputs that are not corroborated by observable market data
     The inputs or methodologies used for valuing the Funds’ holdings are not necessarily an indication of the risks associated with investing in those holdings. For example, money market holdings are valued using amortized cost in accordance with the rules under the 1940 Act. Generally, amortized cost approximates the current value of a holding, but since the value is not obtained from a quoted price in an active market, such holdings are reflected as Level 2. Foreign holdings that are valued with the assistance of a statistical research service (as described in Note 2A), are reflected as Level 2.

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
     The following is a summary of the Funds’ investments in securities and other financial instruments, if any, as of March 31, 2009 as categorized under the three-tier hierarchy of inputs defined in SFAS 157.

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
Funds	March 31, 2009	Price	Input	Input
PL Portfolio Optimization Conservative
Investments in Securities	$81,628,130	$81,628,130	$—	$—

PL Portfolio Optimization Moderate-Conservative
Investments in Securities	$96,690,808	$96,690,808	$—	$—

PL Portfolio Optimization Moderate
Investments in Securities	$313,393,856	$313,393,856	$—	$—

PL Portfolio Optimization Moderate-Aggressive
Investments in Securities	$295,578,222	$295,578,222	$—	$—

PL Portfolio Optimization Aggressive
Investments in Securities	$125,241,673	$125,241,673	$—	$—

PL Money Market
Investments in Securities	$54,093,610	$4,773,828	$49,319,782	$—

PL Small-Cap Growth
Investments in Securities	$23,251,573	$23,251,573	$—	$—

PL International Value
Investments in Securities	$77,267,486	$2,217,665	$75,049,821	$—
Other Financial Instruments*
Assets	23,325	11,067	12,258	—
Liabilities	(117,597)	—	(117,597)	—

Total	$77,173,214	$2,228,732	$74,944,482	$—

PL Large-Cap Value
Investments in Securities	$59,928,725	$58,232,624	$1,696,101	$—

PL Short Duration Bond
Investments in Securities	$47,117,818	$840,114	$46,277,704	$—
Other Financial Instruments*
Assets	69,648	69,648	—	—
Liabilities	(29,453)	(29,453)	—	—

Total	$47,158,013	$880,309	$46,277,704	$—

PL Floating Rate Loan
Investments in Securities	$23,279,415	$—	$23,279,415	$—

PL Growth LT
Investments in Securities	$73,894,315	$61,562,763	$12,331,552	$—
Other Financial Instruments*
Assets	13,741	—	13,741	—
Liabilities	(162,684)	—	(162,684)	—

Total	$73,745,372	$61,562,763	$12,182,609	$—

PL Mid-Cap Equity
Investments in Securities	$58,944,895	$58,944,895	$—	$—

PL Large-Cap Growth
Investments in Securities	$16,218,966	$16,218,966	$—	$—

PL International Large-Cap
Investments in Securities	$65,148,642	$4,844,996	$60,303,646	$—

PL Small-Cap Value
Investments in Securities	$27,152,385	$27,152,385	$—	$—

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
Funds	March 31, 2009	Price	Input	Input
PL Main Street Core
Investments in Securities	$84,264,290	$84,264,282	$—	$8

PL Emerging Markets
Investments in Securities	$30,500,459	$10,153,147	$20,347,312	$—

PL Managed Bond
Investments in Securities	$212,580,870	$2,944,045	$209,636,825	$—
Other Financial Instruments*
Assets	11,343,233	1,438,982	8,901,376	1,002,875
Liabilities	(6,296,707)	(7,797)	(6,288,910)	—

Total	$217,627,396	$4,375,230	$212,249,291	$1,002,875

PL Inflation Managed
Investments in Securities
Assets	$141,532,331	$803,064	$140,729,267	$—
Liabilities	(5,290,548)	—	(5,290,548)	—
Other Financial Instruments*
Assets	1,261,206	442,978	553,459	264,769
Liabilities	(2,111,288)	(5,188)	(2,093,907)	(12,193)

Total	$135,391,701	$1,240,854	$133,898,271	$252,576

PL Comstock
Investments in Securities	$74,806,923	$74,806,923	$—	$—

PL Mid-Cap Growth
Investments in Securities	$18,654,280	$16,945,670	$1,576,274	$132,336

PL Real Estate
Investments in Securities	$20,797,566	$20,797,566	$—	$—

     The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining value for the year or period ended March 31, 2009. The value of holdings transferred in and/or out of Level 3 are determined on the basis of specific identification date method. Total realized and unrealized gains (losses) of Level 3 holdings are included in net realized and unrealized gains (losses) in the Statements of Operations. Funds not listed held no Level 3 holdings at the beginning or end of the year or period.

			Investments in
	Total	Investments in	Other Financial
Funds	Value	Securities	Instruments*
PL Floating Rate Loan
Value, beginning of period	$—	$—	$—
Net purchases (sales)	1,468,333	1,468,333	—
Accrued discounts (premiums)	1,268	1,268	—
Total net realized gains (losses)	—	—	—
Total change in net unrealized appreciation (depreciation)	(27,936)	(27,936)	—
Transfers in and/or out of Level 3	(1,441,665)	(1,441,665)	—

Value, end of period	$—	$—	$—

Change in net unrealized appreciation (depreciation) on Level 3 holdings held at end of period, if applicable	$—	$—	$—

PL Main Street Core
Value, beginning of year	$—	$—	$—
Net purchases (sales)	—	—	—
Total net realized gains (losses)	—	—	—
Total change in net unrealized appreciation (depreciation)	8	8	—
Transfers in and/or out of Level 3	—	—	—

Value, end of year	$8	$8	$—

Change in net unrealized appreciation (depreciation) on Level 3 holdings held at end of year, if applicable	$8	$8	$—

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

			Investments in
	Total	Investments in	Other Financial
Funds	Value	Securities	Instruments*
PL Emerging Markets
Value, beginning of year	$89,032	$89,032	$—
Net purchases (sales)	(29,293)	(29,293)	—
Total net realized gains (losses)	(45,505)	(45,505)	—
Total change in net unrealized appreciation (depreciation)	(14,234)	(14,234)	—
Transfers in and/or out of Level 3	—	—	—

Value, end of year	$—	$—	$—

Change in net unrealized appreciation (depreciation) on Level 3 holdings held at end of year, if applicable	$—	$—	$—

PL Managed Bond
Value, beginning of year	$808,566	$122,530	$686,036
Net purchases (sales)	(5,082)	(4,908)	(174)
Accrued discounts (premiums)	—	—	—
Total net realized gains (losses)	(7,668)	—	(7,668)
Total change in net unrealized appreciation (depreciation)	292,957	(5,210)	298,167
Transfers in and/or out of Level 3	(85,898)	(112,412)	26,514

Value, end of year	$1,002,875	$—	$1,002,875

Change in net unrealized appreciation (depreciation) on Level 3 holdings held at end of year, if applicable	$280,507	$—	$280,507

PL Inflation Managed
Value, beginning of year	$(46,846)	$—	$(46,846)
Net purchases (sales)	—	—	—
Accrued discounts (premiums)	—	—	—
Total net realized gains (losses)	—	—	—
Total change in net unrealized appreciation (depreciation)	46,531	—	46,531
Transfers in and/or out of Level 3	252,891	—	252,891

Value, end of year	$252,576	$—	$252,576

Change in net unrealized appreciation (depreciation) on Level 3 holdings held at end of year, if applicable	$339,545	$—	$339,545

PL Mid-Cap Growth
Value, beginning of year	$—	$—	$—
Net purchases (sales)	132,336	132,336	—
Total net realized gains (losses)	—	—	—
Total change in net unrealized appreciation (depreciation)	—	—	—
Transfers in and/or out of Level 3	—	—	—

Value, end of year	$132,336	$132,336	$—

Change in net unrealized appreciation (depreciation) on Level 3 holdings held at end of year, if applicable	$—	$—	$—

*	Other financial instruments include open futures contracts, swap contracts, written options, and forward foreign currency contracts, if any.
11. SHARES OF BENEFICIAL INTEREST
     Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. Changes in shares of beneficial interest of each Fund were as follows:

	PL Portfolio Optimization		PL Portfolio Optimization		PL Portfolio Optimization		PL Portfolio Optimization
	Conservative Fund		Moderate-Conservative Fund		Moderate Fund		Moderate-Aggressive Fund
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	3/31/2009	3/31/2008	3/31/2009	3/31/2008	3/31/2009	3/31/2008	3/31/2009	3/31/2008

Class A
Shares sold	2,956,336	2,044,366	2,130,505	2,356,748	5,467,124	7,372,963	5,206,917	7,919,506
Dividend and distribution reinvested	179,587	64,073	247,855	170,911	842,154	731,425	780,751	824,356
Shares repurchased	(1,696,454)	(950,147)	(2,251,664)	(1,171,757)	(5,820,224)	(3,775,070)	(5,568,491)	(3,978,516)

Net increase	1,439,469	1,158,292	126,696	1,355,902	489,054	4,329,318	419,177	4,765,346
Beginning shares outstanding	2,274,631	1,116,339	4,597,575	3,241,673	16,743,036	12,413,718	17,222,972	12,457,626

Ending shares outstanding	3,714,100	2,274,631	4,724,271	4,597,575	17,232,090	16,743,036	17,642,149	17,222,972

Class B
Shares sold	714,350	273,848	509,964	575,014	1,312,742	1,869,065	1,289,865	2,031,614
Dividend and distribution reinvested	41,713	11,734	69,813	43,434	211,875	189,055	218,841	253,664
Shares repurchased	(275,210)	(88,862)	(526,525)	(317,752)	(1,304,938)	(772,253)	(1,288,485)	(950,503)

Net increase	480,853	196,720	53,252	300,696	219,679	1,285,867	220,221	1,334,775
Beginning shares outstanding	466,463	269,743	1,385,360	1,084,664	4,928,814	3,642,947	5,828,845	4,494,070

Ending shares outstanding	947,316	466,463	1,438,612	1,385,360	5,148,493	4,928,814	6,049,066	5,828,845

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	PL Portfolio Optimization		PL Portfolio Optimization		PL Portfolio Optimization		PL Portfolio Optimization
	Conservative Fund		Moderate-Conservative Fund		Moderate Fund		Moderate-Aggressive Fund
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	3/31/2009	3/31/2008	3/31/2009	3/31/2008	3/31/2009	3/31/2008	3/31/2009	3/31/2008

Class C
Shares sold	3,275,571	1,786,254	2,281,299	2,818,712	5,115,416	7,240,475	4,470,139	6,626,048
Dividend and distribution reinvested	191,300	61,321	234,491	144,123	663,823	615,952	602,849	678,236
Shares repurchased	(1,633,608)	(945,780)	(2,045,402)	(1,267,006)	(5,949,843)	(3,285,401)	(4,527,360)	(2,808,329)

Net increase (decrease)	1,833,263	901,795	470,388	1,695,829	(170,604)	4,571,026	545,628	4,495,955
Beginning shares outstanding	2,463,569	1,561,774	4,426,355	2,730,526	15,793,557	11,222,531	15,825,809	11,329,854

Ending shares outstanding	4,296,832	2,463,569	4,896,743	4,426,355	15,622,953	15,793,557	16,371,437	15,825,809

Class R
Shares sold	287,632	134,408	446,824	197,444	1,150,700	807,358	511,373	221,191
Dividend and distribution reinvested	15,951	3,026	21,818	7,433	52,854	26,267	19,890	9,501
Shares repurchased	(95,180)	(3,360)	(151,527)	(50,482)	(324,413)	(351,476)	(71,380)	(39,951)

Net increase	208,403	134,074	317,115	154,395	879,141	482,149	459,883	190,741
Beginning shares outstanding	154,653	20,579	276,986	122,591	675,499	193,350	266,964	76,223

Ending shares outstanding	363,056	154,653	594,101	276,986	1,554,640	675,499	726,847	266,964

	PL Portfolio Optimization		PL Money		PL Small-Cap		PL International
	Aggressive Fund		Market Fund		Growth Fund (1)		Value Fund (1)
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	3/31/2009	3/31/2008	3/31/2009	3/31/2008	3/31/2009	3/31/2008	3/31/2009	3/31/2008

Class A
Shares sold	2,935,895	4,045,470	95,268,593	91,048,830	733,225	560,801	3,626,631	4,373,906
Dividend and distribution reinvested	230,475	387,742	507,236	988,340	—	484,256	335,641	242,203
Shares repurchased	(2,494,595)	(2,038,754)	(82,989,302)	(70,498,425)	(789,525)	(643,002)	(929,360)	(304,164)
Converted from Class B and C shares	—	—	—	—	64,795	—	104,545	—

Net increase	671,775	2,394,458	12,786,527	21,538,745	8,495	402,055	3,137,457	4,311,945
Beginning shares outstanding	7,993,297	5,598,839	42,638,206	21,099,461	4,083,681	3,681,626	9,673,149	5,361,204

Ending shares outstanding	8,665,072	7,993,297	55,424,733	42,638,206	4,092,176	4,083,681	12,810,606	9,673,149

Class B
Shares sold	538,821	1,152,638			103	3,645	979	6,671
Dividend and distribution reinvested	72,540	107,232			—	4,722	—	892
Shares repurchased	(448,088)	(507,945)			(889)	(7,513)	(1,725)	(12,085)
Converted to Class A shares	—	—			(40,580)	—	(41,781)	—

Net increase (decrease)	163,273	751,925			(41,366)	854	(42,527)	(4,522)
Beginning shares outstanding	2,520,640	1,768,715			41,366	40,512	42,527	47,049

Ending shares outstanding	2,683,913	2,520,640			—	41,366	—	42,527

Class C
Shares sold	2,202,758	3,804,170			54	4,384	145	8,774
Dividend and distribution reinvested	179,396	269,560			—	4,080	—	1,505
Shares repurchased	(2,217,009)	(1,879,851)			(6,381)	(14,587)	(10,054)	(37,080)
Converted to Class A shares	—	—			(27,088)	—	(65,319)	—

Net increase (decrease)	165,145	2,193,879			(33,415)	(6,123)	(75,228)	(26,801)
Beginning shares outstanding	6,326,273	4,132,394			33,415	39,538	75,228	102,029

Ending shares outstanding	6,491,418	6,326,273			—	33,415	—	75,228

Class R
Shares sold	254,938	75,915
Dividend and distribution reinvested	4,130	3,589
Shares repurchased	(55,583)	(5,059)

Net increase	203,485	74,445
Beginning shares outstanding	102,781	28,336

Ending shares outstanding	306,266	102,781

(1)	Class B and Class C shares were converted to Class A shares on June 23, 2008 (see Note 1 to Financial Statements).

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	PL Large-Cap		PL Short Duration		PL Floating Rate	PL Growth
	Value Fund(1)		Bond Fund(1)		Loan Fund(2)	LT Fund(1)
	Year ended	Year ended	Year ended	Year ended	Period ended	Year ended	Year ended
	3/31/2009	3/31/2008	3/31/2009	3/31/2008	3/31/2009	3/31/2009	3/31/2008

Class A
Shares sold	2,978,769	1,668,606	969,287	1,620,819	3,928,223	3,666,221	1,433,973
Dividend and distribution reinvested	122,830	132,030	410,568	271,557	168,607	154,494	118,176
Shares repurchased	(597,981)	(199,370)	(4,684,155)	(516,210)	(696,479)	(413,180)	(167,280)
Converted from Class B and C shares	114,264	—	6,864	—	—	56,444	—

Net increase (decrease)	2,617,882	1,601,266	(3,297,436)	(1,376,166)	3,400,351	3,463,979	1,384,869
Beginning shares outstanding	5,944,756	4,343,490	8,186,632	6,810,466	—	6,112,962	4,728,093

Ending shares outstanding	8,562,638	5,944,756	4,889,196	8,186,632	3,400,351	9,576,941	6,112,962

Class B
Shares sold	76	4,218	—	18		74	2,924
Dividend and distribution reinvested	—	987	17	117		—	592
Shares repurchased	(6,307)	(9,383)	—	(830)		(296)	(5,958)
Converted to Class A shares	(43,188)	—	(3,936)	—		(32,171)	—

Net decrease	(49,419)	(4,178)	(3,919)	(695)		(32,393)	(2,442)
Beginning shares outstanding	49,419	53,597	3,919	4,614		32,393	34,835

Ending shares outstanding	—	49,419	—	3,919		—	32,393

Class C
Shares sold	412	5,074	199	2,836		155	3,711
Dividend and distribution reinvested	—	1,860	15	394		—	567
Shares repurchased	(16,754)	(38,361)	(1,649)	(43,204)		(2,549)	(36,535)
Converted to Class A shares	(73,662)	—	(2,932)	—		(26,175)	—

Net decrease	(90,004)	(31,427)	(4,367)	(39,974)		(28,569)	(32,257)
Beginning shares outstanding	90,004	121,431	4,367	44,341		28,569	60,826

Ending shares outstanding	—	90,004	—	4,367		—	28,569

	PL Mid-Cap		PL Large-Cap		PL International		PL Small-Cap
	Equity Fund (1), (3)		Growth Fund (1)		Large-Cap Fund (1)		Value Fund (4)
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Period ended
	3/31/2009	3/31/2008	3/31/2009	3/31/2008	3/31/2009	3/31/2008	3/31/2009	3/31/2008

Class A
Shares sold	2,317,738	2,817,854	478,562	364,737	1,329,243	1,402,505	3,021,440	2,701,104
Dividend and distribution reinvested	142,979	813,309	—	—	88,594	307,596	87,024	12,874
Shares repurchased	(941,323)	(201,846)	(384,057)	(676,783)	(564,633)	(147,387)	(360,058)	(540,978)
Converted from Class B and C shares	22,991	—	99,602	—	73,362	—	—	—

Net increase (decrease)	1,542,385	3,429,317	194,107	(312,046)	926,566	1,562,714	2,748,406	2,173,000
Beginning shares outstanding	9,555,368	6,126,051	2,839,571	3,151,617	6,177,440	4,614,726	2,173,000	—

Ending shares outstanding	11,097,753	9,555,368	3,033,678	2,839,571	7,104,006	6,177,440	4,921,406	2,173,000

Class B
Shares sold	127	1,639	177	2,913	1,100	5,739
Dividend and distribution reinvested	—	725	—	—	—	2,101
Shares repurchased	(3)	(3,989)	(949)	(5,912)	(38)	(8,877)
Converted to Class A shares	(6,709)	—	(42,959)	—	(41,192)	—

Net decrease	(6,585)	(1,625)	(43,731)	(2,999)	(40,130)	(1,037)
Beginning shares outstanding	6,585	8,210	43,731	46,730	40,130	41,167

Ending shares outstanding	—	6,585	—	43,731	—	40,130

(1)	Class B and Class C shares were converted to Class A shares on June 23, 2008 (see Note 1 to Financial Statements).

(2)	Operations commenced on June 30, 2008.

(3)	Formerly named Mid-Cap Value Fund.

(4)	Operations commenced on June 29, 2007.

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	PL Mid-Cap		PL Large-Cap		PL International		PL Small-Cap
	Equity Fund (1), (2)		Growth Fund (1)		Large-Cap Fund (1)		Value Fund (3)
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Period ended
	3/31/2009	3/31/2008	3/31/2009	3/31/2008	3/31/2009	3/31/2008	3/31/2009	3/31/2008

Class C
Shares sold	7	2,983	135	8,602	362	5,352
Dividend and distribution reinvested	—	2,131	—	—	—	2,354
Shares repurchased	(1,264)	(9,107)	(9,953)	(28,195)	(5,143)	(23,862)
Converted to Class A shares	(16,768)	—	(60,722)	—	(34,177)	—

Net decrease	(18,025)	(3,993)	(70,540)	(19,593)	(38,958)	(16,156)
Beginning shares outstanding	18,025	22,018	70,540	90,133	38,958	55,114

Ending shares outstanding	—	18,025	—	70,540	—	38,958

	PL Main Street		PL Emerging		PL Managed		PL Inflation
	Core Fund		Markets Fund		Bond Fund (1)		Managed Fund (1)
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	3/31/2009	3/31/2008	3/31/2009	3/31/2008	3/31/2009	3/31/2008	3/31/2009	3/31/2008

Class A
Shares sold	2,854,315	3,446,280	839,755	174,291	2,711,679	6,879,657	1,160,750	2,979,055
Dividend and distribution reinvested	146,772	559,901	729,647	415,599	1,712,608	523,641	1,208,287	485,101
Shares repurchased	(345,795)	(305,912)	(360,976)	(1,031,808)	(6,865,813)	(1,046,446)	(5,191,750)	(547,086)
Converted from Class B and C shares	—	—	—	—	249,828	—	258,126	—

Net increase (decrease)	2,655,292	3,700,269	1,208,426	(441,918)	(2,191,698)	6,356,852	(2,564,587)	2,917,070
Beginning shares outstanding	11,300,857	7,600,588	3,507,126	3,949,044	16,385,906	10,029,054	11,042,505	8,125,435

Ending shares outstanding	13,956,149	11,300,857	4,715,552	3,507,126	14,194,208	16,385,906	8,477,918	11,042,505

Class B
Shares sold					983	2,947	24	1,604
Dividend and distribution reinvested					326	2,196	150	3,000
Shares repurchased					(809)	(16,063)	(11,675)	(15,387)
Converted to Class A shares					(79,742)	—	(67,109)	—

Net decrease					(79,242)	(10,920)	(78,610)	(10,783)
Beginning shares outstanding					79,242	90,162	78,610	89,393

Ending shares outstanding					—	79,242	—	78,610

Class C
Shares sold					211	28,527	97	3,973
Dividend and distribution reinvested					760	6,125	400	8,131
Shares repurchased					(30,109)	(95,145)	(7,459)	(84,335)
Converted to Class A shares					(170,523)	—	(192,804)	—

Net decrease					(199,661)	(60,493)	(199,766)	(72,231)
Beginning shares outstanding					199,661	260,154	199,766	271,997

Ending shares outstanding					—	199,661	—	199,766

(1)	Class B and Class C shares were converted to Class A shares on June 23, 2008 (see Note 1 to Financial Statements).

(2)	Formerly named PL Mid-Cap Value Fund.

(3)	Operations commenced on June 29, 2007.

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	PL Comstock		PL Mid-Cap		PL Real Estate
	Fund (1)		Growth Fund (1)		Fund (1)
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	3/31/2009	3/31/2008	3/31/2009	3/31/2008	3/31/2009	3/31/2008

Class A
Shares sold	2,391,446	4,626,337	658,172	580,857	1,621,236	1,234,517
Dividend and distribution reinvested	208,713	288,772	465,751	1,034,270	96,968	248,696
Shares repurchased	(2,416,252)	(353,798)	(2,919,074)	(2,029,753)	(593,678)	(224,535)
Converted from Class B and C shares	93,595	—	196,520	—	27,603	—

Net increase (decrease)	277,502	4,561,311	(1,598,631)	(414,626)	1,152,129	1,258,678
Beginning shares outstanding	10,497,434	5,936,123	5,391,812	5,806,438	3,367,237	2,108,559

Ending shares outstanding	10,774,936	10,497,434	3,793,181	5,391,812	4,519,366	3,367,237

Class B
Shares sold	110	4,495	588	9,165	110	1,471
Dividend and distribution reinvested	—	1,303	—	20,051	—	625
Shares repurchased	(2,548)	(10,517)	(4,082)	(16,880)	(40)	(5,403)
Converted to Class A shares	(42,186)	—	(109,815)	—	(8,683)	—

Net increase (decrease)	(44,624)	(4,719)	(113,309)	12,336	(8,613)	(3,307)
Beginning shares outstanding	44,624	49,343	113,309	100,973	8,613	11,920

Ending shares outstanding	—	44,624	—	113,309	—	8,613

Class C
Shares sold	477	7,040	704	12,133	192	7,417
Dividend and distribution reinvested	—	1,762	1	21,755	—	1,616
Shares repurchased	(11,256)	(31,083)	(20,134)	(53,663)	(577)	(11,921)
Converted to Class A shares	(53,116)	—	(95,571)	—	(19,183)	—

Net decrease	(63,895)	(22,281)	(115,000)	(19,775)	(19,568)	(2,888)
Beginning shares outstanding	63,895	86,176	115,000	134,775	19,568	22,456

Ending shares outstanding	—	63,895	—	115,000	—	19,568

(1)	Class B and Class C shares were converted to Class A shares on June 23, 2008 (see Note 1 to Financial Statements).
12. INDEMNIFICATIONS
     Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of performance of their duties to the Trust. In addition, the Trust entered into an agreement with each of the trustees which provides that the Trust will indemnify and hold harmless each trustee against any expenses actually and reasonably incurred by any trustee in any proceeding arising out of or in connection with the trustee’s services to the Trust, to the fullest extent permitted by the Trust’s Declaration of Trust and By-Laws, the general trust law of the State of Delaware, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. In the normal course of business, the Trust enters into contracts with service providers and others that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements and agreements is dependent on future claims that may be made against the Trust and/or the trustees and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
13. U.S. TREASURY’S TEMPORARY MONEY MARKET FUND GUARANTEE PROGRAM
     The PL Money Market Fund has not experienced difficulties in maintaining its $1.00 share price during the year, but there can be no assurances of future performance. Accordingly, the PL Money Market Fund participated in the voluntary, temporary money market guarantee program (the “Program”) offered by the U.S. Department of the Treasury (the “Treasury”). The Program which had an initial three-month term beginning September 19, 2008 was extended through April 30, 2009. The Treasury recently announced another extension of the Program through September 18, 2009 (“New Extension”). Participation in the New Extension of the Program by the PL Money Market Fund was approved by the Trust’s Board of Trustees on April 13, 2009 and becomes effective upon the Treasury’s execution of the PL Money Market Fund’s extension application. Participation for the New Extension requires a payment to the Treasury equal to 0.015% of the net asset value of the PL Money Market Fund as of September 19, 2008. While this would normally be an expense borne by the PL Money Market Fund, PLFA has agreed to reimburse the PL Money Market Fund for the expense of participating in the Program for the Extension Period.
     The Program’s guarantee applies to shareholders of the PL Money Market Fund as of the close of business on September 19, 2008 (“Eligible Shareholders”). The Program covers the lesser of the number of shares owned by an Eligible Shareholder (i) on September 19, 2008 or (ii) on the date the PL Money Market Fund’s market-based net asset value per share falls below $0.995. Investors who became shareholders after September 19, 2008 are not covered under the Program.
     If an Eligible Shareholder redeems all of his or her shares of the PL Money Market Fund from their Pacific Life Funds account and subsequently purchases shares of the PL Money Market Fund in that same account from which PL Money Market Fund shares were originally redeemed, those shares would be covered to the extent described above. Shares protected under the Program that are transferred

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
‘in kind’ during the coverage period, where there is no change in the beneficial ownership structure of an account would continue to be covered up to the account value established as of September 19, 2008 (e.g., transfers in kind between intermediaries, directly held accounts moved to omnibus or networked positions or vice versa). Certain transfers ‘in kind’ or re-registrations that involve a change in the beneficial ownership of an account (e.g., individual to joint) may not be eligible for coverage.
     If the PL Money Market Fund’s net asset value declines to below $0.995 during the coverage period (a “Guarantee Event”) and the PL Money Market Fund seeks to recover under the Program, the PL Money Market Fund would be required to liquidate within thirty (30) days (unless Treasury consents to a later date). Upon liquidation, shares not protected under the Program would receive only net asset value per share. An Eligible Shareholder would receive up to $1.00 per protected share upon liquidation of the PL Money Market Fund pursuant to the Program (subject to adjustment and the overall limit of $50 billion currently available under the Program to all money market funds participating in the Program).
     If the Program is further extended, the Trust’s Board will consider whether to participate and any additional cost could be borne by the PL Money Market Fund.
14. RECLASSIFICATION OF ACCOUNTS
     During the year ended March 31, 2009, reclassifications as shown in the following table, have been made in each Fund’s capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of March 31, 2009. Additional adjustments may be required in subsequent reporting periods. These reclassifications, which have no impact on the NAV of the Funds, are primarily attributable to the reclassification of foreign currency transactions, non-deductible expenses, treatment of net operating losses, use of tax equalization, and certain differences in the computation of distributable income and capital gains under Federal tax rules versus U.S. GAAP. The calculation of net investment income per share in the financial highlights excludes these adjustments.

		Undistributed/	Undistributed/
		Accumulated	Accumulated
	Paid-In	Net Investment	Net Realized
Funds	Capital	Income (Loss)	Gain (Loss)

PL Portfolio Optimization Conservative	$1	$1,626,413	$ (1,626,414)
PL Portfolio Optimization Moderate-Conservative	—	2,425,946	(2,425,946)
PL Portfolio Optimization Moderate	—	6,599,282	(6,599,282)
PL Portfolio Optimization Moderate-Aggressive	—	4,478,822	(4,478,822)
PL Portfolio Optimization Aggressive	—	110,607	(110,607)
PL Money Market	(78)	990	(912)
PL Small-Cap Growth	(294,373)	293,738	635
PL International Value	—	(410,790)	410,790
PL Large-Cap Value	—	(2,631)	2,631
PL Short Duration Bond	—	(48,250)	48,250
PL Floating Rate Loan	(22,369)	22,369	—
PL Growth LT	—	1,177,328	(1,177,328)
PL Mid-Cap Equity	(2)	6,383	(6,381)
PL Large-Cap Growth	(130,442)	130,442	—
PL International Large-Cap	—	(71,173)	71,173
PL Small-Cap Value	—	(106,417)	106,417
PL Emerging Markets	(17,474)	(115,762)	133,236
PL Managed Bond	—	2,429,559	(2,429,559)
PL Inflation Managed	—	1,525,183	(1,525,183)
PL Mid-Cap Growth	(307,382)	331,178	(23,796)
PL Real Estate	(40,426)	5,728	34,698

PACIFIC LIFE FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
15. OTHER TAX INFORMATION (Unaudited)
     For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any) for each of the Funds that qualify for the dividends-received deductions for the period of January 1, 2008 to December 31, 2008 is as follows:

Funds	Percentage

PL Portfolio Optimization Conservative	3.65%
PL Portfolio Optimization Moderate-Conservative	8.25%
PL Portfolio Optimization Moderate	16.37%
PL Portfolio Optimization Moderate-Aggressive	32.66%
PL Large-Cap Value	100.00%
PL Mid-Cap Equity	100.00%
PL Small-Cap Value	100.00%
PL Main Street Core	100.00%
PL Comstock	100.00%
PL Mid-Cap Growth	42.42%
PL Real Estate	34.11%
     The following Funds designated the listed amounts as long-term capital gain dividends during the year ended March 31, 2009. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

Funds	Amount

PL Portfolio Optimization Conservative	$133,752
PL Portfolio Optimization Moderate-Conservative	1,105,969
PL Portfolio Optimization Moderate	6,873,046
PL Portfolio Optimization Moderate-Aggressive	9,839,791
PL Portfolio Optimization Aggressive	5,735,626
PL Large-Cap Value	78,131
PL Short Duration Bond	1,688,071
PL Growth LT	1,903,765
PL International Large-Cap	781,478
PL Emerging Markets	6,029,027
PL Managed Bond	1,061,640
PL Mid-Cap Growth	2,922,430

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To The Board of Trustees and Shareholders of
Pacific Life Funds
     We have audited the accompanying statements of assets and liabilities, including the schedules of investments (as to the PL Main Street® Core Fund, the condensed schedule of investments), of Pacific Life Funds comprising the PL Portfolio Optimization Conservative Fund, PL Portfolio Optimization Moderate-Conservative Fund, PL Portfolio Optimization Moderate Fund, PL Portfolio Optimization Moderate-Aggressive Fund, and PL Portfolio Optimization Aggressive Fund (collectively the “Portfolio Optimization Funds”), and the PL Money Market Fund, PL Small-Cap Growth Fund, PL International Value Fund, PL Large-Cap Value Fund, PL Short Duration Bond Fund, PL Floating Rate Loan Fund, PL Growth LT Fund, PL Mid-Cap Equity Fund (formerly named PL Mid-Cap Value Fund), PL Large-Cap Growth Fund, PL International Large-Cap Fund, PL Small-Cap Value Fund, PL Main Street® Core Fund, PL Emerging Markets Fund, PL Managed Bond Fund, PL Inflation Managed Fund, PL Comstock Fund, PL Mid-Cap Growth Fund and PL Real Estate Fund (collectively the “Funds”) as of March 31, 2009, the related statements of operations for the year then ended (as to the PL Floating Rate Loan Fund related statements of operations and cash flows for the period from June 30, 2008 (commencement of operations) through March 31, 2009), the statements of changes in net assets for each of the two years in the period then ended (as to the PL Floating Rate Loan Fund, for the period from June 30, 2008 (commencement of operations) through March 31, 2009 and as to the PL Small Cap Value Fund, for the year ended March 31, 2009 and for the period from June 29, 2007 (commencement of operations) through March 31, 2008), and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Pacific Life Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Pacific Life Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Pacific Life Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian, transfer agent and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolio Optimization Funds and the Funds constituting the Pacific Life Funds as of March 31, 2009, the results of their operations, the changes in their net assets, the cash flows for the PL Floating Rate Loan Fund, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.
May 20, 2009

PACIFIC LIFE FUNDS
TRUSTEES AND OFFICERS INFORMATION
(Unaudited)
     The business and affairs of the Pacific Life Funds (the “Trust”) are managed under the direction of the Board of Trustees under the Pacific Life Funds’ Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Trust and thus are referred to as “Interested Persons,” because of their positions with Pacific Life Insurance Company (“Pacific Life”) and Pacific Life Fund Advisors LLC, a wholly-owned subsidiary of Pacific Life. The Trust’s Statement of Additional Information includes additional information about the trustees. For more information on availability of the Trust’s Statement of Additional Information, refer to WHERE TO GO FOR MORE INFORMATION section of this report.
     The address of each trustee and officer, is c/o Pacific Life Funds, 700 Newport Center Drive, Newport Beach, CA 92660.

			Number of
	Position(s) with	Current Directorship(s) Held and Principal Occupation(s)	Portfolios in
	Pacific Life Funds and	(and certain additional occupation information)	Fund Complex
Name and Age	Length of Time Served*	During Past 5 Years	Overseen**
INDEPENDENT TRUSTEES

Frederick L. Blackmon Year of birth 1952	Trustee since 9/13/05	Trustee (1/05 to present) of Pacific Select Fund; Director (2005 to present) of Trustmark Mutual Holding Company; Former Executive Vice President and Chief Financial Officer (1995 to 2003) of Zurich Life and has been retired since that time; Executive Vice President and Chief Financial Officer (1989 to 1995) of Alexander Hamilton Life Insurance Company (subsidiary of Household International); Former Member, Board of Regents (1993 to 1996), Eastern Michigan University; and Former Member, Board of Governors (1994 to 1999), of Cranbrook Schools.	58

Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Select Fund; Member of the Board of Directors (2005 to 2009) of LandAmerica Financial Group, Inc.; Former President and Chief Executive Officer (1999 to 2003) of Zurich Life; Former Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd. and Managing Director of Scudder Kemper Investments; Member of the Advisory Council of the Trust for Public Land in Maine; Member of the Board of Directors of Make-A-Wish of Maine; and Former Member, Board of Directors of the Illinois Life Insurance Council.	58

Lucie H. Moore Year of birth 1956	Trustee since 6/12/01	Trustee (10/98 to present) of Pacific Select Fund; Member, Board of Trustees (2007 to present) of Sage Hill School; Member (2001 to present) and Vice Chairman (2001 to 2007) of the Board of Trustees, The Pegasus School; Former Chairman of the Development Committee and Current Member of the Board of Directors, Homeword; Advisory Board, Court Appointed Special Advocates (CASA) of Orange County; and Former Partner (1984 to 1994) with Gibson, Dunn & Crutcher (Law).	58

Nooruddin (Rudy) S. Veerjee Year of birth 1958	Trustee since 9/13/05	Trustee (1/05 to present) of Pacific Select Fund; Former President (1997 to 2000) of Transamerica Insurance and Investment Group and has been retired since that time; Former President (1994 to 1997) of Transamerica Asset Management; Former Chairman and Chief Executive Officer (1995 to 2000) of Transamerica Premier Funds (Mutual Fund); and Former Director (1994 to 2000) of various Transamerica Life Companies.	58
See explanation of symbols on page G-4

PACIFIC LIFE FUNDS
TRUSTEES AND OFFICERS INFORMATION (Continued)
(Unaudited)

			Number of
	Position(s) with	Current Directorship(s) Held and Principal Occupation(s)	Portfolios in
	Pacific Life Funds and	(and certain additional occupation information)	Fund Complex
Name and Age	Length of Time Served*	During Past 5 Years	Overseen**
INDEPENDENT TRUSTEES (Continued)

G. Thomas Willis Year of birth 1942	Trustee since 2/24/04	Trustee (11/03 to present) of Pacific Select Fund; Certified Public Accountant in California (1967 to present); Audit Partner (1976 to 2002) of PricewaterhouseCoopers LLP (Accounting and Auditing) and has been retired since that time.	58

INTERESTED PERSONS

James T. Morris Year of birth 1960	Chief Executive Officer, Chairman of the Board and Trustee since 1/11/07 (President 11/14/05 to 1/10/07 and Executive Vice President 6/05 to 11/05)	Director (4/07 to present), Chairman (5/08 to present), President and Chief Executive Officer (4/07 to present), Chief Operating Officer (1/06 to 4/07), Executive Vice President and Chief Insurance Officer (7/05 to 1/06) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (4/07 to present), Chairman (5/08 to present), President and Chief Executive Officer (4/07 to present), Chief Operating Officer (1/06 to 4/07), Chief Insurance Officer (4/05 to 1/06), Executive Vice President (1/02 to 1/06), Senior Vice President (4/96 to 1/02), and Vice President (4/90 to 4/96) of Pacific Life; President and Chief Executive Officer (5/07 to present) of Pacific Life Fund Advisors LLC; Director (4/06 to present), President and Chief Executive Officer (4/07 to present), Chief Operating Officer (1/06 to 4/07), Chief Insurance Officer (4/05 to 1/06), Executive Vice President (1/02 to 1/06), and Senior Vice President (8/99 to 1/02) of Pacific Life & Annuity Company; and similar positions with other subsidiaries and affiliates of Pacific Life; and Chief Executive Officer, Chairman of the Board and Trustee (1/07 to present), President (11/05 to 1/07) and Executive Vice President (6/05 to 11/05) of Pacific Select Fund.	58

Mary Ann Brown Year of birth 1951	President since 1/11/07 (Executive Vice President 6/20/06 to 1/10/07)	Senior Vice President (5/06 to present) of Pacific LifeCorp; Senior Vice President (3/05 to present) of Pacific Life; Trustee (9/05 to present) of Pacific Life Employees Retirement Plan; Senior Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; Senior Vice President (6/08 to present) of Pacific Life Re Holdings LLC; Director and Senior Vice President (6/08 to present) of Pacific Life Re Holdings Limited; Prior Board Member (8/01 to 10/07) and Vice Chairman (8/01 to 7/04) and Chairman (8/04 to 10/05) of National Association of Variable Annuities; Senior Vice President (7/03 to 11/03), Finance, New York Life Insurance Company; MetLife, Inc. (12/98 to 6/03), Senior Vice President and Head of Individual Business Product Management (12/98 to 7/02) responsibilities included: President of New England Products and Services; Chairman of Security First Group (later MetLife Investors); Chairman, Chief Executive Officer and President of New England Pension and Annuity Company; Board Member of New England Zenith Funds; Board Member of Reinsurance Group of America, Chairman and Chief Executive Officer of Exeter Reinsurance Company, Ltd.; Chairman and Chief Executive Officer of Missouri Reinsurance Company, Ltd; Chairman of Underwriting Policy and Rate Setting Committees; Senior Vice President and Chief Actuary (7/02 to 6/03) of MetLife, Inc.; Director and Senior Vice President (12/05 to present) of Pacific Alliance Reinsurance Ltd; Director and Senior Vice President (10/07 to present) of Pacific Alliance Reinsurance Company of Vermont; and President (1/07 to present) and Executive Vice President (6/06 to 1/07) of Pacific Select Fund.	58
See explanation of symbols on page G-4

PACIFIC LIFE FUNDS
TRUSTEES AND OFFICERS INFORMATION (Continued)
(Unaudited)

			Number of
	Position(s) with	Current Directorship(s) Held and Principal Occupation(s)	Portfolios in
	Pacific Life Funds and	(and certain additional occupation information)	Fund Complex
Name and Age	Length of Time Served*	During Past 5 Years	Overseen**
INTERESTED PERSONS (Continued)

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 6/12/01	Vice President, Fund Advisor General Counsel and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; Vice President and Investment Counsel (4/04 to present) of Pacific Life and Pacific Life & Annuity Company; Assistant Vice President (11/93 to 4/04) and Investment Counsel of Pacific Life; Assistant Vice President (8/99 to 4/04) and Investment Counsel of Pacific Life & Annuity Company; and Vice President and General Counsel (4/05 to present) of Pacific Select Fund.	58

Brian D. Klemens Year of birth 1956	Vice President and Treasurer since 6/12/01	Vice President and Controller (10/07 to present) and Vice President and Treasurer (6/99 to 10/07) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President and Controller (10/07 to present) and Vice President and Treasurer (12/98 to 10/07) of Pacific Life; Vice President and Controller (10/07 to present) and Vice President and Treasurer (5/07 to 10/07) of Pacific Life Fund Advisors LLC; and similar positions with other subsidiaries and affiliates of Pacific Life; and Vice President and Treasurer (4/96 to present) of Pacific Select Fund.	58

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 6/04/04	Vice President and Chief Compliance Officer (11/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present) and Chief Compliance Officer (1/03 to present), and Assistant Vice President (11/97 to 2/00) of Pacific Life; Vice President (4/00 to present) and Chief Compliance Officer (1/03 to present) and Assistant Vice President (8/99 to 4/00) of Pacific Life & Annuity Company; Vice President and Chief Compliance Officer (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Chief Compliance Officer (6/04 to present) of Pacific Select Fund.	58

Eddie Tung Year of birth 1957	Vice President and Assistant Treasurer since 11/14/05	Assistant Vice President (4/03 to present) and Director (Variable Products Accounting) (4/00 to 4/03) of Pacific Life; Assistant Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; and Assistant Vice President and Assistant Treasurer (11/05 to present) of Pacific Select Fund.	58

Howard T. Hirakawa Year of birth 1962	Vice President since 6/20/06	Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; Vice President (4/05 to present), Assistant Vice President (4/00 to 4/05) and Director (Annuities & Mutual Funds) (5/98 to 4/00) of Pacific Life; and Vice President (6/06 to present) of Pacific Select Fund.	58
See explanation of symbols on page G-4

PACIFIC LIFE FUNDS
TRUSTEES AND OFFICERS INFORMATION (Continued)
(Unaudited)

			Number of
	Position(s) with	Current Directorship(s) Held and Principal Occupation(s)	Portfolios in
	Pacific Life Funds and	(and certain additional occupation information)	Fund Complex
Name and Age	Length of Time Served*	During Past 5 Years	Overseen**
INTERESTED PERSONS (Continued)

Laurene E. MacElwee Year of birth 1966	Vice President since 4/04/05 and Assistant Secretary since 6/13/01	Assistant Vice President and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; Assistant Vice President (4/02 to present) and Director (Variable Products & Fund Compliance) (4/00 to 4/02) of Pacific Life; and Assistant Vice President and Assistant Secretary (4/05 to present) of Pacific Select Fund.	58

Carleton J. Muench Year of birth 1973	Vice President since 11/30/06	Assistant Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; Assistant Vice President (10/06 to present) of Pacific Life; Director of Research (5/05 to 9/06) and Senior Investment Analyst (10/03 to 4/05) of Mason Investment Advisory Services, Inc.; Investment Analyst (2/01 to 9/02), Due Diligence Analyst (1/00 to 1/01) and Performance Analyst (10/98 to 12/99) of Manulife Financial; and Assistant Vice President (11/06 to present) of Pacific Select Fund.	58

Audrey L. Milfs Year of birth 1945	Secretary since 6/21/01	Vice President and Secretary (8/97 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (8/97 to present), Vice President (4/91 to present), and Secretary (7/83 to present) of Pacific Life, Vice President and Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and similar positions with other subsidiaries of Pacific Life; and Secretary (7/87 to present) of Pacific Select Fund.	58

*	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

**	As of March 31, 2009, the “Fund Complex” consisted of Pacific Life Funds (23 funds) and Pacific Select Fund (35 portfolios).

PACIFIC LIFE FUNDS
SPECIAL MEETING OF SHAREHOLDERS
(Unaudited)
     Shareholders of record as of January 18, 2008 representing the PL Portfolio Optimization Conservative Fund, PL Portfolio Optimization Moderate-Conservative Fund, PL Portfolio Optimization Moderate Fund, PL Portfolio Optimization Moderate-Aggressive Fund, and PL Portfolio Optimization Aggressive Fund (collectively, the “Portfolio Optimization Funds”) were notified that a Special Meeting of Shareholders (the “Meeting”) would be held at the offices of Pacific Life Funds on March 25, 2008. The necessary quorum and passing requirements for each Portfolio Optimization Fund were satisfied and the proposal passed. A brief description of the matter voted upon as well as the voting results of the aforementioned Meeting are outlined as follows:
Proposal for each Portfolio Optimization Fund:
     To amend the Investment Advisory Agreement relating to the Portfolio Optimization Funds to implement an annual advisory fee of 0.20% of average daily net assets, which, upon implementation of the new advisory fee will be accompanied by: (i) an equivalent decrease in the annual advisory fee paid by each of the Underlying Funds of the Pacific Life Funds in which the Portfolio Optimization Funds currently invest; (ii) a 0.05% decrease in the administration fee paid to the Pacific Life Funds’ administrator by the Portfolio Optimization Funds and Underlying Funds; (iii) an extension of contractual expense caps through June 30, 2009 for the Portfolio Optimization Funds and Underlying Funds; and (iv) an additional 0.20% decrease in the advisory fee paid to Pacific Life Fund Advisors LLC by the PL Small-Cap Growth Fund.

							Total	Total
							Outstanding	Outstanding
PL Portfolio	Votes For		Votes Against		Votes Withheld (1)		Shares	Shares
Optimization Funds	Number	Percent (2)	Number	Percent (2)	Number	Percent (2)	Voted	Number
Conservative	2,039,441.32	90.20%	93,548.42	4.14%	127,969.26	5.66%	2,260,959.00	4,266,980.00
Moderate-Conservative	5,053,814.91	91.94%	229,705.34	4.18%	213,519.11	3.88%	5,497,039.36	10,433,991.00
Moderate	15,756,438.55	79.15%	3,022,076.71	15.18%	1,128,696.68	5.67%	19,907,211.94	37,133,238.00
Moderate-Aggressive	16,613,140.69	86.43%	895,783.19	4.66%	1,712,547.34	8.91%	19,221,471.22	38,082,059.00
Aggressive	7,476,488.38	88.53%	508,611.83	6.02%	460,192.03	5.45%	8,445,292.24	16,478,739.00

(1)	The information presented includes broker non-votes.

(2)	Based on total outstanding shares voted.

PACIFIC LIFE FUNDS
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
AND FUND MANAGEMENT AGREEMENTS
(Unaudited)
     The Board of Trustees (the “Trustees” or “Board”) of Pacific Life Funds (the “Trust”) oversees the management of each of the separate funds of the Trust (each a “Fund” and collectively, the “Funds”), and as required by Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), initially approves, and determines annually whether to renew, the investment advisory agreement (the “Advisory Agreement”) with Pacific Life Fund Advisors LLC (“PLFA”) and each Fund management agreement (the “Fund Management Agreements,” together with the Advisory Agreement, the “Agreements”) with the various sub-advisers (“Fund Managers”). PLFA serves as the investment adviser for all of the Funds and manages the PL Money Market Fund directly under the name “Pacific Asset Management.” Hereinafter, all references to PLFA with respect to the PL Money Market Fund shall include Pacific Asset Management. The Board, including all of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (“Independent Trustees”), last renewed the Agreements at an in-person meeting of the Trustees held on December 3, 2008. Additionally, at an in-person meeting on March 18, 2009, the Board, including all of the Independent Trustees, approved a new Fund Management Agreement effective July 1, 2009 with respect to the PL Large-Cap Growth Fund.
     At these and other meetings, the Trustees considered information (both written and oral) provided to assist them in their review of the Agreements and made assessments with respect to each Agreement. The Board also requested, received and reviewed written materials from PLFA and each Fund Manager submitted in response to requests from the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about the Funds throughout the year, and the Independent Trustees were advised by independent legal counsel with respect to these and other relevant matters. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings, including reports on Fund performance, expenses, fee comparisons, investment advisory services, compliance, and other services provided to the Funds by PLFA and the Fund Managers. The Board also reviewed financial and profitability information regarding PLFA and information provided by the Fund Managers, and descriptions of various functions, such as their portfolio trading and brokerage practices and the personnel providing investment management and administrative services to each Fund. The Board reviewed data provided by PLFA that was gathered from various independent providers of investment company data, to provide the Board with information concerning the Funds’ investment performance, management fees and expense information. Additionally, the Independent Trustees retained an independent consultant (“Independent Consultant”) to assist the Trustees with their analysis of advisory fee and expense ratio information as well as performance and other relevant information. In connection with the analysis, the Independent Consultant utilized and provided the Independent Trustees with data obtained from independent service providers, as well as from other sources.
     The Trustees’ determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In reviewing the materials presented and in considering the information in the management presentations, the Trustees did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the proposed Agreements. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. The following summary describes the most important, but not all, of the factors considered by the Trustees in approving the Agreements, and in the case of the Independent Trustees, in light of the legal advice furnished to them by independent legal counsel and information from the Independent Consultant they retained. This discussion is not intended to be all-inclusive.
Annual Consideration and Approval of Investment Advisory and Fund Management Agreements
     In evaluating the Advisory Agreement and each Fund Management Agreement, the Board, including the Independent Trustees, considered the following factors, among others:
1. Nature, Extent and Quality of Services
     PLFA, its personnel and its resources. The Trustees considered the depth and quality of PLFA’s investment management process, including its sophisticated monitoring and oversight of the Fund Managers; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Trustees considered the high quality of the products and services provided by PLFA and its affiliates, such as the many educational services and tools to assist intermediaries in effectively understanding and meeting shareholder needs.
     The Trustees also considered that PLFA’s investment, legal and compliance professionals have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance and fund accounting. The Trustees further considered PLFA’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems.
     The Trustees considered PLFA’s continued development and use of analytical tools for assessing performance of the Fund Managers, conducting an attribution analysis on performance and reporting on performance to the Trustees. The Trustees noted that PLFA appeared to have implemented effective controls and monitoring of investment style consistency by Fund Managers.
     The Trustees considered PLFA’s policies, procedures and systems to ensure compliance with applicable laws and regulations with respect to the PLFA directly-managed Fund, and its commitment to those programs; PLFA’s efforts to keep the Trustees informed about the Fund Managers; and its attention to matters that may involve conflicts of interest with each Fund. In this regard, the Trustees reviewed information throughout the year on PLFA’s compliance policies and procedures, its compliance history, and reports from the Trust’s Chief Compliance

PACIFIC LIFE FUNDS
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
AND FUND MANAGEMENT AGREEMENTS (Continued)
(Unaudited)
Officer (“CCO”) on compliance by PLFA, the Fund Managers, and the Funds with applicable laws and regulations. The Trustees additionally reviewed information concerning any responses by PLFA to regulatory and compliance developments throughout the year.
     The Fund Managers. The Trustees considered various materials relating to the Fund Managers, including copies of each existing Fund Management Agreement; copies of the Form ADV for each Fund Manager; financial information relating to each Fund Manager; and other information deemed relevant to the Trustees’ evaluation of each Fund Manager, including qualitative assessments from senior management of PLFA.
     The Trustees considered the benefits to shareholders of retaining each Fund Manager and continuing the Fund Management Agreements, particularly in light of the nature, extent, and quality of the services that have been provided by the Fund Managers. The Trustees considered the quality of the management services which have benefited and should continue to benefit the Funds and their shareholders, the organizational depth and resources of the Fund Managers, including the background and experience of each of the Fund Manager’s management and the expertise of each Fund Manager’s portfolio management team, as well as the investment methodology used by the Fund Manager. The Trustees also considered that the CCO had in place a systematic process for periodically reviewing each Fund Manager’s written compliance policies and procedures, including the assessment of each Fund Manager’s compliance program as required under Rule 38a-1 of the 1940 Act and each Fund Manager’s code of ethics. The Trustees also considered that each Fund Manager agreed to cooperate with the CCO in reviewing its compliance operations.
     In making their assessments, the Trustees considered that PLFA has historically exercised diligence in monitoring the performance of the Fund Managers, and has recommended and taken measures to attempt to remedy relative underperformance by a Fund when PLFA and the Trustees believed it to be appropriate.
     The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PLFA and the Fund Managers.
2. Investment Results
     The Trustees considered the investment results of each Fund in light of its objective and current market conditions. The Trustees compared each Fund’s total returns with both the total returns of appropriate groups of peer funds, based on information provided by PLFA using Morningstar data, and with one or more relevant benchmark indices. The Independent Trustees also considered information provided by an Independent Consultant who provided an analysis and presentation to the Trustees utilizing data from databases, with performance information sourced from Morningstar and Strategic Insight’s SimFund database (“SimFund”), which uses Lipper performance data, and the relevant benchmarks of the Funds. The information provided to the Trustees included each Fund’s performance record for the one-, three-, and five-year periods (if available) and since the inception of the Fund. In reviewing the performance data provided by the independent sources, as well as the respective benchmark indices, the Trustees noted that several Funds had exceeded their peer groups and/or respective benchmark indices over certain periods. The Trustees also observed, however, that several of the Funds had underperformed their peer groups and/or trailed their respective benchmark indices over certain periods. The Trustees discussed with PLFA the fact that certain periods of underperformance may be transitory while other periods of underperformance may be reflective of broader issues which may warrant consideration of corrective action. The Trustees discussed these Funds with representatives of PLFA, including an assessment of the approach used by the Fund Managers as well as oversight and monitoring by PLFA as the investment adviser, to gain an understanding of underperformance and to assess whether any actions would be appropriate.
     The Trustees also reviewed the monitoring of the Fund Managers’ investment results by PLFA, including PLFA’s policy of recommending to the Trustees the use of a new manager if performance consistently lagged and could not be improved within a reasonable timeframe. In this regard, the Trustees considered that PLFA had advised the Trustees that it intended to recommend a change in Fund Manager for the PL Large Cap Growth Fund in the near future. The Trustees noted that many of the best independent investment advisers consistently compete to be considered to provide fund management services for the Funds. Generally, the Trustees noted that there continues to be a good record of well managed Funds that work well in the Portfolio Optimization Funds, which are asset allocation funds. The Trustees also noted that the Funds continue to deliver the investment style as disclosed to shareholders. The Trustees also noted that only the Portfolio Optimization Funds and the PL Money Market Fund are open to new investors.
     The Board concluded that PLFA continues to have a strong record of effectively managing a multi-manager fund group designed to give shareholders a reasonable array of choices through which to implement their investment programs. The Board further concluded that PLFA was implementing each Fund’s investment objective either directly or through the selection of Fund Managers and that PLFA’s record in managing each Fund indicates that its continued management as well as the continuation of the respective Fund Management Agreements will benefit each Fund and its shareholders.
3. Advisory Fees and Total Expense Ratios
     The Trustees requested, received and reviewed information from PLFA relating to the advisory fees, sub-advisory fees and total operating expense ratios for each of the Funds. The Independent Trustees also requested and reviewed information from the Independent Consultant with their analysis of advisory fees and certain expenses. The Trustees reviewed the advisory fees and total operating expense ratios of each

PACIFIC LIFE FUNDS
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
AND FUND MANAGEMENT AGREEMENTS (Continued)
(Unaudited)
Fund and compared such amounts with the average fee and expense levels of other funds in applicable peer fund groups. During their review, the Trustees noted that all of the Funds were subject to expense limits agreed to by PLFA. The Trustees also reviewed written materials prepared by PLFA based on information retrieved from the Morningstar database.
     The Trustees also considered information regarding the comparative sub-advisory fees charged under other investment advisory contracts, such as contracts of each Fund Manager with other registered investment companies or other types of clients. The Trustees noted that in many cases there were differences in the level of services provided to the Funds by the Fund Managers and that the level of services provided by these Fund Managers on these other accounts were due to the different nature of the accounts, or because accounts were proprietary accounts or employee or family accounts. These differences often explained differences in fee schedules. The Trustees were mindful that, with regard to the sub-advised Funds, the fee rates were the result of arms’-length negotiations between PLFA and the Fund Managers, and that each Fund’s sub-advisory fees are paid by PLFA and are not paid directly by any Fund.
     The Trustees observed that certain of the Funds’ contractual advisory fees were higher than the average of their respective Morningstar category while others were either lower or approximately equal to these averages. The Trustees noted that none of the Funds were ranked as having the highest total expense ratios in their respective peer group identified by the Independent Consultant and several of the Funds were ranked as having among the lowest total expense ratios in their respective Morningstar category.
     The Board concluded that the advisory fees and total expenses of each Fund were fair and reasonable.
4. Costs, Level of Profits and Economies of Scale
     The Trustees reviewed information regarding PLFA’s costs of sponsoring the Funds and information regarding the profitability of PLFA and the Fund Managers.
     PLFA’s and the Fund Managers’ Costs and Profitability. The Trustees noted that, based on the data available, PLFA appears to be providing products that are competitively priced with other funds, especially multi-manager funds. The Board considered the costs of the services to be provided and the overall financial results for PLFA and its affiliates from the management of the Trust, both including and excluding distribution costs. The Board noted that the Funds have not been profitable to PLFA and its affiliates in the past due in part to the relatively low level of assets. The Board also noted that management did not anticipate the Funds becoming profitable in the near-term given the level of subsidy and expense reimbursements provided by PLFA and its affiliates.
     The Trustees considered that the Funds are well managed, and provide shareholders with a wide choice of premier Fund Managers and asset allocation services at reasonable fee levels. The Board noted that PLFA had taken steps to ensure that shareholders benefit by negotiating favorable terms with service providers, and providing certain support services to the Funds on an approximate cost basis as opposed to an asset-based charge. The Trustees considered PLFA’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.
     The Trustees also reviewed information provided regarding the structure and manner in which PLFA’s and the Fund Managers’ investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel.
     With respect to the Fund Managers, the Trustees noted that it was difficult to accurately determine or evaluate the profitability of the Fund Management Agreements to the Fund Managers because of, among other things, the inconsistency in the types of information provided by the Fund Managers, the fact that many Fund Managers manage substantial assets other than the Funds and, further, that any such assessment would involve assumptions regarding the Fund Managers’ expense allocation policies, capital structure, cost of capital, business mix and other factors.
     Accordingly, in the case of the Fund Managers, the Trustees gave less weight to profitability considerations and did not view that this data was as important as other data given the arms’-length nature of the relationship (for the Funds that are sub-advised) between PLFA and such Fund Managers with respect to the negotiation of fund management fees.
     Economies of Scale. The Trustees noted and considered the extent to which economies of scale are increasingly realized as each Fund grows and whether advisory fee levels reflect economies of scale if the Funds grow in size. The Trustees noted the Funds have relatively small asset levels that do not currently produce significant economies of scale. The Trustees noted, however, PLFA’s commitment to competitive total expenses of the Funds through expense limitation agreements, its consistent reinvestment in the business in the form of improvements in technology, and customer service, and the various expense caps the Funds have been subject to since their inception.
     The Board concluded that the Funds’ cost structures were reasonable in light of the Trust’s size.
5. Ancillary Benefits
     The Trustees requested and received from PLFA information concerning other benefits received by PLFA, the Fund Managers, and their affiliates as a result of their respective relationship with the Funds, including reimbursement at an approximate cost basis for support services, as well as commissions paid to broker-dealers affiliated with certain Fund Managers and the use of soft-dollars by certain of the Fund Managers. The Trustees also considered information concerning other significant economic relations between the Fund Managers and their affiliates with PLFA and its affiliates and noted PLFA’s processes and procedures to identify and disclose such relationships to the

PACIFIC LIFE FUNDS
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
AND FUND MANAGEMENT AGREEMENTS (Continued)
(Unaudited)
Board. The Trustees also considered information provided to them as to how conflicts of interest that may arise from these relationships are managed.
     The Board concluded that such benefits were consistent with those generally derived by investment advisers to mutual funds or were otherwise not unusual.
6. Conclusion
     Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of the Independent Consultant and independent counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the Advisory Agreement and each applicable Fund Management Agreement are fair and reasonable with respect to each Fund and its shareholders, and that the renewal of the Advisory Agreement and each applicable Fund Management Agreement would be in the best interests of the Funds and their shareholders. No single factor was determinative of the Board’s decision to approve the Advisory Agreement and each applicable Fund Management Agreement, but rather the Board based its determination on the total mix of information available to it.
     After further discussion, upon motion duly made and seconded, the Trustees, including a majority of the Independent Trustees, unanimously approved the renewal of the Advisory and Fund Management Agreements. In so doing, the Trustees authorized the officers of the Trust to include a discussion, based, in essence, on the following language above in the Trust’s applicable shareholder report or in any applicable proxy statement in compliance with the requirement under the Investment Company Act to provide disclosure regarding the material factors and the conclusions with respect to those factors that formed the basis of the Board’s approval of these agreements.
Other Fund Management Agreement Approval
PL Large-Cap Growth Fund
     At an in-person meeting on March 18, 2009, the Board, including all of the Independent Trustees, approved, effective no later than July 1, 2009, a new Fund Management Agreement with UBS Global Asset Management (Americas) Inc. (“UBS”) with respect to the PL Large-Cap Growth Fund (the “PL Large-Cap Growth Fund Agreement”), and appointed UBS as the new Fund Manager. In connection with this matter, also at the March 18, 2009 meeting, the Board terminated the Fund Management agreement for the Fund with the prior portfolio manager upon the effectiveness of the PL Large-Cap Growth Fund Agreement.
     In evaluating the PL Large-Cap Growth Fund Agreement, the Board, including the Independent Trustees, considered the factors described below. Additionally, the Board considered the various screening processes that PLFA utilizes in identifying a proposed new portfolio manager, including screening for qualified firms through the use of quantitative data and information gathered from independent third-party databases, as well as the of due diligence conducted by PLFA on the investment resources and personnel of a portfolio manager and an assessment of the investment strategies used by a portfolio manager. In addition, the Board reviewed the specific criteria and information evaluated by PLFA during the selection process of UBS, including information about other firms considered by PLFA, and PLFA’s analysis in reaching its conclusion to recommend UBS as the new portfolio manager.
     In evaluating the PL Large-Cap Growth Fund Agreement, the Board, including the Independent Trustees, considered the following factors, among others:
1. Nature, Extent and Quality of Services to be Provided
     The Trustees considered the benefits to shareholders of retaining UBS as the Fund Manager, particularly in light of the nature, extent, and quality of the services expected to be provided by UBS. In this regard, the Trustees considered various materials relating to the proposed Fund Manager, including copies of the proposed PL Large-Cap Growth Fund Agreement; copies of the Form ADV for UBS; financial information relating to UBS; and other information deemed relevant to the Trustees’ evaluation of UBS, including qualitative assessments from senior management of PLFA.
     The Trustees considered that under the PL Large-Cap Growth Fund Agreement, UBS would be responsible for providing the investment management services for the Fund’s assets, including investment research, advice and supervision and determining which securities would be purchased or sold by the Fund. The Trustees considered the quality of the management services expected to be provided to the PL Large-Cap Growth Fund over both the short- and long-term, the organizational depth and resources of UBS, including the background and experience of UBS’s management and the expertise of the portfolio management team, as well as the investment strategies, processes and philosophy to be used for the investment strategy.
     In addition, the Trustees considered that the Trust’s Chief Compliance Officer had reviewed the written compliance policies and procedures of UBS, including the assessment of its compliance programs as required under Rule 38a-1 of the 1940 Act and its code of ethics, prior to the effectiveness of the new PL Large-Cap Growth Fund Agreement.
     In making these assessments, the Trustees took note of the extensive due diligence PLFA conducted on UBS, and was aided by the assessments and recommendations of PLFA and the in-person presentation and materials provided by UBS at a prior board meeting. The Trustees considered PLFA’s efforts and process to search for and screen advisory firms that are qualified to manage a large-cap growth fund,

PACIFIC LIFE FUNDS
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
AND FUND MANAGEMENT AGREEMENTS (Continued)
(Unaudited)
and the identification by PLFA of UBS to serve as Fund Manager with regard to the day-to-day investment activities of the PL Large-Cap Growth Fund. In this regard the Trustees considered that the search criteria employed by PLFA included identification of a firm with sufficient size, market presence and resources to properly manage the Fund, a dedicated, experienced management team, a large growth investment style, competitive peer ranking and competitive advisory fees. The Trustees also considered that PLFA has historically exercised diligence in monitoring the performance of the Fund Managers, and has recommended and taken measures to attempt to remedy relative underperformance by a Fund when PLFA and the Board believed appropriate.
     The Board concluded it was satisfied with the nature, extent and quality of the investment management services anticipated to be provided to the PL Large-Cap Growth Fund by UBS under the PL Large-Cap Growth Fund Agreement.
2. Performance
     The Trustees considered information about the historical performance of investment companies advised or sub-advised by the same UBS portfolio management team that would manage the PL Large-Cap Growth Fund using similar investment strategies as those proposed for the PL Large-Cap Growth Fund (the “Comparable Performance”). The Trustees considered the Comparable Performance against a pertinent benchmark and against its peer group category for the one-, three- and five-year periods as of December 31, 2008, and found that UBS had performed in the top third of its applicable Morningstar category for the one-, three and five-year periods. Additionally, the Trustees considered performance information presented by PLFA for other potential fund managers. The Trustees also considered the performance of that firm’s accounts during recent periods with challenging market conditions. The Trustees noted UBS’s nimbleness in responding to various market conditions and considered that UBS offered the potential to achieve comparable upside performance and better downside protection than the current Fund Manager.
     The Board determined that UBS’s performance record was acceptable.
3. Portfolio Management Fees
     The Trustees considered information regarding the comparative fees paid to UBS by a fund with a similar investment strategy. The Trustees noted that there were differences in the fee structure proposed to the PL Large-Cap Growth Fund by UBS and the fee charged by UBS on other accounts. They noted that in many cases the amounts were lower, and that in the instances when the amounts were higher, those differences were due to the different nature of the accounts or an affiliation between UBS and the account. The Trustees noted that the fee rates were the result of arms’-length negotiations between PLFA and UBS, and that the PL Large-Cap Growth Fund’s sub-advisory management fees are paid by PLFA and are not paid directly by the PL Large-Cap Growth Fund. The Trustees also considered that the sub-advisory management fees payable to UBS under the PL Large-Cap Growth Fund Agreement contain breakpoints and that the fee schedule remained unchanged from the current fee schedule for the Portfolio.
     The Board concluded that the compensation payable under the PL Large-Cap Growth Fund Agreement is fair and reasonable.
4. Costs, Level of Profits
     The Trustees reviewed information regarding the costs to UBS of managing the PL Large-Cap Growth Fund and the projected profitability of the PL Large-Cap Growth Fund Agreement to UBS to the extent practicable based on the financial information provided by UBS.
     This information is only estimated because there is no actual operating history for UBS within the PL Large-Cap Fund Portfolio. The Trustees gave less weight to projected profitability considerations and did not view this information as important as other information provided in connection with this matter, given the arms’-length nature of the relationship between PLFA and UBS for the negotiation of sub-advisory fees, the fact that such fees are paid by PLFA and the fact that they are projections.
     The Board concluded that the PL Large-Cap Growth Fund’s fee structure reflected in the PL Large-Cap Growth Fund Agreement is fair and reasonable.
5. Ancillary Benefits
     The Trustees received from PLFA information concerning other benefits that may be received by UBS and its affiliates as a result of their relationship with the PL Large-Cap Growth Fund, including commissions that may be paid to broker-dealers affiliated with the Fund Manager and the anticipated use of soft-dollars by the Fund Manager. In this regard, the Trustees noted that UBS represented that they anticipate utilizing an affiliated broker-dealer for trades and utilizing soft dollar credits generated by portfolio commissions to pay for research services. The potential benefits that may be derived by PLFA from its relationship with the PL Large-Cap Growth Fund could include larger assets under management and reputational benefits, which are consistent with those generally derived by investment advisers to mutual funds. The Trustees considered potential benefits to be derived by UBS from its relationship with the PL Large-Cap Growth Fund and that such benefits were consistent with those generally derived by sub-advisers to mutual funds or were otherwise not unusual.
6. Conclusion
     Based on its review, including the consideration of each of the factors referred to above, the Board found that: (i) the compensation payable under the PL Large-Cap Growth Fund Agreement is fair and reasonable; and (ii) the PL Large-Cap Growth Fund Agreement is in the best interests of the PL Large-Cap Growth Fund and its shareholders. No single fact was determinative of the Board’s findings, but rather the Board based their determination on the total mix of information available to it.

PACIFIC LIFE FUNDS
WHERE TO GO FOR MORE INFORMATION
(Unaudited)
Availability of Quarterly Holdings
     The Trust files Form N-Q (complete schedules of fund holdings) with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year not later than 60 days after the close of the applicable quarter end. The Trust’s Form N-Q, when required is filed pursuant to applicable regulations, is available after filing (i) on the SEC’s Web site at http://www.sec.gov; (ii) for review and copying at the SEC’s Public Reference Room in Washington, D.C. (Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330); and (iii) on the Trust’s Webpage at http://www.PacificLife.com. The SEC may charge you a fee for this information.
Availability of Proxy Voting Record
     The Trust files, by August 31 of each year, information regarding how portfolio managers voted proxies relating to fund securities during the most recent twelve-month period ended June 30. Such information is available after filing on the Trust’s’ Website and on the SEC’s Website noted below.
Information Relating to Investments Held by the Pacific Life Funds
     For complete descriptions of the various securities and other instruments held by the Trust and their risks, please see the Trust’s prospectus and Statement of Additional Information (“SAI”). For a description of bond ratings, see the Trust’s SAI. The prospectus and SAI are available as noted below.
Availability of Proxy Voting Policies
     A description of the Proxy Voting Policies and Procedures that the Trust uses to determine how to vote proxies relating to fund securities is described in the Trust’s SAI.
Availability of a Complete Schedule of Investments
     The Trust’s annual and semi-annual reports may contain a summary schedule of investments for certain funds. A complete schedule for the summary schedule of investments presented is available as noted below.
How to obtain Information
     The Trust’s prospectus, SAI (including Proxy Voting Policies), and complete schedule of investments are available:
•	On the Trust’s Website at http://www.PacificLife.com

•	On the SEC’s Website at http://www.sec.gov

•	Upon request by calling, without charge, 1-800-722-2333, 7 a.m. through 5 p.m. Pacific Time

PACIFIC LIFE FUNDS ANNUAL REPORT
as of March 31, 2009
PACIFIC LIFE FUNDS
P.O. Box 9768
Providence, RI 02940-9768
CHANGE SERVICE REQUESTED

Item 2. Code of Ethics.
As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or waivers to the Code of Ethics during the period covered by this report.
A copy of this Code of Ethics is filed as Exhibit 99 to this Form N-CSR.
Item 3. Audit Committee Financial Expert.
The Registrant’s Board has determined that G. Thomas Willis, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item. This designation does not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor does it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as “audit committee financial experts” if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition. Mr. Willis is a retired partner of PricewaterhouseCoopers LLP.
Item 4. Principal Accountant Fees and Services.
(a)	The aggregate fees billed for the fiscal years ended March 31, 2009 and 2008 for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $331,550 and $234,000, respectively.
(b)	The aggregate fees billed for the fiscal years ended March 31, 2009 and 2008 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 and $0, respectively.

(c)	The aggregate fees billed for the fiscal years ended March 31, 2009 and 2008 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $76,400 and $66,650, respectively. The nature of the services comprising the fees was the review of income tax returns and excise tax.
(d)	The aggregate fees billed for the fiscal years ended March 31, 2009 and 2008 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 and $0, respectively.

(e)(1)	The Audit Committee is required to pre-approve audit and non-audit services performed for the Registrant by the independent auditor as outlined below in order to assure that the provision of such services does not impair the auditor’s independence:

Pre-Approval Requirements for Services to Registrant. Before the Auditor is engaged by the Registrant to render audit related or permissible non-audit services, either:

(i) The Audit Committee shall pre-approve such engagement; or

(ii) Such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this Section shall be presented to the full Audit Committee at its next scheduled meeting.

(iii) De Minimis Exceptions to Pre-Approval Requirements. Pre-approval for a service provided to the Registrant other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Registrant constitutes not more than 5 percent of the total amount of revenues paid by the Registrant to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

Pre-Approval of Non-Audit Services Provided to the Adviser and Others. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the Auditor to (i) the Adviser and (ii) any entity in the investment company complex (see note 4), if the nature of the services provided relate directly to the operations or financial reporting of the Registrant.

Application of De Minimis Exception: The De Minimis exceptions set forth above apply to pre-approvals under this Section as well, except that the “total amount of revenues” calculation for this Section’s services is based on the total amount of revenues paid to the Auditor by the Registrant and any other entity that has its services approved under this Section (i.e., the Adviser or any control person).

(e)(2)	No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate fees billed for the years ended March 31, 2009 and 2008 by the Registrant’s principal accountant for non-audit services rendered to the Registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were $76,400 and $66,650 , respectively.

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Investments.
(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of reporting period for the PL Main Street® Core Fund is listed below. The Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the PL Portfolio Optimization Conservative Fund, PL Portfolio Optimization Moderate- Conservative Fund, PL Portfolio Optimization Moderate Fund, PL Portfolio Optimization Moderate-Aggressive Fund, PL Portfolio Optimization Aggressive Fund, PL Money Market Fund, PL Small-Cap Growth Fund, PL International Value Fund, PL Large-Cap Value Fund, PL Short Duration Bond Fund, PL Floating Rate Loan Fund, PL Growth LT Fund, PL Mid-Cap Equity Fund, PL Large-Cap Growth Fund, PL International Large-Cap Fund, PL Small-Cap Value Fund, PL Emerging Markets Fund, PL Managed Bond Fund, PL Inflation Managed Fund, PL Comstock Fund, PL Mid-Cap Growth Fund, PL Real Estate Fund are included as part of the report to shareholders filed under Item 1 of this form.

PACIFIC LIFE FUNDS
PL MAIN STREET® CORE FUND
Schedule of Investments
March 31, 2009

	Shares	Value
COMMON STOCKS — 98.8%

Consumer Discretionary — 8.7%

Aaron Rents Inc	980	$26,127
Abercrombie & Fitch Co ‘A’	3,100	73,780
Aeropostale Inc *	4,220	112,083
American Eagle Outfitters Inc	6,040	73,930
American Greetings Corp ‘A’	2,370	11,992
Ameristar Casinos Inc	570	7,171
AnnTaylor Stores Corp *	6,970	36,244
Autoliv Inc	3,410	63,324
AutoNation Inc *	6,220	86,334
Bally Technologies Inc *	540	9,947
Barnes & Noble Inc	3,240	69,271
bebe Stores Inc	1,060	7,070
Best Buy Co Inc	4,560	173,098
Big Lots Inc *	1,100	22,858
Bob Evans Farms Inc	1,630	36,545
BorgWarner Inc	2,920	59,276
Boyd Gaming Corp	5,860	21,858
Brinker International Inc	4,830	72,933
Brink’s Home Security Holdings Inc *	770	17,402
Brunswick Corp	6,310	21,769
Cablevision Systems Corp ‘A’	3,870	50,078
Callaway Golf Co	4,480	32,166
Career Education Corp *	2,860	68,526
Carnival Corp (Panama)	6,210	134,136
Carter’s Inc *	1,860	34,987
CBS Corp ‘B’	32,480	124,723
CEC Entertainment Inc *	2,120	54,866
Centex Corp	2,890	21,675
Central European Media Enterprises Ltd ‘A’ (Bermuda) *	290	3,323
Chico’s FAS Inc *	520	2,792
Chipotle Mexican Grill Inc ‘B’ *	55	3,152
Clear Channel Outdoor Holdings Inc ‘A’ *	2,200	8,074
Coach Inc *	5,250	87,675
Comcast Corp ‘A’	3,000	40,920
Corinthian Colleges Inc *	1,470	28,591
Cox Radio Inc ‘A’ *	1,220	5,002
Dillard’s Inc ‘A’	6,260	35,682
DISH Network Corp ‘A’ *	6,790	75,437
DreamWorks Animation SKG Inc ‘A’ *	1,460	31,594
Eastman Kodak Co	1,460	5,548
Exide Technologies *	300	900
Expedia Inc *	7,620	69,190
Federal Mogul Corp *	40	267
Foot Locker Inc	4,850	50,828
Fossil Inc *	2,600	40,820
Gannett Co Inc	5,590	12,298
Gentex Corp	3,610	35,956
Guess? Inc	2,040	43,003
Harman International Industries Inc	3,560	48,167
Harte-Hanks Inc	910	4,869
Hearst-Argyle Television Inc	10	42
Hillenbrand Inc	30	480
HSN Inc *	1,020	5,243
International Game Technology	800	7,376
International Speedway Corp ‘A’	510	11,251
Interval Leisure Group Inc *	980	5,194
Jack in the Box Inc *	670	15,604
Jarden Corp *	600	7,602
Johnson Controls Inc	9,050	108,600
Jones Apparel Group Inc	5,250	22,155
KB Home	1,340	17,661
Kohl’s Corp *	3,320	140,502
Lamar Advertising Co ‘A’ *	1,370	13,358
Lear Corp *	250	188
Lennar Corp ‘A’	4,600	34,546
Liberty Media Corp — Capital ‘A’ *	1,170	8,167
Liberty Media Corp — Entertainment ‘A’ *	3,720	74,214
Liberty Media Corp — Interactive ‘A’ *	13,350	38,715
Life Time Fitness Inc *	1,090	13,690
Limited Brands Inc	7,640	66,468
Liz Claiborne Inc	10,000	24,700
Lowe’s Cos Inc	3,670	66,978
McDonald’s Corp	4,400	240,108
Meredith Corp	3,600	59,904
Meritage Homes Corp *	600	6,852
Netflix Inc *	1,900	81,548
News Corp ‘A’	45,780	303,064
Nike Inc ‘B’	640	30,010
Nordstrom Inc	3,610	60,468
Office Depot Inc *	13,280	17,397
OfficeMax Inc	750	2,340
Papa John’s International Inc *	410	9,377
Penske Auto Group Inc	2,360	22,019
Phillips-Van Heusen Corp	2,760	62,597
Polaris Industries Inc	900	19,296
Polo Ralph Lauren Corp	1,230	51,968
priceline.com Inc *	1,130	89,021
Quicksilver Inc *	4,410	5,645
RadioShack Corp	3,630	31,109
Regis Corp	960	13,872
Rent-A-Center Inc *	3,130	60,628
Ross Stores Inc	850	30,498
Royal Caribbean Cruises Ltd (Liberia)	2,590	20,746
Sally Beauty Holdings Inc *	4,220	23,970
Scholastic Corp	1,700	25,619
Service Corp International	4,620	16,124
Signet Jewelers Ltd (Bermuda)	60	687
Skechers U.S.A. Inc ‘A’ *	1,270	8,471
Snap-On Inc	1,700	42,670
Sonic Corp *	1,370	13,727
Speedway Motorsports Inc	870	10,283
Tempur-Pedic International Inc	3,160	23,068
The Buckle Inc	1,890	60,348
The Children’s Place Retail Stores Inc *	2,900	63,481
The DIRECTV Group Inc *	10,930	249,095
The Dress Barn Inc *	4,080	50,143
The Gap Inc	29,670	385,413
The Goodyear Tire & Rubber Co *	3,690	23,099
The Gymboree Corp *	900	19,215
The Home Depot Inc	4,830	113,795
The McGraw-Hill Cos Inc	6,860	156,888
The Men’s Wearhouse Inc	3,370	51,022
The Ryland Group Inc	1,850	30,821
The Stanley Works	1,670	48,630
The Talbots Inc	2,380	8,354
The Timberland Co ‘A’ *	3,200	38,208
The Walt Disney Co	23,060	418,770
The Warnaco Group Inc *	4,240	101,760
Thor Industries Inc	2,980	46,548
Ticketmaster Entertainment Inc *	1,020	3,764
Time Warner Cable Inc	9,645	239,184
Time Warner Inc	34,160	659,288
Tractor Supply Co *	1,320	47,599
TRW Automotive Holdings Corp *	6,210	19,996
UniFirst Corp	280	7,795
Urban Outfitters Inc *	1,140	18,662
Vail Resorts Inc *	1,380	28,193
Viacom Inc ‘B’ *	5,980	103,932
WABCO Holdings Inc	4,090	50,348
Warner Music Group Corp *	1,130	2,656
Whirlpool Corp	240	7,102
Williams-Sonoma Inc	7,710	77,717
WMS Industries Inc *	2,470	51,648
Wolverine World Wide Inc	660	10,283
Wyndham Worldwide Corp	7,190	30,198
Zale Corp *	2,590	5,051

		7,453,083

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 7

PACIFIC LIFE FUNDS
PL MAIN STREET CORE FUND
Schedule of Investments (Continued)
March 31, 2009

	Shares	Value
Consumer Staples — 5.9%

Altria Group Inc	6,050	$96,921
Bunge Ltd (Bermuda)	310	17,561
Casey’s General Stores Inc	1,510	40,257
CVS Caremark Corp	5,510	151,470
Darling International Inc *	1,010	3,747
Del Monte Foods Co	1,600	11,664
Fresh Del Monte Produce Inc (Cayman) *	30	493
Herbalife Ltd (Cayman)	3,480	52,130
Kimberly-Clark Corp	700	32,277
Kraft Foods Inc ‘A’	4,060	90,497
NBTY Inc *	10	141
Nu Skin Enterprises Inc ‘A’	1,100	11,539
PepsiCo Inc	9,010	463,835
Philip Morris International Inc	16,580	589,916
Safeway Inc	27,380	552,802
SUPERVALU Inc	1,840	26,275
Sysco Corp	2,860	65,208
The Coca-Cola Co	14,890	654,415
The Kroger Co	10,360	219,839
The Procter & Gamble Co	24,500	1,153,705
Universal Corp	100	2,992
Wal-Mart Stores Inc	15,790	822,659
Weis Markets Inc	160	4,966
Winn-Dixie Stores Inc *	270	2,581

		5,067,890

Energy — 20.0%

Anadarko Petroleum Corp	21,900	851,691
Apache Corp	13,290	851,756
Arena Resources Inc *	530	13,504
Baker Hughes Inc	11,690	333,749
Basic Energy Services Inc *	1,000	6,470
Berry Petroleum Co ‘A’	1,460	16,002
Bill Barrett Corp *	1,370	30,469
BPZ Resources Inc *	140	518
Chesapeake Energy Corp	7,720	131,703
Chevron Corp	31,720	2,132,853
Cimarex Energy Co	1,940	35,657
Complete Production Services Inc *	4,750	14,630
ConocoPhillips	33,005	1,292,476
Contango Oil & Gas Co *	60	2,352
CVR Energy Inc *	920	5,097
Denbury Resources Inc *	4,400	65,384
Devon Energy Corp	5,600	250,264
Diamond Offshore Drilling Inc	2,040	128,234
Dresser-Rand Group Inc *	3,250	71,825
Dril-Quip Inc *	850	26,095
Encore Acquisition Co *	1,620	37,697
ENSCO International Inc	2,330	61,512
Exterran Holdings Inc *	1,530	24,511
Exxon Mobil Corp	58,140	3,959,334
Foundation Coal Holdings Inc	1,020	14,637
Frontier Oil Corp	5,060	64,717
Frontline Ltd (Bermuda)	1,400	24,346
GulfMark Offshore Inc *	700	16,702
Halliburton Co	18,210	281,709
Helix Energy Solutions Group Inc *	3,110	15,985
Helmerich & Payne Inc	1,720	39,164
Hercules Offshore Inc *	240	379
Hess Corp	8,900	482,380
Holly Corp	1,280	27,136
International Coal Group Inc *	400	644
ION Geophysical Corp *	230	359
Key Energy Services Inc *	8,710	25,085
Marathon Oil Corp	22,840	600,464
Mariner Energy Inc *	3,040	23,560
Massey Energy Co	3,260	32,991
McMoRan Exploration Co *	480	2,256
Murphy Oil Corp	10,920	488,888
Nabors Industries Ltd (Bermuda) *	4,320	43,157
National Oilwell Varco Inc *	9,960	285,952
Noble Corp (Switzerland)	17,720	426,875
Noble Energy Inc	6,980	376,082
Occidental Petroleum Corp	23,470	1,306,106
Oceaneering International Inc *	1,570	57,886
Oil States International Inc *	3,760	50,459
Overseas Shipholding Group Inc	1,750	39,673
Parker Drilling Co *	4,610	8,482
Plains Exploration & Production Co *	2,700	46,521
Precision Drilling Trust (Canada)	288	772
Pride International Inc *	2,840	51,063
Rosetta Resources Inc *	2,060	10,197
Schlumberger Ltd (Netherlands)	8,930	362,737
SEACOR Holdings Inc *	840	48,980
St. Mary Land & Exploration Co	670	8,864
Stone Energy Corp *	3,753	12,497
Superior Energy Services Inc *	3,420	44,084
Swift Energy Co *	1,230	8,979
Tesoro Corp	4,090	55,092
TETRA Technologies Inc *	680	2,210
Tidewater Inc	1,350	50,126
Transocean Ltd (Switzerland) *	4,660	274,194
Unit Corp *	2,380	49,790
Valero Energy Corp	32,690	585,151
W&T Offshore Inc	2,620	16,113
Weatherford International Inc (Switzerland) *	10,380	114,907
XTO Energy Inc	7,270	222,607

		17,044,741

Financials — 7.1%

Affiliated Managers Group Inc *	380	15,850
Allied World Assurance Co Holdings Ltd (Bermuda)	1,650	62,749
American Financial Group Inc	3,660	58,743
American National Insurance Co	40	2,096
AmeriCredit Corp *	4,770	27,952
Ameriprise Financial Inc	3,160	64,748
Aspen Insurance Holdings Ltd (Bermuda)	3,020	67,829
Assurant Inc	850	18,513
Assured Guaranty Ltd (Bermuda)	1,520	10,290
AXIS Capital Holdings Ltd (Bermuda)	1,380	31,105
Bank of America Corp	42,394	289,127
Berkshire Hathaway Inc ‘B’ *	99	279,180
BlackRock Inc	1,030	133,941
Brown & Brown Inc	4,060	76,775
Capital One Financial Corp	800	9,792
Cash America International Inc	1,920	30,067
Cathay General Bancorp	40	417
CB Richard Ellis Group Inc ‘A’ *	3,950	15,918
Cincinnati Financial Corp	1,670	38,193
CIT Group Inc	10,820	30,837
CNA Financial Corp	3,680	33,709
CNA Surety Corp *	320	5,901
Cohen & Steers Inc	50	558
Conseco Inc *	2,220	2,042
Delphi Financial Group Inc ‘A’	2,200	29,612
Discover Financial Services	9,970	62,911
Eaton Vance Corp	440	10,054
Employers Holdings Inc	1,310	12,497
Endurance Specialty Holdings Ltd (Bermuda)	610	15,213
FBL Financial Group Inc ‘A’	100	415
First Horizon National Corp	185	1,982
Forest City Enterprises Inc ‘A’	2,100	7,560
Franklin Resources Inc	4,230	227,870
GAMCO Investors Inc ‘A’	230	7,510
Genworth Financial Inc ‘A’	8,380	15,922
Greenhill & Co Inc	340	25,109
Harleysville Group Inc	350	11,134
HCC Insurance Holdings Inc	1,370	34,510

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 7

PACIFIC LIFE FUNDS
PL MAIN STREET CORE FUND
Schedule of Investments (Continued)
March 31, 2009

	Shares	Value
Hudson City Bancorp Inc	750	$8,768
Infinity Property & Casualty Corp	70	2,375
Interactive Brokers Group Inc ‘A’ *	2,600	41,938
Investment Technology Group Inc *	770	19,650
IPC Holdings Ltd (Bermuda)	2,400	64,896
Janus Capital Group Inc	5,060	33,649
Jefferies Group Inc	1,050	14,490
Jones Lang LaSalle Inc	530	12,328
JPMorgan Chase & Co	23,160	615,593
Knight Capital Group Inc ‘A’ *	3,120	45,989
Lincoln National Corp	3,500	23,415
Loews Corp	13,861	306,328
Max Capital Group Ltd (Bermuda)	2,500	43,100
MetLife Inc	4,050	92,219
Montpelier Re Holdings Ltd (Bermuda)	350	4,536
Morgan Stanley	4,470	101,782
Nelnet Inc ‘A’ *	530	4,685
NYSE Euronext	2,090	37,411
Odyssey Re Holdings Corp	1,630	61,826
Old Republic International Corp	2,600	28,132
OneBeacon Insurance Group Ltd (Bermuda)	770	7,438
Pacific Capital Bancorp	1,810	12,254
PacWest Bancorp	830	11,894
PHH Corp *	1,650	23,183
Piper Jaffray Cos *	80	2,063
Platinum Underwriters Holdings Ltd (Bermuda)	1,240	35,166
Popular Inc	9,810	21,386
ProAssurance Corp *	710	33,100
Protective Life Corp	4,850	25,463
Provident Financial Services Inc	1,370	14,810
Prudential Financial Inc	9,590	182,402
Regions Financial Corp	12,220	52,057
Reinsurance Group of America Inc	300	9,717
RLI Corp	720	36,144
SEI Investments Co	1,910	23,321
Selective Insurance Group Inc	1,380	16,781
StanCorp Financial Group Inc	1,710	38,954
State Auto Financial Corp	160	2,816
T. Rowe Price Group Inc	5,610	161,905
TD Ameritrade Holding Corp *	11,850	163,649
Teton Advisors Inc *+Δ	3	8
The Allstate Corp	6,140	117,581
The Chubb Corp	7,880	333,482
The First American Corp	380	10,074
The Goldman Sachs Group Inc	3,780	400,756
The Hanover Insurance Group Inc	1,230	35,449
The Hartford Financial Services Group Inc	3,710	29,124
The Navigators Group Inc *	320	15,098
The Phoenix Cos Inc	870	1,018
The Student Loan Corp	180	7,819
The Travelers Cos Inc	6,310	256,438
Torchmark Corp	300	7,869
Transatlantic Holdings Inc	430	15,338
Tree.com Inc *	170	785
U.S. Bancorp	13,170	192,414
United Community Banks Inc	326	1,357
United Fire & Casualty Co	250	5,490
Unitrin Inc	2,060	28,799
Validus Holdings Ltd (Bermuda)	130	3,078
Virtus Investment Partners Inc *	106	687
W.R. Berkley Corp	3,530	79,602
Waddell & Reed Financial Inc ‘A’	320	5,782
Webster Financial Corp	1,420	6,035
Wells Fargo & Co	16,740	238,378
XL Capital Ltd ‘A’ (Cayman)	5,190	28,337

		6,027,042

Health Care — 10.4%

Abbott Laboratories	7,390	352,503
Aetna Inc	29,880	726,980
Allergan Inc	1,570	74,983
AMERIGROUP Corp *	2,980	82,069
Amgen Inc *	10,170	503,618
Analogic Corp	80	2,562
Baxter International Inc	1,350	69,147
Becton Dickinson & Co	440	29,586
Bristol-Myers Squibb Co	11,090	243,093
Brookdale Senior Living Inc	2,640	13,332
C.R. Bard Inc	380	30,294
Cardinal Health Inc	840	26,443
Centene Corp *	2,370	42,707
Chemed Corp	590	22,951
CIGNA Corp	5,420	95,338
Community Health Systems Inc *	870	13,346
Coventry Health Care Inc *	3,050	39,467
Eli Lilly & Co	12,240	408,938
Endo Pharmaceuticals Holdings Inc *	2,760	48,797
Facet Biotech Corp *	790	7,505
Forest Laboratories Inc *	4,950	108,702
Gilead Sciences Inc *	3,000	138,960
Health Net Inc *	5,110	73,993
Healthspring Inc *	780	6,529
Hill-Rom Holdings Inc	1,540	15,231
IMS Health Inc	780	9,727
Inverness Medical Innovations Inc *	730	19,440
Johnson & Johnson	28,790	1,514,354
Kindred Healthcare Inc *	2,100	31,395
Kinetic Concepts Inc *	70	1,478
King Pharmaceuticals Inc *	8,980	63,489
KV Pharmaceutical Co ‘A’ *	200	330
LifePoint Hospitals Inc *	80	1,669
Lincare Holdings Inc *	1,930	42,074
Magellan Health Services Inc *	120	4,373
Martek Biosciences Corp *	1,120	20,440
McKesson Corp	2,120	74,285
Medicis Pharmaceutical Corp ‘A’	3,670	45,398
MEDNAX Inc *	890	26,228
Medtronic Inc	4,370	128,784
Merck & Co Inc	20,140	538,745
Omnicare Inc	1,680	41,143
PDL BioPharma Inc	420	2,974
Pfizer Inc	93,490	1,273,334
Sepracor Inc *	1,520	22,283
Sirona Dental Systems Inc *	960	13,747
STERIS Corp	680	15,830
Stryker Corp	3,620	123,225
Thermo Fisher Scientific Inc *	6,120	218,300
UnitedHealth Group Inc	4,980	104,231
Universal American Corp *	1,010	8,555
Universal Health Services Inc ‘B’	1,410	54,059
Varian Inc *	380	9,021
VCA Antech Inc *	80	1,804
Warner Chilcott Ltd ‘A’ (Bermuda) *	160	1,683
Watson Pharmaceuticals Inc *	1,970	61,287
WellCare Health Plans Inc *	1,610	18,113
WellPoint Inc *	21,020	798,129
Wyeth	4,120	177,325
Zimmer Holdings Inc *	5,920	216,080

		8,860,406

Industrials — 12.8%

3M Co	5,120	254,566
A.O. Smith Corp	1,380	34,748
Actuant Corp ‘A’	880	9,090
Acuity Brands Inc	2,550	57,477
AGCO Corp *	1,320	25,872
Alexander & Baldwin Inc	860	16,366
AMERCO Inc *	110	3,688
American Reprographics Co *	50	177
Ameron International Corp	50	2,633

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 7

PACIFIC LIFE FUNDS
PL MAIN STREET CORE FUND
Schedule of Investments (Continued)
March 31, 2009

	Shares	Value
Applied Industrial Technologies Inc	920	$15,520
Arkansas Best Corp	1,810	34,426
Armstrong World Industries Inc *	1,560	17,176
Avis Budget Group Inc *	3,340	3,039
Baldor Electric Co	3,990	57,815
Barnes Group Inc	1,020	10,904
BE Aerospace Inc *	2,750	23,842
Belden Inc	3,610	45,161
Brady Corp ‘A’	820	14,457
Briggs & Stratton Corp	1,840	30,360
Bucyrus International Inc	690	10,474
Caterpillar Inc	14,810	414,088
Ceradyne Inc *	2,490	45,144
Chart Industries Inc *	650	5,122
Chicago Bridge & Iron Co NV ‘NY’ (Netherlands)	4,650	29,155
CIRCOR International Inc	1,020	22,970
Cooper Industries Ltd ‘A’ (Bermuda)	1,510	39,049
Copart Inc *	1,240	36,778
CoStar Group Inc *	870	26,317
Crane Co	2,330	39,330
CSX Corp	2,500	64,625
Cubic Corp	210	5,319
Cummins Inc	14,180	360,881
Danaher Corp	530	28,737
Deere & Co	2,850	93,679
Deluxe Corp	4,440	42,757
Dover Corp	3,440	90,747
DynCorp International Inc ‘A’ *	100	1,333
EMCOR Group Inc *	4,660	80,012
Emerson Electric Co	11,730	335,243
EnergySolutions Inc	170	1,470
EnPro Industries Inc *	1,480	25,308
Equifax Inc	2,510	61,369
Esterline Technologies Corp *	2,100	42,399
FedEx Corp	3,900	173,511
First Advantage Corp ‘A’ *	280	3,858
Flowserve Corp	300	16,836
Fluor Corp	5,680	196,244
Gardner Denver Inc *	3,320	72,177
Genco Shipping & Trading Ltd	2,220	27,395
General Dynamics Corp	10,890	452,915
General Electric Co	105,400	1,065,594
Goodrich Corp	2,140	81,085
Graco Inc	610	10,413
GrafTech International Ltd *	10,100	62,216
Granite Construction Inc	1,780	66,714
Harsco Corp	2,590	57,420
Herman Miller Inc	2,850	30,381
Hertz Global Holdings Inc *	8,790	34,545
HNI Corp	3,150	32,760
Honeywell International Inc	13,220	368,309
Hubbell Inc ‘B’	1,490	40,170
IDEX Corp	2,700	59,049
Illinois Tool Works Inc	9,250	285,363
Ingersoll-Rand Co Ltd ‘A’ (Bermuda)	14,140	195,132
Interface Inc ‘A’	2,600	7,774
Joy Global Inc	2,260	48,138
Kennametal Inc	4,330	70,189
Kirby Corp *	500	13,320
Korn/Ferry International *	3,070	27,814
L-3 Communications Holdings Inc	4,640	314,592
Lennox International Inc	2,060	54,508
Lincoln Electric Holdings Inc	1,480	46,901
Lockheed Martin Corp	1,220	84,217
Manpower Inc	2,270	71,573
Monster Worldwide Inc *	4,830	39,365
MPS Group Inc *	8,210	48,850
MSC Industrial Direct Co Inc ‘A’	1,010	31,381
Mueller Industries Inc	2,280	49,453
Mueller Water Products Inc ‘A’	3,870	12,771
Navistar International Corp *	1,530	51,194
Nordson Corp	1,570	44,635
Norfolk Southern Corp	7,660	258,525
Northrop Grumman Corp	17,140	747,990
Oshkosh Corp	5,420	36,531
Owens Corning Inc *	2,910	26,306
PACCAR Inc	1,180	30,397
Pacer International Inc	600	2,100
Parker-Hannifin Corp	11,690	397,226
Perini Corp *	3,430	42,189
Pitney Bowes Inc	3,280	76,588
Precision Castparts Corp	3,140	188,086
Raytheon Co	9,980	388,621
Resources Connection Inc *	2,590	39,057
Robbins & Myers Inc	2,330	35,346
Robert Half International Inc	4,720	84,158
Rockwell Automation Inc	2,340	51,106
RR Donnelley & Sons Co	5,340	39,142
RSC Holdings Inc *	160	842
Ryder System Inc	160	4,530
Sauer-Danfoss Inc	100	244
Simpson Manufacturing Co Inc	360	6,487
SkyWest Inc	2,750	34,210
Spirit AeroSystems Holdings Inc ‘A’ *	1,930	19,242
Steelcase Inc ‘A’	7,900	39,579
SYKES Enterprises Inc *	470	7,816
TBS International Ltd ‘A’ (Bermuda) *	100	735
Terex Corp *	1,710	15,818
Textainer Group Holdings Ltd (Bermuda)	100	675
The Boeing Co	8,860	315,239
The Corporate Executive Board Co	340	4,930
The Manitowoc Co Inc	7,590	24,819
The Shaw Group Inc *	1,380	37,826
The Timken Co	5,020	70,079
The Toro Co	2,440	58,999
Thomas & Betts Corp *	2,370	59,297
Titan International Inc	2,610	13,128
Trinity Industries Inc	3,930	35,920
Triumph Group Inc	1,230	46,986
TrueBlue Inc *	1,430	11,798
Tyco International Ltd (Switzerland)	1,555	30,416
Union Pacific Corp	2,020	83,042
United Rentals Inc *	6,373	26,830
United Stationers Inc *	170	4,774
United Technologies Corp	7,470	321,061
UTI Worldwide Inc (United Kingdom)	1,140	13,623
Viad Corp	330	4,660
Waste Management Inc	3,840	98,304
Watsco Inc	850	28,926
Watson Wyatt Worldwide Inc ‘A’	640	31,597
Watts Water Technologies Inc ‘A’	1,920	37,555
WESCO International Inc *	3,770	68,312
Woodward Governor Co	1,750	19,565

		10,929,617

Information Technology — 24.6%

3Com Corp *	15,100	46,659
Accenture Ltd ‘A’ (Bermuda)	950	26,115
Acxiom Corp	5,770	42,698
Adobe Systems Inc *	3,380	72,298
ADTRAN Inc	3,390	54,952
Advent Software Inc *	150	4,996
Affiliated Computer Services Inc ‘A’ *	350	16,761
Agilent Technologies Inc *	7,990	122,806
Akamai Technologies Inc *	4,920	95,448
Amdocs Ltd (United Kingdom) *	4,720	87,414
Amkor Technology Inc *	12,740	34,143
Amphenol Corp ‘A’	1,610	45,869
Analog Devices Inc	4,480	86,330
Anixter International Inc *	1,710	54,173
ANSYS Inc *	1,650	41,415
Apple Inc *	5,970	627,566

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 7

PACIFIC LIFE FUNDS
PL MAIN STREET CORE FUND
Schedule of Investments (Continued)
March 31, 2009

	Shares	Value
Applied Materials Inc	56,490	$607,267
Arrow Electronics Inc *	4,030	76,812
Atmel Corp *	9,000	32,670
Autodesk Inc *	4,500	75,645
Avid Technology Inc *	1,020	9,323
Avnet Inc *	3,200	56,032
Avocent Corp *	3,780	45,889
AVX Corp	1,870	16,980
Benchmark Electronics Inc *	5,510	61,712
Blackbaud Inc	10	116
Broadcom Corp ‘A’ *	10,440	208,591
Broadridge Financial Solutions Inc	3,850	71,648
Brocade Communications Systems Inc *	20,650	71,242
CA Inc	11,030	194,238
Cabot Microelectronics Corp *	420	10,093
Cadence Design Systems Inc *	4,600	19,320
Ciena Corp *	6,180	48,080
Cisco Systems Inc *	101,820	1,707,521
Coherent Inc *	970	16,732
CommScope Inc *	4,490	51,006
Computer Sciences Corp *	2,230	82,153
Compuware Corp *	11,970	78,882
Convergys Corp *	10,220	82,578
Corning Inc	20,440	271,239
CSG Systems International Inc *	550	7,854
Cymer Inc *	450	10,017
Dell Inc *	5,360	50,813
Digital River Inc *	1,070	31,907
Dolby Laboratories Inc ‘A’ *	1,550	52,870
DST Systems Inc *	590	20,426
EarthLink Inc *	320	2,102
eBay Inc *	14,280	179,357
EchoStar Corp ‘A’ *	2,094	31,054
Electronics for Imaging Inc *	730	7,154
EMC Corp *	25,240	287,736
Emulex Corp *	8,150	40,994
Entegris Inc *	1,900	1,634
Euronet Worldwide Inc *	70	914
F5 Networks Inc *	1,950	40,852
FactSet Research Systems Inc	1,250	62,487
Fair Isaac Corp	4,310	60,642
Fairchild Semiconductor International Inc *	11,260	42,000
Fidelity National Information Services Inc	1,210	22,022
Gartner Inc *	1,900	20,919
Google Inc ‘A’ *	930	323,696
Harris Corp	1,960	56,722
Heartland Payment Systems Inc	430	2,842
Hewitt Associates Inc ‘A’ *	1,900	56,544
Hewlett-Packard Co	47,270	1,515,476
IAC/ InterActiveCorp *	140	2,132
Ingram Micro Inc ‘A’ *	6,100	77,104
Integrated Device Technology Inc *	12,540	57,057
Intel Corp	110,120	1,657,306
InterDigital Inc *	1,830	47,251
Intermec Inc *	620	6,448
International Business Machines Corp	17,770	1,721,735
International Rectifier Corp *	1,900	25,669
Itron Inc *	610	28,884
j2 Global Communications Inc *	3,490	76,396
Jabil Circuit Inc	8,320	46,259
Jack Henry & Associates Inc	1,320	21,542
JDS Uniphase Corp *	19,470	63,278
KLA-Tencor Corp	600	12,000
L-1 Identity Solutions Inc *	690	3,526
Lawson Software Inc *	3,230	13,728
Lexmark International Inc ‘A’ *	1,410	23,787
LSI Corp *	20,120	61,165
Marvell Technology Group Ltd (Bermuda) *	10,710	98,104
MEMC Electronic Materials Inc *	5,380	88,716
Mentor Graphics Corp *	2,330	10,345
MICROS Systems Inc *	2,800	52,500
Microsemi Corp *	1,200	13,920
Microsoft Corp	113,190	2,079,300
MKS Instruments Inc *	4,010	58,827
Molex Inc	4,850	66,639
National Instruments Corp	1,930	35,995
National Semiconductor Corp	4,670	47,961
NCR Corp *	1,500	11,925
Net 1 U.E.P.S. Technologies Inc *	2,380	36,200
NeuStar Inc ‘A’ *	2,550	42,713
Novellus Systems Inc *	3,600	59,868
Nuance Communications Inc *	3,820	41,485
NVIDIA Corp *	9,130	90,022
ON Semiconductor Corp *	4,820	18,798
Open Text Corp (Canada) *	1,310	45,116
Oracle Corp *	54,149	978,472
Parametric Technology Corp *	5,800	57,884
Perot Systems Corp ‘A’ *	4,520	58,218
Plantronics Inc	4,320	52,142
Plexus Corp *	960	13,267
Polycom Inc *	2,180	33,550
Progress Software Corp *	1,060	18,402
QLogic Corp *	7,310	81,287
QUALCOMM Inc	10,990	427,621
Quest Software Inc *	1,790	22,697
RF Micro Devices Inc *	4,700	6,251
Rofin-Sinar Technologies Inc *	770	12,412
SanDisk Corp *	4,900	61,985
Sapient Corp *	5,870	26,239
ScanSource Inc *	200	3,716
Seagate Technology LLC (Cayman)	28,280	169,963
Semtech Corp *	4,450	59,408
Silicon Laboratories Inc *	1,990	52,536
Skyworks Solutions Inc *	5,400	43,524
Sohu.com Inc *	1,070	44,202
Solera Holdings Inc *	810	20,072
Sonus Networks Inc *	290	455
Starent Networks Corp *	440	6,956
Sun Microsystems Inc *	15,660	114,631
Sybase Inc *	3,190	96,625
Symantec Corp *	51,100	763,434
Synaptics Inc *	2,800	74,928
SYNNEX Corp *	900	17,703
Synopsys Inc *	3,420	70,897
Syntel Inc	240	4,939
Take-Two Interactive Software Inc *	3,630	30,311
Tech Data Corp *	1,260	27,443
Technitrol Inc	300	513
Tekelec *	1,230	16,273
TeleTech Holdings Inc *	3,080	33,541
Tellabs Inc *	20,550	94,119
Teradata Corp *	3,510	56,932
Teradyne Inc *	15,720	68,854
Tessera Technologies Inc *	1,220	16,311
Texas Instruments Inc	58,950	973,265
The Western Union Co	10,720	134,750
THQ Inc *	1,000	3,040
TIBCO Software Inc *	14,470	84,939
Total System Services Inc	4,010	55,378
Trimble Navigation Ltd *	3,570	54,550
Tyco Electronics Ltd (Bermuda)	5,190	57,298
Unisys Corp *	7,180	3,805
ValueClick Inc *	6,850	58,294
Varian Semiconductor Equipment Associates Inc *	2,190	47,435
Verigy Ltd (Singapore) *	2,240	18,480
VeriSign Inc *	280	5,284
ViaSat Inc *	250	5,205
Vishay Intertechnology Inc *	12,460	43,361
VistaPrint Ltd (Bermuda) *	830	22,817
Western Digital Corp *	5,060	97,860
Wind River Systems Inc *	3,660	23,424
Xerox Corp	66,460	302,393

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 7

PACIFIC LIFE FUNDS
PL MAIN STREET CORE FUND
Schedule of Investments (Continued)
March 31, 2009

	Shares	Value
Xilinx Inc	4,480	$85,837
Zebra Technologies Corp ‘A’ *	770	14,645

		20,958,920

Materials — 5.2%

Air Products & Chemicals Inc	600	33,750
AK Steel Holding Corp	7,320	52,118
Alcoa Inc	28,080	206,107
Allegheny Technologies Inc	2,430	53,290
Ashland Inc	5,912	61,071
Cabot Corp	530	5,570
Carpenter Technology Corp	3,750	52,950
Century Aluminum Co *	4,020	8,482
CF Industries Holdings Inc	1,100	78,243
Cliffs Natural Resources Inc	320	5,811
Commercial Metals Co	5,130	59,251
Cytec Industries Inc	1,640	24,633
Domtar Corp *	24,460	23,237
E.I. du Pont de Nemours & Co	1,850	41,310
Eastman Chemical Co	1,520	40,736
Ferro Corp	1,820	2,603
Freeport-McMoRan Copper & Gold Inc	17,810	678,739
H.B. Fuller Co	1,640	21,320
International Paper Co	1,050	7,392
Kaiser Aluminum Corp	580	13,410
Louisiana-Pacific Corp	1,800	4,014
MeadWestvaco Corp	1,910	22,901
Minerals Technologies Inc	260	8,333
Monsanto Co	4,110	341,541
Nalco Holding Co	1,300	16,991
NewMarket Corp	650	28,795
NOVA Chemicals Corp (Canada)	3,540	20,390
Nucor Corp	13,290	507,279
Olin Corp	1,870	26,685
Olympic Steel Inc	200	3,034
OM Group Inc *	80	1,546
Owens-Illinois Inc *	3,570	51,551
Packaging Corp of America	1,710	22,264
Reliance Steel & Aluminum Co	2,830	74,514
Rock-Tenn Co ‘A’	1,190	32,190
Rockwood Holdings Inc *	1,580	12,545
RPM International Inc	3,710	47,228
RTI International Metals Inc *	100	1,170
Schnitzer Steel Industries Inc ‘A’	2,230	70,000
Sealed Air Corp	3,500	48,300
Sonoco Products Co	2,650	55,597
Southern Copper Corp	41,380	720,840
Temple-Inland Inc	11,130	59,768
Terra Industries Inc	3,500	98,315
The Dow Chemical Co	4,410	37,176
The Mosaic Co	12,420	521,392
The Valspar Corp	2,580	51,523
United States Steel Corp	2,620	55,361
Valhi Inc	200	1,876
Westlake Chemical Corp	1,170	17,117
Worthington Industries Inc	3,140	27,349

		4,457,608

Telecommunication Services — 3.6%

AT&T Inc	58,913	1,484,608
Centennial Communications Corp *	2,100	17,346
Cincinnati Bell Inc *	1,290	2,967
Embarq Corp	2,400	90,840
Global Crossing Ltd (Bermuda) *	90	630
NII Holdings Inc *	2,950	44,250
NTELOS Holdings Corp	800	14,512
Premiere Global Services Inc *	2,110	18,610
Qwest Communication International Inc	24,820	84,884
Sprint Nextel Corp *	55,910	199,599
Syniverse Holdings Inc *	3,070	48,383
Telephone & Data Systems Inc	2,660	70,517
tw telecom Inc *	7,060	61,775
US Cellular Corp *	1,110	37,007
Verizon Communications Inc	27,390	827,178
Windstream Corp	8,090	65,205

		3,068,311

Utilities - 0.5%

American Electric Power Co Inc	1,110	28,039
Avista Corp	1,400	19,292
Duke Energy Corp	21,890	313,465
Integrys Energy Group Inc	530	13,801
Reliant Energy Inc *	6,920	22,075

		396,672

Total Common Stocks (Cost $118,857,241)		84,264,290

TOTAL INVESTMENTS — 98.8% (Cost $118,857,241)		84,264,290

OTHER ASSETS & LIABILITIES, NET — 1.2%		996,780

NET ASSETS — 100.0%		$85,261,070

Notes to Schedule of Investments
(a)	As of March 31, 2009, the Fund was diversified as a percentage of net assets as follows:

Information Technology	24.6%
Energy	20.0%
Industrials	12.8%
Health Care	10.4%
Consumer Discretionary	8.7%
Financials	7.1%
Consumer Staples	5.9%
Materials	5.2%
Telecommunication Services	3.6%
Utilities	0.5%

98.8%
Other Assets & Liabilities, Net	1.2%

100.0%

(b)	A security with a total aggregate market value of $8 or less than 0.01% of the net assets was valued under the fair value procedures established by the Fund’s Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

(c)	Less than 0.1% of the Fund’s net assets were reported illiquid by the portfolio manager under the Funds’ policy.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 7

PACIFIC LIFE FUNDS
PL MAIN STREET CORE FUND (Continued)
Explanation of Symbols and Terms
March 31, 2009
Explanation of Symbols:
*	Non-income producing securities.

+	Securities were fair valued under procedures established by the Funds’ Board of Trustees, including considerations to determine fair values for certain foreign equity securities, if applicable.

Δ	Illiquid holdings. Holdings were reported as illiquid by the portfolio manager pursuant to Funds’ policy and procedures. (See Note 2T to Notes to Financial Statements.)
Other Abbreviations:

‘NY’	New York Shares
Note: The descriptions and industry and geographical classifications of the companies shown in the schedule of investments were obtained from published reports and other sources believed to be reliable, and are not covered by the Report of Independent Registered Public Accounting Firm.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON DETAILED SCHEDULE OF INVESTMENTS
To the Shareholders and Board of Trustees of
PL Main Street® Core Fund:
We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of the PL Main Street® Core Fund (the “Fund”), one of twenty-three funds constituting the Pacific Life Funds as of March 31, 2009, and for the year then ended and have issued our report thereon dated May 20, 2009 which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund’s schedule of investments in securities (the “Schedule”) as of March 31, 2009 appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Pacific Life Fund’s management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.
/S/ DELOITTE & TOUCHE LLP
Philadelphia, Pennsylvania
May 20, 2009

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.
Item 11. Controls and Procedures.
(a)	The Chairman of the Board, President and Treasurer have concluded that Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) and internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) provide reasonable assurances that material information relating to Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of Ethics, subject to the disclosure of Item 2 hereof- attached hereto as Exhibit 99.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99 CERT.

(a)(3)	Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is attached hereto as Exhibit 99.906 CERT pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacific Life Funds

By:	/s/ Mary Ann Brown
Mary Ann Brown
President

Date:	June 8, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James T. Morris
James T. Morris
Chief Executive Officer

Date:	June 8, 2009

By:	/s/ Mary Ann Brown
Mary Ann Brown
President

Date:	June 8, 2009

By:	/s/ Brian D. Klemens
Brian D. Klemens
Treasurer (Principal Financial and
Accounting Officer)

Date:	June 8, 2009